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MORGAN STANLEY DEAN WITTER

                                             [GRAPHIC] MORGAN STANLEY
                                                       DEAN WITTER
                                                       INSTITUTIONAL FUND, INC.

                                                       ANNUAL REPORT
                                                       DECEMBER 31, 1999

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.

-------------------------------------------------------------------------------
TABLE OF CONTENTS
-------------------------------------------------------------------------------

President's Letter ...................................................        2
Performance Summary ..................................................        4
Investment Overview and Statements of Net Assets
  by Portfolio:
Global and International Equity Portfolios:
   Active International Allocation ...................................        6
   Asian Equity ......................................................       17
   Asian Real Estate .................................................       22
   Emerging Markets ..................................................       27
   European Equity ...................................................       36
   European Real Estate ..............................................       41
   Global Equity .....................................................       47
   International Equity ..............................................       53
   International Magnum ..............................................       58
   International Small Cap ...........................................       66
   Japanese Equity ...................................................       71
   Latin American ....................................................       75
U.S. Equity Portfolios:
   Equity Growth .....................................................       80
   Focus Equity ......................................................       85
   Small Company Growth ..............................................       90
   Technology ........................................................       95
   U.S. Equity Plus ..................................................       99
   U.S. Real Estate ..................................................      105
   Value Equity ......................................................      110
Fixed Income Portfolios:
   Emerging Markets Debt .............................................      115
   Fixed Income ......................................................      120
   Global Fixed Income ...............................................      124
   High Yield ........................................................      128
   Municipal Bond ....................................................      134
Money Market Portfolios:
   Money Market ......................................................      137
   Municipal Money Market ............................................      141
Statements of Operations..............................................      148
Statements of Changes in Net Assets...................................      152
Financial Highlights..................................................      165
Notes to Financial Statements.........................................      190
Report of Independent Accountants.....................................      198
Federal Tax Information...............................................      199
Directors and Officers ...............................................      200

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Dean Witter Institutional Fund, Inc. Prospectuses describe in detail each of the Portfolio's investment policies to the prospective investor. Please read the prospectuses carefully before you invest or send money.

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

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
PRESIDENT'S LETTER
-------------------------------------------------------------------------------

Fellow Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 1999. Our Fund currently offers 26 portfolios providing investors with a full array of global and domestic equity and fixed income products. Together, the Fund's portfolios allow investors to meet specific investment needs or to allocate assets among different portfolios to implement an overall investment strategy.

In this Report, you will find portfolio manager commentary, performance statistics and other useful information for each of the Fund's portfolios. Additionally, we have provided a performance summary for all portfolios on pages 4 and 5 of this Report.

MARKET OVERVIEW
---------------

Global equity markets finished 1999 with strong gains, as the global economy began to heal after the Asian and Russian economic crises experienced in 1997 and 1998. The S&P 500 Index delivered its fifth year of double-digit returns rising 21.0% in calendar year 1999. The MSCI EAFE Index returned 27.0%, beating the S&P 500 Index for the first time in five years, despite weak currencies in Europe. Emerging markets, which had been performance laggards since the Mexico devaluation of 1994, finally recovered. The MSCI Emerging Markets Free Index rose 66.4%, overcoming the Brazilian devaluation of the first quarter. The most disappointing asset class was fixed income. As global growth stabilized and resumed, inflationary fears mounted driving bond yields higher in the U.S. and Europe. The Lehman Aggregate Bond Index returned -0.8% during a volatile year.

Although the U.S. bull market in the first half of 1999 showed signs of broadening, market leadership narrowed dramatically in the second half. Value stocks, which began to outperform growth in February and March, stagnated later in the year, as inflation fears moderated and economic growth surprised on the upside. The year ended with growth stocks (+33.2%) again dominating value stocks (+7.4%) by a wide margin. Although rising interest rates and inflation expectations are usually bad for stocks, markets have shrugged off rising rates as growth surprises outpaced inflation surprises throughout 1999. This growth environment was also reflected in the bond market. As investor confidence improved, risk tolerance rose to more normal levels, benefiting spread products, which had suffered large losses in the flight to quality at the end of 1998. Fixed income spreads narrowed, and investment grade governments and corporates (-2.1%) underperformed mortgages (+2.0%), high yield debt (+1.7%), and emerging market debt (+26.0%).

Non-U.S. stock market performance was strong, despite being held back by weaker European currencies. The strongest performing regions were those which had suffered the most over the past three years of currency crises and debt deflation. Japan led the developed markets, rising 61.5% in 1999, as the Japanese economy bottomed and began to recover. The combination of low valuations, low interest rates, and a better earnings outlook was a powerful contributor to the rise in the Japanese market and a strengthening of the yen. Pacific region stock performance (+38.1%) was also strong, but was highly differentiated, as the countries hardest hit by the emerging market debt crisis, Hong Kong (+59.5%) and Singapore (+60.2%), outperformed the more stable economies of Australia (+17.6%) and New Zealand (+12.9%). European stock performance was mixed during the year. In the first half, Eurozone economic performance disappointed on the downside, as Germany continued to lag contributing to poor equity performance and a weaker currency. Although European economic performance was more robust in the second half, the Euro continued to weaken, closing the year 15% below its January 1 level. Europe returned 15.9% in 1999. Emerging markets benefited from a sharp economic rebound in 1999, coupled with a return to a more normal risk environment, which attracted capital to emerging markets. Asian economies bottomed in the early part of the year, and began a steep trajectory of recovery. The depegging of Asian currencies from the U.S. dollar enabled many countries to exercise more flexibility in economic management, and, to some extent, decreased their vulnerability to rising U.S. interest rates. With the bottoming of Latin America in the second half of 1999, the emerging market recovery from the Asian and Russian crises was complete.

MARKET OUTLOOK
--------------

Whereas global healing was the theme of 1999, we expect synchronized global growth to be the theme of 2000. This environment is bullish for corporate profits, particularly in non-U.S. markets, where the growth cycle is in a much earlier stage and substantial slack remains in the economy. Non-U.S. equity markets have started to outperform the U.S. in the second half and we expect this trend to continue in 2000. As growth in the global economy continues apace, a key concern for investors will be inflation and interest rates. Although central banks have tightened enough over the past 12 months to neutralize the liquidity injected after the Russian crisis of 1998, they have acted cautiously in light of potential Y2K problems. With Y2K having passed uneventfully, central banks are now free to respond more aggressively to potential inflationary pressures. The Federal Reserve is expected to increase rates at the February meeting, and the U.S. bond market has already priced in a total of

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                                       2

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
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PRESIDENT'S LETTER
-------------------------------------------------------------------------------

75 basis points of tightening. In Europe growth has accelerated in the fourth quarter, causing many forecasters to expect the European Central Bank to tighten in the spring.

Despite our rosy outlook for economic growth, we remain cautious towards equities. As the Fed acts to slow the U.S. economy, profitability could be squeezed, pressuring U.S. equity valuations. Because the U.S. market continues to behave as the bellwether market, a sharp fall in U.S. equity prices would likely lead other markets to fall in sympathy. We approach the investment environment in 2000 with caution in the U.S. markets, as bond yields continue to rise, and overvaluation levels have reached those of July 1987. We are more optimistic in the non-U.S., where inflationary pressures are more dormant, and growth appears to be accelerating.

We hope you find the enclosed Report informative. As always, we very much appreciate your continued support of the Fund and look forward to a successful 2000.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT

January 2000

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                                       3

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
PERFORMANCE SUMMARY (UNAUDITED)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

                                                                                              ONE YEAR
                                                           INCEPTION DATES                  TOTAL RETURN
                                                         --------------------     ----------------------------------
                                                                                                        COMPARABLE
                                                         CLASS A     CLASS B      CLASS A   CLASS B      INDICES
                                                         --------    --------     -------   -------     ----------
GLOBAL AND INTERNATIONAL EQUITY PORTFOLIOS:
   Active International Allocation                        1/17/92     1/02/96       27.82%    26.63%     26.96% (1)
   Asian Equity                                           7/01/91     1/02/96       81.00     79.95      59.40  (2)
   Asian Real Estate                                     10/01/97    10/01/97       24.27     23.88      20.46  (3)
   Emerging Markets                                       9/25/92     1/02/96      101.78    101.26      66.41  (4)
   European Equity                                        4/02/93     1/02/96        9.60      9.36      15.89  (5)
   European Real Estate                                  10/01/97    10/01/97       -2.36     -2.61       3.40  (6)
   Global Equity                                          7/15/92     1/02/96        4.01      3.75      24.94  (7)
   International Equity                                   8/04/89     1/02/96       16.91     16.68      26.96  (1)
   International Magnum                                   3/15/96     3/15/96       24.87     24.58      26.96  (1)
   International Small Cap                               12/15/92       --          39.34        --      17.67  (8)
   Japanese Equity                                        4/25/94     1/02/96       63.75     63.46      61.53  (9)
   Latin American                                         1/18/95     1/02/96       71.28     70.85      58.89  (10)
                                                                                                         65.45  (11)
U.S. EQUITY PORTFOLIOS:
   Equity Growth                                          4/02/91     1/02/96       39.89     39.61      21.04  (12)
   Focus Equity                                           3/08/95     1/02/96       46.44     46.13      21.04  (12)
   Small Company Growth                                  11/01/89     1/02/96       96.45     95.97      21.26  (13)
   Technology                                             9/16/96     9/16/96      160.62    160.26      21.04  (12)
   U.S. Equity Plus                                       7/31/97     7/31/97       20.25     19.99      21.04  (12)
   U.S. Real Estate                                       2/24/95     1/02/96       -1.48     -1.73      -4.62  (14)
   Value Equity                                           1/31/90     1/02/96       11.63     11.22      21.04  (12)
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt                                  2/01/94     1/02/96       29.22     28.01      25.97  (15)
   Fixed Income                                           5/15/91     1/02/96       -1.56     -1.76      -0.82  (16)
   Global Fixed Income                                    5/01/91     1/02/96       -6.84     -7.09      -5.08  (17)
   High Yield                                             9/28/92     1/02/96        7.77      7.44       3.28  (18)
   Municipal Bond                                         1/18/95       --          -1.79        --      -0.14  (19)
MONEY MARKET PORTFOLIOS:
   Money Market                                          11/15/88       --            --         --         --
   Municipal Money Market                                 2/10/89       --            --         --         --

--------------------------------------------------------------------------------


                                        YIELD INFORMATION AS OF DECEMBER 31, 1999
                                        -----------------------------------------
                                  30 DAY
                              CURRENT YIELD++                                7 DAY     7 DAY     30 DAY    30 DAY
                             -----------------                              CURRENT  EFFECTIVE  CURRENT  COMPARABLE
                             CLASS A   CLASS B                               YIELD+    YIELD+    YIELD++    YIELD
                             -------   -------                              -------  ---------  -------  ----------
FIXED INCOME PORTFOLIOS:                          MONEY MARKET PORTFOLIOS:
   Emerging Markets Debt      15.66%    15.36%      Money Market              5.33%     5.47%     5.28%   5.21%(20)
   Fixed Income                6.77      6.62       Municipal Money Market    3.84      3.91      3.26    3.17 (21)
   Global Fixed Income         4.64      4.48
   High Yield                 10.58     10.33
   Municipal Bond              4.97        --

  +The 7 day current yield and 7 day effective yield assume an annualization of the current yield with all dividends reinvested. As with all money market portfolios, yields will fluctuate as market conditions change and the 7 day yields are not necessarily indicative of future performance.
 ++The current 30 day yield reflects the net investment income generated by the Portfolio over a specified 30 day period expressed as an annual percentage. Expenses accrued for the 30 day period include any fees charged to all shareholders. Yields will fluctuate as market conditions change and are not necessarily indicative of future performance.

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                                       4

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
                                          FIVE YEAR           TEN YEAR                            SINCE INCEPTION
                                       AVERAGE ANNUAL      AVERAGE ANNUAL                         AVERAGE ANNUAL
                                        TOTAL RETURN        TOTAL RETURN                           TOTAL RETURN
                                    -------------------  -------------------  --------------------------------------------------
                                             COMPARABLE           COMPARABLE             COMPARABLE                COMPARABLE
                                    CLASS A   INDICES    CLASS A   INDICES    CLASS A  INDICES-CLASS A  CLASS B  INDICES-CLASS B
                                    -------  ----------  -------  ----------  -------  ---------------  -------  ---------------
GLOBAL AND INTERNATIONAL EQUITY
  PORTFOLIOS:
   Active International Allocation   15.15%   12.83%(1)       --       --      12.33%      11.66%(1)     15.98%       13.24%(1)
   Asian Equity                      -1.71     0.78 (2)       --       --       9.06       10.20 (2)     -4.15        -1.21 (2)
   Asian Real Estate                     --       --          --       --      -5.64      -13.86 (3)     -6.00       -13.86 (3)
   Emerging Markets                   7.84     2.00 (4)       --       --      13.45        9.49 (4)     13.17         3.71 (4)
   European Equity                   13.80    22.12 (5)       --       --      16.08       19.57 (5)     13.79        22.08 (5)
   European Real Estate                  --       --          --       --      -1.14        1.33 (6)     -1.34         1.33 (6)
   Global Equity                     16.54    19.76 (7)       --       --      17.02       16.52 (7)     15.57        19.42 (7)
   International Equity              16.07    12.83 (1)   13.21%    7.01%(1)   13.21        7.35 (1)     16.74        13.24 (1)
   International Magnum                  --       --          --       --      12.16       14.09 (1)     11.87        14.09 (1)
   International Small Cap           11.60    -1.76 (8)       --       --      14.97        4.46 (8)         --           --
   Japanese Equity                    8.97     1.96 (9)       --       --       7.52        2.07 (9)     12.01         2.48 (9)
   Latin American                        --       --          --       --      15.80        8.98 (10)    21.20        12.83 (10)
                                         --       --          --       --      15.80        9.69 (11)    21.20        13.85 (11)
U.S. EQUITY PORTFOLIOS:
   Equity Growth                     32.93    28.55 (12)      --       --      21.28       19.35 (12)    29.63        26.18 (12)
   Focus Equity                          --       --          --       --      36.58       28.31 (12)    32.98        26.18 (12)
   Small Company Growth              31.00    16.69 (13)  19.43    13.40 (13)  19.78       13.26 (13)    30.09        13.87 (13)
   Technology                            --       --          --       --      71.47       28.15 (12)    71.13        28.15 (12)
   U.S. Equity Plus                      --       --          --       --      18.75       21.26 (12)    18.52        21.26 (12)
   U.S. Real Estate                      --       --          --       --      13.68        8.30 (14)    10.89         6.38 (14)
   Value Equity                      20.22    28.55 (12)      --       --      13.93       19.21 (12)    16.53        26.18 (12)
FIXED INCOME PORTFOLIOS:
   Emerging Markets Debt             13.57    16.58 (15)      --       --       8.53        9.95 (15)     9.75        13.86 (15)
   Fixed Income                       7.65     7.73 (16)      --       --       7.24        7.41 (16)     4.89         5.21 (16)
   Global Fixed Income                6.45     6.69 (17)      --       --       6.38        7.62 (17)     3.22         3.76 (17)
   High Yield                        12.79     9.07 (18)      --       --      11.18        8.82 (18)     9.90         7.07 (18)
   Municipal Bond                        --       --          --       --       4.67        6.02 (19)        --           --
MONEY MARKET PORTFOLIOS:
   Money Market                          --       --          --       --          --          --            --           --
   Municipal Money Market                --       --          --       --          --          --            --           --

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     INDICES:
 (1) MSCI EAFE (Europe, Australasia, and Far East)
 (2) MSCI All-Country Far East Free ex-Japan
 (3) GPR General Real Estate Securities Index -- Far East
 (4) MSCI Emerging Markets Free
 (5) MSCI Europe
 (6) GPR General Real Estate Securities Index -- Europe
 (7) MSCI World
 (8) MSCI EAFE Small Cap
 (9) MSCI Japan
(10) MSCI Emerging Markets Free Latin America
(11) MSCI Emerging Markets Global Latin America
(12) S&P 500
(13) Russell 2000
(14) National Association of Real Estate Investment Trusts (NAREIT) Equity Index
(15) J.P. Morgan Emerging Markets Bond Plus
(16) Lehman Aggregate Bond
(17) J.P. Morgan Traded Global Bond
(18) CS First Boston High Yield
(19) Lehman 7-Year Municipal Bond
(20) IBC Money Fund Comparable Yield
(21) IBC Municipal Money Fund Comparable Yield


Past performance should not be construed as a guarantee of future performance. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investments in the Money Market or Municipal Money Market Portfolios are neither insured nor guaranteed by the Federal Deposit Insurance Corporation. Although the Money Market and Municipal Money Market Portfolios seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these portfolios. Please read the Portfolios' prospectuses carefully before you invest or send money.

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                                       5

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)

                                       [CHART]

Australia                               (1.4%)
Austria                                 (0.2%)
Brazil                                  (1.1%)
Finland                                 (2.9%)
France                                  (5.6%)
Germany                                 (7.1%)
Hong Kong                               (2.9%)
India                                   (0.5%)
Italy                                   (3.5%)
Japan                                  (26.1%)
Netherlands                             (4.7%)
Portugal                                (0.7%)
Singapore                               (2.2%)
South Korea                             (1.0%)
Spain                                   (3.0%)
Sweden                                  (3.1%)
Switzerland                             (5.0%)
United Kingdom                         (13.1%)
Other                                  (15.9%)


   Of the amount shown above as "Other", a significant portion represents cash equivalents required under regulations to be held as collateral relating to investments in futures contracts.

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                          [GRAPH]

              Active International
              Allocation Portfolio-    MSCI EAFE
                    Class A            Index(1)
              ---------------------   ----------
1/17/92*          $  500,000          $  500,000
10/31/92           _________           _________
12/31/92           _________           _________
12/31/93           _________           _________
12/31/94           _________           _________
12/31/95           _________           _________
12/31/96           _________           _________
12/31/97           _________           _________
12/31/98           _________           _________
12/31/99          $1,261,357          $1,200,786

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)

                                      TOTAL RETURNS(2)
                           ---------------------------------------
                                                   AVERAGE ANNUAL
                            ONE    AVERAGE ANNUAL      SINCE
                            YEAR     FIVE YEARS      INCEPTION
                           ------  --------------  ---------------
PORTFOLIO-- CLASS A .....  27.82%      15.15%         12.33%
PORTFOLIO-- CLASS B .....  26.63        N/A           15.98
INDEX-- CLASS A .........  26.96       12.83          11.66
INDEX-- CLASS B .........  26.96        N/A           13.24

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Active International Allocation Portfolio invests in international equity markets, with emphasis placed upon countries and sectors, rather than stock selection. This approach reflects our belief that a diversified selection of securities representing exposure to countries and sectors that we find attractive provides an effective way to maximize the return potential and minimize the risk associated with global investing.

For the year ended December 31, 1999, the Portfolio had a total return of 27.82% for the Class A shares and 26.63% for the Class B shares compared to 26.96% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 15.15% compared to 12.83% for the Index. For the period from inception on January 17, 1992 through December 31, 1999, the average annual total return for the Class A shares was 12.33% compared to 11.66% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 15.98% compared to 13.24% for the Index.

Equity markets around the world ended the decade on adrenaline, surging in the last few weeks of the year to bring the annual Index return to 26.96%. At long last we can say that international markets outperformed the almighty U.S. (21.04% in 1999); a trend we expect to continue for the next few years.

The Portfolio gained a little ground on the Index in the fourth quarter. We went into the long awaited Y2K period fully invested - putting virtually all cash to work very close to the market bottom in mid-October. We eliminated cash by increasing positions in Germany, getting to benchmark weight in Finland (dominated by Nokia) and further increasing the Japanese technology tilt. We also invested 2.6% in emerging markets; specifically Korea, India and Brazil.

In reviewing our decision-making for the entire year, we conclude that we erred on the side of caution. Although our early regional calls on Asia and Japan were correct, we continued to hold some residual cash and were too

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

-------------------------------------------------------------------------------
Active International Allocation Portfolio
                                       6

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO (CONT.)

suspicious of technology/telecommunications valuations in the first three quarters of 1999. Currency hedging was also a net detraction, as we got on the wrong side of the euro gyrations; being underweight euro, but not explicitly hedged until too late, as the new currency plummeted 17% in the first half of 1999. It was a year in which being aggressive and speculative was rewarded; imagination proving a better investment tool than valuation and historic equity relationships with interest rates. The first few days of the new millennium have shown us the potential gravitational strength of these old relationships, but it still is too early to come to any firm conclusions. We entered the new year slightly underweight telecommunications as a whole, but overweight in technology compared to the Index. We are closely watching (and feeling) economic and market developments, as we examine our fully invested positions, particularly our weights in the high beta, "communication/information" sectors. There is no question about the transforming power of the Internet; the issue is which market segments will profit from it, and to what extent the future has been excessively discounted. The sharp break here early in the New Year demonstrates how fragile psychology really is.

In Europe we continue to hold our tilt into European real estate. European real estate companies are selling at about a 20% discount to the private market value of their underlying properties across most of Europe. Our experts believe European real estate is about three to five years behind the cycle in the U.S with a good chance of a strong performance burst as economies recover. In the meantime, European real estate stocks have shown strong defensive characteristics in weak market periods.

Turning to the broader international universe, we continue to believe the major regional markets are supported by moderate economic growth and reform-driven increases in capital returns. Japan is still early in a secular bull market cycle, Asia is using the economic upswing to follow through on cost cutting and reforms, and Europe, though vulnerable to high valuation levels and a tight correlation to the U.S., should benefit from accelerating economic growth and supply side reforms. We believe that global inflation, with the exception of the U.S., is benign. Cyclical pressures - in the likes of Europe - should be offset by fierce global competition and positive structural change.

In Germany, recent proposals to sharply cut capital gains taxes represent a crossing of the Rubicon. Our experts believe that the elimination of capital gains taxes on domestic share divestitures will unleash a massive corporate restructuring in this largest of European economies, increasing capital efficiencies in Germany and sending competitive shock waves across the continent. The fact that these proposals came from the SPD party which eighteen months ago proposed marking all corporate assets to market for immediate tax assessments illustrates the extent of cultural leadership change.

Similarly, the very negative local press resulting from the recent disclosure of illegal funding (i.e. suitcases of cash) for Germany's CDU party (former Chancellor Kohl's party) should help to expose and weaken the unhealthy post-World War II based relationships between German politicians and companies, banks and utilities. This, like the unwinding of Japanese ties between government ministries and the "kieretsu" system of joint share holdings, is important to the continuation of the process of privatization and deregulation. Only through dynamic reform, can Europe's economy finally enjoy a long cycle of strong growth and low inflation. We believe this change is occurring - and at an accelerating pace.

Japan, we have discussed ad nauseam. Our only additional thoughts are that growth could actually surprise sharply on the upside. While it is still a long shot - growth in 2000 could be closer to 3% - versus current consensus of less than 1.0%. Unemployment looks as if it has bottomed, unit labor costs continue to plummet, and we are encouraged by Japan's rapid adoption of technology. Although we, like many others, were discouraged by the pre-Christmas announcement postponing the limitation of government guarantees on all bank deposits - we have not yet lost faith in Japan's will to change - at all levels of society.

In sum, we continue to believe that the U.S. is the linchpin for global markets. If the U.S. is range-bound or moves moderately in either direction we believe Europe, Japan and Pacific ex-Japan can trade based on rising economic growth, continued corporate and government restructuring, and improved earnings. While we are encouraged by the evident lack of strong inflation in the U.S., we believe Alan Greenspan has made it clear that he will not tolerate rising wage pressures. We continue to nervously watch the Fed; anxious that they tap on the brakes without causing global reverberations.

Ann D. Thivierge
PORTFOLIO MANAGER

Barton M. Biggs
PORTFOLIO MANAGER

January 2000

-------------------------------------------------------------------------------
                                      Active International Allocation Portfolio
                                       7

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
COMMON STOCKS (83.8%)
  AUSTRALIA (1.4%)
         24,086  Amcor Ltd.................................................  $    113
         35,167  AMP Ltd...................................................       388
         14,129  Australian Gas Light Co., Ltd.............................        83
          8,091  Brambles Industries Ltd...................................       224
         41,770  Broken Hill Proprietary Co., Ltd..........................       548
         23,271  Coca Cola Amatil Ltd......................................        64
         40,647  Coles Myer Ltd............................................       210
         29,964  Colonial Ltd..............................................       134
          3,928  CSL Ltd...................................................        56
          4,588  F.H. Faulding & Co., Ltd..................................        30
         65,662  Fosters Brewing Group Ltd.................................       188
         49,989  General Property Trust....................................        81
          8,601  Gio Australia Holdings Ltd................................        13
         44,513  Goodman Fielder Ltd.......................................        40
          5,159  ICI Australia Ltd.........................................        28
         10,113  Leighton Holdings Ltd.....................................        39
         19,871  Lend Lease Corp., Ltd.....................................       278
         13,643  Mayne Nickless Ltd........................................        35
         52,345  National Australia Bank Ltd...............................       800
        130,744  News Corp., Ltd...........................................     1,269
         51,742  Normandy Mining Ltd.......................................        37
         17,499  North Ltd.................................................        41
         41,844  Pacific Dunlop Ltd........................................        59
         15,129  QBE Insurance Group Ltd...................................        70
          4,729  Rio Tinto Ltd.............................................       102
         22,328  Santos Ltd................................................        61
         14,524  Schroders Property Fund...................................        22
         23,670  Southcorp Holdings Ltd....................................        83
         12,055  Stockland Trust Group.....................................        25
      (c)11,718  Suncorp-Metway Ltd........................................        63
         12,061  TABCORP Holdings Ltd......................................        82
        360,602  Telstra Corp., Ltd........................................     1,959
          6,888  Wesfarmers Ltd............................................        57
          1,661  Westfield Trust...........................................         3
         48,104  Westfield Trust...........................................        94
      (c)67,204  Westpac Banking Corp......................................       463
         46,446  WMC Ltd...................................................       256
         42,392  Woolworths Ltd............................................       146
                                                                             --------
                                                                                8,244
                                                                             --------
  AUSTRIA (0.2%)
         (c)159  Austria Mikro Systeme International AG....................         5
          1,170  Austria Tabakwerke AG.....................................        57
          5,990  Bank Austria AG...........................................       338
            250  Bau Holding AG............................................         9
            486  BBag Oest Brau Beteiligungs AG............................        20
            553  Boehler-Uddeholm AG.......................................        26
             90  BWT AG....................................................        12
            375  EA-Generali AG............................................        63
          1,127  Flughafen Wein AG.........................................        39
            111  Lenzing AG................................................         6
            637  Mayr-Melnhof Karton AG....................................        30
          1,621  Oest Elektrizatswirts AG, Class A.........................       228
          1,420  OMV AG....................................................       138

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
            795  VA Technologie AG.........................................  $     52
          3,664  Wienerberger Baustoffindustrie AG.........................        80
                                                                             --------
                                                                                1,103
                                                                             --------
  BRAZIL (1.1%)
         59,000  Aracruz Celulose (Preferred)..............................       143
     39,661,000  Banco Bradesco............................................       251
     38,494,000  Banco Bradesco (Preferred)................................       302
      5,154,000  Banco Itau (Preferred)....................................       442
        252,000  Brahma (Preferred)........................................       184
     11,799,000  CEMIG (Preferred).........................................       265
     26,625,000  Centrais Eletricus Brasileras.............................       582
         21,000  CIA Vale Do Rio Doce, Class A (Preferred).................       581
      4,081,000  Cinoabgua Siderurgica Nacional............................       158
      6,081,000  Companhia Brasileira de Distribuicao Grupo Pao
                  de Acucar (Preferred)....................................       205
     13,236,000  Embratel (Preferred)......................................       341
      3,467,000  Petrobras.................................................       768
      2,608,000  Petrobras (Preferred).....................................       664
         18,000  Souza Cruz S.A............................................       133
     13,385,000  Tele Centro Sul (Preferred)...............................       245
     13,640,000  Tele Norte Leste (Preferred)..............................       366
     12,616,000  Telecomunicacoes de Sao Paulo.............................       175
     24,306,000  Telesp (Preferred)........................................       589
     11,506,000  Telesp Celular (Preferred)................................       204
                                                                             --------
                                                                                6,598
                                                                             --------
  CANADA (0.0%)
           (a)1  Boliden Limited - SDR.....................................        --
                                                                             --------
  FINLAND (2.9%)
         61,600  Merita Ltd., plc Class A..................................       363
       (c)4,700  Metra , Class B...........................................        88
         12,300  Metso Oyj.................................................       160
         69,600  Nokia Oyj.................................................    12,633
          6,906  Outokumpu Oyj.............................................        98
          4,200  Oyj Hartwell Abp..........................................        61
            800  Pohjola Insurance Co., Class B............................        48
         16,900  Raisio Group plc..........................................        67
          7,300  Sampo Insurance Co., plc, Class A.........................       255
         (a)437  Sanitec Oyj...............................................         6
         33,831  Sonera Oyj................................................     2,321
          4,700  Tieto Corp................................................       294
         17,500  UPM-Kymmene Oyj...........................................       706
                                                                             --------
                                                                               17,100
                                                                             --------
  FRANCE (5.6%)
          5,790  Accor.....................................................       280
          6,373  Alcatel Alsthom...........................................     1,465
         10,098  Axa.......................................................     1,409
         14,102  Banque Nationale de Paris.................................     1,303
            855  Bouygues..................................................       544
          3,772  Canal Plus................................................       550
          2,295  Cap Gemini Sogeti.........................................       583
         10,512  Carrefour.................................................     1,941
       (c)2,339  Casino Guichard-Perrachon.................................       268
          3,045  Cie de Saint Gobain.......................................       573
             19  Compangnie Financiere de Paribas..........................         2

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
   FRANCE (CONT.)
          4,007  Dassault Systemes S.A.....................................  $    261
          1,319  Eridania Beghin-Say.......................................       142
            411  Essilor International.....................................       128
      (c)47,499  France Telecom............................................     6,289
          3,480  Gecina....................................................       393
          1,924  Groupe Danone.............................................       454
          8,270  Immeubles de France.......................................       151
       (c)3,078  Klepierre.................................................       298
          2,805  L'Air Liquide.............................................       470
       (c)2,011  L'OREAL...................................................     1,615
          4,372  Lagardere S.C.A...........................................       238
          2,695  LVMH Moet Hennessy Louis Vuitton..........................     1,209
          4,368  Lyonnaise des Eaux........................................       701
       (c)6,574  Michelin Compagnie Generale des Establissements, Class B..       259
          2,681  Pechiney..................................................       192
          2,170  Pernod Ricard.............................................       124
          3,612  Pinault-Printemps-Re doute S.A............................       954
          1,300  PSA Peugeot Citroen.......................................       296
         22,074  Rhone-Poulenc, Class A....................................     1,284
            220  Sagem.....................................................       153
      (a)13,244  Sanofi....................................................       552
          5,294  Schneider.................................................       416
            888  Silic.....................................................       142
          4,397  Simco (RFD)...............................................       356
          1,880  Soceite BIC...............................................        86
          1,820  Societe Fonciere Lyonnaise................................       238
          2,948  Societe Generale, Class A.................................       687
          1,052  Sodexho Alliance..........................................       186
       (a)7,684  STMicroelectronics N.V....................................     1,184
          5,074  Thomson CSF...............................................       168
         20,370  Total Fina, Class B.......................................     2,722
          2,512  Unibail...................................................       317
          8,497  Usinor Sacilor............................................       160
          2,735  Valeo.....................................................       211
         14,451  Vivendi...................................................     1,306
                                                                             --------
                                                                               33,260
                                                                             --------
   GERMANY (6.9%)
         10,708  Allianz AG................................................     3,601
         15,900  BASF AG...................................................       832
         15,350  Bayer AG..................................................       731
         19,470  Bayerische Vereinsbank AG.................................     1,331
          8,150  Beiersdorf AG.............................................       551
          6,017  Continential AG...........................................       121
         26,934  DaimlerChrysler AG........................................     2,116
         25,600  Deutsche Bank AG..........................................     2,170
        140,708  Deutsche Telekom AG.......................................     9,910
          4,550  Douglas Holding AG........................................       193
         18,667  Dresdner Bank AG..........................................     1,014
          2,950  Fresenius Medical Care AG.................................       251
          3,500  Gehe AG...................................................       136
          4,348  IVG Holding AG............................................        70
          4,630  Linde AG..................................................       256
       (c)6,600  MAN AG....................................................       248

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
         25,984  Mannesmann AG.............................................  $  6,299
         11,893  Metro AG..................................................       651
          7,207  Muechener Rueck AG (Registered)...........................     1,839
       (c)6,100  Preussag AG...............................................       343
         21,623  RWE AG....................................................       861
          2,647  SAP AG....................................................     1,302
         25,383  Siemens AG................................................     3,250
      (a)16,100  Thyssen Krupp AG..........................................       499
         22,900  VEBA AG...................................................     1,120
         33,648  Viag AG...................................................       629
          9,230  Volkswagen AG.............................................       521
                                                                             --------
                                                                               40,845
                                                                             --------
   HONG KONG (2.8%)
        104,650  Bank of East Asia Ltd.....................................       291
        182,000  Cheung Kong Holdings Ltd..................................     2,312
        139,000  CLP Holdings Ltd..........................................       640
        165,000  Hang Lung Development Co..................................       187
        160,700  Hang Seng Bank Ltd........................................     1,835
        409,700  Hong Kong & China Gas Co., Ltd............................       561
         73,000  Hong Kong & Shanghai Hotel Ltd............................        48
     (c)765,412  Hong Kong Telecommunications Ltd..........................     2,210
     (c)112,200  Hopewell Holdings Ltd.....................................        67
        302,000  Hutchison Whampoa Ltd.....................................     4,390
         92,791  Hysan Development Co., Ltd................................       118
        164,360  New World Development Co., Ltd............................       370
      (c)25,000  Shangri-La Asia Ltd.......................................        29
        267,013  Sino Land Co..............................................       154
         50,000  South China Morning Post Holdings Ltd.....................        43
        194,000  Sun Hung Kai Properties Ltd...............................     2,021
        124,500  Swire Pacific Ltd., Class A...............................       735
         34,000  Television Broadcasts Ltd.................................       232
        185,600  Wharf Holdings Ltd........................................       431
                                                                             --------
                                                                               16,674
                                                                             --------
   INDIA (0.5%)
          7,500  Cipla Ltd.................................................       240
         54,250  Container Corp. of India Ltd..............................       306
         13,000  Hero Honda Motors Ltd.....................................       337
         86,000  Housing Development Finance Corp., Ltd....................       319
          1,550  Infosys Technology Ltd....................................       517
         67,250  Reliance Industries Ltd...................................       361
         47,500  Tata Engineering & Locomotive Co., Ltd....................       220
         28,500  Tata Tea Ltd..............................................       344
         47,000  Titan Industries Ltd......................................       156
                                                                             --------
                                                                                2,800
                                                                             --------
   ITALY (3.5%)
      (c)67,911  Assicurazioni Generali S.p.A..............................     2,246
      (c)11,164  Autogrill S.p.A...........................................       141
     (c)230,882  Banca di Roma.............................................       297
        250,731  Banco Ambrosiano Veneto S.p.A.............................     1,019
         20,318  Banco Popolare di Milano..................................       158
         97,182  Benetton Group S.p.A......................................       223
      (a)48,646  Beni Stabili S.p.A........................................        17
          4,925  Cartiere Burgo............................................        32
        245,895  Credito Italiano S.p.A....................................     1,210
     (a)347,390  Enel S.p.A................................................     1,457

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                      Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
   ITALY (CONT.)
        405,023  ENI S.p.A.................................................  $  2,230
      (a)10,169  Fiat S.p.A................................................       291
         23,905  Impregilo S.p.A...........................................        15
      (c)73,100  Instituto Bancario San Paolo di Torino....................       994
         26,213  Italgas...................................................        99
      (c)67,490  Mediaset S.p.A............................................     1,051
         32,442  Mediobanca S.p.A..........................................       331
             11  Montedison S.p.A. Di Risp (NCS)...........................        --
   (a,c)177,256  Olivetti S.p.A............................................       514
        101,282  Parmalat Finanziaria S.p.A................................       130
        127,771  Pirelli S.p.A.............................................       351
         27,849  R.A.S. S.p.A..............................................       280
          6,936  Reno de Medici S.p.A......................................        19
         12,220  Rinascente S.p.A..........................................        79
          7,959  SAI.......................................................        89
      (c)10,517  Sirti S.p.A...............................................        38
      (c)20,052  Snia BPD S.p.A............................................        22
        394,539  Telecom Italia Mobile S.p.A...............................     4,412
         93,805  Telecom Italia Mobile S.p.A. (RNC)........................       447
     (c)171,721  Telecom Italia S.p.A......................................     2,424
         19,346  Telecom Italia S.p.A. (RNC)...............................       118
     (c)252,957  Unione Immobiliare S.p.A..................................       117
                                                                             --------
                                                                               20,851
                                                                             --------
   JAPAN (26.1%)
       (c)6,400  Acom Co., Ltd.............................................       627
         10,390  Advantest Corp............................................     2,744
         65,400  Ajinomoto Co., Inc........................................       681
       (c)8,000  Alps Electric Co..........................................       122
        120,900  Asahi Bank Ltd............................................       745
         21,000  Asahi Breweries Ltd.......................................       230
         64,000  Asahi Chemical Industry Co., Ltd..........................       329
         98,800  Asahi Glass Co., Ltd......................................       764
         20,000  Bank of Fukuoka...........................................       139
         87,800  Bank of Yokohama Ltd......................................       405
          5,000  Benesse Corp..............................................     1,203
         39,000  Bridgestone Corp..........................................       858
         81,600  Canon, Inc................................................     3,241
         49,800  Casio Computer Co., Ltd...................................       414
             90  Central Japan Railway Co..................................       564
         21,600  Chugai Pharmaceuticals Co., Ltd...........................       233
          1,000  Credit Saison Co., Ltd....................................        17
       (c)3,000  CSK Corp..................................................       487
         48,600  Dai Nippon Printing Co., Ltd..............................       775
      (c)56,600  Daiei, Inc................................................       224
            600  Daikin Industries Ltd.....................................         8
       (a)8,000  Dainippon Screen Manufacturing............................        48
        151,000  Daiwa Bank Ltd............................................       443
         44,600  Daiwa House Industry Co., Inc.............................       332
         57,000  Daiwa Securities Co., Ltd.................................       892
         18,600  Denso Corp................................................       444
            211  East Japan Railway Co.....................................     1,137
         33,800  Ebara Corp................................................       377
         11,900  Fanuc Ltd.................................................     1,514
     (c)144,000  Fuji Bank.................................................     1,399
         32,000  Fuji Photo Film Ltd.......................................     1,168

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
          4,400  Fuji Soft ABC, Inc........................................  $    344
        177,200  Fujitsu Ltd...............................................     8,077
         38,800  Furukawa Electric Co., Ltd................................       588
         11,000  Gunma Bank Ltd............................................        72
          1,900  Hirose Electric Co., Ltd..................................       426
        318,000  Hitachi Ltd...............................................     5,101
         25,000  Honda Motor Co., Ltd......................................       929
          5,000  Hoya Corp.................................................       394
        131,000  Industrial Bank of Japan..................................     1,262
         22,000  Ito-Yokado Co., Ltd.......................................     2,389
          3,000  Japan Airlines Co., Ltd...................................         9
          3,600  Joyo Bank Ltd.............................................        17
         20,800  Jusco Co., Ltd............................................       362
        103,400  Kajima Corp...............................................       309
         58,800  Kansai Electric Power Co., Ltd............................     1,024
         29,000  Kao Corp..................................................       827
         61,000  Kawasaki Steel Corp.......................................       109
      (c)66,200  Kinki Nippon Railway Co., Ltd.............................       266
         77,400  Kirin Brewery Co., Ltd....................................       814
         82,400  Komatsu Ltd...............................................       379
          3,200  Konami Co., Ltd...........................................       571
        125,000  Kubota Corp...............................................       478
         19,900  Kyocera Corp..............................................     5,158
            600  Kyowa Hakko Kogyo Co., Ltd................................         4
         13,000  Marui Co., Ltd............................................       194
        187,000  Matsushita Electric Industrial Co., Ltd...................     5,177
          1,900  Meitec Corp...............................................        60
         78,000  Mitsubishi Chemical Corp..................................       275
        220,800  Mitsubishi Electric Corp..................................     1,426
         45,000  Mitsubishi Estate Co., Ltd................................       439
        233,000  Mitsubishi Heavy Industries Ltd...........................       777
         72,400  Mitsubishi Materials Corp.................................       177
         64,000  Mitsubishi Trust & Banking Co.............................       563
            800  Mitsui & Co., Ltd.........................................         6
         28,400  Mitsui Fudosan Co., Ltd...................................       192
         86,200  Mitsui Trust & Banking Co., Ltd...........................       195
      (c)43,800  Mitsukoshi Ltd............................................       154
         24,000  Murata Manufacturing Co., Ltd.............................     5,634
      (c)17,800  Mycal Corp................................................        78
        146,400  NEC Corp..................................................     3,487
         36,600  NGK Insulators Ltd........................................       272
         33,000  NGK Spark Plug Co., Ltd...................................       302
          2,900  Nichiei Co., Ltd. (Kyoto).................................        63
       (c)2,000  Nidec Corp................................................       577
         18,000  Nikon Corp................................................       528
         13,200  Nintendo Corp., Ltd.......................................     2,192
      (c)40,800  Nippon Express Co., Ltd...................................       226
         20,600  Nippon Meat Packers, Inc..................................       267
         94,800  Nippon Oil Co., Ltd.......................................       417
        436,000  Nippon Steel Co...........................................     1,019
            590  Nippon Telegraph & Telephone Corp. (NTT)..................    10,100
         82,000  Nippon Yusen Kabushiki Kaisha.............................       335
         85,600  Nissan Motor Co., Ltd.....................................       337
         91,000  Nomura Securities Co., Ltd................................     1,642
        100,400  Oji Paper Co., Ltd. (New).................................       604

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
   JAPAN (CONT.)
         13,000  Omron Corp................................................  $    300
         18,000  Onward Kashiyama Co., Ltd.................................       247
          4,500  Oriental Land Co., Ltd....................................       387
          2,200  Orix Corp.................................................       495
        105,600  Osaka Gas Co., Ltd........................................       254
         20,000  Pioneer Electric Corp.....................................       528
          5,000  Promise Co., Ltd..........................................       254
         12,400  Rohm Co., Ltd.............................................     5,094
        139,000  Sakura Bank Ltd...........................................       805
         24,800  Sankyo Co., Ltd...........................................       509
        162,000  Sanyo Electric Co., Ltd...................................       658
         15,800  Secom Co., Ltd............................................     1,739
      (c)10,600  Sega Enterprises Ltd......................................       337
         45,600  Sekisui House Co., Ltd....................................       404
         84,200  Sharp Corp................................................     2,154
          7,800  Shimano, Inc..............................................       137
         76,600  Shimizu Corp..............................................       253
          8,000  Shin-Etsu Chemical Co., Ltd...............................       344
         20,000  Shiseido Co., Ltd.........................................       292
         38,600  Shizuoka Bank Ltd.........................................       396
         15,000  Skylark Co., Ltd..........................................       353
          3,800  SMC Corp..................................................       840
          8,500  Softbank Corp.............................................     8,132
         37,900  Sony Corp.................................................    11,233
        145,000  Sumitomo Bank.............................................     1,984
         97,600  Sumitomo Chemical Co., Ltd................................       458
            400  Sumitomo Corp.............................................         4
         71,400  Sumitomo Electric Industries..............................       825
            400  Sumitomo Forestry Co., Ltd................................         3
         38,800  Sumitomo Metal & Mining Co................................        87
     (c)105,400  Taisei Corp., Ltd.........................................       200
         21,800  Taisho Pharmaceutical Co., Ltd............................       640
      (c)18,000  Taiyo Yuden Co., Ltd......................................     1,067
         54,600  Takeda Chemical Industries................................     2,697
          6,700  Takefuji Corp.............................................       838
         47,400  Teijin Ltd................................................       175
         11,000  Terumo Corp...............................................       294
     (c)206,000  The Bank of Tokyo-Mitsubushi Ltd..........................     2,869
         56,400  Tobu Railway Co., Ltd.....................................       166
         14,000  Tohoku Electric Power Co., Ltd............................       208
         99,800  Tokai Bank Ltd............................................       629
         73,000  Tokio Marine & Fire Insurance Co., Ltd....................       853
         14,000  Tokyo Broadcasting System, Inc............................       474
         71,800  Tokyo Electric Power Co...................................     1,924
         14,000  Tokyo Electron Ltd........................................     1,917
        102,600  Tokyo Gas Co..............................................       250
         59,400  Tokyu Corp................................................       145
         38,600  Toppan Printing Co., Ltd..................................       385
         55,100  Toray Industries, Inc.....................................       213
        293,000  Toshiba Corp..............................................     2,236
         55,600  Toto Ltd..................................................       336
          2,000  Toyo Information Systems..................................       141
        112,000  Toyota Motor Corp.........................................     5,423
        102,400  Ube Industries Ltd........................................       213
         19,000  Yamanouchi Pharmaceutical Co..............................       664

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
         45,000  Yokogawa Electric Corp....................................  $    317
                                                                             --------
                                                                              154,968
                                                                             --------
   NETHERLANDS (4.7%)
         84,426  ABN Amro Holding N.V......................................     2,111
         32,370  Aegon N.V.................................................     3,130
          7,300  Akzo Nobel N.V............................................       367
          5,264  Buhrmann N.V..............................................        79
         34,516  Elsevier N.V..............................................       413
          3,832  Getronics N.V.............................................       306
          4,812  Hagemeyer N.V.............................................       112
         17,824  Heineken N.V..............................................       870
         54,116  ING Groep N.V.............................................     3,271
         34,200  Koninklijke Ahold N.V.....................................     1,013
          1,515  Nedlloyd Groep N.V........................................        42
          5,322  Oce N.V...................................................        90
         19,135  Phillips Electronics N.V..................................     2,605
      (a)11,215  Rodamco Continental Europe NV.............................       453
        123,467  Royal Dutch Petroleum Co..................................     7,576
         21,412  Royal KPN N.V.............................................     2,092
          2,847  Stork N.V.................................................        42
         28,255  TNT Post Group N.V........................................       811
         21,620  Uni Ivest N.V.............................................       279
         33,469  Unilever N.V..............................................     1,851
          4,195  Vedior N.V................................................        43
         16,784  Wolters Kluwer N.V........................................       569
                                                                             --------
                                                                               28,125
                                                                             --------
   NORWAY (0.0%)
            450  Steen & Storm ASA.........................................         6
                                                                             --------
   PORTUGAL (0.7%)
        103,545  Banco Commercial Portugues (Registered)...................       575
         12,702  Banco Espirito Santo e Comercial de Lisboa (Registered)...       357
         56,050  Banco Portugues de Investimento (New).....................       239
         31,305  Brisa-Auto Estradas.......................................       241
          2,326  Cia de Seguros Tranquilidade (Registered).................        71
              1  Cimpor SGPS...............................................        --
            200  Cin-Corparacao Industial do Norte.........................         5
         63,151  EDP-Electricidade de Portugal.............................     1,104
            537  INAPA-Investimentos Participacoes e Gestao................         4
          8,498  Jeronimo Martins SGPS.....................................       218
         11,271  Portucel Industrial-Empressa..............................        78
         76,770  Portugal Telecom (Registered).............................       843
            358  Sociedade de Construcoes Soares da Costa..................         1
       (a)3,032  Somague-Sociedade Gestora de Participacoes................        11
          4,830  Sonae Investmentos........................................       255
          1,789  UNICER-Uniao Cervejeira...................................        36
                                                                             --------
                                                                                4,038
                                                                             --------
   SINGAPORE (2.2%)
         86,000  City Developments Ltd.....................................       503
      (c)11,850  Creative Technology Ltd...................................       215
         37,000  Cycle & Carriage Ltd......................................       114
     (a)163,300  DBS Group Holdings Ltd....................................     2,677

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                      Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
   SINGAPORE (CONT.)
        166,500  DBS Land Ltd..............................................  $    328
         38,000  First Capital Corp., Ltd..................................        51
         41,800  Fraser & Neave Ltd........................................       154
        109,000  Hotel Properties Ltd......................................        98
        104,750  Keppel Corp., Ltd.........................................       274
         59,000  NatSteel Ltd..............................................       118
         85,000  Neptune Orient Lines Ltd. (Foreign).......................       114
        155,188  Oversea-Chinese Banking Corp. (Foreign)...................     1,426
         56,000  Parkway Holdings Ltd......................................       127
        235,644  Sembcorp Industries Ltd...................................       321
        156,000  Singapore Airlines Ltd. (Foreign).........................     1,770
         48,018  Singapore Press Holdings Ltd..............................     1,041
        388,000  Singapore Technologies Engineering Ltd....................       601
     (c)618,600  Singapore Telecommunications Ltd..........................     1,278
        202,000  United Industrial Corp., Ltd..............................       114
        126,880  United Overseas Bank Ltd. (Foreign) ......................     1,120
         78,000  United Overseas Land Ltd. ................................        73
         31,000  Venture Manufacturing (Singapore) Ltd. ...................       355
                                                                             --------
                                                                               12,872
                                                                             --------
   SOUTH KOREA (1.0%)
         19,386  Hyundai Motor Co., Ltd. ..................................       307
         31,330  Kookmin Bank .............................................       491
         29,225  Korea Eelectric Power Corp. ..............................       906
         25,940  L.G. Chemical Ltd. .......................................       820
          6,054  L.G. Securities ..........................................       251
       (d)2,118  Pohang Iron & Steel Co., Ltd. ............................       242
          7,414  Samsung Electro-Mechanics Co. ............................       493
          5,720  Samsung Electronics Co. ..................................     1,340
         63,452  Shinhan Bank .............................................       687
             63  SK Telecom Co., Ltd. .....................................       226
                                                                             --------
                                                                                5,763
                                                                             --------
   SPAIN (3.0%)
          3,890  Acerinox .................................................       155
          4,526  ACS Actividades ..........................................       108
      (a)10,557  Aguas de Barcelona .......................................       155
     (a,c)6,460  Altadis ..................................................        92
         34,173  Argentaria ...............................................       804
         19,526  Autopistas Concesionaria Espanola ........................       190
          2,402  Azucarera Ebro Agricolas .................................        35
     (c)153,813  Banco Bilbao Vizcaya (Registered) ........................     2,193
        263,622  Banco Santander ..........................................     2,988
          6,486  Corporacion Financiera Alba ..............................       222
          5,430  Corporacion Mapfre .......................................        89
         70,435  Endesa ...................................................     1,400
              1  Ercros ...................................................        --
       (a)6,892  Fomento Construction y Cantractas ........................       140
         33,009  Gas Natural SDG ..........................................       761
         12,990  Grupo Dragados, S.A. .....................................       115
         66,400  Iberdrola ................................................       921
         19,281  Inmobiliaria Metropolitana Vasco Central .................       334
       (a)2,800  Inmobiliaria Urbis S.A. ..................................        13
         14,399  Prima Immobiliaria S.A. ..................................       125
         71,583  Repsol ...................................................     1,662
     (a,c)7,209  SOL Melia S.A. ...........................................        82

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
         13,205  Tabacalera ...............................................  $    189
     (a)170,526  Telefonica ...............................................     4,264
      (a)16,707  Telepizza ................................................        71
         21,964  Union Electrica Fenosa ...................................       384
             57  Uralita ..................................................        --
         59,932  Vallehermoso .............................................       422
            115  Viscofan Envolturas Celulosicas ..........................         1
       (c)3,616  Zardoya Otis .............................................        36
                                                                             --------
                                                                               17,951
                                                                             --------
   SWEDEN (3.1%)
       (c)9,050  Atlas Copco AB, Class A ..................................       268
          5,100  Atlas Copco AB, Class B ..................................       145
         18,020  Castellum AB .............................................       176
         25,260  Diligentia AB ............................................       208
         41,900  Drott AB, Class B ........................................       479
         22,000  Electrolux AB, Series B ..................................       554
        132,900  Ericsson LM, Class B .....................................     8,562
         10,810  Fastighets AB Tornet .....................................       150
         37,700  ForeningsSparbanken AB ...................................       555
         55,200  Hennes & Mauritz AB, Class B .............................     1,853
       (a)5,383  Netcom Systems AB, Class B ...............................       379
          5,100  OM Gruppen AB ............................................       111
          6,200  S.K.F. AB, Class B .......................................       151
         14,100  Sandvik AB, Class A ......................................       443
          5,600  Sandvik AB, Class B ......................................       179
         28,140  Securitas AB, Class B ....................................       510
         36,600  Skandia Forsakrings AB ...................................     1,108
         42,800  Skandinaviska Enskilda Banken, Class A ...................       433
          9,000  Skanska AB, Class B ......................................       336
         15,200  Svenska Cellulosa AB, Class B ............................       451
         46,200  Svenska Handelsbanken, Class A ...........................       582
          4,600  Svenskt Stal AB (SSAB), Series A .........................        72
         10,100  Trelleborg AB, Class B ...................................        91
          3,300  Volvo AB, Class A ........................................        84
         12,650  Volvo AB, Class B ........................................       328
          5,100  WM-Data AB, Class B ......................................       316
                                                                             --------
                                                                               18,524
                                                                             --------
   SWITZERLAND (5.0%)
      (a)16,539  ABB AG ...................................................     2,024
          1,045  Adecco ...................................................       814
            185  Alusuisse-Lonza Holdings Ltd. (Registered) ...............       137
         15,400  CS Holding AG (Registered) ...............................     3,063
            180  Georg Fischer AG .........................................        62
          2,115  Nestle (Registered) ......................................     3,877
          3,670  Novartis AG (Registered) .................................     5,391
             79  Roche Holding AG (Bearer) ................................     1,291
            411  Roche Holding AG (Registered) ............................     4,881
             90  SAirgroup ................................................        18
            290  SMH AG (Bearer) ..........................................       334
            240  Sulzer AG (Registered) ...................................       156
            840  Swiss Reinsurance (Registered) ...........................     1,726
          3,240  Swisscom AG (Registered) .................................     1,311
         11,599  UBS (Registered) .........................................     3,134
            365  Valora Holding AG ........................................        98

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
   SWITZERLAND (CONT.)
          2,700  Zurich Allied AG .........................................  $  1,540
                                                                             --------
                                                                               29,857
                                                                             --------
   THAILAND (0.0%)
       (a)8,000  CMIC Finance & Securities PCL (Foreign) ..................        --
      (a)18,600  General Finance & Securities PCL (Foreign) ...............        --
    (a,d)34,700  Siam City Bank PCL (Foreign) .............................        --
                                                                             --------
                                                                                   --
                                                                             --------
   UNITED KINGDOM (13.1%)
         17,719  3I Group plc .............................................       316
         53,563  Abbey National plc .......................................       856
         34,817  Albert Fisher Group plc ..................................         6
          1,851  Alldays plc ..............................................         2
          2,415  Allders plc ..............................................         5
         58,643  Allied Zurich plc ........................................       691
          7,063  AMEC plc .................................................        28
         20,002  Amvescap plc .............................................       233
         20,898  Anglian Water plc ........................................       191
         34,741  Arjo Wiggins Appleton plc ................................       126
       (a)5,627  ARM Holdings plc .........................................       380
         21,152  Associated British Ports Holdings plc ....................        97
         64,153  Astra Zeneca Group plc ...................................     2,661
         43,513  BAA plc ..................................................       306
         53,303  Barclays plc .............................................     1,534
         10,099  Barratt Developments plc .................................        47
         27,053  Bass plc .................................................       337
          1,209  BBA Group plc ............................................        10
         25,448  Beazer Group plc .........................................        59
         17,594  Berisford plc ............................................        96
     (a)137,240  BG plc ...................................................       887
         35,417  BICC plc .................................................        52
         21,425  BOC Group plc ............................................       460
         37,939  Boots Co. plc ............................................       369
        581,216  BP Amoco plc .............................................     5,843
         35,348  BPB Industries plc .......................................       205
        117,357  British Aerospace plc ....................................       777
         58,654  British American Tobacco plc .............................       333
        247,592  British Land Co. plc .....................................     1,639
         59,331  British Sky Broadcasting plc .............................       955
        299,381  British Telecommunications plc ...........................     7,316
        115,810  Burford Holdings plc .....................................       192
         28,406  Burmah Castrol plc .......................................       518
      (c)70,701  Cable & Wireless plc .....................................     1,198
         84,716  Cadbury Schweppes plc ....................................       512
         20,299  Canary Wharf Finance plc .................................       126
          6,118  Capital Group plc ........................................       111
         32,370  Capital Shopping Centers plc .............................       178
         85,194  Caradon plc ..............................................       213
         10,413  Carillion plc ............................................        19
         11,379  Carpetright plc ..........................................        98
        159,822  Centrica plc .............................................       453
          4,309  Cobham plc ...............................................        54
         36,806  Commercial Union plc .....................................       593
         25,488  Compass Group plc ........................................       350

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
      (a)45,366  Corus Group plc ..........................................  $    118
          2,363  Delta plc ................................................         5
        120,057  Diageo plc ...............................................       966
          4,384  Dialog Corp. plc .........................................         7
         12,948  Dixons Group plc .........................................       311
          5,841  EMAP plc .................................................       121
         64,737  EMI Group plc ............................................       635
         26,630  Enterprise Oil plc .......................................       181
         25,800  FirstGroup plc ...........................................       100
         21,058  FKI plc ..................................................        82
          9,250  Frogmore Estates plc .....................................        71
         54,218  GKN plc ..................................................       854
        117,363  Glaxo Wellcome plc .......................................     3,317
         64,246  Granada Group plc ........................................       651
        170,780  Grantchester Holdings plc ................................       419
        104,500  Great Portland Estates plc ...............................       324
         37,062  Great Universal Stores plc ...............................       217
         90,967  Halifax plc ..............................................     1,009
         80,350  Hammerson plc ............................................       556
         25,623  Hanson plc ...............................................       215
         26,401  Hays plc .................................................       420
         53,005  Hilton Group .............................................       170
         13,575  House of Fraser ..........................................        17
        231,942  HSBC Holdings plc ........................................     3,233
          9,035  Hyder plc ................................................        42
         24,877  IMI plc ..................................................       108
         29,662  Imperial Chemical Industries plc .........................       314
        158,240  Invensys plc .............................................       861
         14,587  Jarvis plc ...............................................        52
         29,407  Johnson Matthey plc ......................................       328
         19,291  Kelda Group plc ..........................................       109
         55,767  Kingfisher plc ...........................................       619
          6,302  Laird Group plc ..........................................        25
        168,245  Land Securities plc ......................................     1,886
         70,346  Lasmo plc ................................................       134
        227,756  Legal & General Group plc ................................       620
         11,777  Lex Service plc ..........................................        71
         11,340  Limit plc ................................................        27
        191,131  Lloyds TSB Group plc .....................................     2,391
         11,804  Logica plc ...............................................       304
         21,361  London Clubs International plc ...........................        42
          7,019  London Forfaiting Co. plc ................................         4
         18,604  Lonrho plc ...............................................       188
          1,872  Low & Bonar plc ..........................................         4
          1,810  Manchester United plc ....................................         6
         96,509  Marconi plc ..............................................     1,707
        103,929  Marks and Spencer plc ....................................       495
            237  Mayflower Corp. plc ......................................         1
          2,171  McKechnie plc ............................................        12
          5,553  Meggitt plc ..............................................        17
        108,586  MEPC plc .................................................       815
         58,404  MISYS plc ................................................       910
         50,775  National Power plc .......................................       294
         42,137  NEC plc ..................................................       167
         16,137  NEXT plc .................................................       155
         18,927  Nycomed Amersham plc .....................................       118

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                      Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
   UNITED KINGDOM (CONT.)
            890  Ocean Group plc ..........................................  $     17
         28,443  Parity plc ...............................................       175
         29,296  Peninsular & Oriental Steam Navigation ...................       489
         11,486  Pennon Group plc .........................................        98
        178,701  Pilkington plc ...........................................       244
         78,655  Prudential Corp. plc .....................................     1,550
          2,294  Psion plc ................................................       100
      (a)14,800  Quintain Estates & Development plc .......................        42
         10,414  Racal Electronic plc .....................................        93
         17,911  Railtrack Group plc ......................................       301
         62,124  Rank Group plc ...........................................       197
         47,708  Reed International plc ...................................       357
        124,404  Rentokil Initial plc .....................................       454
         50,503  Reuters Group plc ........................................       693
         26,392  Rexam plc ................................................       107
         20,988  Rio Tinto plc ............................................       507
         37,612  Rolls-Royce plc ..........................................       130
         12,052  Rugby Group plc ..........................................        26
         72,318  Sainsbury (J) plc ........................................       408
          4,107  Schroders plc ............................................        83
          5,310  Scotia Holdings plc ......................................        11
            187  Scottish and Southern Energy .............................         1
         47,576  Scottish Hydro-Electric plc ..............................       380
         53,424  Scottish Power plc .......................................       405
         13,741  SEMA Group plc ...........................................       247
          1,614  Skillsgroup plc ..........................................         8
        126,343  Slough Estates plc .......................................       719
         33,296  Smith & Nephew plc .......................................       112
        193,141  Smithkline Beecham plc ...................................     2,464
          5,565  Smiths Industries plc ....................................        83
         45,467  Stagecoach Holdings plc ..................................       117
         10,413  Tarmac plc ...............................................        92
         32,085  Tate & Lyle plc ..........................................       206
         18,917  Taylor Woodrow plc .......................................        41
      (a)33,200  TBI plc ..................................................        40
         81,094  Tesco plc ................................................       246
         20,033  Thames Water plc .........................................       250
          6,861  The Berkeley Group plc ...................................        79
         36,210  The Sage Group plc .......................................       442
         19,443  TI Group plc .............................................       149
          1,574  Torotrac plc .............................................         7
          7,125  Trinity Mirror plc .......................................        76
        108,494  Unilever plc .............................................       798
         27,355  United Utilities plc .....................................       284
      1,012,258  Vodafone Group plc .......................................     5,015
         72,190  Wates City Of London Properties plc ......................       106
          1,107  Wickes plc ...............................................         5
         16,674  William Baird plc ........................................        15
         52,998  WPP Group plc ............................................       840
                                                                             --------
                                                                               77,566
                                                                             --------
TOTAL COMMON STOCKS (Cost $395,040) .......................................   497,145
                                                                             --------

PREFERRED STOCKS (0.3%)
  AUSTRIA (0.0%)
              3  Bau Holding AG ...........................................        --
                                                                             --------

                                                                                VALUE
    SHARES                                                                      (000)
--------------------------------------------------------------------------------------
  GERMANY (0.2%)
          1,867  SAP AG ...................................................  $  1,140
          3,000  Volkswagen AG ............................................        97
                                                                             --------
                                                                                1,237
                                                                             --------
  HONG KONG (0.1%)
         78,000  Johnson Electric Holdings Ltd. ...........................       501
                                                                             --------
  ITALY (0.0%)
          1,957  Fiat S.p.A. ..............................................        28
                                                                             --------
  NETHERLANDS (0.0%)
         37,485  Unilever N.V. ............................................       190
                                                                             --------
TOTAL PREFERRED STOCKS (Cost $1,415) ......................................     1,956
                                                                             --------

    NO. OF
    RIGHTS
---------------
RIGHTS (0.0%)
  BRAZIL (0.0%)
(a,d)38,494,000  Banco Bradesco S.A. ......................................        18
(a,d)39,661,000  Banco Bradesco S.A. ......................................        --
                                                                             --------
                                                                                   18
                                                                             --------
  ITALY (0.0%)
         80,465  Montedison S.p.A. ........................................       132
                                                                             --------
  PORTUGAL (0.0%)
         (a)358  Sociedade de Construcoes Soares da Costa, S.A. ...........        --
                                                                             --------
TOTAL RIGHTS (Cost $134) ..................................................       150
                                                                             --------

    NO. OF
   WARRANTS
---------------
WARRANTS (0.0%)
  FRANCE (0.0%)
       (a)3,497  Banque Nationale de Paris (Cost $0) ......................        16
                                                                             --------

     FACE
    AMOUNT
     (000)
---------------
FIXED INCOME SECURITIES (0.0%)
  FRANCE (0.0%)
$           136  Casino Guichard-Perrachon, Series XW, 4.50%, 7/12/01 .....       138
                                                                             --------
  PORTUGAL (0.0%)
          (a)10  Jeronimo Martins SGPS, Zero Coupon, 12/30/04 .............         6
                                                                             --------
  UNITED KINGDOM (0.0%)
             19  BG Transco Holdings plc, 7.06%, 12/14/09 (Floating Rate) .        31
             19  BG Transco Holdings plc, 4.19%, 12/14/22 (Floating Rate) .        30
             19  BG Transco Holdings plc, 7.00%, 12/16/24 .................        30
                                                                             --------
                                                                                   91
                                                                             --------
TOTAL FIXED INCOME SECURITIES (Cost $143) .................................       235
                                                                             --------
TOTAL FOREIGN SECURITIES (84.1%) (Cost $396,732) ..........................   499,502
                                                                             --------

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

     FACE
    AMOUNT                                                                      VALUE
     (000)                                                                      (000)
--------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (18.9%)
  SHORT-TERM INVESTMENTS HELD AS COLLATERAL ON LOANED SECURITIES (3.9%)
$           850  Australia New Zealand, N.Y, Yankee CD, 6.67%, 1/27/00 ....  $    850
            600  Baltimore Gas and Electric, MTN, 6.56%, 1/14/00 ..........       600
            600  Banco Pop Di Milano, N.Y, Yankee CD, 6.37%, 1/31/00 ......       600
            750  Bank of Montreal, Yankee CD, 4.95%, 1/03/00 ..............       750
            675  Bank of Nova Scotia, Toronto, TD, 4.5%, 1/03/00 ..........       675
            675  Barclays Nassau, TD, 5.00%, 1/03/00 ......................       675
            500  Bayerische Landesbank, Yankee CD, 6.49%, 1/18/00 .........       499
          4,500  Bear Stearns Repo, 4.53%, dated 12/31/99, due 1/03/00 to be repurchased at $4,502, collateralized by U.S. Agency
                   Mortgages having various maturities and interest rates
                   valued at $4,590 .......................................     4,500
            500  Bear Stearns, CP, 4.90%, 1/03/00 .........................       500
            671  British Aerospace North America, CP, 6.69%, 1/20/00 ......       671
            425  Credit Suisse, G.C., TD, 5.00%, 1/03/00 ..................       425
          4,500  CS First Boston Repo, 3.75%, dated 12/31/99, due 1/03/00 to be repurchased at $4,501, collateralized by U.S.
                   Agency Mortgages having various maturities and interest
                   rates valued at $4,590 .................................     4,500
            250  CS First Boston Inc., MTN, 4.74%, 1/03/00 ................       250
            624  Deutsche Bank N.Y., Yankee CD, 6.49%, 1/13/00 ............       624
            400  Dresdner Bank, N.Y., Yankee CD, 6.48%, 1/24/00 ...........       400
            675  Fifth Third Bank, G.C., TD, 5.00%, 1/03/00 ...............       675
            595  General Electric Credit, CP, 6.24%, 2/18/00 ..............       595
            675  Natwest Bank, N.A., Nassau, TD, 4.50%, 1/03/00 ...........       675
            354  Salomon Smith Barney, Inc. Repo, 4.55%, dated 12/31/99, due 1/03/00 to be purchased at $354, collateralized by
                   U.S. Agency Mortgages having various maturities and
                   interest rates valued at $361 ..........................       354
            500  Societe Generale, N.Y., Yankee CD, 4.75%, 1/03/99 ........       500
            675  Sun Trust Bank, Atlanta, TD, 4.50%, 1/03/00 ..............       675
            850  Svenska Handelsbank, N.Y., Yankee CD, 6.67%, 1/27/00 .....       850
            600  Toyota Motor Credit Corp., MTN, 6.11%, 4/10/00 ...........       600

     FACE
    AMOUNT                                                                      VALUE
     (000)                                                                      (000)
--------------------------------------------------------------------------------------
$           675  UBS Finance (Delaware), Inc., CP, 5.00%, 1/03/00 .........  $    675
            675  Westdeutsche Landesbank G.C., TD, 9.50%, 1/03/00 .........       675
                                                                             --------
TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED SECURITIES (COST $22,793) ..    22,793
                                                                             --------
REPURCHASE AGREEMENT (15.0%)
         89,183  Chase Securities, Inc., 2.60%, dated 12/31/99, due
                   1/03/00, to be repurchased at $89,202, collateralized by
                   U.S. Treasury Bonds, 6.125%, due 12/31/01, valued at
                   $91,010 (Cost $89,183)..................................    89,183
                                                                             --------
TOTAL SHORT-TERM INVESTMENTS (Cost $111,976) ..............................   111,976
                                                                             --------
FOREIGN CURRENCY (0.3%)
AUD         132  Australian Dollar ........................................        87
BRL           4  Brazilian Real ...........................................         2
GBP         352  British Pound ............................................       569
HKD         837  Hong Kong Dollar .........................................       108
INR         967  Indian Rupee .............................................        22
JPY      37,372  Japanese Yen .............................................       366
NOK          20  Norwegian Krone ..........................................         2
SGD         213  Singapore Dollar .........................................       128
SEK       2,517  Swedish Krona ............................................       296
CHF         317  Swiss Franc ..............................................       199
                                                                             --------
TOTAL FOREIGN CURRENCY (Cost $1,772) ......................................     1,779
                                                                             --------
TOTAL INVESTMENTS (103.3%) (Cost $510,480) ................................   613,257
                                                                             --------

OTHER ASSETS (2.3%)
  Net Receivable for Variation on Futures Contracts .............  $  8,329
  Due from Broker ...............................................     3,925
  Receivable for Portfolio Shares Sold ..........................       573
  Dividends Receivable ..........................................       485
  Foreign Withholding Tax Reclaim Receivable ....................       214
  Receivable for Investments Sold ...............................        41
  Interest Receivable ...........................................        16
  Other .........................................................        27    13,610
                                                                   --------
LIABILITIES (5.6%)
  Collateral on Loaned Securities ...............................   (22,793)
  Bank Overdraft Payable ........................................    (8,074)
  Net Unrealized Loss on Foreign Currency Exchange Contracts ....    (1,266)
  Investment Advisory Fees Payable ..............................      (785)
  Custodian Fees Payable ........................................      (100)
  Administrative Fees Payable ...................................       (81)
  Payable for Investments Purchased .............................       (57)
  Security Lending Fees Payable .................................       (10)
  Payable for Portfolio Shares Redeemed .........................        (8)
  Other Liabilities .............................................      (127)  (33,301)
                                                                   --------  --------
NET ASSETS (100%) ...............................................            $593,566
                                                                             ========

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
                                      Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                                                               AMOUNT
                                                                                (000)
--------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital ...........................................................  $474,434
Distributions in Excess of Net Investment Income ..........................    (2,119)
Accumulated Net Realized Gain .............................................    11,433
Unrealized Appreciation on Investments, Futures and Foreign Currency
  Translations ............................................................   109,818
                                                                             --------
NET ASSETS ................................................................  $593,566
                                                                             ========
CLASS A:
--------
NET ASSETS ................................................................  $583,607
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 40,937,254 outstanding $0.001 par value shares (authorized
  500,000,000 shares)......................................................  $  14.26
                                                                             ========
CLASS B:
--------
NET ASSETS ................................................................  $  9,959
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 690,880 outstanding $0.001 par value shares (authorized
  500,000,000 shares) .....................................................  $  14.41
                                                                             ========

-------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

    CURRENCY                                          IN                               NET
       TO                                          EXCHANGE                        UNREALIZED
    DELIVER            VALUE     SETTLEMENT          FOR                VALUE      GAIN (LOSS)
      (000)            (000)        DATE            (000)               (000)         (000)
------------------   --------    ----------   -------------------      --------    -----------
EUR          5,991      6,072     3/07/00     U.S.$         6,282         6,282          210
U.S.$       22,218     22,218     3/07/00     EUR          20,864        21,142       (1,076)
U.S.$          813        813     3/09/00     AUD           1,267           832           19
U.S.$       46,570     46,570     3/10/00     EUR          43,342        43,931       (2,639)
GBP         21,494     34,716     3/10/00     U.S.$        34,476        34,476         (240)
U.S.$       35,578     35,578     3/10/00     GBP          21,494        34,716         (862)
EUR         20,418     20,696     3/10/00     U.S.$        22,105        22,105        1,409
U.S.$       39,540     39,540     3/17/00     JPY       4,203,973        41,641        2,101
JPY      2,594,981     25,703     3/17/00     U.S.$        25,260        25,260         (443)
GBP         18,186     29,372     3/24/00     U.S.$        29,776        29,776          404
U.S.$       24,095     24,095     3/24/00     GBP          15,023        24,264          169
U.S.$       24,144     24,144     5/12/00     GBP          14,860        23,995         (149)
GBP         14,860     23,996     5/12/00     U.S.$        23,827        23,827         (169)
                     --------                                          --------      -------
                     $333,513                                          $332,247      $(1,266)
                     ========                                          ========      =======

-------------------------------------------------------------------------------
(a) --Non-income producing security
(c) --All or a portion of security on loan at December
      31, 1999 -- See Note A-9 to financial statements.
(d) --Security valued at fair value -- See Note A-1 to financial statements.
CD  --Certificate of Deposit
CP  --Commercial Paper
EUR --European Monetary Unit
MTN --Medium Term Note
NCS --Non-Convertible Shares
PCL --Public Company Limited
RFD --Ranked for Dividend
RNC --Non-Convertible Savings Shares
TD  --Time Deposit
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1999.
Due from Broker represents cash held by broker as initial margin on futures contracts.

-------------------------------------------------------------------------------
FUTURES CONTRACTS:
At December 31, 1999, the following futures contracts were open:

                                                                           NET
                                                                        UNREALIZED
                          NUMBER        NOTIONAL                       APPRECIATION
                            OF            VALUE        EXPIRATION     (DEPRECIATION)
                        CONTRACTS         (000)           DATE             (000)
                        ---------      -----------     ----------     --------------
LONG:
Aust All Ord.
  (Australia)                  17      U.S.$   853      March-00          $    3
CAC 40 Index
  (France)                    340      U.S.$20,620      March-00           1,916
DAX Index (Germany)           118      U.S.$21,338      March-00           3,324
IBEX Index (Spain)            311      U.S.$ 3,696     January-00            115
TOPIX Index (Japan)           276      U.S.$46,028      March-00           3,157

SHORT:

FT-SE Index (United
  Kingdom)                     47      U.S.$ 5,327      March-00            (186)
                                                                          ------
                                                                          $8,329
                                                                          ======

-------------------------------------------------------------------------------
             SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                         VALUE       PERCENT OF
SECTOR                                                   (000)       NET ASSETS
--------------------------------------------------------------------------------
CAPITAL EQUIPMENT .................................    $ 96,605         16.3%
CONSUMER GOODS ....................................      89,899         15.1
ENERGY ............................................      39,547          6.7
FINANCE ...........................................     110,829         18.7
GOLD MINES ........................................          36           --
MATERIALS .........................................      22,271          3.7
MULTI-INDUSTRY ....................................       9,066          1.5
SERVICES ..........................................     131,249         22.1
                                                       --------         ----
                                                       $499,502         84.1%
                                                       ========         ====

    The accompanying notes are an integral part of the financial statements.

-------------------------------------------------------------------------------
Active International Allocation Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

China                         (0.6%)
Hong Kong                    (30.2%)
India                         (0.4%)
Indonesia                     (1.9%)
Malaysia                      (3.7%)
Philippines                   (1.0%)
Singapore                    (13.8%)
South Korea                  (23.3%)
Taiwan                       (17.6%)
Thailand                      (3.0%)
Other                         (4.5%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

                                MSCI Combined
            Asian Equity           Far East
             Portfolio          ex-Japan Index
            ------------        --------------
7/01/91*    $  500,000           $  500,000
10/31/91     __________          __________
10/31/92     __________          __________
12/31/92     __________          __________
12/31/93     __________          __________
12/31/94     __________          __________
12/31/95     __________          __________
12/31/96     __________          __________
12/31/97     __________          __________
12/31/98     __________          __________
12/31/99     $1,045,376          $1,122,610

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) ALL-COUNTRY FAR
EAST FREE EX-JAPAN INDEX(1)
--------------------------------------------

                                     TOTAL RETURNS(2)
                                ---------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL   ANNUAL
                                 ONE       FIVE     SINCE
                                 YEAR     YEARS   INCEPTION
                                ------   -------  ---------
PORTFOLIO -- CLASS A .........  81.00%    -1.71%     9.06%
PORTFOLIO -- CLASS B .........  79.95       N/A     -4.15
INDEX -- CLASS A .............  59.40      0.78     10.20
INDEX -- CLASS B .............  59.40       N/A     -1.21

1. The MSCI All-Country Far East Free ex-Japan Index is an unmanaged index of common stocks and includes Indonesia, Hong Kong, Malaysia, the Philippines, Korea, Singapore, Taiwan and Thailand (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The investment objective of the Asian Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities which are traded on recognized exchanges of Hong Kong, Singapore, Malaysia, Thailand, Indonesia and the Philippines. The Portfolio may also invest in equity securities traded on markets in Taiwan, South Korea, India, Pakistan, Sri Lanka and other Asian developing markets which are open for foreign investment. The Portfolio does not intend to invest in securities which are principally traded in Japan or in companies organized under the laws of Japan.

For the year ended December 31, 1999, the Portfolio had a total return of 81.00% for the Class A shares and 79.95% for the Class B shares compared to 59.40% for the Morgan Stanley Capital International (MSCI) All-Country Far East Free ex-Japan Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was -1.71% compared to 0.78% for the Index. For the period from inception on July 1, 1991 through December 31, 1999, the average annual total return for the Class A shares was 9.06% compared to 10.20% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was -4.15% compared to -1.21% for the Index.

Most of the markets in the Index rose in 1999. Continuing a trend that started mid-year, performance at the country level varied more than during the first half of the year. Echoing trends in the developed markets, technology and telecommunications stocks, particularly mobile telecommunications, tended to outperform while banks, manufacturers and other "Old Economy" stocks generally lagged.

Most Asian markets performed well during the year due to higher than expected economic growth and corporate earnings and continued positive liquidity conditions. During the first half of the year, market breadth was very strong with most sectors participating in the rallies. Breadth narrowed during the fourth quarter in line with the global pattern and outperformers were typically technology or telecommunications related. Overall market valuations as of year end were at fairly high multiples relative to
--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI ALL-COUNTRY FAR EAST FREE EX-JAPAN INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.


--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)

historical norms of most markets but the outlook for corporate earnings in 2000 remains quite strong. Economic growth expectations have been upgraded significantly across Asia, although the rate of change of improvement will slow in 2000 as low base effects drop out. Korea has led the growth revival, but laggard economies like Hong Kong and Thailand demonstrated faster growth trends in the third and fourth quarters as well. Currencies were stable compared to the U.S. dollar but there is pressure on some currencies to appreciate, particularly if the yen remains relatively strong.

Most countries in the region reported increases in exports of electronics components during 1999. This growth has contributed significantly to GDP growth upgrades in Taiwan, South Korea, Singapore and Malaysia. Global price pressures have forced manufacturers to cut costs, which often means sourcing more from low-cost Asian producers. The trend towards greater outsourcing, firmly established among American companies, is being adopted by an increasing number of Japanese companies. Outsourcing is also broadening from the personal computer supply chain to include other technology applications including telecommunications. The Portfolio has a significant exposure to a number of Asian electronics companies in Taiwan, Korea, Singapore and Thailand, and these investments performed well as order books gained momentum.

Trends which need to be monitored include U.S. monetary tightening, domestic pressures for higher interest rates in a number of Asian countries, possible negative terms of trade conditions if oil prices maintain current strength and a heavy calendar of new Asian equity issues in 2000. Most markets performed well despite the headwinds of rising global interest rates in 1999 given limited foreign debt financing needs and healthy domestic liquidity. The U.S. current account deficit is a significant issue for the global economy; a best case scenario would be a gradual slowdown in the growth of U.S. consumption accompanied by accelerated growth in demand in Europe, Japan and the rest of Asia. The rise in the price of oil is similar to a tax hike for most of Asia; Indonesia and Malaysia are the only net beneficiaries of higher prices. Japanese economic recovery is very positive for Asia and Japanese corporate restructuring opens up new opportunities for outsourcing across a range of manufacturing industries. Political factors to watch in 2000 include parliamentary or presidential elections in Korea, Taiwan and Thailand, although we currently do not expect major market risks from these events. We expect that the bulk of market returns in 2000 will be generated through earnings growth rather than further multiple expansion. Asian markets have stabilized after the economic crisis conditions of 1997 and 1998 and interest rates have fallen back to normal levels. We expect strong earnings growth from many companies. We will also continue to invest in corporate restructuring stories, as restructuring received added impetus from the crisis and should lead to higher sustainable returns on capital in the future.

We expected Y2K concerns to affect liquidity in the fourth quarter but the millennium date change turned out to be a `non-event'. Going forward we think that the outlook for non-Japan Asia as an asset class continues to be positive. While the risks from a volatile U.S. market and a Fed tightening are well known, Asia is likely to weather that trend much better. The restructuring undertaken by Asian companies over the last 2 years should enable the return on equity for the region to exceed historic levels over the next 3 years. This shift upwards is more likely to be structural than cyclical. The strategy of focusing on stock selection, with an emphasis on attractively valued companies that should exceed consensus expectations, remains unchanged.

Ashutosh Sinha
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
Asian Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
   COMMON STOCKS (95.2%)
     CHINA (0.6%)
           632,200  Hengan International Group Co., Ltd. .... $          175
           471,000  Huaneng Power International, Inc. .......            112
         1,064,000  Yanzhou Coal Mining Co., Ltd. ...........            294
           619,000  Zhejiang Expressway Co., Ltd. ...........             94
                                                              ---------------
                                                                         675
                                                              ---------------
     HONG KONG (30.2%)
           205,000  Asia Satellite Telecommunications
                      Holdings Ltd. .........................            647
           261,000  Cathay Pacific Airways Ltd. .............            465
           427,900  Cheung Kong Holdings Ltd. ...............          5,436
           408,000  China Telecom Ltd. ......................          2,551
        (a)229,000  Great Wall Technology Co. ...............            222
            84,300  Hang Seng Bank Ltd. .....................            962
           686,000  Hong Kong & China Gas Co., Ltd. .........            940
           131,000  Hong Kong Land Holdings Ltd. ............            194
         1,062,500  Hong Kong Telecommunications Ltd. .......          3,069
           512,800  Hutchison Whampoa Ltd. ..................          7,454
           206,000  Jardine International Motor
                      Holdings Ltd. .........................            103
            76,000  Johnson Electric Holdings Ltd. ..........            488
           136,000  Kerry Properties Ltd. ...................            191
        (a)421,200  Li & Fung Ltd. ..........................          1,057
           393,200  New World China Land Ltd. ...............            145
           213,000  New World Development Co., Ltd. .........            480
           808,000  Sino Land Co. ...........................            465
           107,000  SmarTone Telecommunications
                    Holdings Ltd. ...........................            516
           318,600  Sun Hung Kai Properties Ltd. ............          3,320
           234,200  Swire Pacific Ltd., Class A .............          1,383
           178,800  Television Broadcasts Ltd. ..............          1,219
        (a)304,000  Timeless Software Ltd. ..................            176
           140,000  Wing Hang Bank Ltd. .....................            479
         (a)58,000  Yue Yuen Industrial Holdings ............            139
                                                              ---------------
                                                                      32,101
                                                              ---------------
     INDIA (0.4%)
       (a,d)11,500  HCL Technologies Ltd. ...................            153
               785  Hero Honda Motors Ltd. ..................             21
         (a)30,400  Moer Bear (India) Ltd. ..................            244
                50  Tata Engineering & Locomotive Co., Ltd. .             --
               531  Tata Infotech Ltd. ......................             11
                                                              ---------------
                                                                         429
                                                              ---------------
     INDONESIA (1.9%)
           772,000  Aneka Tambang ...........................            155
           161,000  Gudang Garam ............................            433
           (a)3,100  Gulf Indonesia Resources Ltd. ..........             25
           230,500  Indofood Sukses Makmur Tbk ..............            289
           190,000  Semen Gresik ............................            301
           69,480  Telekomunikasi Indonesia ADR .............            764
                                                              ---------------
                                                                       1,967
                                                              ---------------
     MALAYSIA (3.7%)
           170,400  British American Tobacco Bhd ............          1,300
           133,000  Carlsberg Brewery Malaysia Bhd ..........            410
           239,800  Malayan Banking Bhd .....................            852
            40,000  Nestle (Malaysia) Bhd ...................            173
           356,000  Public Bank Bhd .........................            311
           102,000  Sime Darby Bhd ..........................            129
            99,000  Tanjong plc .............................            219
           126,000  Telekom Malaysia Bhd ....................            487
                                                              ---------------
                                                                       3,881
                                                              ---------------
     PHILIPPINES (0.9%)
           108,300  ABS-CBN Broadcasting Corp. ..............            134
            18,480  Philippine Long Distance Telephone Co. ..            470
           153,555  San Miguel Corp., Class B ...............            217
           757,500  SM Prime Holdings, Inc. .................            143
                                                              ---------------
                                                                         964
                                                              ---------------
     SINGAPORE (13.8%)
        (a)118,000  Chartered Semiconductor
                      Manufacturing Ltd. ....................            645
           119,600  City Developments Ltd. ..................            700
        (a)124,235  DBS Group Holdings Ltd. .................          2,036
           206,000  DBS Land Ltd. ...........................            406
           233,000  Gul Technologies ........................            257
           132,000  Natsteel Electronics Ltd. ...............            697
           225,000  Neptune Orient Lines Ltd. (Foreign) .....            301
           249,000  Omni Industries Ltd. ....................            452
        (a)101,224  Overseas Union Bank Ltd. ................            593
           209,000  Overseas-Chinese Banking Corp.
                      (Foreign) ............................           1,920
           108,200  Sembawang Logistics Ltd. ...............             439
           129,000  Singapore Airlines Ltd. ................           1,464
            52,900  Singapore Press Holdings Ltd. ..........           1,147
           458,000  Singapore Technologies Engineering
                      Ltd. .................................             709
           427,000  Singapore Telecommunications Ltd. ......             882
            91,001  United Overseas Bank Ltd. (Foreign) ....             803
           109,700  Venture Manufacturing (Singapore)
                      Ltd. .................................           1,258
                                                              ---------------
                                                                      14,709
                                                              ---------------
     SOUTH KOREA (23.3%)
             5,470  Cheil Jedang Corp. .....................             631
            17,960  Daeduck Electronics Co. ................             213
            12,540  Dongwon Securities Co. .................             271
            53,630  Good Morning Securities Co., Ltd. ......             256
            30,110  Hana Bank ..............................             235
             7,940  Hankuk Glass Industry Co., Ltd. ........             150
            29,080  Housing & Commerical Bank, Korea .......             922
         (a)15,160  Humax Co., Ltd. ........................             256
            23,396  Hyundai Electronics Industries Co. .....             497
         (a)94,036  Hyundai Motor Co.-GDR ..................           1,011
          (a)6,250  Insung Information .....................             214
            67,662  Kookmin Bank ...........................           1,061
             4,200  Korea Chemical Co., Ltd. ...............             274
           114,630  Korea Electric Power Corp. ADR .........           1,920
         (a)13,920  Korea Technology Banking Co. ...........             135
            27,200  Korea Telecom Corp. ADR ................           2,033
            18,430  L.G. Chemical Ltd. .....................             583
            35,990  Mirae Co. ..............................             280
         (a)11,860  Pantech Co., Ltd .......................             266
            47,000  Pohang Iron & Steel Co., Ltd. ADR ......           1,645
             9,769  Samsung Electro-Mechanics Co. ..........             649


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio
                                       19

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
     SOUTH KOREA (CONT.)
            36,035  Samsung Electronics Co. ................. $        8,441
            73,614  SK Telecom Co., Ltd. ADR ................          2,825
                                                              ---------------
                                                                      24,768
                                                              ---------------
     TAIWAN (17.6%)
       (a,d)14,352  Acer Peripherals GDR ....................            595
             3,200  Acer Peripherals, Inc. ..................             13
        (a)352,850  Acer, Inc. ..............................          1,062
        (a)186,696  Advanced Semiconductor
                      Engineering, Inc. .....................            666
            19,000  Ambit Microsystems Corp. ................            141
          (a)7,400  ASE Test Ltd. ...........................            180
            97,375  Asustek Computer, Inc. ..................          1,027
         1,003,850  China Steel Corp. .......................            742
        (a)356,760  Chinatrust Commercial Bank ..............            415
         (a)66,378  Compal Electronics, Inc. ................            223
         (a)96,500  Compeq Manufacturing Co., Ltd. ..........            526
            98,000  Delta Electronics, Inc. .................            425
        (a)300,840  Evergreen Marine Corp. ..................            247
           253,434  Far East Textile Ltd. ...................            606
        (a,e)4,000  Far East Textile Ltd. GDR                             96
        (a)205,000  First Commercial Bank ...................            255
           159,000  Formosa Plastics Corp. ..................            317
        (a)145,288  Hon Hai Precision Industry ..............          1,083
           319,700  International Commercial Bank of
                      China .................................            359
           337,080  Nan Ya Plastics Corp. ...................            741
            98,544  President Chain Store Corp. .............            435
          (a)3,000  Ritek Corp. GDR .........................             35
         (a)29,000  Ritek Inc. ..............................            176
        (a)238,710  Siliconware Precision Industries
                      Co. ...................................            608
        (a)406,000  Taishin International Bank ..............            228
        (a)725,035  Taiwan Semiconductor
                      Manufacturing Co. .....................          3,858
        (a)810,351  United Micro Electronics Corp.,
                      Ltd. ..................................          2,892
           280,160  United World Chinese Commercial Bank ....            338
         (a)73,000  Universal Scientific IND ................            230
           106,000  Wyse Technology Taiwan Ltd. .............            206
                                                              ---------------
                                                                      18,725
                                                              ---------------
     THAILAND (2.8%)
            57,300  Advanced Information Service PCL
                     (Foreign) ..............................            961
         (d)51,000  BEC World PCL (Foreign) .................            360
            34,545  Delta Electronics (Thailand) PCL
                     (Foreign) ..............................            411
           360,400  Golden Land Property Development
                      PCL (Foreign) .........................            187
            94,066  Siam Cement PCL (Foreign) ...............            505
           348,700  Thai Farmers Bank PCL (Foreign) .........            583
                                                              ---------------
                                                                       3,007
                                                              ---------------
TOTAL COMMON STOCKS (Cost $75,905)                                   101,226
                                                              ---------------
        NO. OF                                                         VALUE
       WARRANTS                                                        (000)
-----------------------------------------------------------------------------
   WARRANTS (0.3%)
     PHILIPPINES (0.1%)
        (a)224,190  Jollibee FoodsCorp, expiring
                      3/24/03 ............................... $           95
                                                              ---------------
     THAILAND (0.2%)
        (a)547,200  Siam Commercial Bank PCL
                      (Foreign), expiring 5/10/02 ...........            254
                                                              ---------------
TOTAL WARRANTS (Cost $140) ..................................            349
                                                              ---------------
TOTAL FOREIGN SECURITIES (95.5%) (Cost $76,045) .............        101,575
                                                              ---------------
      FACE
     AMOUNT
     (000)
--------------
FOREIGN CURRENCY (0.2%)
HKD   438  Hong Kong Dollar .................................             56
INR   264  Indian Rupee .....................................              6
MYR   308  Malaysian Ringgit ................................             81
PKR   128  Pakistani Rupee ..................................              2
KRW 7,283  South Korean Won .................................              7
TWD   291  Taiwan Dollar ....................................              9
                                                              ---------------
TOTAL FOREIGN CURRENCY (Cost $162) ..........................            161
                                                              ---------------
  TOTAL INVESTMENTS (95.7%) (Cost $76,207) ..................        101,736
                                                              ---------------
OTHER ASSETS (4.6%)
  Cash                                           $     4,586
  Receivable for Portfolio Shares Sold .........         170
  Dividends Receivable .........................         104
  Foreign Withholding Tax Reclaim
    Receivable .................................          27
  Other ........................................          19           4,906
                                                 ------------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable .............       (101)
  Custodian Fees Payable .......................        (96)
  Directors' Fees and Expenses Payable .........        (23)
  Administrative Fees Payable ..................        (16)
  Foreign Taxes Payable ........................         (8)
  Distribution Fees Payable ....................         (2)
  Other Liabilities ............................        (55)            (301)
                                                 ------------ ---------------
NET ASSETS (100%) ........................................... $      106,341
                                                              ---------------
                                                              ---------------
NET ASSETS CONSIST OF:
Paid in Capital ............................................. $      166,740
Accumulated Net Investment Income ...........................             91
Accumulated Net Realized Loss ...............................       (86,011)
Unrealized Appreciation on Investments and Foreign Currency
  Translations(Net of accrual for foreign taxes of $8 on
  unrealized appreciation of investments) ...................         25,521
                                                              ---------------
NET ASSETS .................................................. $      106,341
                                                              ---------------
                                                              ---------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Asian Equity Portfolio
                                       20

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                      AMOUNT
                                                                       (000)
-----------------------------------------------------------------------------
CLASS A:
NET ASSETS .................................................. $      103,513
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 7,195,438 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) .................... $        14.39
                                                              ---------------
                                                              ---------------
CLASS B:
NET ASSETS                                                    $        2,828
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 197,997 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...................  $        14.28
                                                              ---------------
                                                              ---------------
-----------------------------------------------------------------------------
(a) -- Non-income producing security
(d) -- Security valued at fair value  See Note A-1 to financial statements.
(e) -- 144A Security  certain condition for public sale may exist.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt
PCL -- Public Company Limited

-----------------------------------------------------------------------------
    SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                       VALUE       PERCENT OF
SECTOR                                                 (000)       NET ASSETS
-----------------------------------------------------------------------------
CAPITAL EQUIPMENT....................................$ 21,389       20.1%
CONSUMER GOODS.......................................  14,036       13.2
ENERGY...............................................   3,385        3.2
FINANCE..............................................  24,934       23.4
MATERIALS............................................   5,412        5.1
MULTI-INDUSTRY.......................................   8,967        8.4
SERVICES.............................................  23,452       22.1
                                                     --------       ----
                                                     $101,575       95.5%
                                                     --------       ----
                                                     --------       ----
-----------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                          Asian Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Australia                     (7.4%)
Hong Kong                    (52.3%)
Japan                        (16.4%)
Philippines                   (2.9%)
Singapore                    (15.6%)
Thailand                      (1.2%)
Other                         (4.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

                                                      GPR General Real
            Asian Real Estate   Asian Real Estate    Estate Securities
            Portfolio-Class A   Portfolio-Class B   Index - Far East(1)
            -----------------   -----------------   -------------------
10/01/97*       $500,000            $100,000             $500,000
12/31/97        ________            ________             ________
12/31/98        ________            ________             ________
12/31/99        $438,764            $ 87,011             $357,418

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Far East value at December 31, 1999 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1999 would be $71,483.

PERFORMANCE COMPARED TO THE
GPR GENERAL REAL ESTATE SECURITIES INDEX - FAR EAST(1)
------------------------------------------------------

                                     TOTAL RETURNS(2)
                                ---------------------------
                                 ONE      AVERAGE ANNUAL
                                 YEAR     SINCE INCEPTION
                                ------  -------------------
PORTFOLIO-- CLASS A ...........  24.27%       -5.64%
PORTFOLIO-- CLASS B ...........  23.88        -6.00
INDEX .........................  20.46       -13.86

1. The GPR General Real Estate Securities Index - Far East is a market capitalization weighted index measuring total return of listed property/real estate securities in the Far East.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Asian Real Estate Portfolio is to provide long-term capital appreciation by investing primarily in equity securities of companies in the Asian real estate industry. A company is considered to be Asian if its shares trade on a recognized stock exchange in Asia or if it is organized under the laws of an Asian country and whose business is conducted principally in Asia.

For the year ended December 31, 1999, the Portfolio had a total return of 24.27% for the Class A shares and 23.88% for the Class B shares compared to 20.46% for the GPR General Real Estate Securities Index - Far East (the "Index"). For the period from inception on October 1, 1997 through December 31, 1999, the Portfolio had an average annual total return of -5.64% for the Class A shares and -6.00% for the Class B shares compared to -13.86% for the Index.

For the three months ended December 31, 1999, the Portfolio had a total return of 9.97% for the Class A shares and 9.81% for the Class B shares compared to 7.39% for the Index. Asian real estate securities staged a strong rebound in the fourth quarter ending the year on a high note. The speed of recovery in gross domestic product ("GDP") growth throughout Asia and the implied potential for robust returns attracted international liquidity back into these markets in the fourth quarter of 1999. The powerful rally was set-off by investors plowing into telecommunication and technology stocks, following the global popularity of these two sectors. Demand for stocks, which are proxies to the economy, beneficiaries of the internet revolution and platforms for e-commerce businesses were market drivers.

MACRO-ECONOMIC OVERVIEW
Asia continues to report an impressive economic rebound with growth rates at above- market consensus driven largely by higher exports. The macro underpinnings have been undervalued currencies, low interest rates, fiscal stimulus and some amount of debt restructuring.

In Japan, the real economy shrank 1% quarter-on-quarter in the third quarter of 1999 as the government, corporations and consumers pared spending. This contraction reflects how dependent Japan still is on government pump-priming
--------------------------------------------------------------------------------
THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR
LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.


--------------------------------------------------------------------------------
Asian Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

measures. Nevertheless, the on going restructuring effort is for real. Profits are rising as the result of cost-cutting, balance sheet cleansing and resource reallocation. The consequences will be weak consumption and investments. We are looking for fresh information technology spending; creation of high-paid jobs in new industries and wealth effects from higher equity prices to provide the offsetting effects.

Among the countries in non-Japan Asia, Korea's recovery has been most remarkable with economic growth in the first nine months of 1999 averaging 9% year-on-year. Korea has benefited massively from the combination of firmer growth in Japan and a stronger yen, allowing its exporters to steadily gain market share. Its huge output gap will help lower inflation risks and ensure that nominal interest rates stay low. Taiwan grew 5% in the third quarter of 1999. The key impact of the recent earthquake has been on consumer spending which rose only 6% year-on-year, equivalent to only two-thirds of the rise seen in the second quarter of 1999. Export growth remains buoyant and Taiwan's high tech export industries look set for another good year ahead. In Singapore, the government has done well in pushing for business cost reduction, maintaining exchange rate competitiveness and curbing the over-reliance on he electronics sector. GDP growth is 5.6% in 1999.

China is expected to achieve 7.1% GDP growth in 1999. Exports have risen 28.8% in November and will stay robust. The good news is that China has secured NTR agreement with U.S. and is expected to accede the World Trade Organization (WTO) in mid-2000. WTO is essential to prevent China from backsliding on a reform process that has already been long and painful and yet is barely half way through. Domestic demand will continue to drag as a result. Hong Kong surprised the market with 4.5% GDP growth in the third quarter of 1999. Effective government spending on infrastructure projects and higher trade throughput were key contributors to growth. Going forward, the SAR government stands to benefit from multinational companies seeking to exploit China's newly opening markets.

We remain cautious on Indonesia as the new administration faces up to challenges of reforms ahead; its corporate sector remains submerged in debt. The Philippines strayed from the path of reform and de-regulations through policy indecision and a lack of focus. Private sector demand remains sluggish. Based on recent GDP release for the third quarter of 1999, consumption provided a moderate contribution to growth and investment was no longer a drag on growth. In Thailand, rising public debt remains a key challenge (which had risen to over 50% of GDP from around 27% in 1997) and it is essential that restructuring of the financial sector proceed apace if debt is not to become a constraint on growth.

We expect Asia to sustain good GDP performance in 2000. Cost competitiveness and rising global demand for certain technology sub-sectors should lead to trade-driven growth. The risk is political complacency leading to necessary restructuring taking a back seat and a sharp pull back in the U.S. economy.

REAL ESTATE MARKETS
In Hong Kong, property transactions continue to decline, falling between 2-5% per month as the market moves into the seasonal lull period. Monthly volume hovers around 5,600 to 5,800 units in the fourth quarter of 1999. Banks are reporting fewer new mortgage lending and refinancing loans representing over 40% of new loans approved. However, market sentiment has improved significantly on the back of a more positive economic outlook in both Hong Kong and China. This could potentially lead to the release of pent-up buying of residential properties post Chinese New Year. Transaction activities for high-end luxury apartments have started to pick up in December with investors snapping up units at rental yields of 5-6%. A higher-floor unit at The Mayfair in Mid-levels was recently sold for Hong Kong $38.8m or about Hong Kong $13,300 per square foot
(psf). Major developers are actively accumulating land bank from public auctions and have successfully negotiated favorable land premium deals with the SAR government for agricultural land conversion in the fourth quarter of 1999. We believe that the SAR government has lowered its price expectation for land premium deals to raise revenue ahead of the fiscal budget in March 2000. On office property, the vacancy situation of Grade A buildings in Central has turned around in the fourth quarter of 1999. With International Finance Center One and The Cheung Kong Center well-over 90% leased, there is limited new space available in the city center. Secondary locations such as Causeway Bay, Quarry Bay and Island East are beginning to register higher demand from new technology set ups and internet companies. With the view that the office market has bottomed-out in Hong Kong, SHK Properties and Henderson Land have agreed on a Hong Kong $1,600psf land premium settlement for the second tower at Inter-national Finance Center to be completed in 2004. The SAR government has also concluded land premium for Great Eagle's Mongkok site at Hong Kong $190m, 30% below market expectation.

In Singapore, new residential transactions fell to about 800 units in the fourth quarter 1999, the lowest since the third quarter of 1998. This is partly due to fewer projects being launched and the time lag required for buyers to come to


--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

terms with a 30% price increase for the year. We expect the residential market to remain quiet until the second quarter of 1999 when several projects located in popular residential districts will be launched. The trend for private home rentals has turned around, rising 2.7% in the third quarter of 1999 led by demand for high-rise apartments and stand-alone houses; residential rental values are still 41% lower than the peak in the first quarter of 1996. We expect this up-trend to persist with supply being taken out in prime locations due to "enbloc" deals and the government's push toward attracting foreign professionals to work in Singapore. Property developers are still in the land acquisition mode, snapping up well-located freehold or 999-yr private land made available by owners putting their buildings up for collective sale. The outlook for office market has improved in the fourth quarter of 1999 with rental yields firming marginally to around 4-5%. New office take-up of above 700,000 square feet in the fourth quarter of 1999 far exceeded market expectation. Property consultants are beginning to raise their year 2000 demand forecast to 2.5m/sf. Property landlords are seeing rising demand from technology firms, government agencies and new space required by existing tenants. Office occupancy in the downtown area is 88%. Government-owned Pidemco Land's acquisition of Hitachi Tower and 80% of Caltex House at S$1,400psf and S$1,250psf, respectively, set new benchmarks for capital values in Raffles Place.

In Japan, housing starts declined in the fourth quarter 1999 as the government winds down its subsidized home-loan program. Japanese developers target to offer fewer new condominiums for sale in Tokyo in 2000 (down 7.2% to 80,100 units) in response to the government-owned Housing Loan Corporation's decision to raise the home loan rate to 2.8% in November 1999. The government is still deliberating on whether to extend tax breaks for homebuyers for a further six months to June 2001. Office rents in Tokyo fell 4% in October 1999, though the pace of decline has slowed. Capital value remains under pressure with the lack of new demand for commercial real estate and corporate downsizing. Nevertheless, change may be imminent for the Japanese real estate scene. The Tokyo Stock Exchange is considering listing real estate investment funds, which invest in office buildings and asset-back securities. The Diet will deliberate on issues relating to J-Reits and the necessary regulatory changes when their sessions begin in February 2000. For the first time in history, large corporations such as Mitsubishi Materials Corp and NEC Corp. are beginning to sell or securitize real estate assets as a means to pare down debt. The up-coming change in accounting regulations requiring Japanese companies to mark asset values to market will change the way corporations evaluate assets with sub-normal returns. Sumitomo Realty & Development Co. recently announced that it would sell most of its overseas assets to improve the company's financial health.

Elsewhere in non-Japan Asia, only incremental progress was made to real estate markets from the previous quarter. The unsold stock of housing units in China expanded 21% to 71.4m square metres, in the first three-quarters of 1999. It is interesting to note that mortgage loans in China doubled in 1999, even if they represent only 2% of total bank loans compared to 1% a year ago. We believe that it is a preliminary sign that the real estate sector could eventually help fuel China's economic growth in future years. The Philippines government had recently opened its retail industry to foreign competition; part of a broad move to dismantle protectionist barriers. SM Prime, the nation's largest shopping mall operator, is the key beneficiary of this new law. Downward price adjustment in prime commercial capital and rental values is still slow in downtown Makati and the focus of the housing sector has shifted away from the production of socialized/low-income units to building middle-to-high-end houses. In Thailand, property companies are still engaged in their long-drawn debt restructuring and recapitalization exercises. The Thai real estate market remains in deep demand and supply dis- equilibrium with excerpts of demand returning for single- story detached homes located near the Bangkok area. In Malaysia, the property market is still mired with huge over- capacity. After the recent disappointing auction (yielding only 14% of total indicative value on offer), it may be difficult for Danaharta to off-load its MYR$13.3billion non- performing property portfolio without a substantial haircut.

REAL ESTATE SECURITIES

Asian real estate share prices rose as much as 35%, propelled by the powerful technology-led rally across global markets in the fourth quarter of 1999. Hong Kong developers gained on announcement of the following: a) technology investments which will help keep their portfolio up-to-date with technological advances; b) internet/ telecommunication business strategies which could leverage upon their existing pool of commercial tenants or condominium residents; and c) space-for-equity swap-type investments which could potentially generate huge returns on under-utilized or unoccupied industrial/office properties. Japanese real estate shares exploded, rising as much as 20% in November on the potential listing of J-Reits on the Tokyo Stock Exchange. This rally fizzled out rather quickly as investors returned to technology stocks. In Australia, the listed property trusts (LPTs) continue to under-perform hugely on concerns over further central bank tightening and


--------------------------------------------------------------------------------
Asian Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO (CONT.)

rising bond yields. With most institutional investors scaling back trading to avoid potential Y2K related problems, share prices in Singapore and other smaller markets were largely driven by frenzied retail share trading activities and window-dressing ahead of book close.

We continue to hold on to quality companies, well positioned to potentially benefit from the anticipated pick up in demand for real estate as Asia recovers from the financial crisis. We have benefited from an increased over- weight position in Hong Kong, with a preference for residential developers. We believe that residential demand should rebound in 2000, as economic recovery becomes more broad-based. Also, we have increased our exposure to Hong Kong property investors in view of the improving prospect in the office and high-end retail market. In Singapore, we have reduced our overweight position marginally because the mis-match in price expectation between sellers and buyers, after a 30% rise in residential prices in 1999, will set the market back somewhat. Furthermore, the market is disappointed that several prominent "enbloc" private land deals have failed to achieve their reserve asking prices. We have maintained an underweight position in Japan. It is still unclear at this juncture how the scenery for the real estate markets or the profile of traditional property companies in Japan will change should the government decide to pursue estab-lishment of J-Reits. Australia remains an under-weight given the upward trend for bond yields.

Theodore R. Bigman
PORTFOLIO MANAGER

Angeline Ho
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
                                                     Asian Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                                  VALUE
   SHARES                                                         (000)
-------------------------------------------------------------------------
COMMON STOCKS (95.8%)
  AUSTRALIA (7.4%)
         (a)14,300  BT Office Trust .......................  $        13
            27,300  Centro Properties Group ...............           47
            21,050  Westfield Holdings Ltd. ...............          131
            64,400  Westfield Trust .......................          126
                                                             ------------
                                                                     317
                                                             ------------
  HONG KONG (52.3%)
           113,000  Amoy Properties Ltd. ..................           95
            32,000  Cheung Kong Holdings Ltd. .............          406
           127,000  China Resources Beijing Land ..........           14
            38,000  Hang Lung Development Co. .............           43
            23,000  Henderson Land Development Co., Ltd. ..          148
           121,700  HKR International Ltd. ................           85
            58,000  Hong Kong Land Holdings Ltd. ..........           86
            80,000  Kerry Properties Ltd. .................          112
            24,000  New Asia Realty & Trust Co., Class A ..           30
           128,400  New World China Land Ltd. .............           47
            98,000  New World Development Co., Ltd. .......          221
            31,000  Shui On Construction ..................           46
           294,700  Sino Land Co. .........................          170
            38,000  Sun Hung Kai Properties Ltd. ..........          396
            21,000  Swire Pacific Ltd., Class A ...........          124
            67,000  Wharf Holdings Ltd. ...................          156
            57,000  Wheelock & Co., Ltd. ..................           60
                                                             ------------
                                                                   2,239
                                                             ------------
  JAPAN (16.4%)
             5,000  Daibiru Corp. .........................           31
            40,000  Mitsubishi Estate Co., Ltd. ...........          390
            34,000  Mitsui Fudosan Co., Ltd. ..............          230
            15,000  Sumitomo Realty & Development Co.,
                      Ltd. ................................           50
                                                             ------------
                                                                     701
                                                             ------------
  PHILIPPINES (2.9%)
           170,400  Ayala Land, Inc., Class B .............           44
        (a)195,000  Filinvest Land, Inc. ..................           20
           307,000  SM Prime Holdings, Inc. ...............           58
                                                             ------------
                                                                     122
                                                             ------------
  SINGAPORE (15.6%)
        (a)117,000  Allgreen Properties Ltd. ..............          107
            38,000  City Developments Ltd. ................          222
            67,500  DBS Land Ltd. .........................          133
            39,000  First Capital Corp., Ltd. .............           52
            39,000  Keppel Land Ltd. ......................           64
            93,000  Wing Tai Holdings Ltd. ................           92
                                                             ------------
                                                                     670
                                                             ------------
  THAILAND (1.2%)
            13,700  Golden Land Property Development PCL ..            7
            33,900  MBK Properties and Development PCL ....           24
          (d)4,700  Oriental Hotel (Thailand) PCL .........           22
                                                             ------------
                                                                      53
                                                             ------------
TOTAL COMMON STOCKS (Cost $3,273) .........................        4,102
                                                             ------------
    FACE
   AMOUNT                                                       VALUE
    (000)                                                       (000)
-------------------------------------------------------------------------
FOREIGN CURRENCY (0.0%)
HKD  13  Hong Kong Dollar .................................  $         2
PHP  11  Philippines Peso .................................           --
                                                             ------------
TOTAL FOREIGN CURRENCY (Cost $2) ..........................            2
                                                             ------------
TOTAL INVESTMENTS (95.8%) (Cost $3,275) ...................        4,104
                                                             ------------
OTHER ASSETS (5.0%)
  Cash ...................................... $          208
  Dividends Receivable ......................              4
  Receivable from Investment Advisor ........              3         215
                                              ---------------
LIABILITIES (0.8%)
  Custodian Fees Payable ....................             (6)
  Administrative Fees Payable ...............             (2)
  Distribution Fees Payable .................             (1)
  Other Liabilities .........................            (26)        (35)
                                              -------------- ------------
NET ASSETS (100%) .........................................  $     4,284
                                                             ------------
                                                             ------------
NET ASSETS CONSIST OF:
Paid in Capital ...........................................  $     6,017
Distributions in Excess of Net Investment Income ..........          (13)
Accumulated Net Realized Loss .............................       (2,549)
Unrealized Appreciation on Investments and Foreign Currency
  Translations(Net of accrual for foreign taxes of $1 on
  unrealized appreciation of investments) .................          829
                                                             ------------
NET ASSETS ................................................  $     4,284
                                                             ------------
                                                             ------------
CLASS A:
NET ASSETS ................................................  $     2,912
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 368,833 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..................  $      7.90
                                                             ------------
                                                             ------------
CLASS B:
NET ASSETS ................................................  $     1,372
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 172,935 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..................  $      7.93
                                                             ------------
                                                             ------------
-------------------------------------------------------------------------
(a) -- Non-income producing security
(d) -- Security valued at fair value  See Note A-1 to financial statements.
PCL -- Public Company Limited
-------------------------------------------------------------------------
-------------------------------------------------------------------------
    SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                              VALUE          PERCENT OF
SECTOR                                        (000)          NET ASSETS
-------------------------------------------------------------------------
----------------------------------------------------------------------
Construction and Housing ..................  $   46               1.1%
Finance ...................................   3,850              89.9
Lodging/Leisure ...........................      22               0.5
Multi-Industry ............................     184               4.3
                                             ------             -----
                                             $4,102              95.8%
                                             ------             -----
                                             ------             -----


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Asian Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Argentina                     (0.8%)
Brazil                        (8.2%)
Chile                         (0.2%)
China                         (3.6%)
Czech Republic                (0.4%)
Egypt                         (1.1%)
Greece                        (1.1%)
Hungary                       (0.8%)
India                         (9.3%)
Indonesia                     (1.3%)
Israel                        (6.6%)
Malaysia                      (1.1%)
Mexico                       (10.4%)
Pakistan                      (0.3%)
Poland                        (1.3%)
Russia                        (3.1%)
Singapore                     (0.5%)
South Africa                  (5.4%)
South Korea                  (19.9%)
Taiwan                       (12.3%)
Thailand                      (2.2%)
Turkey                        (8.0%)
Other                         (2.1%)


COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

                                MSCI Emerging      IFC Global
            Emerging Markets      Markets         Total Return
            Portfolio-Class A   Free Index(1)    Composite Index
            -----------------   -------------    ---------------
9/25/92*     $  500,000          $  500,000       $  500,000
10/31/92     __________          __________       __________
12/31/92     __________          __________       __________
12/31/93     __________          __________       __________
12/31/94     __________          __________       __________
12/31/95     __________          __________       __________
12/31/96     __________          __________       __________
12/31/97     __________          __________       __________
12/31/98     __________          __________       __________
12/31/99     $1,251,308          $  966,168       $  913,413

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE INDEX AND IFC GLOBAL RETURN COMPOSITE INDEX(1)
---------------------------------------------------

                                     TOTAL RETURNS(2)
                                ---------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL   ANNUAL
                                 ONE       FIVE     SINCE
                                 YEAR     YEARS   INCEPTION
                                ------   -------  ---------
PORTFOLIO -- CLASS A .........  101.78%    7.84%    13.45%
PORTFOLIO -- CLASS B .........  101.26      N/A     13.17
IFC GLOBAL TOTAL
  RETURN COMPOSITE
  INDEX -- CLASS A ...........   62.69     0.75      8.71
MSCI EMERGING
  MARKETS FREE INDEX
  -- CLASS A .................   66.41     2.00      9.49
IFC GLOBAL TOTAL
  RETURN COMPOSITE
  INDEX -- CLASS B ...........   62.69      N/A      3.61
MSCI EMERGING
  MARKETS FREE INDEX
  -- CLASS B .................   66.41      N/A      3.71

1. The IFC Global Total Return Composite Index is an unmanaged index of common stocks and includes developing countries in Latin America, East and South Asia, Europe, the Middle East, and Africa (includes dividends). The MSCI Emerging Markets Free Index is a market capitalization weighted index comprised of companies that are representative of the market structure of developing countries in Latin America, Asia, Eastern Europe, the Middle East and Africa (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.







--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE
AS MEASURED BY THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EMERGING
MARKETS AND THE IFC GLOBAL TOTAL RETURN COMPOSITE INDICES, ARE FOR
INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN
RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.


--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

The investment objective of the Emerging Markets Portfolio is to provide long-term capital appreciation by investing in equity securities of emerging country issuers.

For the year ended December 31, 1999, the Portfolio had a total return of 101.78% for the Class A shares and 101.26% for the Class B shares compared to 66.41% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index (the "MSCI Index") and 62.69% for the IFC Global Total Return Composite Index. For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 7.84% compared to 2.00% for the MSCI Index and 0.75% for the IFC Global Total Return Composite Index. For the period from inception on September 25, 1992 through December 31, 1999, the average annual total return for the Class A shares was 13.45% compared to 9.49% for the MSCI Index and 8.71% for the IFC Global Total Return Composite Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 13.17% compared to 3.71% for the MSCI Index and 3.61% for the IFC Global Total Return Composite Index.

Outperformance versus the Index was attributable to both strong stock selection and country allocation. Stock selection in Mexico and South Korea contributed markedly to performance. Other notable contributors were equity selections in India, Israel, Taiwan and Thailand. Our overweight position in Indonesia (+93.5%) and Turkey (+252.4%) coupled with our underweight stance in Argentina (+34.3%), Chile (+39.0%) and Greece (+49.6%) contributed positively to performance. Detracting from performance was poor stock selection in Greece, Indonesia, South Africa and Russia and country allocation in Taiwan (+52.7%).

The emerging markets rallied in 1999, boosted by a supportive global environment and dissipating concerns over Y2K and heartier investor risk appetites. Continued strength in commodity prices and improving economic fundamentals, coupled with positive election results (India, Mexico and Russia) and IMF agreements (Russia and Turkey), further boosted the emerging markets. Although emerging markets faced great adversities during the year, including heightened political tensions (Indonesia), scandals (Indonesia and South Korea) and earthquakes (Greece, Turkey, Taiwan and Mexico), many emerging markets proved their buoyancy by year-end. During the fourth quarter, Taiwan and Turkey evidenced their resilience in light of the earthquakes they suffered during the third quarter and investors rewarded countries such as India and Turkey for their commitment to reforms.

Latin American markets advanced 58.9% in 1999, led by the large liquid markets of Brazil and Mexico. Driving the performance within the region were increased global risk appetite, commodity price strength, improving liquidity conditions, a turnaround in regional economic growth and benign political outcomes in elections in Argentina, Chile and Mexico. However, Latin America remains the most vulnerable to a significant change in U.S. interest rates as it has large external financing needs. We will continue to be underweight the Latin American region in the near-term, as we believe other regions within the emerging markets currently offer more exciting investment opportunities.

Brazilian equities advanced 67.2% during the year, reflecting the economy's resilience in light of the devaluation of the Brazilian currency in January. Fiscal figures continued to surprise on the upside and the Brazilian real strengthened during the fourth quarter, reflecting in part its undervaluation as well as the government's new focus of targeting inflation. Both locals and foreign institutions returned to the market towards year-end, further boosting the market. Investors will focus their attention on the extraordinary session at the beginning of the year in which votes regarding tax reform and fiscal reform will take place. During the fourth quarter of 1999, we increased our exposure to Brazilian banks based on attractive valuations and our expectations that interest rates will continue to trend downward in the coming quarter.

Mexico is our favorite market within Latin America, and Mexican equities rose 80.1% during 1999 on the back of a strong U.S. market and solid domestic fundamentals. GDP growth was better than expected, inflation was well behaved, oil prices remained buoyant and the PRI presidential primary result in November indicated a relatively calm political environment. Mexico signed a trade agreement with the European Union improving its trade prospects and, over the longer term, diversifying its reliance from the U.S. economy. We believe that rating agencies will raise Mexico to investment grade after the presidential elections in July 2000, thereby lowering financing costs to Mexican corporates and lending overall support to the market. Although domestic fundamentals remain strong, we are cautiously monitoring the risk of a slowdown in the U.S. economy and are also wary of a sell off in the Mexican peso, which we presently believe to be over-valued. During the fourth quarter we reduced some of our significant overweight in beverage company Femsa and added to one of our larger overweights, Cemex (cement), as


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Emerging Markets Portfolio
                                       28
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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

the company remains attractively valued given its solid operating fundamentals and superior underlying profitability.

Asian equities gained 69.4% during the year. We continue to focus on Asia, a region benefiting from trade surpluses, export growth and export market competitiveness vis-a-vis yen strength versus the U.S. dollar. South Korea (+92.4%) remains our largest overweight within Asia, based on the aforementioned positive trends coupled with neutral interest rates, strong local retail investor interest in equities and increasing clarity on the restructuring of failed chaebol (large conglomerate) Daewoo. We have added to non- chaebol related companies that possess technological expertise in specialized markets, strong management qualities and sound business models as well as increasing our exposure to the banking sector.

Taiwanese equities advanced 52.7% during 1999, boosted by robust exports, trends in global outsourcing (notably in electronics and semiconductor-related arenas) and investor optimism that the Sino-U.S. trade agreement would also hasten Taiwan's membership into the World Trade Organization (WTO). We maintain our overweight stance in Taiwan, and purchases during the fourth quarter included Chartered Semiconductor, the third largest foundry globally, and various niche technology-related and communications stocks.

During the year, Chinese equities gained 13.3% and, on November 16, China announced a trade agreement with the U.S. that bodes well for China's entry into the World Trade Organization. Although increased trade should bring positive longer-term consequences, including increased FDI inflows and reforms, the reform process will take time to implement and not all areas of the economy will benefit equally. Additions to our holdings in China during the year included telecommunications company China Telecom and TCL International, China's third largest color TV manufacturer and the only home electronics manufacturer providing Internet content via WebTV, cable modem and cable set top boxes. Philippine equities (+3.3%) finished the year relatively flat, and we sold our Philippine assets, as we find the valuations relatively expensive and are unable to find a catalyst that will move this market forward.

Indian equities gained 87.3% during the year, boosted by continued indications, including industrial production trends, that cyclical recovery remains on track. November's elections yielded a sizable majority for the BJP party, and this bodes well for more cohesive policies and a willingness to focus on reforms to help meet India's large fiscal problems. We maintain our overweight stance in India and during the fourth quarter we added more cyclically related companies such as Gujurat Ambuja (cement) and State Bank of India.

We are modestly underweight Emerging Europe and the Middle East, a region that advanced 79.6% during 1999, although posting mixed returns. Russia and Turkey, rising 247.1% and 252.4%, respectively, were the star performing markets of this region. We maintain our underweight stance in Greek equities, which gained 49.6%, yet modestly reduced our significant underweight in Greek banks as we believe they should benefit from future reductions in interest rates and reserve requirements. Optimism over low inflation, the prospects for future rate cuts and strong corporate earnings helped Israeli equities gain 59.7%. We added to our overweight stance in Israel through purchases in niche-oriented telecommunications and software-related stocks, including Gilat Satellite Networks, Amdocs, Comverse and ECI Telecom.

The gains by Russian equities were fueled by robust oil prices, positive economic fundamentals and greater political stability. In December, the Duma (Russia's Lower House of Parliament) held elections. The election results (Centrist- oriented majority) coupled with President Yeltsin's surprise resignation on December 31 (with Putin appointed as acting president until elections on March 26) have accentuated the uncertainty in Russia with regard to Yeltsin's probable successor and his ability to push reform through the Duma. The remarkable performance by Turkish equities during the year, in light of a devastating earthquake in August, was supported by the passage of key reform bills (social security and international arbitration), IMF and World Bank agreements, and government measures, including banking legislation and efforts to control inflation. Positive investor sentiment regarding the prospect of significant inflation and interest rate reductions was further enhanced in December when Turkey was named an official candidate for the European Monetary Union. Turkey remains one of our most significant overweight positions and within Turkey we are focusing on domestic themes, adding to those companies best positioned to take advantage of a lower interest rate and inflation environment and higher consumer spending.

South African equities rose 57.2% during the year, buoyed by commodity price strength, foreign exchange inflows from the listing of South African companies in London, falling inflation and fiscal discipline. During the year we increased holdings in some commodity stocks, including Billiton and Amplats, which mine aluminum and platinum,


--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)

respectively, in addition to stocks in South Africa's information technology sector. We remain underweight South Africa based on its mild attractiveness compared to other emerging markets.

Amidst the backdrop of global growth and sustainable commodity prices, we believe those emerging markets benefiting from improving economic fundamentals and structural reforms should fare well in 2000.

Robert L. Meyer
PORTFOLIO MANAGER

Andy B. Skov
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
Emerging Markets Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
   COMMON STOCKS (96.7%)
     ARGENTINA (0.8%)
              (a)6  Acindar, Class B ....................     $           --
           249,418  Telecom Argentina ADR ...............              8,543
           148,310  Telefonica de Argentina ADR .........              4,579
                                                              ---------------
                                                                      13,122
                                                              ---------------
  BRAZIL (8.2%)
  (a,d)295,998,880  Banco Nacional SA (Preferred) ...........              8
     (a)48,153,469  Celular CRT (Preferred) .................          8,397
       112,106,166  CEMIG (Preferred) .......................          2,513
           155,540  CEMIG ADR (Preferred) ...................          3,500
        (e)103,238  CEMIG ADR (Preferred) ...................          2,323
           271,278  CIA Vale do Rio Doce, Class A
                      (Preferred) ...........................          7,508
        12,714,900  Coteminas ...............................            809
       (d,e)98,865  Coteminas GDR ...........................            276
        32,379,893  CRT (Preferred) .........................         10,037
           293,889  CVRD ADR (Preferred) ....................          8,119
  (a,d)119,019,000  Lojas Arapua SA (Preferred) .............             --
      (a,e)120,830  Lojas Arapua GDR (Preferred) ............             --
        51,204,887  Petrobras (Preferred) ...................         13,039
            42,860  Petrobras ADR (Preferred) ...............          1,099
       464,025,910  Tele Celular Sul (Preferred) ............          1,541
            59,085  Tele Celular Sul ADR ....................          1,876
       336,151,110  Tele Centro Sul (Preferred) .............          6,139
            42,211  Tele Centro Sul ADR .....................          3,831
       253,287,610  Tele Nordeste Celular (Preferred) .......            659
             8,975  Tele Nordeste Celular ADR ...............            453
       133,610,610  Tele Norte Leste (Preferred) ............          3,587
           185,983  Tele Norte Leste ADR ....................          4,743
       433,744,250  Tele Sudeste Celular (Preferred) ........          3,205
           128,778  Tele Sudeste Celular ADR ................          4,998
            29,560  Telebras ADR (Preferred) ................          3,798
       627,935,816  Telemig Celular (Preferred) .............          1,373
            18,254  Telemig Celular ADR .....................            843
        20,876,000  Telerj Celular, Class B(Preferred) ......            577
        56,665,610  Telesp (Preferred) ......................          1,374
            13,155  Telesp ADR ..............................            321
           185,158  Telesp Celular ..........................          7,846
       267,870,410  Telesp Celular (Preferred) ..............          4,745
        36,519,601  Telesp Celular, Class B (Preferred) .....          2,891
           554,323  Unibanco GDR (Preferred) ................         16,699
                                                              ---------------
                                                                     129,127
                                                              ---------------
     CHILE (0.2%)
            83,300  Endesa ADR ..............................          1,182
            78,580  Enersis ADR .............................          1,847
         (a)44,223  Santa Isabel ADR ........................            431
                                                              ---------------
                                                                       3,460
                                                              ---------------
     CHINA (3.6%)
         3,237,000  China Telecom Ltd. ......................         20,238
         (a)93,500  China Telecom Ltd. ADR ..................         12,021
      (a)6,694,300  Great Wall Technology Co. Ltd. ..........          6,502
         1,215,000  Guangdong Kelon Electrical Holdings
                      Co., Ltd. .............................            922
         1,230,000  Legend Holdings Ltd. ....................          3,054
     (a)10,370,000  TCL International Holdings Ltd. .........          7,270
      (a)1,566,000  Timeless Software Ltd. ..................            906
           107,036  Yanzhou Coal Mining Co., Ltd. ADR .......          1,512
        (a)936,000  Yue Yuen Industrial Holdings ............          2,240
         4,421,300  Zhenhai Refining & Chemical
                      Co., Ltd., Class H ....................            785
                                                              ---------------
                                                                      55,450
                                                              ---------------
     CZECH REPUBLIC (0.4%)
            77,270  SPT Telecom a.s. ........................          1,240
        (a)292,957  SPT Telecom a.s. GDR ....................          4,717
                                                              ---------------
                                                                       5,957
                                                              ---------------
     EGYPT (1.1%)
        (a)115,738  Al-Ahram Beverages Co. GDR ..............          2,280
               333  Commercial International Bank ...........              5
            43,725  Eastern Tobacco .........................          1,148
            22,500  Egypt Gas Co. ...........................          1,379
           271,050  Egyptian Co. for Mobil Services .........         12,420
               450  Egyptian Finance & Industrial ...........              4
                25  Helwan Cement ...........................             --
                                                              ---------------
                                                                      17,236
                                                              ---------------
     GREECE (1.1%)
            34,080  Alpha Credit Bank .......................          2,684
           136,013  Hellenic Telecommunication
                      Organization (OTE) ....................          3,239
           290,728  Hellenic Telecommunication
                      Organization (OTE) ADR ................          3,470
            37,920  National Bank of Greece .................          2,803
         (a)97,900  National Bank of Greece ADR .............          1,377
           155,380  Panafon Hellenic Telecom ................          2,098
        (a)116,380  Panafon Hellenic Telecom GDR ............          1,561
                                                              ---------------
                                                                      17,232
                                                              ---------------
     HUNGARY (0.8%)
           240,552  Matav Rt. ...............................          1,686
           243,850  Matav Rt. ADR ...........................          8,778
            19,183  OTP Bank Rt. ............................          1,124
         (a)14,230  OTP Bank Rt. GDR ........................            829
                                                              ---------------
                                                                      12,417
                                                              ---------------
     INDIA (9.2%)
             5,650  Apollo Tyres Ltd. .......................             21
           349,830  Associated Cement Cos., Ltd. ............          1,996
           206,250  Bank of Baroda ..........................            303
         1,289,800  Bharat Heavy Electricals Ltd. ...........          6,227
           913,800  Container Corp. of India Ltd. ...........          5,147
           326,122  Corporation Bank ........................            832
            46,907  Dabur India Ltd. ........................          1,272
               200  Federal Bank Ltd. .......................             --
           540,206  Gujarat Ambuja Cements Ltd. .............          4,048
           100,000  Gujarat Ambuja Cements Ltd. GDR .........            785
       (a,d)47,500  HCL Technologies Ltd. ...................            633
           381,554  Hero Honda Motors Ltd. ..................          9,903


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio
                                       31

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
     INDIA  (CONT.)
        (a)136,300  Hindustan Lever Ltd. .................... $        7,050
        (d)340,210  Housing Development Finance Corp., Ltd. .          2,416
           477,500  Indo Gulf Corporation Ltd. ..............            691
           123,290  Infosys Technology Ltd. .................         41,143
             1,900  ITC Ltd. ................................             29
           415,247  Larsen & Toubro Ltd. ....................          5,306
            20,000  Larson & Toubro Ltd. GDR ................            665
        (a)132,000  Lupin Laboratories Ltd. .................          1,745
                 5  Madras Cements Ltd. .....................              1
     (g)25,663,200  Morgan Stanley India Growth Fund ........          8,997
               331  MRF Ltd., Class B .......................             17
            59,250  NIIT Ltd. ...............................          4,516
           535,081  Oriental Bank of Commerce ...............            566
           758,000  Reliance Industries Ltd. ................          4,072
            40,000  Reliance Industries Ltd. GDR ............            560
           225,000  Saytam Computer Services Ltd. ...........         11,374
       (a,d)45,000  Sri Venkatesa Mills Ltd. ................             13
           523,246  State Bank of India .....................          2,703
            40,000  State Bank of India GDR .................            488
     (a,d,e)23,000  Strides Arcolab Ltd. ....................            211
             2,608  Sudarshan Chemical Industries Ltd. ......              4
           776,200  Tata Engineering & Locomotive
                      Co., Ltd. .............................          3,587
         (a)75,000  Tata Engineering & Locomotive Co.,
                      Ltd. GDR ..............................            394
           164,900  Tata Tea Ltd. ...........................          1,990
            41,500  Videsh Sanchar Nigam Ltd. ...............          1,726
            27,500  Videsh Sanchar Nigam Ltd. GDR ...........            676
           457,000  Zee Telefilms Ltd. ......................         11,481
                                                              ---------------
                                                                     143,588
                                                              ---------------
     INDONESIA (1.3%)
         2,710,141  Gudang Garam ............................          7,292
         5,127,555  Indah Kiat Pulp & Paper Corp.
                      (Foreign) .............................          2,018
         2,787,000  Indofood Sukses Makmur Tbk ..............          3,490
         2,221,100  Semen Gresik ............................          3,520
           388,774  Telekomunikasi Indonesia ADR ............          4,276
                                                              ---------------
                                                                      20,596
                                                              ---------------
     ISRAEL (6.6%)
        (a)179,760  Amdocs Ltd. .............................          6,202
         (a)58,204  Batm Advanced Communications ............          4,813
         (a)51,360  Check Point Software Technologies .......         10,208
         (a)53,715  Comverse Technology, Inc. ...............          7,775
         (a)58,820  DSP Group, Inc. .........................          5,470
           679,964  ECI Telecommunications Ltd. .............         21,504
         (a)75,776  Galileo Technology Ltd. .................          1,828
        (a)211,457  Gilat Satellite Networks Ltd. ...........         25,111
         (a)20,190  Jacada Ltd. .............................            563
         (a)26,888  NICE-Systems Ltd. .......................          1,309
         (a)72,426  NICE-Systems Ltd. ADR ...................          3,563
         (a)74,328  Orbotech Ltd. ...........................          5,760
         (a)40,010  Orckit Communications Ltd. ..............          1,373
         (a)25,010  RADWARE Ltd. ............................          1,079
         (a)83,250  Sapiens International Corp. .............          1,368
         (a)45,950  Tecnomatrix Technologies Ltd. ...........          1,321
         (a)69,650  TTI Team Telecom International Ltd. .....          1,262
         (a)32,990  Zoran Corp. .............................          1,839
                                                              ---------------
                                                                     102,348
                                                              ---------------
     MALAYSIA (1.1%)
           344,000  British America Tobacco Bhd .............          2,625
           104,000  Commerce Asset Holdings Bhd .............            267
         1,004,000  Malayan Banking Bhd .....................          3,567
           531,000  Nestle (Malaysia) Bhd ...................          2,291
         3,373,000  Public Bank Berhad ......................          2,947
         1,303,000  Sime Darby Bhd ..........................          1,653
         1,126,000  Telekom Malaysia Bhd ....................          4,356
                                                              ---------------
                                                                      17,706
                                                              ---------------
     MEXICO (9.5%)
        (a)510,359  Alfa, Class A ...........................          2,396
      (a)1,470,442  Banacci, Class B ........................          5,894
        (a)966,103  Banacci, Class L ........................          3,720
      (a,e)277,930  Bancomer, Class B .......................          2,328
         4,621,053  Bancomer, Class C ADR ...................          1,930
        (a)601,409  Carso, Series A1 ........................          2,994
      (a)1,520,009  Cemex CPO ...............................          8,498
           585,232  Cemex CPO ADR ...........................         16,313
        (a)984,711  Cifra, Class C ..........................          1,874
         (a)37,357  Cifra, Class V ..........................             75
         (a)85,222  Cifra, Class V ADR ......................          1,708
           212,668  Fomento Economico Mexicano ADR ..........          9,464
           998,477  Kimberly-Clark, Class A .................          3,897
        (a)459,537  Televisa CPO GDR ........................         31,363
           494,442  Telmex, Class L ADR .....................         55,625
                                                              ---------------
                                                                     148,079
                                                              ---------------
     PAKISTAN (0.3%)
                31  Crescent Textile Mills Ltd. .............             --
           892,198  Pakistan State Oil Co., Ltd. ............          3,193
         4,905,800  Pakistan Telecommunications
                      Corp., Class A ........................          1,964
                                                              ---------------
                                                                       5,157
                                                              ---------------
     PERU (0.0%)
                52  Cementos Lima ...........................             --
                                                              ---------------
     POLAND (1.3%)
       (a,d)33,400  Eastbridge N.V. .........................          2,246
        (a)245,871  Elektrim ................................          2,438
        (a)227,930  Polski Koncern Naftowy GDR ..............          2,849
            54,422  Prokom Software GDR .....................            849
         1,670,933  Telekomunikacja Polska GDR ..............         10,861
           141,063  Wielkopolski Bank Kredytowy .............            955
                                                              ---------------
                                                                      20,198
                                                              ---------------
     RUSSIA (3.0%)
      (a,d)592,359  Alliance Cellulose Ltd. .................          1,635
           231,561  Lukoil Holding ADR ......................         11,694
           100,000  Lukoil Holding Sponsored ADR ............          1,180
   (a,d)66,270,017  Mustcom .................................         13,075
        (d)317,851  Russian Telecom Development Corp. .......          1,317


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Emerging Markets Portfolio
                                       32

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
     RUSSIA  (CONT.)
          (a,d)990  Storyfirst Communications, Inc.,
                      Class C ............................... $          422
        (a,d)2,640  Storyfirst Communications, Inc.,
                      Class D ...............................          1,125
        (a,d)3,250  Storyfirst Communications, Inc.,
                      Class E ...............................          1,385
        (a,d)1,331  Storyfirst Communications, Inc.,
                      Class F ...............................          1,134
        (a)784,326  Surgutneftgaz ADR .......................         13,628
                                                              ---------------
                                                                      46,595
                                                              ---------------
     SINGAPORE (0.5%)
        (a)427,000  Chartered Semiconductor
                      Manufacturing Ltd. ....................          2,333
          (a)2,300  Chartered Semiconductor
                      Manufacturing Ltd. ADR ................            168
           568,000  NatSteel Electronics Ltd. ...............          3,001
           228,000  Venture Manufacturing
                      (Singapore) Ltd. ......................          2,615
                                                              ---------------
                                                                       8,117
                                                              ---------------
     SOUTH AFRICA (5.4%)
           807,545  ABSA Group Ltd. .........................          3,624
           132,830  Anglo American Corp. ....................          4,039
         1,312,359  Bidvest Group Ltd. ......................         12,825
            73,800  Billiton plc ............................            435
           880,232  Billiton plc ............................          5,060
         7,643,577  BOE Ltd. ................................          5,804
           384,430  Comparex Holdings Ltd. ..................          2,694
           449,390  De Beers Centenary AG ...................         13,080
            60,940  De Beers Consolidated Mines ADR .........          1,763
        (a)813,447  Dimension Data Holdings Ltd. ............          5,105
        (a)521,750  Ellerine Holdings Ltd. ..................          2,757
         3,685,130  FirstRand Ltd. ..........................          5,273
           843,120  M-Cell Ltd. .............................          3,263
           182,647  Nedcor Ltd. .............................          4,069
      (a)3,341,470  New Africa Investments Ltd., Class N ....          1,858
           561,980  Rembrandt Group Ltd. ....................          5,355
           278,900  Sappi Ltd. ..............................          2,757
           463,600  Sasol Ltd. ..............................          3,807
         1,241,854  (The) Education Investment Corp., Ltd. ..          1,042
                                                              ---------------
                                                                      84,610
                                                              ---------------
     SOUTH KOREA (19.9%)
            68,720  Cheil Jedang Corp. ......................          7,928
         (a)21,550  Dacom Corp. .............................         11,102
           187,399  Daewoo Securities Co. ...................          2,121
        (a)108,559  Daou Technology, Inc. ...................          3,776
          (a)7,610  Digital Chosun Co., Ltd. ................          1,521
           592,390  Good Morning Securities Co., Ltd. .......          2,833
           209,910  Hana Bank ...............................          1,636
            80,710  Hankuk Glass Industry Co., Ltd. .........          1,528
           870,870  Hanvit Bank .............................          2,945
      (a,e)339,750  Hanvit Bank GDR .........................          2,191
           126,100  Housing & Commercial Bank ...............          3,998
        (a)191,860  Humax Co., Ltd. .........................          3,244
           275,325  Hyundai Electronics Industries Co. ......          5,844
            93,780  Hyundai Securities Co. ..................          1,834
         (a)68,660  Insung Information ......................          2,346
           393,060  Kookmin Bank ............................          6,162
           358,026  Korea Electric Power Corp. ADR ..........          5,997
        (a)205,900  Korea Technology Banking ................          1,995
           331,290  Korea Telecom Corp. ADR .................         24,764
            99,440  L.G. Investment & Securities Co. Ltd. ...          1,690
            94,000  L.G. Electronics ........................          3,891
           358,930  Mirae Co. ...............................          2,791
        (a)186,840  Pantech Co., Ltd. .......................          4,196
         (d)47,823  Pohang Iron & Steel Co., Ltd. ...........          5,458
            92,239  Samsung Electro-Mechanics Co. ...........          6,133
           467,263  Samsung Electronics Co. .................        109,460
            64,940  Samsung Securities Co., Ltd. ............          1,967
          (a)8,000  SEROME Technology, Inc. .................          1,705
            15,824  SK Telecom Co., Ltd. ....................         56,718
           326,237  SK Telecom Co., Ltd. ADR ................         12,519
        (a)191,990  Telson Electronics Co., Ltd. ............          3,754
            58,603  Trigem Computer, Inc. ...................          6,503
                                                              ---------------
                                                                     310,550
                                                              ---------------
     TAIWAN (12.3%)
      (a)2,607,000  Accton Technology Corp. .................          8,846
      (a,d)121,440  Acer Peripherals GDR ....................          5,030
         1,588,944  Acer Peripherals, Inc. ..................          6,582
      (a)3,680,050  Acer, Inc. ..............................         11,081
      (a)1,631,472  Advanced Semiconductor
                      Engineering, Inc. .....................          5,822
           186,000  Ambit Microsystems Corp .................          1,381
         (a)42,700  ASE Test Ltd. ...........................          1,041
         1,314,345  Asustek Computer, Inc. ..................         13,862
         5,697,900  China Steel Corp. .......................          4,212
      (a)1,169,200  Chinatrust Commercial Bank ..............          1,360
         1,036,639  Compal Electronics, Inc. ................          3,485
        (a)962,000  Compeq Manufacturing Co., Ltd. ..........          5,241
         1,120,000  D-Link Corp. ............................          2,427
         1,333,000  Delta Electronics, Inc. .................          5,776
      (a)4,342,000  Dialer and Business .....................          7,747
         3,714,010  Far East Textile Ltd. ...................          8,875
       (a,e)70,500  Far East Textile Ltd. GDR ...............          1,692
      (a)1,249,000  Hon Hai Precision Industry ..............          9,312
        (a)122,600  Hon Hai Precision Industry GDR ..........          2,369
         1,065,700  International Commercial Bank
                      of China ..............................          1,195
         1,105,000  President Chain Store Corp. .............          4,876
        (a)163,000  Ritek, Inc. .............................            987
        (a)226,500  Ritek, Inc. GDR .........................          2,622
      (a)2,156,240  Siliconware Precision Industries Co. ....          5,496
      (a)1,853,680  Taishin International Bank ..............          1,039
      (a)7,752,220  Taiwan Semiconductor Manufacturing
                      Co. ADR ...............................         41,250
      (a)7,182,000  United Micro Electronics Corp., Ltd. ....         25,630
        (a)585,000  Universal Scientific Industrial
                      Co., Ltd. .............................          1,845
           716,000  WYSE Technology Taiwan Ltd. .............          1,392
                                                               --------------
                                                                     192,473
                                                               --------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio
                                       33

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
     THAILAND (2.0%)
           428,050  Advanced Information Services PCL
                      (Foreign) ............................. $        7,183
        (d)406,100  BEC World PCL (Foreign) .................          2,868
           447,477  Delta Electronics (Thailand) PCL
                      (Foreign) .............................          5,322
           464,800  Shinawatra Computer Co. PCL
                       (Foreign) ............................          4,393
         1,218,866  Siam Cement PCL (Foreign) ...............          6,537
         2,218,300  Thai Farmers Bank PCL (Foreign) .........          3,710
                                                              ---------------
                                                                      30,013
                                                              ---------------
     TURKEY (8.0%)
    (a)766,440,000  Dogan Sirketler Grubu Holding ...........         22,609
       391,217,000  Dogan Yayin Holdings ....................          5,770
        92,843,300  Ege Biracilik ...........................          7,104
     (a)15,522,932  Erciyas Biracilik .......................            744
     (a)76,010,000  Eregli Demir Celik ......................          3,153
       169,491,000  Haci Omer Sabanci Holding A.S. ..........          9,843
         2,667,000  Migros (Registered) .....................          1,721
        27,059,000  Tupras-Turkiye Petrol
                      Rafinerileri A.S. .....................          3,043
       483,595,200  Turkiye Garanti Bankasi A.S. ............          7,311
    (a)269,270,200  Turkiye Is Bankasi, Class C .............         12,908
     (a)30,171,288  Vestel Elektronik Sanayi Ve
                      Ticaret A.S. ..........................          7,231
     1,398,225,063  Yapi Ve Kredi Bankasi A.S. ..............         43,179
            34,300  Yapi Ve Kredi Bankasi A.S. GDR ..........          1,012
                                                              ---------------
                                                                     125,628
                                                              ---------------
     OTHER (0.1%)
        (g)100,130  MSDW Africa Investment Fund Inc. ........          1,039
                                                              ---------------
TOTAL COMMON STOCKS (Cost $1,081,908)........................      1,510,698
                                                              ---------------
PREFERRED STOCKS (0.0%)
     COLOMBIA (0.0%)
           103,207  Bancolombia (Cost $617) .................            110
                                                              ---------------
       NO. OF
       RIGHTS
-------------------
   RIGHTS (0.0%)
     BRAZIL (0.0%)
        21,857,937  Tele Centro Oeste .......................             46
                                                              ---------------
     INDIA (0.0%)
             2,596  Serome Technology .......................            375
                                                              ---------------
TOTAL RIGHTS (Cost $22) .....................................            421
                                                              ---------------
        NO. OF
       WARRANTS
-------------------
   WARRANTS (0.2%)
     THAILAND (0.2%)
         1,020,633  Siam Commercial Bank PCL ................            420
      (a)5,987,000  Siam Commercial Bank PCL (Foreign) ......          2,782
                                                              ---------------
TOTAL WARRANTS (Cost $--) ...................................          3,202
                                                              ---------------
       NO. OF                                                         VALUE
       UNITS                                                          (000)
-----------------------------------------------------------------------------
   UNITS (1.0%)
     MEXICO (0.9%)
         2,982,101  Fomento Economico Mexican S.A.
                      (Femsa) ............................... $       13,306
                                                              ---------------
     RUSSIA (0.1%)
        (a,d)1,637  Storyfirst Communications, Inc.,
                      First Section, Tranche I,
                      25.00% (Convertible) ..................            698
           (a,d)96  Storyfirst Communications, Inc.,
                      Second Section, Tranche I,
                      25.00% (Convertible) ..................             41
          (a,d)421  Storyfirst Communications, Inc.,
                      Tranche II, 26.00% (Convertible) ......            179
          (a,d)562  Storyfirst Communications, Inc.,
                      Tranche IV, 28.00% (Convertible) ......            239
          (a,d)654  Storyfirst Communications, Inc.,
                      Tranche V, 29.00% .....................            279
          (a,d)550  Storyfirst Communications, Inc.,
                      Tranche VI, 30.00% ....................            234
                                                              ---------------
                                                                       1,670
                                                              ---------------
TOTAL UNITS (Cost $10,690) .................................          14,976
                                                              ---------------
      FACE
     AMOUNT
     (000)
--------------
CONVERTIBLE DEBENTURES (0.0%)
     INDIA (0.0%)
INR       (c,d)336  DCM Shriram Industries Ltd.,
                      7.50%, 2/21/02 (Cost $473) ............            177
                                                              ---------------
NON-CONVERTIBLE DEBENTURES (0.1%)
     INDIA (0.1%)
          (c,d)341  DCM Shriram Industries Ltd.,
                      (Floating Rate), 9.90%, 2/21/02 .......            239
        (d)700,000  Saurashtra Cement & Chemicals Ltd.,
                      18.00%, 11/27/00 ......................          1,405
                                                              ---------------
TOTAL NON-CONVERTIBLE DEBENTURES (Cost $2,865) ..............          1,644
                                                              ---------------
TOTAL FOREIGN SECURITIES (98.0%) (Cost $1,096,575) ..........      1,531,228
                                                              ---------------
SHORT-TERM INVESTMENT (1.1%)
   REPURCHASE AGREEMENT (1.1%)
$           17,208  Chase Securities, Inc., 2.60%, dated
                      12/31/99, due 1/03/00, to be
                      repurchased at $17,212,
                      collateralized by U.S. Treasury
                      Notes, 6.125%, due 12/31/01,
                      valued at $17,564 (Cost $17,208) ......         17,208
                                                              ---------------
FOREIGN CURRENCY (0.7%)
BRL      29  Brazilian Real .................................             16
GBP      71  British Pound ..................................            115
GRD 308,742  Greek Drachma ..................................            951
HUF     917  Hungarian Forint ...............................              4
INR     421  Indian Rupee ...................................             10
MYR   1,349  Malaysian Ringgit ..............................            355
MXP      42  Mexican Peso ...................................              4
PKR  19,822  Pakistani Rupee ................................            366


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Emerging Markets Portfolio
                                       34

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                       VALUE
    (000)                                                       (000)
-------------------------------------------------------------------------
FOREIGN CURRENCY (CONT.)
PLZ   1,140  Polish Zloty ................................... $       276
ZAR  33,557  South African Rand .............................       5,478
KRW     702  South Korean Won ...............................           1
TWD 111,011  Taiwan Dollar ..................................       3,540
                                                              ------------
TOTAL FOREIGN CURRENCY (Cost $11,072) ......................       11,116
                                                              ------------
TOTAL INVESTMENTS (99.8%) (Cost $1,124,855) ................    1,559,552
                                                              ------------
OTHER ASSETS (1.7%)
  Cash ......................................        $15,212
  Receivable for Investments Sold ...........          7,686
  Receivable for Portfolio Shares Sold ......          2,022
  Dividends Receivable ......................          1,655
  Foreign Withholding Tax Reclaim Receivable              25
  Other .....................................             91       26,691
                                              ---------------
LIABILITIES (1.5%)
  Foreign Taxes Payable .....................         (9,927)
  Payable for Investments Purchased .........         (9,649)
  Investment Advisory Fees Payable ..........         (3,724)
  Custodian Fees Payable ....................           (387)
  Administrative Fees Payable ...............           (184)
  Payable for Portfolio Shares Redeemed .....           (143)
  Directors' Fees and Expenses Payable ......           (123)
  Distribution Fees Payable .................             (8)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts ......................             (1)
  Other Liabilities .........................           (205)     (24,351)
                                              ---------------  -----------
NET ASSETS (100%) ..........................................  $ 1,561,892
                                                               -----------
                                                               -----------
NET ASSETS CONSIST OF:
Paid in Capital ............................................  $ 1,384,924
Accumulated Net Investment Loss ............................       (4,854)
Accumulated Net Realized Loss ..............................     (243,317)
Unrealized Appreciation on Investments, and Foreign
  Currency Translations(Net of accrual for foreign taxes
  $9,363 on unrealized appreciation
  on investments) ..........................................      425,139
                                                               -----------
NET ASSETS .................................................  $ 1,561,892
                                                               -----------
                                                               -----------
                                                                Amount
                                                                 (000)
-------------------------------------------------------------------------
CLASS A:
NET ASSETS .................................................  $ 1,544,893
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 80,185,387 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...................  $     19.27
                                                              -----------
                                                              -----------
CLASS B:
NET ASSETS .................................................  $    16,999
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 883,748 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...................  $     19.24
                                                              -----------
                                                              -----------
-------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at
  December 31, 1999, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:
 CURRENCY                                  IN                    NET
    TO                                  EXCHANGE              UNREALIZED
 DELIVER       VALUE     SETTLEMENT       FOR       VALUE        LOSS
  (000)        (000)        DATE         (000)      (000)        (000)
-------------------------------------------------------------------------
 GRD 309,016   $944        1/3/00      U.S.$ 943     $943         $(1)
               ----                                  ----         ----
               ----                                  ----         ----
-------------------------------------------------------------------------
(a) -- Non-income producing security
(c) -- Security is in default.
(d) -- Investments valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
(g) -- The fund is advised by an affiliate.
ADR -- American Depositary Receipts
GDR -- Global Depositary Receipt
PCL -- Public Company Limited
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1999.
-------------------------------------------------------------------------
    SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                              VALUE          PERCENT OF
SECTOR                                        (000)          NET ASSETS
-------------------------------------------------------------------------
Capital Equipment ......................... $  415,237          26.5%
Consumer Goods ............................    245,087          15.7
Energy ....................................     66,254           4.3
Finance ...................................    189,313          12.1
Materials .................................    115,254           7.4
Multi-Industry ............................     30,319           1.9
Services ..................................    469,764          30.1
                                            ----------          ----
                                            $1,531,228          98.0%
                                            ----------          ----
                                            ----------          ----


--------------------------------------------------------------------------------
                                                      Emerging Markets Portfolio
                                       35

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Denmark                       (0.6%)
Finland                       (2.9%)
France                       (14.2%)
Germany                      (10.6%)
Ireland                       (1.1%)
Italy                         (6.3%)
Netherlands                   (5.9%)
Portugal                      (2.7%)
Spain                         (4.2%)
Sweden                        (5.0%)
Switzerland                  (10.0%)
United Kingdom               (30.7%)
Other                         (5.8%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

             European Equity     MSCI Europe
            Portfolio-Class A      Index(1)
            -----------------    -----------
4/02/93*    $  500,000           $  500,000
12/31/93     __________          __________
12/31/94     __________          __________
12/31/95     __________          __________
12/31/96     __________          __________
12/31/97     __________          __________
12/31/98     __________          __________
12/31/99     $1,367,175          $1,685,511

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX(1)
--------------------------------------------

                                     TOTAL RETURNS(2)
                                ---------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL   ANNUAL
                                 ONE       FIVE     SINCE
                                 YEAR     YEARS   INCEPTION
                                ------   -------  ---------
PORTFOLIO -- CLASS A             9.60%     13.80%   16.08%
PORTFOLIO -- CLASS B             9.36        N/A    13.79
INDEX -- CLASS A                15.89      22.12    19.57
INDEX -- CLASS B                15.89        N/A    22.08

1. The MSCI Europe Index is an unmanaged market value weighted index of common stocks listed on the stock exchanges of countries in Europe (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The investment objective of the European Equity Portfolio is to seek long-term capital appreciation through investment in equity securities of European issuers. Equity securities for this purpose include stocks and stock equivalents such as securities convertible into common and preferred stocks and securities having equity characteristics, such as rights and warrants to purchase common stock.

The approach taken in selecting investments for the Portfolio is oriented to individual stock selection and is value driven. The initial step in identifying attractive undervalued securities is the screening of European databases. Stocks are screened for undervaluation on two primary criteria, cash flow and book value, and three secondary criteria, earnings, sales and yield. Once stocks have been selected from this screening process, they are put through detailed fundamental analysis. Important areas covered during this in-depth study include the companies' balance sheets and cash flow, franchise, products, management and the strategic value of the assets.

For the year ended December 31, 1999, the Portfolio had a total return of 9.60% for the Class A shares and 9.36% for the Class B shares compared to 15.89% for the Morgan Stanley Capital International (MSCI) Europe Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 13.80% compared to 22.12% for the Index. For the period from inception on April 2, 1993 through December 31, 1999, the average annual total return for the Class A shares was 16.08% compared to 19.57% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 13.79% compared to 22.08% for the Index.

Following subdued performance in the third quarter, European markets rebounded during the final three months of the year amid a virtual buying panic in technology and telecommunication shares. Like in the United States, market leadership was focused among a narrow group of large capitalization stocks, especially telecommunication stocks that stand to benefit from wireless transmission of
--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE MEASURED BY THE MSCI EUROPE INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY
AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.


--------------------------------------------------------------------------------
European Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

data and internet access. Accelerated export growth, driven by a weak Euro, reinforced the improved economic outlook for the EMU countries, while restructuring and Merger & Acquisition (M&A) activity endured on an unprecedented scale.

The Portfolio underperformed the Index for the fourth quarter. For the three months ended December 31, 1999, the Portfolio had a total return of 8.62% for the Class A shares and 8.58% for the Class B shares compared to 17.39% for the Index. Lack of exposure to the feverish mega cap technology and telecommunications stocks continued to be a leading detractor, as the proverbial tech `bubble' refused to burst. Amazingly, excluding technology and telecommunications from the Index in the fourth quarter reduced the Index return, in Euro, from 24.7% to 12.2%. Likewise, for the full year, the Index returns fell from 35.8% to 17.3%, highlighting the narrow leadership last year. Small and mid cap returns also lagged the Index in the fourth quarter, which hurt our returns due to our overweight in those cap segments. The absence in our Portfolio of telecommunication giants Nokia and Ericcson, combined with underweights in Deutsche Telekom and Mannesman detracted from relative performance.

The Portfolio's returns were also negatively impacted by our ongoing overweight to consumer staples, the worst performing sector in the fourth quarter and last year. Reckitt Benckiser, (-25%) the world's largest maker of household cleaners, dampened profits expectations, while Imperial Tobacco (-30%) felt the litigation anxieties that are peppering the tobacco industry, despite having no exposure to U.S. litigation. Food and spirits company, Diageo (-20%) posted disappointing earnings, while difficulties in its catalogue business caused retailer Great Universal Stores (-23%) to suffer.

Relative performance was also undermined by our stock selection within the energy sector, which climbed during the year on the back of rising oil prices. Specifically, we have not owned Index heavyweight BP Amoco whose valuation remains excessive for a cyclical oil stock. We prefer the combination of Total/Fina and Elf Aquitaine on valuation grounds and due to their low cost, fast growing reserves.

Despite being a highly valued sector, we continue to hold several attractive telecommunications that trade at a significant discount to their rivals and pure-play cellular stocks. British Telecom (+62%) benefited from the perceived strength of their international strategy and strong volume growth (relating to internet access). Telecom Italia (+61) discarded controversial restructuring initiatives, while Telefonica (+58%) enjoyed a fourfold increase in the valuation of its recently listed internet service provider/ Spanish language portal, Terra Networks.

Advertising and media stocks continued to gain momentum, driven by increased demand from improving global economies and fast rising e-commerce advertising. WPP (global advertising, +70%) and Mediaset (Italian broadcaster, +51%) were both significant positive contributors.

INVESTMENT OUTLOOK
We believe that investor euphoria over technology and cellular telecommunication companies has pushed valuations in those sectors far beyond reasonable levels. Accordingly, we remain underweight the information technology group. However, we have pursued indirect ways to play the growth story in the telecommunication and internet industries. For example, we are roughly neutral the integrated or fixed-line telecommunications businesses, where valuations are more realistic. Also, we gained internet exposure through Telefonica, a Spanish telecommunication that developed and floated a highly successful internet service provider (ISP) business late in the year. Prudential (U.K.) has launched an internet bank which has captured significant share of new deposits in the U.K. Great Universal Stores, through its subsidiary Experion, rates consumer credit, a service valuable for enabling e-commerce.

The Portfolio also owns several "old economy" companies that should benefit from "new economy" business. These include media companies which are experiencing robust profitability as a result of the fundamental need of e- commerce firms to advertise. Examples include WPP, a global advertising business, Capital Radio, which owns the dominant radio franchise in the London market, and Mediaset, the dominant Italian television broadcaster.

We also are overweight selected cyclicals given our view that economic growth is accelerating. Our cyclical exposure is focussed on the oligopolistic cement franchises of Blue Circle in the U.K. and Holderbank in Switzerland, both exposed to a global upturn in infrastructure spending.

The defensive nature of our Portfolio helped relative performance during the third quarter -- a time in which markets generally trended lower -- but hurt returns during the fourth quarter - tele-tech obsessed market. Still, our conviction on consumer staples remains intact. Reckitt Benckiser, Nestle, and Danone, for example, are generating free cash flow yields in excess of long bond yields. Nokia, by contrast, appears not to be generating any free cash flow over the next five years, despite the excitement surrounding its share price and excellent quality of its products.


--------------------------------------------------------------------------------
                                                       European Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)

We are optimistic about Europe's economy and its financial markets. Monetary union has unleashed an improved business environment throughout the region. Companies are restructuring in response to global competitive pressures, and company management are becoming more attuned to shareholder value. Merger and acquisition activity reached new record levels at 20% of the market's capitalization in 1999 versus 4% in 1994. In addition, the new European Central Bank has behaved in a prudent and independent fashion while governments are becoming more business-friendly (note: Germany accelerated its tax reform plans, cutting the tax on retained earnings from 40% to 25% by 2001 while scrapping the capital gains tax for corporations). Also, a growing equity culture is increasing demand for equities and driving equity issuance by sectors not traditionally listed in Europe. These factors all suggest that the long-term outlook for European stocks is favorable. Coupled with ongoing growth in peripheral Europe, the region seems on the verge of stronger economic growth accompanied by low core inflation. We caution, however, that valuation among technology and telecommunication stocks are stretched, and that any correction in those groups could trigger a broader decline. We are confident that our bottom-up value-orientation has positioned the Portfolio to potentially benefit from an acceleration of economic growth in Europe and the possible broadening of market leadership in the coming months.

Margaret Naylor
PORTFOLIO MANAGER

Alastair Anderson
PORTFOLIO MANAGER

Amr Diab
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
European Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
   COMMON STOCKS (91.1%)
     BELGIUM (0.0%)
                55  G.I.B. Holdings - VVPR .................. $             2
                                                              ---------------
     DENMARK (0.6%)
             5,000  Novo-Nordisk A/S, Class B ...............            664
                                                              ---------------
     FINLAND (2.9%)
             9,845  KCI Konecranes International ............            379
            15,546  Kone Oyj, Class B .......................            767
           129,920  Merita plc, Class A .....................            766
            32,785  Sampo Insurance Co. .....................          1,147
                                                              ---------------
                                                                       3,059
                                                              ---------------
     FRANCE (14.2%)
             4,030  Alcatel Alsthom .........................            926
             6,490  Axa .....................................            906
            21,820  Aventis SA ..............................          1,269
             8,220  Banque Nationale de Paris ...............            759
             2,920  Cie de Saint Gobain .....................            550
            22,620  Cie Generale des Establissements Michelin,
                      Class B (Registered) ..................            890
            47,750  CNP Assurances ..........................          1,760
             9,250  France TelecomSA ........................          1,225
             4,640  Groupe Danone ...........................          1,095
            19,030  Pernod Ricard ...........................          1,090
            20,400  SchneiderSA .............................          1,603
            23,944  Tota Fina, Class B ......................          3,199
                                                              ---------------
                                                                      15,272
                                                              ---------------
     GERMANY (7.6%)
             9,810  Adidas AG ...............................            737
            22,245  Aventis (Frankfurt) .....................          1,283
            21,445  BASF AG .................................          1,122
             9,360  Bayerische-Hypo Vereinsbank AG ..........            640
            25,220  Deutsche Telekom AG .....................          1,776
             3,720  Mannesmann AG (Registered) ..............            902
             8,465  Schering AG .............................          1,024
            12,840  Volkswagen AG ...........................            725
                                                              ---------------
                                                                       8,209
                                                              ---------------
     IRELAND (1.1%)
           148,836  Bank of Ireland .........................          1,186
                                                              ---------------
     ITALY (6.3%)
            52,045  Banca Popolare Di Bergamo S.p.A. ........          1,205
           135,430  Credito Italiano S.p.A ..................            666
         (a)69,800  Enel S.p.A. .............................            293
            74,200  Marzotto (Gaetano) & Figli S.p.A. .......            531
           123,200  Mediaset S.p.A. .........................          1,918
            91,930  Telecom Italia Mobile S.p.A. ............          1,028
            82,880  Telecom Italia S.p.A. (RNC) .............          1,170
                                                              ---------------
                                                                       6,811
                                                              ---------------
     NETHERLANDS (5.9%)
            30,490  Akzo Nobel N.V. .........................          1,531
            27,546  ING Groep N.V. ..........................          1,665
             6,240  Koninklijke KPN N.V. ....................            609
            48,470  Laurus N.V. .............................            875
            12,075  Philips Electronics N.V. ................          1,644
                                                              ---------------
                                                                       6,324
                                                              ---------------
     PORTUGAL (2.7%)
           115,000  Banco Commercial Portugues (Registered)..            639
            76,590  Electricidade de Portugal ...............          1,338
            51,500  Telecel-Commincacoes Pessoais ...........            899
                                                              ---------------
                                                                       2,876
                                                              ---------------
     SPAIN (4.2%)
             9,805  Banco Popular Espanol ...................            641
            61,600  Banco Santander .........................            698
            65,920  Endesa ..................................          1,310
         (a)73,741  Telefonica ..............................          1,844
                                                              ---------------
                                                                       4,493
                                                              ---------------
     SWEDEN (5.0%)
            36,840  Autoliv, AB .............................          1,080
            69,320  ForeningsSparbanken AB ..................          1,021
            70,220  Nordbanken Holding AB ...................            413
            20,170  Scandic Hotels AB .......................            188
            49,630  Svedala Intrustri AB ....................            912
            11,900  Svenska Cellulosa AB (SCA), Class B .....            353
           109,740  Svenska Hadelsbanken, Class A ...........          1,383
                                                              ---------------
                                                                       5,350
                                                              ---------------
     SWITZERLAND (10.0%)
               965  Cie Financiere Richemont AG, Class A ....          2,304
               972  Holderbank Financiere Glaris AG,
                      Class B (Bearer) ......................          1,331
             2,265  Nestle (Registered) .....................          4,152
               955  Novartis AG (Registered) ................          1,403
               440  Schindler Holding AG (Registered) .......            705
             3,020  UBS AG (Registered) .....................            816
                                                              ---------------
                                                                      10,711
                                                              ---------------
     UNITED KINGDOM (30.6%)
           252,500  Allied Domecq plc .......................          1,248
           106,100  Allied Zurich plc .......................          1,250
            31,600  AstraZeneca Group plc ...................          1,311
            67,800  BAA plc .................................            476
            99,349  Bank of Scotland ........................          1,154
            28,900  Barclays plc ............................            832
        (a)175,393  BG Group plc ............................          1,133
           138,500  Blue Circle Industries plc ..............            805
            52,800  BOC Group plc ...........................          1,134
            95,590  British Telecommunications plc ..........          2,336
            43,205  Burmah Castrol plc ......................            788
           178,300  Cadbury Schweppes plc ...................          1,077
            52,500  Capital Radio plc .......................          1,272
           183,200  Centrica plc ............................            519
           146,900  Diageo plc ..............................          1,182
            20,600  Glaxo Wellcome plc ......................            582
            69,500  Granada Group plc .......................            704
           219,180  Great Universal Stores plc ..............          1,281
           302,640  Halma plc ...............................            572
           110,200  Imperial Tobacco Group plc ..............            908
            51,510  Lloyds TSB Group plc ....................            644
            29,500  National Westminster Bank plc ...........            634


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                       European Equity Portfolio
                                       39

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
     UNITED KINGDOM (CONT.)
            91,900  Prudential Corp. plc .................... $        1,811
           256,469  Reckitt & Colman plc ....................          2,405
           133,000  Sainsbury (J) plc .......................            750
           150,100  Scottish and Southern Energy plc ........          1,198
           102,400  Seton Scholl Healthcare plc .............          1,297
           207,007  Shell Transport & Trading Co. ...........          1,720
            29,648  Smith & Nephew plc ......................            100
           106,810  WPP Group plc ...........................          1,692
                                                              ---------------
                                                                      32,815
                                                              ---------------
TOTAL COMMON STOCKS (Cost $85,252) ..........................         97,772
                                                              ---------------
PREFERRED STOCKS (3.0%)
     GERMANY (3.0%)
            23,341  Henkel KGaA .............................          1,554
             8,840  Fresenius AG ............................          1,676
                                                              ---------------
TOTAL PREFERRED STOCKS (Cost $3,187) ........................          3,230
                                                              ---------------
      FACE
     AMOUNT
     (000)
--------------
FIXED INCOME SECURITIES (0.1%)
     UNITED KINGDOM (0.1%)
$               25  BG Transco Holdings plc, 7.06%, 12/14/19
                      (Floating Rate) .......................             41
                25  BG Transco Holdings plc, 4.19%, 12/14/22
                      (Floating Rate) .......................             40
                25  BG Transco Holdings plc, 7.00%, 12/16/24.             39
                                                              ---------------
TOTAL FIXED INCOME SECURITIES (Cost $123) .................              120
                                                              ---------------

TOTAL FOREIGN SECURITIES (94.2%) (Cost $88,562) ...........          101,122
                                                              ---------------
SHORT-TERM INVESTMENT (2.0%)
     REPURCHASE AGREEMENT (2.0%)
             2,129  Chase Securities, Inc., 2.60%, dated
                    12/31/99, due 1/03/00, to be repurchased
                    at $2,129, collateralized by U.S. Treasury
                    Bonds, 6.125%, due 12/31/01, valued at
                    $2,176 (Cost $2,129) ..................            2,129
                                                              ---------------
     FOREIGN CURRENCY (0.5%)
     GBP  295 British Pound .................................            477
     SEK  357 Swedish Krona .................................             42
                                                              ---------------
TOTAL FOREIGN CURRENCY (Cost $496) ..........................            519
                                                              ---------------
TOTAL INVESTMENTS (96.7%) (Cost $91,187) ....................        103,770
                                                              ---------------
OTHER ASSETS (3.6%)
  Cash .........................................    $3,333
  Dividends Receivable .........................       334
  Foreign Withholding Tax Reclaim
    Receivable .................................        83
  Other Assets .................................         4             3,754
                                                 ------------
LIABILITIES (0.3%)
  Investment Advisory Fees Payable ...............    (183)
  Custodian Fees Payable .........................     (48)
  Directors' Fees and Expenses Payable ...........     (19)
  Administrative Fees Payable ....................     (17)
  Distribution Fees Payable ......................      (1)
  Other Liabilities ..............................     (30)             (298)
                                                 ------------ ---------------
NET ASSETS (100%) .........................................   $      107,226
                                                              ---------------
                                                              ---------------
NET ASSETS CONSIST OF:
Paid in Capital ...........................................   $       91,804
Distributions in Excess of Net Investment Income ..........             (174)
Accumulated Net Realized Gain .............................            3,059
Unrealized Appreciation on Investments and Foreign
  Currency Translations ...................................           12,537
                                                              ---------------
NET ASSETS ................................................   $      107,226
                                                              ---------------
                                                              ---------------
CLASS A:
NET ASSETS ................................................   $      105,030
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,958,997 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..................   $        15.09
                                                              ---------------
                                                              ---------------
CLASS B:
NET ASSETS ................................................   $        2,196
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 145,343 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..................   $        15.11
                                                              ---------------
                                                              ---------------
-----------------------------------------------------------------------------
(a) -- Non-income producing security
RNC -- Non-convertible savings shares
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1999.

-----------------------------------------------------------------------------
    SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                       VALUE       PERCENT OF
SECTOR                                                 (000)       NET ASSETS
-----------------------------------------------------------------------------
CAPITAL EQUIPMENT ...................................$  6,132        5.7%
CONSUMER GOODS ......................................  30,272       28.2
ENERGY ..............................................  11,207       10.5
FINANCE .............................................  22,635       21.1
MATERIALS ...........................................   9,783        9.1
MULTI-INDUSTRY ......................................     120        0.1
SERVICES ............................................  20,973       19.5
                                                     --------       ----
                                                     $101,122       94.2%
                                                     --------       ----
                                                     --------       ----


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
European Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Finland                       (1.4%)
France                       (22.0%)
Ireland                       (3.0%)
Netherlands                   (2.0%)
Portugal                      (1.2%)
Spain                         (6.5%)
Sweden                       (13.1%)
United Kingdom               (45.9%)
Other                         (4.9%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

                                                          GPR General
              European Real          European Real        Real Estate
                 Estate                 Estate             Securities
            Portfolio-Class A      Portfolio-Class B      Index-Europe(1)
            ------------------     ------------------    --------------
10/01/97        $500,000                $100,000             $500,000
12/31/97        ________                ________             ________
12/31/98        ________                ________             ________
12/31/99        $487,252                $97,021              $515,601

*  Commencement of operations
** Minimum investment


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The GPR General Real Estate Securities Index - Europe value at December 31, 1999 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1999 would be $103,120.

PERFORMANCE COMPARED TO THE GPR GENERAL REAL
ESTATE SECURITIES INDEX - EUROPE(1)
--------------------------------------------

                                        TOTAL RETURNS(2)
                                     -----------------------
                                      ONE    AVERAGE ANNUAL
                                     YEAR    SINCE INCEPTION
                                    -------  ----------------
PORTFOLIO -- CLASS A..............  -2.36%      -1.14%
PORTFOLIO -- CLASS B..............  -2.61       -1.34
INDEX.............................   3.40        1.33

1. The GPR General Real Estate Securities Index - Europe is a European market capitalization weighted index of listed property/real estate securities measuring total return.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The investment objective of the European Real Estate Portfolio is to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the European real estate industry.

For the year ended December 31, 1999, the Portfolio had a total return of -2.36% for the Class A shares and -2.61% for the Class B shares compared to 3.40% for the GPR General Real Estate Securities Index - Europe (the "Index"). For the period from inception on October 1, 1997 through December 31, 1999, the Portfolio had an average annual total return of -1.14% for the Class A shares and -1.34% for the Class B shares compared to 1.33% for the Index.

Even though Y2K failed to cause global destruction, the fourth quarter of 1999 is not a time European real estate investors will remember with a sense of relief. The GPR European Real Estate Securities Index trailed the MSCI Europe Index by 24.1% over the past three months, offering a minuscule 0.7% Euro return compared to the MSCI figure of 24.8%. This fourth quarter destroyed the outperformance built-up during the first nine months of the year, causing real estate to trail the broader equities by 16.4% for the full year. The three main culprits behind this devastating quarter were the larger markets of the U.K., France and Spain returning 0.6%, 0.2% and -22.7%, respectively, due to investors focusing on growth and technology stocks at the expense of cyclicals and value. Sweden tried to offset these figures with a 19.7% return, but could not overcome the impact of these three markets.

Despite a disappointing second half of 1999, European property stocks provided a total return of 19.8% for the year, and we are optimistic about the prospects for 2000. The European real estate markets are still in the recovery stage of the cycle. Strong prime occupancy levels are placing further pressure on current rents and absorption in peripheral out-of-town space. At the same time, tight zoning restrictions are supplying a structural barrier to entry for new space. This environment should offer strong capital value growth notwithstanding the potential for yield shifts over the near term. Furthermore, currently available discounts to net asset value within the public securities markets provide an additional incentive for investment.

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN
THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED
AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN
IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL
VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE
WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio
                                       41

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

Based on relative price movements, we are increasing our exposure to the larger cap U.K. names and Spain, decreasing our overweight French commercial bet, and restructuring our Swedish holdings.

The U.K. economy is continuing to push forward at a healthy pace, and looks set for smooth sailing throughout 2000. Strong consumer retail figures, and a continued rebound in the manufacturing sector have persuaded the Morgan Stanley Dean Witter strategists to raise their gross domestic product expectations for 2000 by 20 basis points to 3.4%, above both the European and EMU averages of 3.3% growth. These optimistic expectations are also placing additional pressure on the Central Bank to raise short-term interest rates. Experts expect at least a 25 basis point shift in rates during the first half of the new year. However, while the economy is steaming, the real estate stocks are fizzling. During the fourth quarter, the U.K. shares underperformed the European average for the second quarter in a row. Notwithstanding this less than glorious second half, the U.K.'s 30.6% 1999 Euro return enabled it to finish the year as the third best European real estate securities market. Looking forward into the new year, we are expecting to see another strong performance in the U.K. based primarily on current public securities pricing, and supplemented with good, albeit not the best, capital value growth in the European property markets. The U.K. Majors, the 8 largest public U.K. real estate companies, closed the year trading at over a 25% discount to their underlying net asset values. This valuation is even more compelling when the third largest company, Canary Wharf Group, trading at a 10% premium, is removed from the list leaving an average 33% discount for the remaining seven names. Based on the current stage of the real estate cycle, we believe these extreme discounts are unjustified, and feel it is reasonable to expect the Majors to at least return to their long-term 15% discount level. On top of the potential for a market revaluation, we are conservatively looking for an average 5% growth in capital values across the market. We also believe dominant out-of-town shopping centers, West End offices and Southeast industrial exposure will produce an above average performance of 7% or more. At the same time, we believe the London City Office and Canary Wharf office returns may be on the lower end of the scale due to upcoming new supply limiting the landlord's ability to raise prices. The projected upcoming interest rate hike may limit yield movements across all the sectors and regions. We are adjusting our model portfolio, increasing our overall exposure to the Majors and focusing on these higher growth areas.

The French real estate securities market was disappointing this quarter. The 0.2% return only slightly underperformed the European Index return of 0.7% over the past three months, but underperformed the Index's 19.8% return by 4.4% for the year. This negative relative performance has taken place in a market in the heart of its recovery. Potential 3.5% estimated gross domestic product growth for 2000 is above the European average, while the CPI estimate of 1.1% is well below the 1.7% European number. In other words, the market is expanding with no signs of overheating within the next 12 months. At the same time, the direct property market is protected by a lack of space, with a 1.0% vacancy rate in La Defense, and below 4.0% in Paris CBD. The lack of lettings also limits the existing evidence of the current market rental rates. We believe the rate of FF4,000/ square meters for top space is not out of the question over the next 12-18 months, offering a 25% increase over the prelets at Cite du Retiro and Rue de Courcelles achieved earlier this year. The market is anxiously awaiting the preletting to begin at Unibail's Couer Defense development this year to gain a better understanding of true market rents. Unibail now controls over 80% of the Couer Defense project, the last major development in central La Defense, after their acquisition of the Crossroads Property Investors fund this quarter. We believe the reason for the underperformance in France is twofold. First, the strong price appreciation in the second quarter of 1999 drove stock valuations to a premium to net asset value (NAV) in the commercial sector, the most attractive sector of the French market. Second, the tenant favorable leasing structure creates issues concerning what extent of the direct market recovery will actually be realized by the property companies, and how long this realization will take. It is feasible capital values could rise and fall back again before the downward only rent revues enable the landlord to recognize the full appreciation. As a result of these two issues, we slightly reduced our heavily overweight French commercial position last quarter, and continue to do so.

After months of preaching, the Swedish public real estate market finally appears ready to fulfill our prophecy. The consistently underperforming Nordic market returned an exceptional 19.7% Euro return in the fourth quarter, topping off a 36.1% annual performance. Overall, the Swedish market outperformed the GPR Index by 16.3% in 1999, and was one of only two European property markets to perform in line or better than the MSCI Europe Index. We believe the strong stock performance may increase foreign interest in the market. The favorable macroeconomic and direct real estate fundamentals we discussed in this piece last quarter remain as strong as they were in September. However, with the recent price run-up, valuations in Sweden have moved to


--------------------------------------------------------------------------------
European Real Estate Portfolio
                                       42

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

an attractive average 16% discount to NAV but a far cry from the over 25% discounts we saw last quarter.

Looking ahead, we believe investors must act more selectively in their decisions. We are focusing on the larger capitalized names with a proactive management that have not shared in the market appreciation proportionately. In particular, we sold our position in Drott as the stock rose, and reinvested in the lagging Castellum and Diligentia. We believe these companies should offer the brightest upside from further foreign investment or domestic consolidation over the next 6-12 months.

The smaller Nordic markets were not as fortunate as Sweden during the fourth quarter but were mixed for the year. The publicly listed real estate stocks in Denmark and Norway each jumped slightly this quarter, rising 1.9% and 0.8%, respectively, in Euros, topping off contradicting years of -18.2%, and 22.5%, respectively. The story in Finland remains negative; the market fell an additional -11.1% this quarter and -22.1% for the year. Norway was driven by Avantor's disposal of approximately 75% of their real estate portfolio to publicly listed Industrifinans Naeringseiendom for approximately NOK 2.9 billion. The transaction was motivated by Avantor's stock price trading at a 40% discount to NAV. These same assets were sold at roughly parity with the Company's NAV. We believe that such transactions strengthen the argument for owning these smaller companies trading at exceptional discounts, as long as we believe management is willing to recognize the value for their shareholders. We will remain overweight in Finland through a position in Sponda, which is trading at a 45% discount to underlying NAV. We believe this hefty discount is grossly unjustified considering the current Finish real estate recovery. We do not plan to invest in either Denmark or Norway in the near future.

As we suggested last quarter, the autumn sell-off of the Dutch stocks was clearly overdone, as confirmed by the fourth quarter's outperforming 3.9% Euro return. This was the only quarter the Dutch property stocks outperformed the broader European Index. Rodamco Continental Europe's 9.0% return was one of the lead factors behind the outperformance. The Company rebounded from the miserable reception investors gave to the recent spin-off. However, we believe the recent price appreciation has brought the stock closer to its fair value and have taken some short-term profits. As for the rest of the Dutch market, we will continue to remain underweight. While we see the direct Dutch real estate market as a solid performer in 2000 (limited new office supply should maintain solid rental growth), we feel current share pricing is ahead of underlying valuation.

The continued decline in Belgium property stocks, down -1.6% for the fourth quarter, totaling -5.9% for the year, reduced the share valuations closer to parity levels. If this continues, Belgium could offer one or two attractive valuation plays during the first half of 2000. While we will be monitoring the companies, we are not comfortable buying in at this time. The direct real estate market is stable, but unexciting, thus only truly cheap companies could turn our heads.

The Spanish property companies in 1999 performed worse than Sweden in 1998. Notwithstanding a strong macroeconomy and healthy property fundamentals, the Spanish real estate securities market fell a shattering -32.5% during the year and -22.7% in the fourth quarter alone. While the one legitimate concern facing the market was a slowdown in the homebuilding business, we clearly do not feel this was sufficient to bring down the shares by 52.3% relative to the GPR Index's 19.8% return over the year. The homebuilding business is limited to 34% of Vallehermosa's net assets, 18% of Colonial's, 14% of Metrovacesa's and 0% of Prima Immobiliaria's. The current rental environment in Spanish offices remains in excellent shape. Madrid boasts the third strongest rental growth in 1999 amongst the major office markets. At the same time, prime Barcelona central business district vacancy is a mere 2.6% which has driven down the vacancy rates on the city-fringe and out-of-town secondary office locations from 50% to 11% since January 1999. Furthermore, neither market is experiencing a surge in supply sufficient to meet the already existing level of take-up. Thus, based on the underlying property fundamentals and recent price deterioration, we are increasing our exposure to the Spanish market with an increased holding in Colonial.

Each of the remaining Southern European markets had an uneventful fourth quarter as the Merger & Acquisition (M&A) activity in both Italy and Portugal slowed. Italy slightly outperformed the Index, gaining 1.0% for the fourth quarter, but offered the strongest overall return for the year at 41.4%. Portugal on the other hand, underperformed on a quarterly, -0.8%, and an annual basis, 10.8%. Italy's strong appreciation this year was founded on the acquisition of the two largest property companies, Unione Immobiliare by Milano Centrale and Immobiliare Metanopoli which is agreed to but still pending. The result of these transactions is a market depleted of investable companies. The only remaining sizeable property play is the recently listed EUR 550 million market capitalized Beni Stabili, created in November when San Paolo IMI spun off their real estate holdings. Although we would like to invest in Italy directly, the lack of investable vehicles limits us to achieving


--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio
                                       43

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)

exposure through the French company Klepierre's joint venture developments in Italy. In Portugal, the market is left with the shopping center Company Sonae Imobiliaria. We remain overweight Sonae but are displeased with the overseas joint ventures.

The closed end property companies in Germany, Switzerland and Austria were down against the European Index for the fourth quarter and for 1999 as a whole. Germany -0.9% in the fourth quarter and -8.6% for the year, while Switzerland and Austria each offered -2.5% and -10.7% for the fourth quarter and 4.9% and -11.7% for the year, respectively. We intend to continue holding no weighting in these markets until we see a restructuring of the corporate structures and further improvement in the underlying real estate fundamentals. In particular, we are looking for an attractive public vehicle in Munich, Frankfurt, Hamburg, Zurich or Geneva.

Theodore R. Bigman
PORTFOLIO MANAGER

Jan Willem de Geus
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
European Real Estate Portfolio
                                       44

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                                              VALUE
    SHARES                                                    (000)
--------------------------------------------------------------------
COMMON STOCKS (95.1%)
  FINLAND (1.4%)
            43,540  Sponda Oyj .......................  $       171
                                                        ------------
  FRANCE (22.0%)
             1,488  Group Pour L'Finance D'Const .....          168
             5,558  Klepierre ........................          538
             1,810  Silic ............................          290
             3,700  Simco (RFD) ......................          300
             3,910  Societe Fonciere Lyonnaise .......          512
             4,611  Sophia ...........................          186
             4,592  Unibail ..........................          580
                                                        ------------
                                                              2,574
                                                        ------------
  IRELAND (3.0%)
        (a)864,750  Dunloe Ewart plc .................          349
                                                        ------------
  NETHERLANDS (2.0%)
          (a)3,595  Rodamco Continental Europe N.V.             146
          (a)7,000  Uni-Invest N.V. ..................           90
                                                        ------------
                                                                236
                                                        ------------
  PORTUGAL (1.2%)
            10,280  Sonae Imobiliaria S.A. ...........          136
                                                        ------------
  SPAIN (6.5%)
         (a)15,200  Inmobiliaria Colonial S.A. .......          165
            16,900  Inmobiliaria Metropolitana Vasco
                      Central ........................          293
            43,630  Vallehermoso .....................          307
                                                        ------------
                                                                765
                                                        ------------
  SWEDEN (13.1%)
            54,605  Castellum AB .....................          534
            51,460  Diligentia AB ....................          424
            13,460  Fastighets AB Tornet .............          187
            55,410  Piren AB .........................          388
                                                        ------------
                                                              1,533
                                                        ------------
  UNITED KINGDOM (45.9%)
           167,815  British Land Co. plc .............        1,111
           124,800  Buford Holdings plc ..............          207
            49,000  Capital & Regional Properties plc.          181
            83,840  Capital Shopping Centers plc .....          463
            27,830  Chelsfield plc ...................          141
         (a)36,442  Chorion plc ......................           21
            59,600  Grantchester Holdings plc ........          146
           103,830  Great Portland Estates plc .......          322
            24,300  Hammerson plc ....................          168
            94,055  Land Securities plc ..............        1,054
            78,650  MEPC plc .........................          591
            77,529  NHP plc ..........................         180
         (a)78,795  Pillar Property plc ..............          412
            39,890  Slough Estates plc ...............          227
           104,750  Wates City of London Properties
                      plc ............................          154
                                                        ------------
                                                              5,378
                                                        ------------
TOTAL COMMON STOCKS (Cost $12,325)                           11,142
                                                        ------------
    NO. OF                                                    VALUE
   WARRANTS                                                   (000)
--------------------------------------------------------------------
WARRANTS (0.0%)
  FRANCE (0.0%)
          (a)6,800  Societe Fonciere Lyonnaise,
                      expiring 7/30/02 (Cost $0) .....  $         2
                                                        ------------
TOTAL FOREIGN SECURITIES (95.1%) (Cost $12,325) ......       11,144
                                                        ------------
     FACE
    AMOUNT
     (000)
--------------
SHORT-TERM INVESTMENT (4.2%)
  REPURCHASE AGREEMENT (4.2%)
$              487  Chase Securities, Inc., 2.60%,
                      dated 12/31/99, due 1/03/00,
                      to be repurchased at $487,
                      collateralized by U.S. Treasury
                      Bonds, 6.125% due 12/31/01,
                      valued at $499 (Cost $487) ....           487
                                                        ------------
FOREIGN CURRENCY (0.1%)
EUR             11  Euro (Cost $13) .................            11
                                                        ------------

TOTAL INVESTMENTS (99.4%) (Cost $12,825) ............        11,642
                                                        ------------
OTHER ASSETS (1.2%)
  Dividends Receivable .......................   $141           141
                                                 -----
LIABILITIES (0.6%)
  Investment Advisory Fees Payable ...........    (25)
  Custodian Fees Payable .....................     (9)
  Directors' Fees and Expenses Payable .......     (2)
  Administrative Fees Payable ................     (3)
  Distribution Fees Payable ..................     (1)
  Other Liabilities ..........................    (26)          (66)
                                                 -----  ------------
NET ASSETS (100%) ....................................  $    11,717
                                                        ------------
                                                        ------------
NET ASSETS CONSIST OF:
Paid in Capital ......................................  $    19,237
Distributions in Excess of Net Investment Income .....          (41)
Accumulated Net Realized Loss ........................       (6,285)
Unrealized Depreciation on Investments and Foreign ...       (1,194)
  Currency Translations
                                                        ------------
NET ASSETS ...........................................  $    11,717
                                                        ------------
                                                        ------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                  European Real Estate Portfolio
                                       45


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                             AMOUNT
                                                              (000)
--------------------------------------------------------------------
CLASS A:
NET ASSETS ...........................................  $     9,931
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,083,967 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) .......  $      9.16
                                                        ------------
                                                        ------------
CLASS B:
NET ASSETS ...........................................  $     1,786
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 194,274 outstanding $0.001 par
  value shares (authorized 500,000,000 shares) .......  $      9.19
                                                        ------------
                                                        ------------
--------------------------------------------------------------------
(a) -- Non-income producing
PLC -- Public Limited Company
RFD -- Ranked for Dividend

--------------------------------------------------------------------
      SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                 VALUE    PERCENT OF
SECTOR                                           (000)    NET ASSETS
--------------------------------------------------------------------
Apartments ....................................$    941      8.0%
Finance .......................................   5,895     50.3
Office Buildings ..............................   1,714     14.6
Office and Industrial .........................   1,426     12.2
Shopping Centers ..............................   1,168     10.0
                                               --------     ----
                                               $ 11,144     95.1%
                                               --------     ----
                                               --------     ----

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
European Real Estate Portfolio
                                       46

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Australia                     (1.8%)
Belgium                       (0.8%)
Canada                        (2.1%)
Denmark                       (0.5%)
France                        (9.0%)
Germany                       (5.1%)
Hong Kong                     (1.0%)
Ireland                       (2.7%)
Italy                         (3.8%)
Japan                        (10.6%)
Netherlands                   (3.4%)
Portugal                      (0.6%)
Spain                         (3.9%)
Sweden                        (1.0%)
Switzerland                   (8.1%)
United Kingdom               (11.5%)
United States                (30.2%)
Other                         (3.9%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

           Global Equity
             Portfolio-       MSCI World
              Class A          Index(1)
           -------------      ----------
7/15/92*    $  500,000        $  500,000
10/31/92     _________         _________
12/31/92     _________         _________
12/31/93     _________         _________
12/31/94     _________         _________
12/31/95     _________         _________
12/31/96     _________         _________
12/31/97     _________         _________
12/31/98     _________         _________
12/31/99    $1,616,709        $1,565,491

 * Commencement of Operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) WORLD INDEX(1)
-------------------------------------------

                                     TOTAL RETURNS(2)
                               ----------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL   ANNUAL
                                 ONE       FIVE     SINCE
                                YEAR      YEARS   INCEPTION
                               ------    -------  ---------
PORTFOLIO-- CLASS A             4.01%    16.54%    17.02%
PORTFOLIO-- CLASS B             3.75      N/A      15.57
INDEX -- CLASS A               24.94     19.76     16.52
INDEX -- CLASS B               24.94      N/A      19.42

1. The MSCI World Index is an unmanaged index of common stocks and includes securities representative of the market structure of 22 developed market countries in North America, Europe, and the Asia/Pacific region (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Global Equity Portfolio is managed with the objective of obtaining long-term capital appreciation by investing in equity securities of issuers throughout the world, including U.S. issuers. Investments may also be made with discretion in emerging markets.

For the year ended December 31, 1999, the Portfolio had a total return of 4.01% for the Class A shares and 3.75% for the Class B shares compared to 24.94% for the Morgan Stanley Capital International (MSCI) World Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 16.54% compared to 19.76% for the Index. For the period from inception on July 15, 1992 through December 31, 1999, the average annual total return for the Class A shares was 17.02% compared to 16.52% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 15.57% compared to 19.42% for the Index.

For the three months ended December 31, 1999, the Portfolio had a total return of 3.70% for the Class A shares and 3.65% for the Class B shares compared to 16.87% for the Index. The year ended on a dramatic note as investors dispensed with Y2K fears and embarked on a "new economy" (technology, telecommunications and internet) feeding frenzy. The fourth quarter was the best quarter for momentum strategies on record. As a result, the Portfolio underperformed the Index in the fourth quarter, yielding a very disappointing annual return.

Performance was again constrained by our lack of exposure to the phenomenal performance of certain mega cap technology firms. For example, Nokia, Ericsson and Nortel Networks all doubled in the fourth quarter having already generated huge returns in the first nine months of the year. U.S. communications/internet infrastructure play Qualcomm rose a stunning 2800% in the year costing the Portfolio 62 basis points of relative performance in 1999 despite the stock only joining the Index in the summer and ending the year with a tiny weight of 0.2% in the Index.

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN THIS OVERVIEW ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.


--------------------------------------------------------------------------------
                                                         Global Equity Portfolio
                                       47

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

The strong performance of the Index masked divergent sectoral performance. For example, the best performing sector of the Index, information technology, rose 228% last year while the worst, the defensive consumer staples group (food/tobacco/household products), in which we were substantially overweight, actually fell 7%.

Only half the stocks in the U.S. managed a positive return in 1999 while the median return was a meager 0.4%. Technology has grown to account for 30% of the market cap of the U.S. Index and 18% of the Index. Excluding technology from the Index would have reduced Index returns from 17% to 11% in the fourth quarter and from 25% to 15% for the full year of 1999. The top 20 performing Index stocks explained 68% of the U.S. Index return and 42% of the Index return in 1998. Leadership was even more concentrated in 1999 than 1998, with the top 20 Index performers explaining 95% of the overall return of the U.S. Index and 52% of the Index.

Combining our severe underweight to information technology (1.4% versus Index weight of 18%) and our significant overweight to consumer staples (25% versus Index weight of 6.5%) explained roughly 70% of our underperformance in the fourth quarter and for the year. Absence from other Mega cap index stocks such as General Electric and Sony also hurt relative performance. Wal-Mart and Home Depot performed strongly but are not owned due to valuation constraints.

       PORTFOLIO ATTRIBUTION FOR THE FOURTH QUARTER
    TOP FIVE CONTRIBUTORS           TOP FIVE DETRACTORS
------------------------------  -----------------------------
NTT                                     Philip Morris
Telefonica                              Albertsons
Mediaset                                Reckitt Benckiser
WPP                                     Elf Aquitaine
Richemont                               Imperial Tobacco

The consumer staples stocks we own were a negative, as this was the worst performing global sector in 1999. Philip Morris (-31%) continued to be dogged by ongoing litigation, causing it to be the worst performing stock in the Portfolio. We believe concerns of bankruptcy filings are unwarranted, and that strong free cash flows and attractive dividend yields provide convincing grounds to continue holding onto this stock. Reckitt Benckiser, (-25%) the world's largest maker of household cleaners, warned of disappointing profit expectations. Post-merger concerns are expected to dissipate, as Benckiser management run the new company and fundamentals improve in emerging markets. Albertsons (food/drug retailing, -18%) was a detractor in the quarter, as it continued to adjust from its merger with American Stores.

On the positive side, our overweight to attractively valued NTT (+39%) was a strong positive, benefiting from the expansion of its high-value-added cellular and internet services. Spain's largest telephone company, Telefonica (+59%) gained momentum following the flotation of Terra Networks its internet service provider (ISP) subsidiary, while Mediaset (+51%) and WPP (+70%) benefited from the increased demand for advertising among the dot-coms. Improving global growth translated into increased spending for luxury goods, making Richemont (+18%) a significant contributor this quarter.

INVESTMENT OUTLOOK
We see the "technology" bubble as the biggest risk in the global equity market following December's huge run. The Portfolio's value discipline has precluded us from participating in this bubble. The technology sector trades at 91 times cash flow while the Index trades at 18 times cash flow. Our Portfolio trades at
9.5 times cash flow. In the table below we illustrate the valuation of seven stocks in the Index (which we did not own) which detracted most from our relative performance. These have been dubbed the "New Economy Seven". In contrast, we aggregated the valuation characteristics of our seven worst performing stocks under the banner "Old Economy Seven". It is noteworthy that the "New Economy Seven" generates 1.8 times the free cash flow of the "Old Economy Seven" yet their market valuation is 12.5 times larger. The results in the table speak for themselves. Mobile phone handset and infrastructure manufacturer, Nokia, trades at 83 times cash flow. Based on a dividend discount model, in order to justify the current share price, Nokia needs to grow its revenues by 60% per annum over the next five years and 8% thereafter while expanding Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) margins to 25%. In the last five years Nokia has grown revenues at 30% and achieved EBITDA margins of 17%. Sure, volumes of handsets are expected to grow at 45% a year but prices are declining rapidly. Surprisingly, sell-side analysts expect a range of 20-30% for sales growth and declining margins going forward. Contrast that with our holding in French biscuit, dairy and beverages company, Groupe Danone. Danone need only grow its revenues at 5% per annum (compared to a historic average of 8%) and keep margins at current levels of 16% to justify its current share price.

                                        NEW ECONOMY(1)    OLD ECONOMY(2)
GROWTH AT ANY PRICE                         SEVEN             SEVEN
Price/Earnings (times)                       157.0             18.9
Price/Cash Flow (times)                       85.0             13.0
Price/Free Cash Flow (times)                 137.0             18.5
Market Capitalization (U.S. $billion)      1,874.0            150.5
Sales (U.S. $billion)                        103.6            150.5
EBIT (U.S. $billion)                          30.2             20.8
Free Cash Flow (U.S. $billion)(3)             21.5             11.7
MSCI EAFE Weighting                            7.7%             0.8%

(1) New Economy = Microsoft, Cisco, Nokia, Oracle, Nortel, Qualcomm, Intel

(2) Old Economy = Philip Morris, Albertsons, Reckitt Benkiser, Iberdrola, Nestle, Danone, Potash Corp.

(3) Free Cash Flow = Net Operating Cash Flow - Capital Expenditure

SOURCE: FACTSET, WORLDSCOPE

--------------------------------------------------------------------------------
Global Equity Portfolio
                                       48

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)

The Portfolio owns little in the way of technology or other mega-cap companies that have dominated equity market returns in the last two years. The P/E premium of the largest 50 U.S. stocks relative to the rest of the market are at its widest point ever. These are dangerous times for Index investors. Instead, we have concentrated on undervalued companies in the "old economy" such as financials, food, beverages, tobacco and utilities. While these sectors have underperformed in 1999, they are now extremely cheap relative to the excesses within the technology area, where investor behavior remains exceptionally fickle, witness Lucent, at the time of this writing, down 34% over the past two weeks.

The extreme polarization of the markets continues to create opportunities to buy good businesses at great prices (such as Cadbury Schweppes in the U.K.). The disparity between new Japan and old Japan has now grown so large that we are also finding suitable risk reward tradeoffs among the third tier restructuring stories and we have added positions in Toshiba, Tokyo Gas, Mitsubishi Electric, and Mitsui over the last quarter.

Despite the difficulties that have faced value investors over the past two years (and most of the past decade in the United States), we expect the Portfolio to perform defensively relative to the Index in a weak overall market should interest rates continue to rise. Likewise, we expect our overweighting to Europe and underweighting to the U.S. to bear fruit this year given Europe's improving fundamentals and more attractive relative valuation. Implicit in today's "new economy" valuations is massive expectations for growth. As the market is paying a lot for the promise of future cash flows, these "new economy" stocks should also be more vulnerable to higher interest rates (just like long duration bonds) although, somewhat surprisingly, the market has chosen to ignore this relationship for now.

Frances Campion
PORTFOLIO MANAGER

Richard Boon
PORTFOLIO MANAGER

Paul Boyne
PORTFOLIO MANAGER

January 2000

--------------------------------------------------------------------------------
                                                         Global Equity Portfolio
                                       49

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO
-----------------------

                                                                 VALUE
       SHARES                                                    (000)
----------------------------------------------------------------------------
COMMON STOCKS (95.5%)
  AUSTRALIA (1.8%)
               302,270  CSR Ltd. ..........................  $          734
               259,830  Westpac Banking Corp. .............           1,791
                                                             ---------------
                                                                      2,525
                                                             ---------------
  BELGIUM (0.8%)
                14,390  Delhaize-Le Lion ..................           1,085
                                                             ---------------
  CANADA (2.1%)
                57,474  BCT.Telus Communications, Inc. ....           1,398
                15,196  BCT.Telus Communications, Inc. (A
                         Shares) ..........................             367
                25,470  Potash Corp. of Saskatchewan, Inc.            1,216
                                                             ---------------
                                                                      2,981
                                                             ---------------
  DENMARK (0.5%)
                18,980  Danisco A.S. ......................             741
                                                             ---------------
  FRANCE (9.0%)
                49,200  Aventis S.A. ......................           2,862
                16,700  Cie Generale des Establissements
                         Michelin, Class B (Registered) ...             657
                12,340  Groupe Danone .....................           2,912
                33,030  Pernod Ricard .....................           1,892
                36,350  Scor ..............................           1,605
                22,489  Total Fina S.A., Class B ..........           3,005
                                                             ---------------
                                                                     12,933
                                                             ---------------
  GERMANY (4.5%)
                49,900  BASF AG ...........................           2,611
                29,010  Bayer AG ..........................           1,381
                 7,510  Schering AG .......................             909
                28,830  VEBA AG ...........................           1,410
                 3,730  Volkswagen AG .....................             210
                                                             ---------------
                                                                      6,521
                                                             ---------------
  HONG KONG (1.0%)
               480,880  Hong Kong Electric Holdings Ltd. ..           1,503
                                                             ---------------
  IRELAND (2.7%)
               345,415  Bank of Ireland plc ...............           2,752
               196,621  Green Property plc ................           1,120
                                                             ---------------
                                                                      3,872
                                                             ---------------
  ITALY (3.8%)
               144,970  Mediaset S.P.A. ...................           2,257
               518,553  Telecom Italia S.P.A. (RNC) .......           3,163
                                                             ---------------
                                                                      5,420
                                                             ---------------
  JAPAN (10.6%)
                 1,000  Canon, Inc. .......................              40
               108,000  Daiichi Pharmaceutical Co., Ltd. ..           1,404
                65,000  Fuji Photo Film Ltd. ..............           2,372
               123,000  Hitachi Ltd. ......................           1,973
                25,000  Kao Corp. .........................             713
                47,000  Mitsubishi Electric Corp. .........             303
                27,000  Mitsui & Co., Ltd. ................             189
                47,000  Nichido Fire & Marine Insurance
                          Co., Ltd. .......................             270
                   265  Nippon Telegraph & Telephone Corp.
                          (NTT) ...........................           4,536
                59,000  Pioneer Electric Corp. ............           1,558
                                                                 VALUE
       SHARES                                                    (000)
----------------------------------------------------------------------------
                94,000  Sumitomo Marine & Fire Insurance
                          Co., Ltd. .......................  $          579
                36,000  Tokyo Gas Co., Ltd. ...............              88
                63,000  Toppan Printing Co., Ltd. .........             629
                70,000  Toshiba Corp. .....................             534
                                                             ---------------
                                                                     15,188
                                                             ---------------
  NETHERLANDS (3.4%)
                50,562  ABN Amro Holding N.V. .............           1,264
                34,772  ING Groep N.V. ....................           2,102
                11,194  Philips Electronics N.V. ..........           1,524
                                                             ---------------
                                                                      4,890
                                                             ---------------
  PORTUGAL (0.6%)
                50,152  Cimentos de Portugal ..............             834
                                                             ---------------
  SPAIN (3.9%)
               150,590  Iberdrola .........................           2,089
            (a)143,749  Telefonica ........................           3,595
                                                             ---------------
                                                                      5,684
                                                             ---------------
  SWEDEN (1.0%)
               238,510  Nordbanken Holding AB .............           1,405
                                                             ---------------
  SWITZERLAND (8.1%)
                 1,966  Cie Financiere Richemont AG,
                          Class A .........................           4,694
                 1,690  Forbo Holding AG (Registered) .....             797
                   873  Holderbank Financiere Glarus AG,
                          Class B (Bearer) ................           1,196
                 2,185  Nestle (Registered) ...............           4,005
                 2,210  Swisscom AG (Registered) ..........             894
                                                             ---------------
                                                                     11,586
                                                             ---------------
  UNITED KINGDOM (11.5%)
               361,310  Allied Domecq plc .................           1,786
                27,410  AstraZeneca Group plc .............           1,137
               184,814  Blue Circle Industries plc ........           1,074
                64,461  Burmah Castrol plc ................           1,176
               122,000  Cadbury Schweppes plc .............             737
               151,240  Great Universal Stores plc ........             884
               132,270  Imperial Tobacco Group plc ........           1,090
                    20  INVENSYS ..........................              --
               211,470  Matthews (Bernard) plc ............             400
                40,330  National Westminster Bank plc .....             866
          (a,d)653,333  Pentos plc ........................              --
               228,276  Reckitt Benckiser plc .............           2,140
               241,407  Royal & Sun Alliance Insurance
                          Group plc .......................           1,838
               290,439  Sainsbury (J) plc .................           1,638
               112,380  WPP Group plc .....................           1,781
                                                             ---------------
                                                                     16,547
                                                             ---------------
  UNITED STATES (30.2%)
                96,902  Albertson's, Inc. .................           3,125
                24,570  Alcoa, Inc. .......................           2,039
             (a)34,120  BJ's Wholesale Club, Inc. .........           1,245
                28,790  Boise Cascade Corp. ...............           1,166
                36,890  Borg-Warner Automotive, Inc. ......           1,494
             (a)56,660  Cadiz, Inc. .......................             538
           (a,d)56,660  Cadiz Land, Inc.- Restricted
                          Shares ..........................             209
                24,070  Chase Manhattan Bank ..............           1,870

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Global Equity Portfolio
                                       50

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                 VALUE
       SHARES                                                    (000)
----------------------------------------------------------------------------
  UNITED STATES  (CONT.)
                65,007  COMSAT Corp. ......................  $        1,292
                80,200  Enhance Financial Services Group,
                          Inc. ............................           1,303
                35,790  Finova Group, Inc. ................           1,271
                35,470  Fort James Corp. ..................             971
                20,490  General Dynamics Corp. ............           1,081
             (a)56,350  GenRad, Inc. ......................             909
                18,450  Georgia Pacific Group .............             936
                42,010  Goodrich (BF) Co. .................           1,155
                30,000  GTE Corp. .........................           2,117
                68,572  Houghton Mifflin Co. ..............           2,893
                (a)128  Leland Stanford Jr. University ....              --
                50,750  MBIA, Inc. ........................           2,680
                69,680  Mellon Bank Corp. .................           2,374
                14,150  NCR Corp. .........................             536
             (a)28,140  Noble Drilling Corp. ..............             922
                18,800  Pharmacia & Upjohn, Inc. ..........             846
               145,290  Philip Morris Cos., Inc. ..........           3,369
                38,020  Rite Aid Corp. ....................             425
                40,290  Sears Roebuck & Co. ...............           1,226
                28,820  Terra Nova (Bermuda) Holdings
                          Ltd., Class A ...................             865
                49,730  Tupperware Corp. ..................             842
                40,890  U.S. Bancorp ......................             974
                83,480  Unicom Corp. ......................           2,797
                                                             ---------------
                                                                     43,470
                                                             ---------------
TOTAL COMMON STOCKS (Cost $133,335) .......................         137,185
                                                             ---------------
PREFERRED STOCKS (0.6%)
  GERMANY (0.6%)
                26,630  Volkswagen AG (Cost $865) .........             859
                                                             ---------------
TOTAL FOREIGN & U.S. SECURITIES (96.1%) (Cost $134,200) ...         138,044
                                                             ---------------
        FACE
       AMOUNT
       (000)
----------------------
SHORT-TERM INVESTMENT (4.1%)
  REPURCHASE AGREEMENT (4.1%)
             $   5,880  Chase Securities, Inc., 2.60%,
                          dated 12/31/99, due 1/03/00, to
                          be repurchased at $5,881,
                          collateralized by U.S. Treasury
                          Notes, 6.125%, due 12/31/01,
                          valued at $6,003 (Cost $5,880) ..           5,880
                                                             ---------------
                                                                 VALUE
                                                                 (000)
----------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%) (Cost $140,080) ................  $      143,924
                                                             ---------------
OTHER ASSETS (1.1%)
  Net Unrealized Gain on Foreign
    Currency Exchange Contracts  .................  $ 1,025
  Dividends Receivable ...........................      334
  Foreign Withholding Tax Reclaim
    Receivable ...................................      261
  Receivable for Portfolio Shares Sold ...........       10
  Other Assets ...................................       10           1,640
                                                    -------
LIABILITIES (-1.3%)
  Payable for Portolio Shares Redeemed ...........   (1,342)
  Investment Advisory Fees Payable ...............     (312)
  Bank Overdraft Payable .........................      (54)
  Custodian Fees Payable .........................      (40)
  Distribution Fees Payable ......................      (17)
  Administrative Fees Payable ....................      (16)
  Directors' Fees and Expenses Payable ...........      (12)
  Other Liabilities ..............................      (36)         (1,829)
                                                    -------  ---------------
NET ASSETS (100%) .........................................  $      143,735
                                                             ===============
NET ASSETS CONSIST OF:
Paid in Capital ...........................................  $      134,972
Distributions in Excess of Net Investment Income ..........            (365)
Accumulated Net Realized Gain .............................           4,260
Unrealized Appreciation on Investments and Foreign Currency
  Translations ............................................           4,868
                                                             ---------------
Net Assets ................................................  $      143,735
                                                             ===============
CLASS A:
--------
NET ASSETS ................................................  $      115,646
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 6,313,527 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..................  $        18.32
                                                             ===============
CLASS B:
--------
NET ASSETS ................................................  $       28,089
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  Applicable to 1,543,082 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..................  $        18.20
                                                             ===============

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                         Global Equity Portfolio
                                       51

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY
     TO                                 IN EXCHANGE                   NET
  DELIVER       VALUE     SETTLEMENT        FOR         VALUE     UNREALIZED
   (000)        (000)        DATE          (000)        (000)      GAIN (000)
----------      -----     ----------   -------------   -------    -----------
EUR  14,000    $14,224     4/12/00     U.S.$  15,249   $15,249       $1,025
               =======                                 =======       ======

--------------------------------------------------------------------------------
(a)  -- Non-income producing
(d)  -- Investments (totaling $209,000 or 0.1% of net assets at December 31,
        1999) were valued at fair value -- see Note A-1 to financial statements. RNC -- Non-Convertible Savings Shares

--------------------------------------------------------------------------------
         SUMMARY OF FOREIGN & U.S. SECURITIES BY SECTOR CLASSIFICATION

                                                     PERCENT
                                         VALUE        OF NET
SECTOR                                   (000)        ASSETS
--------------------------------------------------------------
Capital Equipment ................     $  7,453        5.2%
Consumer Goods ...................       43,368       30.2
Energy ...........................       12,068        8.4
Finance ..........................       27,467       19.1
Materials ........................       13,984        9.7
Services .........................       33,704       23.5
                                       --------      -----
                                       $138,044       96.1%
                                       ========      =====

The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Global Equity Portfolio
                                       52

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                                [CHART]

Other                           (6.2%)
United Kingdom                 (22.0%)
Switzerland                     (7.3%)
Sweden                          (2.6%)
Spain                           (3.4%)
Singapore                       (1.8%)
Portugal                        (0.4%)
New Zealand                     (0.4%)
Netherlands                     (5.5%)
Japan                          (18.0%)
Italy                           (2.8%)
Hong Kong                       (1.6%)
Germany                         (6.1%)
France                         (13.1%)
Finland                         (0.4%)
Denmark                         (1.9%)
Canada                          (2.7%)
Belgium                         (0.3%)
Australia                       (3.5%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
------------------------------------------------
                                   [GRAPH]

                INTERNATIONAL
                 PORTFOLIO-      MSCI EAFE
                  CLASS A         INDEX1
                -------------   -----------
8/4/89*          $  500,000     $  500,000
10/31/90         __________     __________
10/31/92         __________     __________
12/31/93         __________     __________
12/31/97         __________     __________
12/31/99         $1,820,493     $1,027,965

 * Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
------------------------------------------

                                    TOTAL RETURNS(2)
                         -----------------------------------------
                                   AVERAGE     AVERAGE    AVERAGE
                                   ANNUAL       ANNUAL    ANNUAL
                          ONE       FIVE         TEN       SINCE
                          YEAR      YEARS       YEARS    INCEPTION
                         ------   --------   ---------  ----------
PORTFOLIO -- CLASS A.... 16.91%    16.07%       13.21%    13.21%
PORTFOLIO -- CLASS B.... 16.68      N/A          N/A      16.74
INDEX -- CLASS A........ 26.96     12.83         7.01      7.35
INDEX -- CLASS B........ 26.96      N/A          N/A      13.24


1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the International Equity Portfolio is long-term capital appreciation through investment primarily in equity securities of non-U.S. issuers. Equity securities for this purpose include common stocks and equivalents, such as securities convertible into common stocks, and securities having common stock characteristics, such as rights and warrants to purchase common stocks.

For the year ended December 31, 1999, the Portfolio had a total return of 16.91% for the Class A shares and 16.68% for the Class B shares compared to 26.96% for the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 16.07% compared to 12.83% for the Index. For the ten-year period ended December 31, 1999, the average annual total return for the Class A shares was 13.21% compared to 7.01% for the Index. For the period from inception on August 4, 1989 through December 31, 1999, the average annual total return for the Class A shares was 13.21% compared to 7.35% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return of Class B shares was 16.74% compared to 13.24% for the Index.

A great deal has been written about the narrowness of the market in the U.S. and the outperformance of the "new economy" sectors (technology, telecommunications and internet) to the exclusion of the "old economy" sectors (virtually everything else). This polarization was no less true for European markets and was even more exaggerated in the Japanese market where over half of the 55% rise in the broad Tokyo Price Index ("TOPIX") was attributable to just 12 stocks. To pour salt onto the wounds of value investors, an end of year frenzy saw many Japanese technology stocks skyrocket in the final five trading days of 1999. For example Sony was up 48%
- a move which prompted the President of Sony to publicly state that he thought his company's shares were significantly overvalued.

We did an exercise comparing the seven best performing "new economy" stocks (which we don't own) with our worst seven performing "old economy" value stocks which

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE
FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICATIVE
OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE
SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN
RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.
--------------------------------------------------------------------------------
                                                  International Equity Portfolio
                                    53

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

vividly illustrates the yawning gap in valuations and hence in expectations built into the two tiers of the market. In addition, these 14 stocks alone explain virtually 100% of the difference between our performance and that of the Index in the past year.

Not owning the "magnificent seven" new economy stocks (Nokia, Ericsson, Softbank, Sony, Mannesman, Kyocera and Murata) cost 464 basis points of performance in the fourth quarter and 662 basis points for the year. The "magnificent seven" now account for over 7% of the Index and have an average price-earnings (P/E) ratio of 144 times and a price to cash flow ratio of
63.6 times.

On the other hand, our 7 worst performing stocks (Reckitt Benkiser, GUS, Iberdrola, RWE, Volkswagen, Danone and Toppan Printing) cost 339 basis points of performance for the year. These "old economy" stocks account for less than 1% of the Index and have an average P/E ratio of 19.4 times and a price to cash flow of 13 times.

However, our "old economy" down and outs actually generated more EBIT (earnings before interest and tax) and more free cash flow than the "magnificent seven" new economy stocks. This goes to illustrate the massive expectations that the market is placing on the growth rates of the "new economy" stocks and hence their vulnerability to any earnings disappointment. As the market is paying a lot for the promise of future cash flows, these new economy stocks should also be more vulnerable to higher interest rates (just like long duration bonds) although, somewhat surprisingly, the market has chosen to ignore this relationship for now.

Below are 12 Largest Contributors to TOPIX return in 1999:

                           1999RETURN    PRICE-EARNINGS RATIO
COMPANY                        (%)             (TIMES)
Hikari Tshushin               2,949             538.4
Softbank                      1,184             241.8
Matsushita Comminications       506             111.4
NTT Data                        418             349.0
NTT DoCoMo                      422             147.1
Murata                          366             119.2
Seven Eleven Japan              356             218.3
Sony                            256              63.5
Fujitsu                         195               n/a
Fuji Bank                       147               n/a
NTT                             102              44.4
Toyota                           71              44.1

In contrast, our old economy stocks are pricing in virtually no growth as they are at 18.6 times free cash flow giving a free cash flow yield of 5.3% (almost in line with the yield on European long bonds).

While we don't deny that the internet will have an impact on every sector of the economy even in the new paradigm, economy people will still drink Danone's bottled water, use Reckitt Benkiser's Lysol to clean their homes and use RWE's and Iberdrola's electricity (won't they?).

                                      NEW ECONOMY(1)  OLD ECONOMY(2)
GROWTH AT ANY PRICE                       SEVEN           SEVEN
Price/Earnings (times)                    144.1           19.4
Price/Cash Flow (times)                    63.6           13.0
Price/Free Cash Flow (times)              147.0           18.6
Market Capitalization (U.S. $billion)     706.3           92.9
Sales (U.S. $billion)                     130.6          158.2
EBIT (U.S. $billion)                       12.7           13.9
Free Cash Flow (U.S. $billion)(3)           4.8            5.0
MSCI EAFE Weighting                         7.4%           0.9%

(1) New Economy = Nokia, Ericsson, Softbank, Mannesman, Sony, Murata, Kyocera
(2) Old Economy = RWE, Iberdrola, GUS, Danone, Volkswagen, Toppan Printing, Reckitt Benkiser
(3) Free Cash Flow = Net Operating Cash Flow - Capital Expenditure
SOURCE: FACTSET, WORLDSCOPE

Every cloud has a silver lining and the extreme polarization of the markets has created more opportunities to buy good businesses at great prices (such as Cadbury Schweppes in the U.K.). The disparity between new Japan and old Japan has now grown so large that we are also finding suitable risk reward tradeoffs among the tier 3 restructuring stories and we have added positions in Toshiba, Tokyo Gas, Mitsubishi Electric, Mitsui and MEI over the fourth quarter.

The flip side is that a few of our new economy stocks (yes, we do own a few) that were value a few years ago when we bought them have now been rerated beyond our wildest expectations and we are taking profits. Mediaset, Richemont and WPP are the most notable examples.

The inevitable consequence, however, is that the Portfolio is moving further away from the benchmark and hence risk against the Index is increasing. However, hopefully as the above table illustrates, the absolute valuation risk of the Portfolio (and the risk of a nosebleed) is decreasing.

Dominic Caldecott
PORTFOLIO MANAGER

Peter Wright
PORTFOLIO MANAGER

William Lock
PORTFOLIO MANAGER

Kate Cornish-Bowden
PORTFOLIO MANAGER

Walter Riddell
PORTFOLIO MANAGER

January 2000

--------------------------------------------------------------------------------
International Equity Portfolio
                                    54

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------
 COMMON STOCKS (92.8%)
   AUSTRALIA (3.5%)
      1,641,260  Brambles Industries Ltd.................... $     45,352
      7,505,400  Fosters Brewing Group Ltd..................       21,516
  (c)10,323,920  Westpac Banking Corp.......................       71,159
      6,702,530  Woolworths Ltd.............................       23,039
                                                              -----------------
                                                                  161,066
                                                              -----------------
   BELGIUM (0.3%)
        296,046  G.I.B. Holdings Ltd........................       12,687
                                                               -----------------
   CANADA (2.7%)
   (a)1,281,239  BCT.Telus Communications, Inc..............       31,171
        563,309  BCT.Telus Communications, Inc. (A Shares)..       13,588
   (a)1,760,500  Manulife Financial Corp....................       22,481
        650,160  Potash Corp. of Saskatchewan, Inc..........       31,050
   (a)2,973,600  Renaissance Energy Ltd.....................       29,843
                                                               -----------------
                                                                  128,133
                                                               -----------------
   DENMARK (1.9%)
        529,262  Danisco A/S................................       20,650
        214,200  Den Danske Bank............................       23,505
        179,000  Novo-Nordisk A/S, Class B..................       23,765
        307,008  Unidanmark A/S, plc, Class A (Registered)..       21,627
                                                               -----------------
                                                                   89,547
                                                               -----------------
   FINLAND (0.4%)
        370,200  Huhtamaki Oyj, Series 1....................       12,543
      1,318,967  Merita Ltd., plc, Class A..................        7,780
                                                               -----------------
                                                                   20,323
                                                               -----------------
   FRANCE (13.1%)
        303,010  Alcatel....................................       69,663
     (c)861,070  Assurances Generales de France (Bearer)....       46,712
   (c)1,962,170  Aventis S.A................................      114,163
        531,000  Banque Nationale de Paris..................       49,046
     (c)238,932  Cie de Saint-Gobain........................       44,981
     (c)371,824  France Telecom.............................       49,228
        357,281  Groupe Danone..............................       84,302
   (c)1,149,753  Total Fina, Class B........................      153,614
                                                              -----------------
                                                                  611,709
                                                              -----------------
   GERMANY (5.2%)
        460,300  BASF AG....................................       24,089
   (c)1,023,060  Bayer AG...................................       48,692
   (c)1,649,168  RWE AG.....................................       65,686
        506,740  Schering AG................................       61,316
      2,324,400  Viag AG....................................       43,431
                                                              -----------------
                                                                  243,214
                                                              -----------------
   HONG KONG (1.6%)
      9,979,920  Hong Kong Electric Holdings Ltd............       31,197
     14,865,155  Hong Kong Land Holdings Ltd................       22,001
      2,946,100  Swire Pacific Ltd., Class A................       17,396
      6,002,500  Swire Pacific Ltd., Class B................        5,289
                                                              -----------------
                                                                   75,883
                                                              -----------------
                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------
   ITALY (2.8%)
   (c)2,572,130  Mediaset S.p.A............................. $     40,045
     14,826,547  Telecom Italia S.p.A. (RNC)................       90,450
                                                              -----------------
                                                                  130,495
                                                              -----------------
   JAPAN (18.0%)
   (c)3,524,000  Aisin Seiki Co., Ltd.......................       48,398
      1,579,000  Asahi Chemical Industry Co., Ltd...........        8,109
      1,033,000  Canon, Inc.................................       41,025
        325,000  Chudenko Corp..............................        4,937
      1,844,000  Daibiru Corp...............................       11,364
      1,772,000  Daiichi Pharmaceutical Co., Ltd............       23,036
        379,000  Eisai Co., Ltd.............................        7,285
   (c)1,685,000  Fuji Photo Film Ltd........................       61,480
      4,106,000  Hitachi Ltd................................       65,870
          3,343  Japan Tobacco, Inc.........................       25,572
        751,000  Kao Corp...................................       21,414
        899,000  Matsushita Electric Industrial Co., Ltd....       24,887
      2,290,000  Mitsubishi Electric Corp...................       14,784
      1,270,000  Mitsui & Co., Ltd..........................        8,882
   (c)3,859,000  Nichido Fire & Marine Insurance Co.,Ltd....       22,196
          8,432  Nippon Telegraph & Telephone Corp. (NTT)...      144,341
        763,000  Ono Pharmaceutical Co., Ltd................       20,450
      1,205,000  Pioneer Electric Corp......................       31,825
        126,000  Sankyo Co., Ltd............................        2,588
      4,750,000  Shionogi & Co., Ltd........................       57,662
   (c)6,812,000  Sumitomo Marine & Fire Insurance Co., Ltd..       41,979
        392,500  Takefuji Corp..............................       49,106
      1,740,000  Tokyo Gas Co., Ltd.........................        4,238
   (c)6,006,000  Toppan Printing Co., Ltd...................       59,925
      2,415,000  Toshiba Corp...............................       18,426
        599,000  Yamanouchi Pharmaceutical Co., Ltd.........       20,918
                                                              -----------------
                                                                  840,697
                                                              -----------------
   NETHERLANDS (5.5%)
      1,074,100  Akzo Nobel N.V.............................       53,937
        221,258  Buhrmann N.V...............................        3,335
        812,600  CSM N.V....................................       17,371
        826,060  Hollandsche Beton Groep N.V................        7,913
        880,500  ING Groep N.V..............................       53,218
        540,078  Philips Electronics N.V....................       73,519
        486,000  Royal KPN N.V..............................       47,487
                                                              -----------------
                                                                  256,780
                                                              -----------------
   NEW ZEALAND (0.4%)
      7,869,900  Lion Nathan Ltd............................       18,299
                                                              -----------------
   PORTUGAL (0.4%)
      1,182,216  Cimpor SGPS................................       19,669
                                                              -----------------
   SINGAPORE (1.8%)
     17,707,337  Jardine Strategic Holdings, Inc............       35,238
      5,267,328  United Overseas Bank Ltd. (Foreign)........       46,490
                                                              -----------------
                                                                   81,728
                                                              -----------------
   SPAIN (3.4%)
      6,100,210  Iberdrola..................................       84,640

     The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                  International Equity Portfolio
                                    55

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------

   SPAIN (CONT.)
 (a,c)2,936,792  Telefonica................................. $     73,440
                                                             -----------------
                                                                  158,080
                                                             -----------------
   SWEDEN (2.6%)
      2,583,550  ForeningsSparbanken AB.....................       38,034
   (c)5,853,590  Nordbanken Holding AB......................       34,469
   (c)1,716,866  Svenska Cellulosa AB, Class B..............       50,954
                                                             -----------------
                                                                  123,457
                                                             -----------------
   SWITZERLAND (7.3%)
         22,221  Cie Financiere Richemont AG, Class A.......       53,057
         25,820  Forbo Holding AG (Registered)..............       12,168
         37,461  Holderbank Financiere Glarus AG,
                  Class B (Bearer)..........................       51,313
         49,225  Nestle (Registered)........................       90,223
         13,744  Schindler Holding AG (Participating
                  Certificates).............................       22,021
         22,355  Sulzer AG (Registered).....................       14,538
        112,470  Swisscom AG (Registered)...................       45,511
        194,955  UBS AG (Registered)........................       52,674
                                                             -----------------
                                                                   341,505
                                                             -----------------
   UNITED KINGDOM (21.9%)
      8,546,770  Allied Domecq plc..........................        42,240
      2,028,300  Allied Zurich plc..........................        23,898
      1,086,200  AstraZeneca Group plc......................        45,051
      4,342,500  BAA plc....................................        30,509
        328,683  Bass plc...................................         4,090
   (a)7,473,709  BG Group plc...............................        48,283
      8,987,519  Blue Circle Industries plc.................        52,220
      2,759,800  British Telecommunications plc.............        67,439
      2,642,307  BTR plc....................................        14,382
      8,018,100  Bunzl plc..................................        44,030
      1,882,105  Burmah Castrol plc.........................        34,349
      7,708,700  Cadbury Schweppes plc......................        46,564
        121,100  Carlton Communications plc.................         1,179
      2,933,600  CGU plc....................................        47,262
      7,000,960  Great Universal Stores plc.................        40,932
      4,166,901  Imperial Tobacco Group plc.................        34,323
      5,026,451  John Mowlem & Co. plc......................         9,579
      3,987,520  National Westminster Bank plc..............        85,655
      2,589,200  Premier Farnell plc........................        19,278
      6,151,666  Reckitt Benckiser plc......................        57,675
      2,670,600  RMC Group plc..............................        36,663
      3,167,803  Royal & Sun Alliance Insurance Group plc...        24,123
      8,801,770  Sainsbury (J) plc..........................        49,648
      5,440,000  Scottish Hydro-Electric plc................        43,425
      2,989,960  Tate & Lyle plc............................        19,220
      3,314,150  Wolseley plc...............................        25,412
      4,816,396  WPP Group plc..............................        76,311
                                                             -----------------
                                                                 1,023,740
                                                             -----------------
 TOTAL COMMON STOCKS (Cost $3,438,811)                           4,337,012
                                                             -----------------


                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------

 PREFERRED STOCKS (0.9%)
   GERMANY (0.9%)
      1,235,130  Volkswagen AG(Cost $29,614)................ $      39,854
                                                              -----------------
        FACE
       AMOUNT
       (000)
------------------------
 FIXED INCOME SECURITIES (0.1%)
   UNITED KINGDOM (0.1%)
 $        1,052  BG Transco Holdings plc, 7.06%,
                  12/14/09, (Floating Rate).................         1,651
          1,052  BG Transco Holdings plc, 4.19%.
                  12/14/22, (Floating Rate).................         1,709
          1,052  BG Transco Holdings plc, 7.00%, 12/16/24...         1,695
                                                              -----------------
TOTAL FIXED INCOME SECURITIES (Cost $5,141).................         5,055
                                                              -----------------
TOTAL FOREIGN SECURITIES (93.8%)(Cost $3,473,566)...........     4,381,921
                                                              -----------------
SHORT-TERM INVESTMENTS (8.9%)

SHORT-TERM INVESTMENTS HELD FOR COLLATERAL ON LOANED SECURITIES (4.4%)
          8,150  Australia New Zealand Bank, N.Y.,
                  Yankee CD, 6.67%, 1/27/00.................         8,150
          2,750  Baltimore Gas and Electric, MTN,
                  6.56%, 1/14/00............................         2,750
          6,000  Banco Pop Di Milano, N.Y., Yankee CD,
                  6.37%, 1/31/00............................         6,000
          8,250  Bank of Montreal Chicago, Yankee CD,
                  4.95%, 1/26/00............................         8,250
          6,100  Bank of Nova Scotia, Toronto, Time
                  Deposit, 4.50%, 1/3/00....................         6,100
          6,100  Barclays Nassau,5.00%, 1/3/00..............         6,100
          5,994  Bayerische Landesbank, N.Y., Yankee CD,
                  6.49%, 1/13/00............................         5,994
         40,000  Bear Stearns Repo, 4.53%, dated 12/31/99,
                  due 1/03/00 to be repurchased at $40,015,
                  collaterlaized by U.S. Agency Mortgages
                  having various maturities and interest
                  rates valued at $40,800...................        40,000
          5,000  Bear Stearns, CP, 4.90%, 1/23/00...........         5,000
          7,457  British Aerospace North America, CP,
                  6.69%, 1/20/00............................         7,457
          6,100  Credit Suisse, G.C., TD, 5.00%, 1/3/00.....         6,100
         39,655  CS First Boston Repo, 3.75%, dated
                  12/31/99, due 1/03/00 to be repurchased
                  at $39,667, collaterlaized by U.S. Agency
                  Mortgages having various maturities and
                  interest rates valued at $40,448..........        39,655
          6,744  Deutsche Bank N.Y., 6.49%, 1/13/00.........         6,744
          6,100  Fifth Third Bank, G.C., TD, 5.00%, 1/3/00..         6,100
          5,946  General Electric Credit, CP, 6.24%,
                  2/18/00...................................         5,947

     The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
International Equity Portfolio
                                    56

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO (CONT.)

           FACE
          AMOUNT                                                  VALUE
          (000)                                                   (000)
-------------------------------------------------------------------------------
 SHORT-TERM INVESTMENTS HELD FOR COLLATERAL ON LOANED
 SECURITIES (CONT.)
 $        6,100  Natwest Bank, N.A., Nassau, TD,
                  4.50%, 1/3/00............................. $       6,100
          7,500  Societe Generale, N.Y., Yankee CD, 4.75%...         7,500
          6,100  Sun Trust Bank, Atlanta, TD, 4.50%,
                  1/3/00....................................         6,100
          8,150  Svenska Handelsbank, N.Y., Yankee CD,
                  6.67%, 1/27/00............................         8,150
          5,995  Toyota Motor Credit Corp., MTN,
                  6.11%, 4/10/00............................         5,995
          6,097  UBS Finance (Delaware), Inc., CP,
                  5.00%, 1/3/00.............................         6,098
          6,100  Westdeutsche Landesbank G.C., TD,
                  9.50%, 12/15/03...........................         6,100
                                                             -------------------
 TOTAL SECURITIES HELD FOR COLLATERAL ON LOANED
  SECURITIES................................................       206,390
                                                             -------------------
   REPURCHASE AGREEMENT (1.4%)
         65,751  Chase Securities, Inc., 2.60%, dated
                  12/31/99, due 1/03/00, to be repurchased
                  at $65,765, collateralized by U.S. Treasury
                  Notes, 6.125%, due 12/31/01, valued at
                  $67,098...................................        65,751
                                                             -------------------
   TIME DEPOSIT (3.1%)
        136,598  Euro Time Deposit,1/04/00..................       144,523
                                                             -------------------
TOTAL SHORT-TERM INVESTMENTS (Cost $416,664)................       416,664
                                                             -------------------
FOREIGN CURRENCY (1.4%)
GBP         655  British Pound..............................         1,058
EUR      62,133  European Monetary Unit.....................        62,652
JPY          66  Japanese Yen...............................             1
                                                             -------------------
TOTAL FOREIGN CURRENCY (Cost $63,620).......................        63,711
                                                             -------------------
TOTAL INVESTMENTS (104.1%) (Cost $3,953,850)................     4,862,296
                                                             -------------------
OTHER ASSETS (1.3%)
 Cash..................................  $ 41,986
 Receivable for Portfolio Shares Sold..     8,504
 Dividends Receivable..................     6,660
 Foreign Withholding Tax
  Reclaim Receivable...................     4,466
 Interest Receivable...................     1,265
 Other.................................       225                   63,106
                                       -------------------
LIABILITIES (-5.4%)
 Collateral on Loaned Securities.......  (206,390)
 Net Unrealized Loss on Foreign
  Currency Exchange Contracts..........   (25,526)
 Payable for Portfolio Shares Redeemed.   (11,568)
 Investment Advisory Fees Payable......    (8,757)
 Administrative Fees Payable...........      (591)
 Custodian Fees Payable................      (519)
 Directors' Fees and Expenses Payable..      (243)
 Distribution Fees Payable.............       (23)
 Other Liabilities.....................      (376)                (253,993)
                                        ------------------   -----------------
NET ASSETS (100%)........................................... $   4,671,409
                                                             =================
                                                                    VALUE
                                                                    (000)
-------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital............................................. $   3,706,992
Distributions in Excess of Net Investment Income............        (1,460)
Accumulated Net Realized Gain...............................        83,095
Unrealized Appreciation on Investments and Foreign
 Currency Translations......................................       882,782
                                                             -------------------
NET ASSETS.................................................. $   4,671,409
                                                             ===================
CLASS A:
NET ASSETS.................................................. $   4,630,035
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Applicable to 235,967,713 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).................... $       19.62
                                                             ===================
CLASS B:
NET ASSETS.................................................. $      41,374
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
 Applicable to 2,113,580 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)....................        $19.58
                                                             ===================

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver or is to receive foreign currency as indicated below:

     CURRENCY                                   IN                       NET
        TO                                   EXCHANGE                 UNREALIZED
     DELIVER           VALUE   SETTLEMENT       FOR        VALUE         LOSS
      (000)            (000)      DATE         (000)       (000)         (000)
------------------   --------- ---------- --------------- ---------  -----------
  JPY   8,850,000    $ 86,885    1/21/00    EUR    68,702  $ 69,386    $(17,499)
  GBP      85,000     137,242    5/30/00    EUR   133,260   135,854      (1,388)
  JPY  11,000,000     112,653    9/27/00    EUR   103,158   106,014      (6,639)
                     ---------                             --------    ---------
                     $336,780                              $311,254    $(25,526)
                     =========                             ========    =========

--------------------------------------------------------------------------------

(a) -- Non-income producing
(c) -- All or a portion of security on loan at December 31, 1999 See Note A-10 to financial statements.
CD  -- Certificate of Deposit
CP  -- Commercial Paper
MTN -- Medium Term Note
RNC -- Non-Convertible Savings Shares
TD  -- Time Deposit
Floating Rate --Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1999.

--------------------------------------------------------------------------------
SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                               VALUE          PERCENT OF
SECTOR                                         (000)          NET ASSETS
-------------------------------------------------------------------------------
Capital Equipment.....................    $  218,372             4.7%
Consumer Goods........................     1,235,896            26.4
Energy................................       500,331            10.7
Finance...............................       794,769            17.0
Materials.............................       503,286            10.8
Multi-Industry........................        75,208             1.6
Services..............................     1,054,059            22.6
                                          ----------            -----
                                          $4,381,921            93.8%
                                          ==========            =====

     The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                  International Equity Portfolio
                                    57

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------
                          [CHART]

Other                      (5.6%)
United Kingdom            (19.1%)
Switzerland                (6.4%)
Sweden                     (3.1%)
Spain                      (2.5%)
Singapore                  (2.2%)
Portugal                   (1.7%)
New Zealand                (0.1%)
Netherlands                (3.9%)
Australia                  (2.7%)
Denmark                    (0.4%)
Finland                    (1.5%)
France                     (9.7%)
Germany                    (6.1%)
Hong Kong                  (1.6%)
Ireland                    (0.7%)
Italy                      (4.0%)
Japan                     (28.7%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
---------------------------------------------------------------
                                                    [GRAPH]

             INTERNATIONAL       INTERNATIONAL
            MAGNUM PORTFOLIO-   MAGNUM PORTFOLIO-   MSCI EAFE
                CLASS A             CLASS B          INDEX(1)
3/15/96*       $500,000            $500,000          $100,000
12/31/96      __________          __________       ___________
12/31/97      __________          __________       ___________
12/31/99       $773,130            $153,121          $816,101

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The MSCI EAFE Index value at December 31, 1999 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1999 would be $163,221.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EAFE INDEX(1)
-------------------------------------------

                         TOTAL RETURNS(2)
                        -----------------
                                 AVERAGE
                                 ANNUAL
                          ONE     SINCE
                         YEAR   INCEPTION
                        ------  ---------
PORTFOLIO -- CLASS A..   24.87%   12.16%
PORTFOLIO -- CLASS B..   24.58    11.87
INDEX.................   26.96    14.09

1. The MSCI EAFE Index is an unmanaged index of common stocks in Europe, Australasia and the Far East (includes dividends net of withholding taxes).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Magnum Portfolio seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers in accordance with the EAFE country weightings determined by the Adviser. The EAFE countries in which the Portfolio will invest are those comprising the Morgan Stanley Capital International (MSCI) EAFE Index (the `Index"), which includes Australia, Japan, New Zealand, most nations located in Western Europe, and certain developed countries in Asia.

For the year ended December 31, 1999, the Portfolio had a total return of 24.87% for the Class A shares and 24.58% for the Class B shares compared to 26.96% for the Index. For the period from inception on March 15, 1996 through December 31, 1999, the average annual total return for the Class A shares was 12.16% and 11.87% for the Class B shares compared to 14.09% for the Index.

The theme for 1999 was global recovery, with the fourth quarter being the main driver of performance for EAFE markets as two thirds of the Index's 26.96% appreciation gained during that period. However, the strong returns of the fourth quarter came from a narrow market with "new economy" companies in the technology and tele-communications sectors enjoying superior returns, while traditional cyclical and defensive names languished. The commencement of global economic healing after a turbulent 1998, as well as numerous interest rate cuts helped to boost most international developed markets in the first half of the year. Although central banks reversed policy taking back these decreases in response to faster than expected growth during the second half, this did not have an appreciable effect on the markets. International markets surpassed the results of the U.S. market for the first time since 1994 as strong global growth propelled these markets which are earlier in their economic cycles relative to the U.S.

Japan enjoyed spectacular performance during the year thanks to continued economic recovery, corporate restructuring and supportive fiscal policies.
The market saw record buying by foreign as well as domestic retail investors, particularly during the fourth quarter. The release of second quarter GDP (up 0.9%) in September after an impressive first quarter rise of 8% was an important
-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

-------------------------------------------------------------------------------
International Magnum Portfolio

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         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

catalyst for many international investors to deploy assets into the region as underweight Japan global accounts scrambled to increase their positions given the increasing momentum in the economy. Much of 1999 was the year of the exporter with companies such as Sony, Nintendo and Hitachi enjoying record appreciation. The exporters were seemingly invulnerable, rising in the face of the yen's 14% appreciation relative to the U.S. dollar during the year. The fourth quarter saw the market's narrow focus on technology/ telecommunications/internet in lockstep with the global phenomenon. Seldom have so many mega-cap stocks produced such outsized gains as they did during most of 1999.

For European markets, the year proved to be one of extremes with the first and fourth quarters dominated by the strength of large cap growth names, while the middle of the year saw value's reemergence. Europe's newly introduced single currency, the euro, weakened 15%, reaching a level below parity before finishing the year at 1.01 to the U.S. dollar. All of the gains seen in Europe during 1999 took place during the fourth quarter as the surge of telecommunications and technology gave way to a narrow market driven by companies such as Nokia, Ericsson, Vodafone and Mannesmann. Despite a strong fourth quarter, Europe lagged all other developed market regions for the year as the core economies in that region struggled with sluggish growth, unemployment and weakening currencies relative to the U.S. dollar. The less-than-dramatic European recovery witnessed during the first half of the year gave way to stronger results during the second half as supportive fiscal policies, continued global healing and accelerated export growth driven by a falling Euro, helped Europe enjoy stronger earnings growth. The continuation of mergers and acquisition activity in 1999 added fuel to markets as deals reached an unprecedented level, surpassing the $1 trillion mark.

The markets of non-Japan Asia enjoyed solid returns for the year fuelled by economic revival, plentiful liquidity, positive current account balances and low interest rates. Hong Kong and Singapore benefited from an increase in exports due to competitive currencies vis-a-vis the Japanese yen, while the rise of oil prices benefited Australia and New Zealand. The MSCI Pacific ex-Japan Index appreciated 42.6% in U.S. dollar terms (+38.7% in local currency terms) during 1999.

Against this backdrop the Portfolio enjoyed strong absolute returns during 1999, but failed to beat its Index due to the difficult environment for value investors during the last quarter of the year. For the three months ended December 31, 1999, the Portfolio had a total return of 11.69% for the Class A shares and 11.65% for the Class B shares compared to 16.99% for the Index.

INVESTMENT STRATEGY & ATTRIBUTION
The Portfolio began the year underweight compared to the Index in all regions (Europe 70% compared to 73%, Japan 18% compared to 21%, Asia 3% compared to 6%). Early in the year we steadily increased our allocation to Japan from underweight to neutral and then to overweight, while decreasing exposure to Europe. We also increased exposure to Asia ex-Japan beginning in the second quarter to put the Portfolio in a neutral stance, and again in the fourth quarter to be overweight relative to the Index. At year end, we maintained the following positions: Europe 59.1% compared to 66.6%, Japan 28.7% compared to 27.4%, Asia 3.8% compared to 6.0%. These strategies proved to be successful as Japan and Asia were the relative outperformers, gaining 61.5% and 42.6%, respectively, while Europe underperformed, appreciating 15.9% as compared to the Index rise of 27.0%.

During the first three quarters, European stock selection was strong. Our overweight to the consumer goods and capital equipment industries, both of which surged on signs of economic recovery, contributed to Portfolio results. However, this strategy negatively impacted the Portfolio during the fourth quarter when growth stocks rose at the expense of value. Portfolio underperformance is attributable primarily to results seen during the fourth quarter which was characterized by a narrow market favoring the technology and telecommunication sectors, especially within Europe. Our attention to valuation caused us to be underweight in these sectors. Not owning "New Economy" companies such as telecommunication giants Nokia, Ericsson and Siemens which had extraordinary appreciation, significantly impacted results. Simultaneously, the Portfolio's overweight to beverages & tobacco as well as food & household products also detracted from returns. Specific consumer staples which detracted from results included Great Universal Stores which suffered due to the trend toward internet shopping as well as difficulty in competing with discount stores, and Nestle and Diageo which suffered from disappointing earnings.

Additionally, our avoidance of Japanese bank stocks impacted overall results as this sector surged in response to several merger announcements in October. Since the Portfolio's inception, we have not held Japanese banks given their high level of nonperforming loans. We have, however, seen signs of recovery in this sector and will begin selectively adding Japanese banks to the Portfolio.

------------------------------------------------------------------------------
                                                International Magnum Portfolio

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         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

Factors contributing to performance during the year included the Portfolio's overweight to global franchise blue chip Japanese exporters such as Sony, Kyocera and Fujitsu which benefited first from the yen's weakness, and later from the rise of technology oriented companies. Additionally, U.K. media oriented companies (WPP, Capital Radio) benefited from the continued growth of the internet, adding to performance, while our telecommunication names (British Telecom, Deutsche Telekom, Telefonica) rode the wave of the telecommunication mania.

OUTLOOK
We believe that international equities are likely to continue the trend seen in the fourth quarter, and should outperform the U.S. during the next six months. Economies within the EAFE universe should continue to strengthen and earnings growth is expected to accelerate as these markets are behind the U.S. in their economic cycle. In the long-term we look to Japan to lead international markets, as the cyclical recovery seen during 1999 seems to be turning into a secular recovery for 2000. Europe looks poised to benefit from the continuation of supportive fiscal policies, the M&A trend as well as a broadening of the market. Asia ex-Japan should see a transition from the liquidity driven rally seen over the past year, into an earnings-driven phase as corporate restructuring and government reform continue and the consumer begins to play an increasingly active role thanks to hefty stock market gains from the past year, falling unemployment and low inflation and interest rates.

In 2000, Europe looks poised to post the sixth consecutive year of double digit returns, with growth surpassing the U.S. which is later in the economic cycle. Interest rates in Europe, though expected to rise, should remain supportive. Drivers of European GDP growth include deregulation, declining tax rates, and increased capital investment. The European macro backdrop is favorable to value-style investing as core economies are firmly in a recovery, and restructuring continues due to global competition. Managements' desire to steer companies in a global direction should drive the Merger & Acquisition (M&A) trend. This should be further aided by the entrenchment of a single European market with barriers such as governments' defense of local companies from outside predators decreasing. As these obstacles disappear, cross border deals will likely increase aided by the move toward a pan-European stock exchange. Additionally, as the European equity culture evolves, corporate leaders are forced to respond to shareholder demands of higher returns by aggressively pursuing mergers, downsizing and restructuring in an attempt to gain profitability through core competencies.

We expect to see a broadening of market leadership beyond the technology and telecommunication sectors in 2000. Valuations have become extended to an unprecedented level, and the companies in these sectors would have to deliver exceptional revenue growth to justify their current valuations. We recognize that technological innovations and their impact on economies are not passing trends, and plan to capitalize on their growth. We are exploring opportunities in reasonably valued companies which should benefit from the continued prominence of technology industries. These include media companies engaged in internet advertising, infrastructure companies, internet service providers and e-commerce enablers.

We expect Japan to outperform other EAFE regions in the coming year. During the last six months evidence of a secular recovery in the Japanese economy has begun to mount, with low inventory levels and improvement in retail sales. An additional supplementary budget amounting to 3% of GDP was announced in November and will take effect in April, further boosting the economy. Continued recovery in Asia should benefit Japan as over 40% of its exports go to Asia. We are finding remarkable value in leading Japanese companies which have been restructured, have highly focused management and where real earnings momentum are beginning to show significant promise on a sustainable basis. While most of 1999's recovery was based on a cyclical upturn, we believe our assumptions of a secular recovery will likely reward domestic and economic sensitive stocks which are at highly attractive valuations relative to the "New Economy" companies.

The Japanese market should benefit from over $400 billion in bonds maturing over the next 12-15 months which will be available for reinvestment. The consumer will play an increasingly important economic role in 2000 as stabilizing unemployment, improving consumer spending (which accounts for 60% of GDP) and a high savings rate help drive domestic investors into the market. Foreign buyers should also continue to enter Japan thanks to cheap valuations relative to other developed markets. Japan is poised to benefit from the digital revolution with companies like Sony and Nintendo enjoying market leadership in the DVD and digital internet connectivity industries.

We remain optimistic about developed Asian markets as we begin the new millennium. The liquidity driven rally seen in 1999 should transition into an earnings-driven phase of the bull market. Asia's earnings revision and industrial activity growth seem to be mapping to a "V" shaped recovery, with top line growth increasing while restructuring activity continues. Moreover, positive current account balances are providing some measure of defense

-------------------------------------------------------------------------------
International Magnum Portfolio
                                    60

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------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

against rising U.S. rates, and in turn, rising local rates. The baton of growth should now pass to consumers who have been fattened by hefty stock market gains, a high savings rate, falling unemployment, and low inflation and interest rates. In fact, there have already been signs that locals have begun to drive the market with the MSCI Singapore Index returning 99% compared to the Singapore Free Index (securities open to foreign investors) rising 60% for the year. Export sectors should also benefit from global healing as well as from more competitive currencies vis-a-vis the yen, increased intra-Asian trade and the rise of global electronics demand.

Francine J. Bovich
PORTFOLIO MANAGER

January 2000

------------------------------------------------------------------------------
                                                International Magnum Portfolio
                                   61

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------
 COMMON STOCKS (92.2%)
   AUSTRALIA (2.7%)
      14,700  AMP Ltd....................................... $         162
       7,250  Brambles Industries Ltd.......................           200
      39,500  Broken Hill Proprietary Co., Ltd..............           518
      49,800  Coca-Cola Amatil Ltd..........................           136
      31,100  Commonwealth Bank of Australia................           535
     142,100  Fosters Brewing Group Ltd.....................           407
      17,910  Lend Lease Corp., Ltd.........................           251
  (a)162,000  Macquarie Corporate Telecommunications
               Holdings Ltd.................................           264
      43,030  National Australia Bank Ltd...................           658
      65,650  News Corp., Ltd...............................           637
     324,200  Normandy Mining Ltd...........................           230
      75,500  Qantas Airways Ltd............................           188
      29,900  Rio Tinto Ltd.................................           642
     121,400  Telstra Corp., Ltd............................           659
      60,500  Westpac Banking Corp..........................           417
                                                             ------------------
                                                                     5,904
                                                             ------------------
   DENMARK (0.4%)
       5,850  Novo-Nordisk A/S, Class B.....................           777
                                                             ------------------
   FINLAND (1.5%)
      10,423  KCI Konecranes International..................           401
      17,040  Kone Oyj, Class B.............................           840
     181,470  Merita Ltd., Class A..........................         1,071
      28,680  Sampo Insurance Co., plc,  Class A............         1,004
                                                             ------------------
                                                                     3,316
                                                             ------------------
   FRANCE (9.7%)
       4,750  Alcatel Alsthom...............................         1,092
      58,657  Aventis S.A...................................         3,413
       8,600  Axa...........................................         1,200
       9,350  Banque Nationale de Paris.....................           864
       3,901  Cie de Saint Gobain...........................           734
      28,672  Cie Generale des Establissements Michelin,
               Class B......................................          1,128
      60,310  CNP Assurances................................          2,223
      13,650  France Telecom................................          1,807
       5,050  Groupe Danone.................................          1,192
      23,010  Pernod Ricard.................................          1,318
      25,910  Schneider.....................................          2,036
      31,957  Total Fina, Class B...........................          4,270
                                                             ------------------
                                                                     21,277
                                                             ------------------
   GERMANY (4.0%)
      12,440  Adidas-Salomon AG.............................            935
      27,520  BASF AG.......................................          1,440
      10,890  Bayerische Hypo Uno Vereinsbank AG............            744
        (a)1  Celanese AG...................................             --
      33,600  Deutsche Telekom AG...........................          2,367
       4,710  Mannesmann AG.................................          1,142
      10,805  Schering AG...................................          1,307
      14,930  Volkswagen AG.................................            843
                                                             ------------------
                                                                      8,778
                                                             ------------------
                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------
   HONG KONG (1.6%)
      60,700  Asia Satellite Telecommunications
               Holdings Ltd................................. $         192
     124,000  Cable & Wireless HKT Ltd......................           358
      95,000  Cathay Pacific Airways Ltd....................           169
      41,400  Cheung Kong Holdings Ltd......................           526
      69,200  China Telecom Ltd.............................           433
     135,000  Hong Kong & China Gas Co., Ltd................           185
      55,100  Hutchison Whampoa Ltd.........................           801
      74,600  Li & Fung Ltd.................................           187
      24,600  SmarTone Telecommunications Holdings Ltd......           119
      35,000  Sun Hung Kai Properties Ltd...................           365
      17,200  Swire Pacific Ltd., Class A...................           101
      25,000  Television Broadcasts Ltd.....................           170
                                                             ------------------
                                                                     3,606
                                                             ------------------
   IRELAND (0.7%)
     192,680  Bank of Ireland                                        1,535
                                                             ------------------
   ITALY (4.0%)
      75,865  Banca Popolare Di Bergamo S.p.A.                       1,756
   (a)81,400  Enel S.p.A.                                              342
      99,900  Marzotto (Gaetano) & Figli S.p.A.                        715
     154,390  Mediaset S.p.A.                                        2,404
     106,920  Telecom Italia Mobile S.p.A.                           1,196
     113,300  Telecom Italia S.p.A. (RNC)                            1,599
     158,960  UniCredito Italiano S.p.A.                               782
                                                             ------------------
                                                                     8,794
                                                             ------------------
   JAPAN (28.7%)
      25,500  Aiwa Co., Ltd.................................           529
      83,000  Amada Co., Ltd................................           454
      19,000  Bank of Tokyo-Mitsubushi Ltd..................           265
      50,000  Canon, Inc....................................         1,986
      86,000  Casio Computer Co., Ltd.......................           715
      51,000  Dai Nippon Printing Co., Ltd..................           813
     161,000  Daicel Chemical Industries Ltd................           449
      94,000  Daifuku Co., Ltd..............................           543
      82,000  Daikin Industries Ltd.........................         1,115
      16,900  FamilyMart Co., Ltd...........................         1,124
      25,000  Fuji Machine Manufacturing Co.................         2,015
      40,000  Fuji Photo Film Ltd...........................         1,459
      54,000  Fujitec Co., Ltd..............................           541
      67,000  Fujitsu Ltd...................................         3,054
      77,000  Furukawa Electric Co..........................         1,167
      50,000  Hitachi Credit Corp...........................         1,015
     131,000  Hitachi Ltd...................................         2,102
      10,000  House Foods Corp..............................           152
     108,000  Kaneka Corp...................................         1,381
      36,000  Kurita Water Industries Ltd...................           572
      12,700  Kyocera Corp..................................         3,292
      33,000  Kyudenko Corp., Ltd...........................           116
      39,000  Lintec Corp...................................           423
      68,000  Matsushita Electric Industrial Co., Ltd.......         1,882
      73,000  Minebea Co., Ltd..............................         1,252
      95,000  Mitsubishi Chemical Industries................           335
      57,000  Mitsubishi Estate Co., Ltd....................           556

  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
International Magnum Portfolio
                                   62


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         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------
   JAPAN  (CONT.)
     236,000  Mitsubishi Heavy Industries Ltd............... $         787
      10,000  Mitsubishi Logistics Corp.....................            64
      44,000  Mitsumi Electric Co., Ltd.....................         1,377
     109,000  NEC Corp......................................         2,596
      43,000  Nifco, Inc....................................           513
      13,600  Nintendo Corp., Ltd...........................         2,259
      12,000  Nippon Meat Packers, Inc......................           156
         136  Nippon Telegraph & Telephone Corp. (NTT)......         2,328
     178,000  Nissan Motor Co., Ltd.........................           700
      18,000  Nissei Sangyo.................................           248
      43,000  Nissha Printing Co., Ltd......................           257
      32,000  Ono Pharmaceutical Co., Ltd...................           858
      94,000  Ricoh Co., Ltd................................         1,771
      26,700  Rinnai Corp...................................           496
       5,000  Rohm Co.......................................         2,054
      22,000  Ryosan Co.....................................           547
      16,000  Sangetsu Co., Ltd.............................           336
      52,000  Sankyo Co., Ltd...............................         1,068
     123,000  Sanwa Shutter Corp............................           457
     105,000  Sekisui Chemical Co...........................           465
      84,000  Sekisui House Co., Ltd........................           744
      93,000  Shin-Etsu Polymer Co., Ltd....................           546
      14,200  Sony Corp.....................................         4,209
      59,000  Suzuki Motor Co., Ltd.........................           860
      15,000  TDK Corp......................................         2,070
      20,000  Tokyo Electric Power Co., Inc.................           536
     233,000  Toshiba Corp..................................         1,778
      31,000  Toyota Motor Corp.............................         1,501
     108,000  Tsubakimoto Chain Co..........................           396
      64,000  Yamaha Corp...................................           416
      34,000  Yamanouchi Pharmaceutical Co., Ltd............         1,187
                                                             ------------------
                                                                    62,887
                                                             ------------------
   NETHERLANDS (3.9%)
      44,935  Akzo Nobel N.V................................         2,256
      36,670  ING Groep N.V.................................         2,216
      14,013  Koninklijke (Royal) Philips Electronics N.V...         1,908
       8,795  Koninklijke KPN N.V...........................           859
      74,050  Laurus N.V....................................         1,337
                                                             ------------------
                                                                     8,576
                                                             ------------------
   NEW ZEALAND (0.1%)
      55,500  Telecom Corp. of New Zealand Ltd..............           261
                                                             ------------------
   PORTUGAL (1.7%)
     150,550  Banco Commercial Portugues (Registered).......           837
     100,740  Electricidade de Portugal S.A.................         1,760
      70,120  Telecel Comunicacoes Pessoais S.A.............         1,224
                                                             ------------------
                                                                     3,821
                                                             ------------------
   SINGAPORE (2.2%)
   (a)15,000  Chartered Semiconductor Manufacturing Ltd.....            82
      (a)600  Chartered Semiconductor Manufacturing
               Ltd. ADR.....................................            44
      54,000  City Developments Ltd.........................           316

                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------
      52,965  DBS Group Holdings Ltd........................ $         868
      81,000  Natsteel Electronics Ltd......................           428
     135,000  Neptune Orient Lines Ltd. (Foreign)...........           181
      37,800  Oversea-Chinese Banking Corp. (Foreign).......           347
      54,816  Overseas Union Bank Ltd. (Foreign)............           321
      36,000  Sembcorp Logistics Ltd........................           146
      33,000  Singapore Airlines Ltd........................           375
      20,000  Singapore Press Holdings Ltd..................           434
     173,000  Singapore Telecommunications Ltd..............           357
      33,792  United Overseas Bank Ltd. (Foreign)...........           298
      45,000  Venture Manufacturing Ltd.....................           516
                                                             ------------------
                                                                     4,713
                                                             ------------------
   SPAIN (2.5%)
      11,435  Banco Popular Espanol S.A.....................           747
      74,500  Banco Santander Central Hispano S.A...........           844
      76,690  Endesa S.A....................................         1,524
   (a)97,841  Telefonica S.A................................         2,447
                                                             ------------------
                                                                     5,562
                                                             ------------------
   SWEDEN (3.1%)
      40,490  Autoliv, Inc. SDR.............................         1,187
      95,390  ForeningsSparbanken AB........................         1,404
      81,510  Nordbanken Holding AB.........................           480
      29,470  Scandic Hotels AB.............................           274
      61,080  Svedala Intrustri AB..........................         1,122
      22,260  Svenska Cellulosa AB, Class B.................           661
     127,660  Svenska Handelsbanken,  Class A...............         1,609
                                                             ------------------
                                                                     6,737
                                                             ------------------
   SWITZERLAND (6.4%)
       1,303  Cie Financiere Richemont AG, Class A..........         3,111
       1,242  Holderbank Financiere Glarus AG,
               Class B (Bearer).............................         1,701
       2,850  Nestle (Registered)...........................         5,224
       1,390  Novartis AG (Registered)......................         2,042
         495  Schindler Holding AG (Registered).............           793
       4,130  UBS AG (Registered)...........................         1,116
                                                             ------------------
                                                                    13,987
                                                             ------------------
   UNITED KINGDOM (19.0%)
     293,050  Allied Domecq plc.............................         1,448
     124,050  Allied Zurich plc.............................         1,461
      36,670  AstraZeneca Group plc.........................         1,521
      75,000  BAA plc.......................................           527
     129,092  Bank of Scotland..............................         1,499
      35,540  Barclays plc..................................         1,023
     203,560  BG plc........................................         1,315
     174,100  Blue Circle Industries plc....................         1,012
      72,540  BOC Group plc.................................         1,558
     119,450  British Telecommunications plc................         2,919
      47,600  Burmah Castrol plc............................           869
     208,400  Cadbury Schweppes plc.........................         1,259
      70,190  Capital Radio plc.............................         1,700
     213,200  Centrica plc..................................           604
     170,910  Diageo plc....................................         1,375
      23,160  Glaxo Wellcome plc............................           655
     110,600  Granada Group plc.............................         1,121

  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                International Magnum Portfolio
                                   63


[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

                                                                  VALUE
        SHARES                                                    (000)
-------------------------------------------------------------------------------
   UNITED KINGDOM  (CONT.)
     254,920  Great Universal Stores plc.................... $       1,490
     358,410  Halma plc.....................................           677
      13,300  HSBC Holdings plc.............................           186
     132,060  Imperial Tobacco Group plc....................         1,088
      87,200  Lloyds TSB Group plc..........................         1,091
      35,600  National Westminster Bank plc.................           765
     114,140  Prudential Corp. plc..........................         2,249
     337,676  Reckitt Benckiser plc.........................         3,166
     155,440  Sainsbury (J) plc.............................           877
     198,940  Scottish & Southern Energy plc................         1,588
     284,950  Shell Transport & Trading Co. plc.............         2,368
     119,650  Smith & Nephew plc............................           402
     119,300  SSL International plc.........................         1,511
     149,290  WPP Group plc.................................         2,365
                                                             ------------------
                                                                    41,689
                                                             ------------------
TOTAL COMMON STOCKS (Cost $162,252).........................       202,220
                                                             ------------------
PREFERRED STOCKS (2.1%)
   GERMANY (2.1%)
      13,510  Fresenius AG..................................         2,561
      30,000  Henkel KGaA-Vorzug............................         1,997
                                                             ------------------
TOTAL PREFERRED STOCKS (Cost $4,570)........................         4,558
                                                             ------------------

    FACE
   AMOUNT
   (000)
---------------
FIXED INCOME SECURITIES (0.1%)
 UNITED KINGDOM (0.1%)
 $        29  BG Transco Holdings plc,
               7.06%, 12/14/09 (Floating Rate)..............            45
          29  BG Transco Holdings plc, 4.19%,
               12/14/22 (Floating Rate).....................            47
          29  BG Transco Holdings plc, 7.00%, 12/16/24......            47
                                                             ------------------
TOTAL FIXED INCOME SECURITIES (Cost $143)...................           139
                                                             ------------------
TOTAL FOREIGN SECURITIES (94.4%) (Cost $166,965)............       206,917
                                                             ------------------
SHORT-TERM INVESTMENT (3.8%)
 REPURCHASE AGREEMENT (3.8%)
       8,348   Chase Securities, Inc. 2.60%, dated 12/31/99,
                due 1/03/00, to be repuchased at $8,350,
                collateralized by U.S. Treasury Notes,
                6.125%, due 12/31/01, valued at $8,523
                (Cost $8,348)...............................         8,348
                                                             ------------------
FOREIGN CURRENCY (0.0%)
GBP      12   British Pound.................................            19
EUR      94   European Monetary Unit........................            94
HKD      48   Hong Kong Dollar..............................             6
                                                             ------------------
TOTAL FOREIGN CURRENCY (Cost $121)..........................           119
                                                             ------------------

                                                                  VALUE
                                                                  (000)
-------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.2%) (Cost $175,434)................... $     215,384
                                                             ------------------
OTHER ASSETS (2.0%)
 Cash.................................... $       2,243
 Due from Broker.........................         1,090
 Receivable for Variation on Futures
  Contracts..............................           329
 Foreign Withholding Tax Reclaim
  Receivable.............................           321
 Receivable for Portfolio Shares Sold....           292
 Dividends Receivable....................           205
 Interest Receivable.....................            13
 Net Unrealized Gain on Foreign Currency
  Exchange Contracts.....................            10
 Other...................................             7              4,510
                                         ------------------  ------------------
LIABILITIES (-0.2%)
 Investment Advisory Fees Payable........          (377)
 Custodian Fees Payable..................           (42)
 Administrative Fees Payable.............           (28)
 Professional Fees Payable...............           (27)
 Distribution Fees Payable...............           (17)
 Directors' Fees and Expenses
  Payable................................           (14)
 Payable for Portfolio Shares
  Redeemed...............................           (14)
 Other Liabilities.......................           (19)              (538)
                                         ------------------ ------------------
NET ASSETS (100%)........................................... $     219,356
                                                             ==================
NET ASSETS CONSIST OF:
Paid in Capital............................................. $     177,383
Undistributed Net Investment Income.........................            60
Accumulated Net Realized Gain...............................         2,318
Unrealized Appreciation on Investments, Foreign
 Currency Translations and Futures Contracts................        39,595
                                                             ------------------
NET ASSETS.................................................. $     219,356
                                                             ==================
CLASS A:
NET ASSETS.................................................. $     188,586
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 13,847,451 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).................... $       13.62
                                                             ==================
CLASS B:
NET ASSETS.................................................. $      30,770
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
 Applicable to 2,266,615 outstanding $0.001 par value
  shares (authorized 500,000,000 shares).................... $       13.58
                                                             ==================

  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
International Magnum Portfolio
                                   64

[GRAPHIC]MORGAN STANLEY DEAN WITTER
         INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS
DECEMBER 31, 1999
------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO (CONT.)

------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:

  Under the terms of foreign currency exchange contracts open at December 31, 1999, the Portfolio is obligated to deliver or is to receive foreign currency in exchange for U.S. dollars as indicated below:

  CURRENCY                             IN                      NET
    TO                               EXCHANGE                UNREALIZED
  DELIVER       VALUE  SETTLEMENT      FOR         VALUE   GAIN (LOSS)
   (000)        (000)    DATE         (000)        (000)      (000)
-------------  ------  ----------  -------------  -------  -------------
GBP       270  $  436   2/16/00    U.S.$     436  $  436      $   --
EUR       575     582   2/16/00    U.S.$     580     580          (2)
JPY    48,435     474   2/16/00    U.S.$     472     472          (2)
U.S.$     811     811   2/16/00    GBP       502     811
U.S.$   1,012   1,012   2/16/00    EUR       975     987         (25)
U.S.$   2,533   2,533   2/16/00    JPY   262,960   2,572          39
               ------                             ------      -------
               $5,848                             $5,858      $   10
               ======                             ======      =======

-------------------------------------------------------------------------------
(a) -- Non-income producing
ADR -- American Depositary Receipt
JPY -- Japanese Yen
Floating Rate -- Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1999.
Due from Broker as stated in Other Assets is comprised of cash held at broker for collateral against open futures positions.
-------------------------------------------------------------------------------
FUTURES CONTRACTS:
  At December 31, 1999 the following futures contracts were open:

                                                                NET
                   NUMBER      NOTIONAL                      UNREALIZED
                    OF          VALUE         EXPIRATION   APPRECIATION
LONG             CONTRACTS      (000)            DATE          (000)
-----            ---------     --------       ----------   -------------
CAC 40 Index
 (France)             4       U.S.$   241      March-00       $  18
DAX Index
 (Germany)            2       U.S.$   351      March-00          46
FT-SE Index
 (United Kingdom)     4       U.S.$   279      March-00          14
Hang Seng Index
 (Hong Kong)         17      U.S.$ 14,425      March-00          65
Topix Index
 (Japan)             14      U.S.$239,680    January-00         154
                                                               ----
                                                               $297
                                                               ====

-------------------------------------------------------------------------------
          SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                   PERCENT
                        VALUE      OF NET
SECTOR                  (000)      ASSETS
-------------------------------------------
Capital Equipment....   $ 40,211     18.4%
Consumer Goods.......     57,385     26.3
Energy...............     15,677      7.1
Finance..............     35,607     16.2
Gold Mines...........        230      0.1
Materials............     18,713      8.5
Multi-Industry.......      1,326      0.6
Services.............     37,768     17.2
                        --------   -------
                        $206,917     94.4%
                        ========   ========

  The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                International Magnum Portfolio
                                   65

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------------------------------------

                             [CHART]

Australia                     (7.2%)
Denmark                       (1.0%)
Finland                       (8.4%)
France                        (5.9%)
Germany                       (6.1%)
Hong Kong                     (3.8%)
Ireland                       (2.3%)
Italy                         (5.0%)
Japan                        (16.4%)
Netherlands                   (5.1%)
New Zealand                   (3.7%)
Norway                        (1.7%)
Spain                         (2.9%)
Sweden                        (3.9%)
Switzerland                   (6.5%)
United Kingdom               (15.8%)
Other                         (4.3%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
------------------------------------------------------------------------------

                             [GRAPH]

           International        MSCI EAFE
             Small Cap          Small Cap
             Portfolio          Index(1)
           -------------        ----------
12/15/92*  $  500,000           $  500,000
12/31/92   _____________        __________
12/31/93   _____________        __________
12/31/94   _____________        __________
12/31/95   _____________        __________
12/31/96   _____________        __________
12/31/97   _____________        __________
12/31/98   _____________        __________
12/31/99   $1,309,605           $  679,676

*  Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.



PERFORMANCE COMPARED TO THE MORGAN STANLEY CAPITAL
INTERNATIONAL (MSCI) EAFE SMALL CAP INDEX(1)
--------------------------------------------------

                                 TOTAL RETURNS(2)
                        -----------------------------------
                                  AVERAGE    AVERAGE
                                  ANNUAL     ANNUAL
                        ONE       FIVE       SINCE
                        YEAR      YEARS      INCEPTION
                       ------    -------     ---------
PORTFOLIO ............ 39.34%     11.60%        14.97%
INDEX ................ 17.67      -1.76          4.46


1. The MSCI EAFE Small Cap Index is an unmanaged market valued weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East (excluding dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The International Small Cap Portfolio seeks long-term capital appreciation by investing primarily in the equity securities of non-U.S. issuers. The Portfolio applies a disciplined bottom-up value approach to identify and invest in small capitalization companies which are both attractive businesses and available at cheap prices. A market capitalization cut-off of U.S. $1 billion is used as our definition of "small."

For the year ended December 31, 1999, the Portfolio had a total return of 39.34% compared to 17.67% for the Morgan Stanley Capital International (MSCI) EAFE Small Cap Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Portfolio was 11.60% compared to -1.76% for the Index. For the period from inception on December 15, 1992 through December 31, 1999, the average annual total return for the Portfolio was 14.97% compared to 4.46% for the Index.

Despite outperforming large caps in the first nine months of 1999, international small caps marked time in the fourth quarter while investors embarked on a mega-cap technology and telecommunication feeding frenzy. Thanks to consistently strong relative performance through the year and particularly in the difficult fourth quarter (for small caps), the Portfolio outperformed both the international small cap and large cap indexes by a wide mark in 1999.

The same factors explained our outperformance for the fourth quarter and full year. The majority of outperformance (i.e.75%) came from stock selection in the Pacific Basin. Stock selection was very strong in Japan, Australia and
Hong Kong. Our underweight to Japan was particularly useful in the fourth quarter when Japanese small caps were the worst performing market, falling
8%. At the stock level in Japan, advertising agency Asatsu (+107%) was fueled by anticipated increased advertising volume as a result of a strengthening economy and from dot.com companies building brand awareness on the internet. Indicative of Japan's new economy, discount travel company H.I.S. (+94%)
gained share against old-line
-------------------------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED ARE AS MEASURED BY THE MSCI EAFE SMALL CAP INDEX AND ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
International Small Cap Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)

travel companies and benefited from greater foreign travel by Japanese. Semiconductor dicing firm Disco (+87%) benefited from strong order flow and the technology euphoria that swept markets in December. In Australia, Solution 6 (accounting software, +204%, 1435% for the year) and ERG (ticketing/smart card technology +36%, 800% for the year) contributed significantly during both the fourth quarter, and year after winning a number of new contracts. Hong Kong's Smartone Telecom (cellular provider, +60%), rose in line with the telecom rally.

European stock selection explained about 25% of the Portfolio's outperformance for the fourth quarter and year. Through the year merger and acquisition activity continued to provide a catalyst to realize value in our holdings. Last quarter we mentioned Dauphin (France, outdoor advertising) and Tag Huer (Switzerland, watches) which had been acquired at significant premiums. In the fourth quarter Italy's Buffetti (Office supplies, +111%) was taken over by Seat Pagine Gialle, the company responsible for the Italian Yellow Pages. The U.K's Money Controls (+96%) coin and note-handling equipment maker, rose on news of an anticipated take-over of the company.

In the "new economy" part of the Portfolio, Finland's Perlos (molded plastic parts for mobile phones, +160%) had robust performance, as production demands in the telecommunications sector continue to increase. Hong Kong's Asia Satellite Tel (satellite communications, +29%) rose on improved fundamentals. London's dominant radio franchise Capital Radio (+67%) was a strong positive, influenced by the disposal of its poor returning theme restaurant business and rising ad volumes relating to internet brand building.

Several recent purchases in Asia and Europe highlight the opportunity that small caps offer to gain value exposure to the "new economy". Hong Kong's E-New Media is an attractively priced e-commerce "enabler". Growth potential looks interesting for its encryption and internet billing technologies. We like the fact that E-New Media is priced on its traditional telemarketing business - no price is attached to its internet activities which, uniquely for the sector, actually generates free cash flow.

1999 was a truly outstanding year for selected small cap stocks. Twenty stocks (or 25% of the Portfolio by average weight) in the Portfolio rose more than 100% in 1999. Four stocks, ERG, Disco, Solution 6 and Buffetti rose more than 400%. Solution 6, the Australian accounting software company rose a staggering 1435%. These stunning moves are not uncommon in the small cap world (although they are hard to find!) and help explain why we tend to only top slice our winners, selling only when they become fairly valued. In the small cap world a new contract or winning software can have the effect of transforming the future prospects of a company and elevating it to a new secular growth path, thus justifying significant share price appreciation to meet the revised fair value target. This characteristic of our process is also evidenced by our larger than Index weighting in companies above $1Billion market cap (see below) brought about by price appreciation of our existing holdings.

Last quarter we made mention of our growing conviction regarding the evolving restructuring opportunity in Japan. At December 31, our weight to Japan stood at 16.4% compared to 38.1% for the Index (recall that MSCI's Index composition change in the third quarter of 1999 increased the weighting to Japan). Our weighting to Japan would be higher had we not top-sliced some of our stellar performing Japanese names in the fourth quarter. We see four factors driving the investment opportunity in Japan: 1) restructuring, 2) economic recovery, with or without top line growth, given better cash flow management, 3) changes to Japanese accounting making latent value more transparent (i.e. mark to market of land and securities) and 4) government acting as agent of change. With the Japanese Index generating the best small cap returns globally in 1999 it may seem counterintuitive to be considering increased weightings to that market. However, small cap performance in Japan has been dominated by a handful of "new economy" stocks (see table below) with young management, a high ratio of exports to sales or recognized brands.

These 33 companies explained 104% of the Japanese small cap Index return for the year. We have enjoyed the performance of some of these high fliers. The challenge we are pursuing in 2000 is to trawl through the 79% of the Index that returned on average only 5% last year, where change is taking place and hidden value lurks. Of course, Europe also presents great opportunity for the Portfolio. We remain overweight to both the Euro-zone and the rest of Europe. European small caps lagged other regions last year. As the European economies improve, the operating leverage of cyclical small caps should be significant. We expect merger and acquisition activity will continue to highlight the attractive relative value of European small caps.

--------------------------------------------------------------------------------
                                               International Small Cap Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)


                JAPANESE SMALL CAPS - NARROW LEADERSHIP IN 1999

                                                                 CONTRIBUTION
                     NO. OF           WEIGHT     1999 AVERAGE      TO INDEX
                   COMPANIES         IN INDEX       RETURN          RETURN

Winners                     33           21%          216%            104%
All the Rest               370           79%            5%             -4%
                           ---           --
TOTAL (SMALL CAP           403          100%           36%
INDEX)

Note:  Analysis based on Japan component of MSCI EAFE Small Cap Index.
Source: Wilshire, Factset, MSDWIM

Margaret Naylor
PORTFOLIO MANAGER

Willem Vinke
PORTFOLIO MANAGER

Nathalie Degans
PORTFOLIO MANAGER

January 2000

-------------------------------------------------------------------------------
International Small Cap Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO
-------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
  COMMON STOCKS (92.7%)
    AUSTRALIA (7.2%)
          2,234,030  Ausdoc Group Ltd. ......................        $3,972
          1,153,402  Australian Hospital Care Ltd. ..........           515
            370,372  BRL Hardy Ltd. .........................         1,786
          1,362,525  E.R.G. Ltd. ............................         7,642
         (a)872,300  Neverfail Springwater Ltd. .............         1,728
            479,700  Pacific Dunlop Ltd. ....................           678
          7,490,464  Parbury Ltd. ...........................         1,916
          1,406,600  Ramsay Health Care Ltd. ................           923
          1,573,111  Skilled Engineering Ltd. ...............         3,952
            250,560  Solution 6 Holdings Ltd. ...............         2,728
                                                              --------------
                                                                     25,840
                                                              --------------
  DENMARK (1.0%)
             88,315  Sydbank A/S ............................         3,649
                                                              --------------
  FINLAND (8.4%)
            110,618  KCI Konecranes International ...........         4,259
         (a)151,739  Kone Oyj, Class B ......................         7,482
            269,505  Metsa Tissue Oyj .......................         3,478
         (a)187,110  Perlos Oyj .............................         6,604
            773,708  Rapala Normark Corp. ...................         3,745
         (a)202,470  Teleste Oyj ............................         3,307
             78,492  Valmet Rauma Oyj .......................         1,021
                                                              --------------
                                                                     29,896
                                                              --------------
  FRANCE (5.9%)
             41,879  Algeco .................................         3,378
             24,900  Chargeurs ..............................         1,404
             24,583  De Dietrich et Compagnie ...............         1,472
            143,699  Europeene d'Extincteurs ................         5,042
            103,330  Legris Industries ......................         4,163
             94,630  Neopost S.A. ...........................         3,984
          (a)31,770  Thomson Multimedia .....................         1,714
                                                              --------------
                                                                     21,157
                                                              --------------
  GERMANY (3.1%)
            149,802  Beru AG ................................         4,426
             28,527  Kamps AG ...............................         1,985
            147,041  Marseille-Kliniken AG ..................         1,571
            113,849  Winkler & Duennebier AG ................         1,814
          (a)34,670  Zapf Creation AG .......................         1,154
                                                              --------------
                                                                     10,950
                                                              --------------
  HONG KONG (3.8%)
            801,500  Asia Satellite Telecommunications
                       Holdings Ltd. ........................         2,531
       (a)5,588,000  e-New Media Company Ltd. ...............         2,732
       (a)1,334,000  Li & Fung Ltd ..........................         3,346
            520,000  SmarTone Telecommunications
                       Holding Ltd. .........................         2,509
          9,347,000  Vitasoy International Holdings Ltd. ....         2,435
                                                              --------------
                                                                     13,553
                                                              --------------
  IRELAND (2.3%)
          1,777,527  Anglo Irish Bank Corp. plc
                       (British Pound Shares) ...............         4,122
            711,836  Green Property plc .....................         4,056
                                                              --------------
                                                                      8,178
                                                              --------------

                                                                    Value
Shares                                                              (000)
---------------------------------------------------------------------------
  ITALY (5.0%)
            170,610  Banca Popolare Di Bergamo S.p.A. .......        $3,950
         (a)730,250  Buffetti S.p.A .........................        12,518
            667,940  Sogefi S.p.A. ..........................         1,576
                                                              --------------
                                                                     18,044
                                                              --------------
  JAPAN (16.4%)
             23,050  Aiful Corp. ............................         2,818
            133,400  Asatsu-DK, Inc. ........................         9,004
            323,000  Asia Securities Printing Co., Ltd. .....         4,044
              8,200  Disco Corp. ............................         1,901
            254,000  Foster Electric Co., Ltd. ..............         2,095
             45,700  Fujimi, Inc. ...........................         1,788
             47,400  H.I.S. Co., Ltd. .......................         3,380
            854,000  Hankyu Realty Co., Ltd. ................         2,631
            355,000  Hanshin Department Stores Ltd. .........         1,490
            717,000  Japan Oil Transportation Co., Ltd. .....         1,417
             80,000  Kirin Beverage Corp. ...................         1,158
            243,400  Maezawa Kasei Industries ...............         3,881
            189,600  Nichiha Corp. ..........................         1,641
             75,000  Nifco, Inc. ............................           895
             38,000  Nippon Broadcasting System, Inc. .......         3,308
          1,033,000  Nissan Fire & Marine Insurance Co. .....         3,193
            262,000  Nissei Industries ......................         2,255
            270,500  Osaka Steel Co., Ltd. ..................         1,066
       (a)2,718,000  Pacific Metals Co., Ltd. ...............         3,297
             25,600  Rock Field Co., Ltd. ...................           989
            136,000  Sotoh Co., Ltd. ........................           635
            391,000  Tasaki Shinju Co., Ltd. ................         1,626
            650,000  Toc Co. ................................         4,330
                                                              --------------
                                                                     58,842
                                                              --------------
  NETHERLANDS (5.1%)
            106,806  Ahrend Groep N.V. ......................         1,502
            159,525  Apothekers Cooperatie OPG ..............         3,491
             22,473  Atag Holding N.V. ......................           281
            115,320  Buhrmann N.V. ..........................         1,738
             83,530  GTI Holding N.V. .......................         1,853
            119,799  Hollandsche Beton Groep N.V. ...........         1,148
             95,190  International Muller N.V. ..............         1,996
            112,956  Nutreco Holding N.V. ...................         3,491
            208,248  Samas Groep N.V. .......................         2,604
                                                              --------------
                                                                     18,104
                                                              --------------
  NEW ZEALAND (3.7%)
          1,111,100  Auckland International Airport Ltd. ....         1,684
          1,257,878  Fisher & Paykel Industries Ltd. ........         4,798
          3,335,200  Fletcher Challenge Building ............         4,914
            475,200  Sky City Ltd. ..........................         1,837
                                                              --------------
                                                                     13,233
                                                              --------------
  NORWAY (1.7%)
             91,770  Kverneland ASA .........................         1,859
       (a,d)228,020  Oceanor ................................            --
            181,468  Sparebanken ............................         4,219
                                                              --------------
                                                                      6,078
                                                              --------------

 The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
                                              International Small Cap Portfolio
                                    69

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------
  SPAIN (2.9%)
         (a)263,000  Amadeus Global Travel Distribution
                       S.A., Class A ........................        $4,177
          (a)64,240  Mapfre Vida ............................         1,483
            199,354  Miquel y Costas & Miquel ...............         4,861
                                                              --------------
                                                                     10,521
                                                              --------------
  SWEDEN (3.9%)
            156,020  Haldex AB ..............................         1,819
            228,090  Nobel Biocare AB .......................         3,224
         (a)344,910  Scandic Hotels AB ......................         3,209
             49,710  Svedala Intrustri AB ...................           913
          1,384,810  Swedish Match AB .......................         4,844
                                                              --------------
                                                                     14,009
                                                              --------------
  SWITZERLAND (6.5%)
              1,402  Bobst AG (Bearer) ......................         1,691
             10,567  Edipresse (Bearer) .....................         5,843
           (a)6,235  Logitech International S.A.
                       (Registered) .........................         1,763
              3,730  PubliGroupe ............................         3,691
             17,505  Sulzer Medica AG (Registered) ..........         3,355
             13,714  Valora Holding AG(Registered) ..........         3,671
              5,980  Zehnder Holding AG, Class B ............         3,307
                                                              --------------
                                                                     23,321
                                                              --------------
  UNITED KINGDOM (15.8%)
            240,170  Capitol Radio plc ......................         5,818
     (a,d)2,540,850  Donelon Tyson plc ......................            --
            719,133  Informa Group plc ......................         7,068
          1,024,665  John Mowlem & Co. plc ..................         1,953
    (a,d)33,795,100  Kendell plc ............................            --
            284,965  Le Riches Stores plc ...................         2,085
            676,800  Litho Supplies plc .....................         1,213
          3,305,300  Matthews (Bernard) plc .................         6,246
            577,200  Money Controls plc .....................           979
          1,083,160  NHP plc ................................         2,519
            635,400  Northern Leisure plc ...................         1,940
     (a,d)2,659,393  Pentos plc .............................            --
            544,700  Reckitt & Colman plc ...................         5,107
            113,200  Scottish Media Group plc ...............         1,901
            387,300  SGB Group plc ..........................         1,648
          1,149,800  SIG plc ................................         5,515
            655,060  SSL International plc ..................         8,297
          1,902,600  The 600 Group plc ......................         2,274
          1,100,400  Time Products plc ......................         1,831
                                                              --------------
                                                                     56,394
                                                              --------------
  TOTAL COMMON STOCKS (Cost $283,629) .......................       331,769
                                                              --------------
  PREFERRED STOCKS (3.0%)
  GERMANY (3.0%)
         (a)112,710  Dyckerhoff AG ..........................         3,501
            130,312  Moebel Walther AG ......................         1,025
            542,698  Sartorius AG-Vorzug ....................         3,803
            175,791  Wuerttembergische Metallwarenfabrik AG .         2,269
                                                              --------------
  TOTAL PREFERRED STOCKS (Cost $14,665) .....................        10,598
                                                              --------------
  TOTAL FOREIGN SECURITIES (95.7%) (Cost $298,294) ..........       342,367
                                                              --------------
      Face
     Amount                                                                                    Value
      (000)                                                                                    (000)
------------------------------------------------------------------------------------------------------
Short-Term Investment (0.3%)
Repurchase Agreement (0.3%)
$1,015 Chase Securities, Inc., 2.60%, dated 12/31/99, due
1/03/00, to be repurchased at $1,015, collateralized by U.S. Treasury Note,
6.125%, due 12/31/01, valued at $1,069 (Cost $1,015)                                            $1,015
                                                                                   -------------------
Foreign Currency (0.2%)
AUD            31     Australian Dollar ..........................................                 21
GBP           388     British Pound ..............................................                627
HKD           345     Hong Kong Dollar ...........................................                 44
JPY           276     Japanese Yen ...............................................                  3
                                                                                   -------------------
TOTAL FOREIGN CURRENCY (Cost $696) ...............................................                695
                                                                                   -------------------
  TOTAL INVESTMENTS (96.2%) (Cost $300,005) ......................................            344,077
                                                                                   -------------------
OTHER ASSETS (4.3%)
  Cash                                                       $14,747
  Dividends Receivable ................................          584
  Receivable for Portfolio Shares Sold ................           26
  Other ...............................................           18                            15,375
                                                         -------------------------
LIABILITIES (-0.5%)
  Payable for Portfolio Shares Redeemed ...............         (812)
  Investment Advisory Fees Payable ....................         (751)
  Custodian Fees Payable ..............................          (52)
  Administrative Fees Payable .........................          (47)
  Directors' Fees and Expenses Payable ................          (23)
  Other Liabilities ...................................          (59)                           (1,744)
                                                         ------------------------- -------------------
NET ASSETS (100%) ...............................................................             $357,708
                                                                                   ===================
NET ASSETS CONSIST OF:
Paid in Capital .................................................................             $306,068
Distributions in Excess of Net Investment Income ................................                 (419)
Accumulated Net Realized Gain ...................................................                8,026
Unrealized Appreciation on Investments and Foreign Currency Translations ........               44,033
                                                                                   -------------------
NET ASSETS ......................................................................             $357,708
                                                                                   ===================
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 18,187,181 outstanding $0.001 par value shares (authorized
1,000,000,000 shares) ...........................................................               $19.67
                                                                                   ===================
------------------------------------------------------------------------------------------------------

(a) -- Non-income producing

(d) -- Securities were valued at fair value See Note A-1 to financial statements.

------------------------------------------------------------------------------------------------------

        SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION
                                                                 VALUE             PERCENT OF
SECTOR                                                           (000)             NET ASSETS
-----------------------------------------------------------------------------------------------
Capital Equipment.............................................. $ 60,262              16.8%
Consumer Goods.................................................   84,748              23.7
Finance........................................................   45,760              12.8
Materials......................................................   36,570              10.2
Multi-Industry.................................................      678               0.2
Services.......................................................  114,349              32.0
                                                               ---------             -------
                                                                $342,367              95.7%
                                                               ---------             -------
                                                               ---------             -------

    The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
International Small Cap Portfolio
                                       70

[GRAPHIC]  MORGAN STANLEY DEAN WITTER
           INSTITUTIONAL FUND, INC.
-----------------------------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                                               [CHART]

Appliances & Household Durables              (10.4%)
Automobiles                                   (5.7%)
Banking                                       (0.5%)
Broadcasting & Publishing                     (0.4%)
Building Materials & Components               (2.7%)
Business & Public Services                    (1.6%)
Chemical                                      (4.2%)
Construction & Housing                        (1.1%)
Data Processing & Reproduction               (10.3%)
Electrical & Electronics                     (14.3%)
Electric Components & Instruments            (10.7%)
Energy Equipment & Services                   (1.0%)
Financial Services                            (1.6%)
Food & Household Products                     (2.6%)
Health & Personal Care                        (4.8%)
Industrial Components                         (1.3%)
Machinery & Engineering                       (8.0%)
Merchandising                                 (1.5%)
Multi-Industry                                (0.8%)
Real Estate                                   (0.8%)
Recreation, Other Consumer Goods              (5.6%)
Telecommunications                            (3.5%)
Utilities                                     (0.8%)
Wholesale & International Trade               (0.5%)
Other                                         (5.3%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-----------------------------------------------------------------------------

                                   [GRAPH]

                                                     Japanese Equity
              MSCI Japan Index (1)                  Portfolio-Class A
             ------------------                    -------------------
4/25/94*          $500,000                              $500,000
12/31/94          ________                              ________
12/31/95          ________                              ________
12/31/96          ________                              ________
12/31/97          ________                              ________
12/31/98          ________                              ________
12/31/99          $564,232                              $755,318

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) JAPAN INDEX(1)
-------------------------------------------

                                   TOTAL RETURNS(2)
                         -------------------------------------
                         ONE     AVERAGE ANNUAL AVERAGE ANNUAL
                         YEAR      FIVE YEARS   SINCE INCEPTION
                         ----    -------------- ---------------
PORTFOLIO--CLASS A.....  63.75%       8.97%           7.52%
PORTFOLIO--CLASS B.....  63.46         N/A           12.01
INDEX--CLASS A.........  61.53        1.96            2.07
INDEX--CLASS B.........  61.53         N/A            2.48

1. The MSCI Japan Index is an unmanaged index of common stocks (includes dividends).

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Japanese Equity Portfolio is to seek long-term capital appreciation by investing primarily in equity securities of Japanese issuers. Equity securities are defined as common and preferred stocks, convertible securities and rights and warrants to purchase common stocks.

For the year ended December 31, 1999, the Portfolio had a total return of 63.75% for the Class A shares and 63.46% for the Class B shares compared to 61.53% for the Morgan Stanley Capital International (MSCI) Japan Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 8.97% compared to 1.96% for the Index. For the period from inception on April 25, 1994 through December 31, 1999, the average annual total return for the Class A shares was 7.52% compared to 2.07% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 12.01% compared to 2.48% for the Index.

The Japanese equity market rose during 1999 to levels last seen in 1992. This rally was largely a result of the Bank of Japan's "0" interest rate policy, $74 billion of public funds to support non-performing loans held by Japanese banks and the $200 billion loan facility for medium and small companies in Japan. In addition, the consecutive rise in the first and second quarter GDP added fuel to the growing optimism for Japan's economic recovery and foreign investors purchased a record $100 billion of Japanese equities during the year. As with most global markets there was myopic focus on "New Japan" companies including spectacular rises in telecommunications, internet and other technology related industries. "Old Japan" companies, including Sony, NEC, Fujitsu and Kyocera also rose to all-time highs during 1999.

Restructuring was one of the important themes in 1999 and local mergers and acquisitions (M&A) activity rose sharply as companies began divesting businesses not part of their core competency. Major banks, such as IBJ, DKB and Fuji announced mergers while Hitachi and NEC - once fierce competitors - announced tie-ups in D-ram production.

------------------------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

------------------------------------------------------------------------------
                                                     Japanese Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
------------------------------------------------------------------------------
INVESTMENT OVERVIEW
------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)

Unprecedented deregulation during the year in brokerage, insurance, airlines and banking also transformed Japan from an insular country to one more "free, fair & global." All this was a powerful recipe for a hibernating stock market and local individual investors returned to the market after a ten-year absence driving the over-the-counter Index up over 300% during the year. Together with the huge net buying by foreigners for Japanese equities, demand greatly exceeded the $40 billion of "cross-holdings" sales by domestic institutions during the year.

In the second half of 1999, the yen rose sharply on expectations of a stronger Japan, temporarily slowing the market's rise. Despite a strong yen, however, international blue chips such as Sony, Fujitsu, NEC and Rohm rose to all time highs. Such companies have significantly increased overseas production since 1995 and appear to be less subject to currency volatility. While these stocks contributed to the Portfolio's performance seldom have we seen a narrow concentrated market in approximately a dozen companies produce such outsized gains in such a short period.

OUTLOOK
The cyclical recovery, which began in 1999, will likely continue in 2000 supported by the $180 billion supplementary budget announced in November effective this April. In addition, with both a general election and a Summit Meeting scheduled later this year, Japanese authorities seem determined to stimulate a sustainable secular recovery led by domestic growth. With a relatively strong yen, Japan's export to Asian countries should also improve. Asian exports are approximately 40% of total exports from Japan and a stronger Asian economy in turn will be positive for Japan. While the yen's strength dampened sentiment during the second half of 1999 most leading companies have increased overseas manufacturing capacity and improved hedging techniques significantly during the last 5 years and therefore a stronger yen should become less of a negative factor in the coming months.

Importantly, we believe the "digital" revolution in home servers, games and DVD will greatly support the Japanese economy for the foreseeable future. Much as televisions and VCRs created a robust economy during the 1970's and 80's, Japan is a leading manufacturer for much of the hardware in digital consumer products. Corporate profits, return on equity (ROE) and margins are also showing remarkable promise based on large scale labor cuts together with restructuring and focused management. Although the bond yields may rise in 2000, we believe any rises will be modest due to the Bank of Japan's "0" interest rate policy which they have suggested will be maintained for the foreseeable future.

Supply and demand for equities should also be favorable. The Postal Savings Research Institute estimates that approximately $490 billion of high yielding 10-year deposits will mature over the next 24 months. Domestic retail investors, together with foreign investors, should more than offset the unwinding of cross-holding which we expect to increase in 2000 as Japanese companies begin developing relationships based on merit and sell securities once held to cement mutual business.

STRATEGY
The polarization within sectors for winners and losers in a greatly deregulated environment will be pronounced in 2000, in our view. In addition, one of our key assumptions for Japan in the year 2000 is that evidence will mount for a sustainable secular recovery. If our forecast is correct, the market will reward shares in economic sensitive sectors, deeply oversold, relative to the handful of the "new" Japanese companies we have seen for most of 1999. The core of our Portfolio holdings will therefore continue to be leading Japanese manufacturers of digital technology which are world class and command leading global market share in production and quality.

John R. Alkire
PORTFOLIO MANAGER

Kunihiko Sugio
PORTFOLIO MANAGER

January 2000

-----------------------------------------------------------------------------
Japanese Equity Portfolio
                                    72

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-----------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO
-----------------------------------------------------------------------------

                                                                       VALUE
       SHARES                                                          (000)
-----------------------------------------------------------------------------

COMMON STOCKS (94.7%)
   APPLIANCES & HOUSEHOLD DURABLES (10.4%)
             85,000  Casio Computer Co., Ltd. ...............          $707
             81,000  Matsushita Electric Industrial
                       Co., Ltd. ............................         2,242
             17,200  Sony Corp. .............................         5,098
                                                              --------------
                                                                      8,047
                                                              --------------
   AUTOMOBILES (5.7%)
             62,000  Nifco, Inc. ............................           740
            220,000  Nissan Motor Co., Ltd. .................           865
             68,000  Suzuki Motor Co., Ltd. .................           992
             37,000  Toyota Motor Corp. .....................         1,791
                                                              --------------
                                                                      4,388
                                                              --------------
   BANKING (0.5%)
             25,000  Bank of Tokyo-Mitsubishi, Ltd. .........           348
                                                              --------------
   BROADCASTING & PUBLISHING (0.4%)
             50,000  Nissha Printing Co., Ltd. ..............           298
                                                              --------------
   BUILDING MATERIALS & COMPONENTS (2.7%)
             56,000  Fujitec Co., Ltd. ......................           561
             27,000  Rinnai Corp. ...........................           502
            136,000  Sanwa Shutter Corp. ....................           506
            116,000  Sekisui Chemical Co. ...................           514
                                                              --------------
                                                                      2,083
                                                              --------------
   BUSINESS & PUBLIC SERVICES (1.6%)
             63,000  Dai Nippon Printing Co., Ltd. ..........         1,005
             30,000  Mitsubishi Logistics Corp. .............           191
                                                              --------------
                                                                      1,196
                                                              --------------
   CHEMICALS (4.2%)
            171,000  Daicel Chemical Industries Ltd. ........           477
            128,000  Kaneka Corp. ...........................         1,636
            135,000  Mitsubishi Chemical Corp. ..............           475
            116,000  Shin-Etsu Polymer Co., Ltd. ............           681
                                                              --------------
                                                                      3,269
                                                              --------------
   CONSTRUCTION & HOUSING (1.1%)
             95,000  Sekisui House Co., Ltd. ................           841
                                                              --------------
   DATA PROCESSING & REPRODUCTION (10.3%)
             57,000  Canon, Inc. ............................         2,264
             81,000  Fujitsu Ltd. ...........................         3,692
            107,000  Ricoh Co., Ltd. ........................         2,016
                                                              --------------
                                                                      7,972
                                                              --------------
   ELECTRICAL & ELECTRONICS (14.3%)
            143,000  Hitachi Ltd. ...........................         2,294
             82,000  Minebea Co., Ltd. ......................         1,406
             59,000  Mitsumi Electric Co., Ltd. .............         1,847
            118,000  NEC Corp. ..............................         2,811
             26,000  Ryosan Co. .............................           646
            266,000  Toshiba Corp. ..........................         2,029
                                                              --------------
                                                                     11,033
                                                              --------------
   ELECTRONIC COMPONENTS, INSTRUMENTS (10.7%)
             15,000  Kyocera Corp. ..........................         3,888
              5,000  Rohm Co., Ltd. .........................         2,054
             17,000  TDK Corp. ..............................         2,347
                                                              --------------
                                                                      8,289
                                                              --------------

                                                                      VALUE
SHARES                                                                (000)
---------------------------------------------------------------------------
   ENERGY EQUIPMENT & SERVICES (1.0%)
             47,000  Kurita Water Industries Ltd. ...........          $747
                                                              --------------
   FINANCIAL SERVICES (1.6%)
             62,000  Hitachi Credit Corp. ...................         1,258
                                                              --------------
   FOOD & HOUSEHOLD PRODUCTS (2.6%)
             24,000  Aiwa Co., Ltd. .........................           498
             15,000  House Foods Corp. ......................           227
             25,000  Nippon Meat Packers, Inc. ..............           324
             21,000  Sangetsu Co., Ltd. .....................           442
             74,000  Yamaha Corp. ...........................           480
                                                              --------------
                                                                      1,971
                                                              --------------
   HEALTH & PERSONAL CARE (4.8%)
             37,000  Ono Pharmaceutical Co., Ltd. ...........           992
             64,000  Sankyo Co., Ltd. .......................         1,314
             40,000  Yamanouchi Pharmaceutical Co., Ltd. ....         1,397
                                                              --------------
                                                                      3,703
                                                              --------------
   INDUSTRIAL COMPONENTS (1.3%)
             64,000  Furukawa Electric Co., Ltd. ............           970
                                                              --------------
   MACHINERY & ENGINEERING (8.0%)
            110,000  Amada Co., Ltd. ........................           601
            106,000  Daifuku Co., Ltd. ......................           612
             93,000  Daikin Industries Ltd. .................         1,265
             29,000  Fuji Machine Manufacturing
                       Co., Ltd. ............................         2,337
            278,000  Mitsubishi Heavy Industries Ltd. .......           927
            128,000  Tsubakimoto Chain Co. ..................           470
                                                              --------------
                                                                      6,212
                                                              --------------
   MERCHANDISING (1.5%)
             17,000  FamilyMart Co., Ltd. ...................         1,131
                                                              --------------
   MULTI-INDUSTRY (0.8%)
             60,000  Lintec Corp. ...........................           652
                                                              --------------
   REAL ESTATE (0.8%)
             67,000  Mitsubishi Estate Co., Ltd. ............           653
                                                              --------------
   RECREATION, OTHER CONSUMER GOODS (5.6%)
             46,000  Fuji Photo Film Ltd. ...................         1,678
             16,000  Nintendo Corp., Ltd. ...................         2,658
                                                              --------------
                                                                      4,336
                                                              --------------
   TELECOMMUNICATIONS (3.5%)
                156  Nippon Telegraph & Telephone Corp. .....         2,671
                                                              --------------
   UTILITIES - ELECTRICAL & GAS (0.8%)
             22,000  Tokyo Electric Power Co. ...............           590
                                                              --------------
   WHOLESALE & INTERNATIONAL TRADE (0.5%)
             30,000  Nissei Sangyo Co., Ltd. ................           414
                                                              --------------
   TOTAL COMMON STOCKS (Cost $46,672) .......................        73,072
                                                              --------------

                FACE
               AMOUNT
                (000)
------------------------------------------
    SHORT-TERM INVESTMENT (4.8%)
     REPURCHASE AGREEMENT (4.8%)
     $   3,721 Chase Securities, Inc., 2.60%, dated 12/31/99, due
               1/03/00, to be repurchased at $3,722, collateralized
               by U.S. Treasury Bond, 6.125%, due 12/31/01, valued
               at $3,797 (Cost $3,721) ......................                        3,721
                                                                                ----------

    The accompanying notes are an integral part of the financial statements
-------------------------------------------------------------------------------
                                                      Japanese Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO (CONT.)
-------------------------------------------------------------------------------

                                                                                           VALUE
                                                                                           (000)
--------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.5%) (COST $50,393)                                                  $76,793
                                                                                      ------------
OTHER ASSETS (0.8%)
Cash ....................................                  $ 611
Receivable for Portfolio Shares Sold ....                     18
Dividends Receivable ....................                     14
Other ...................................                      5                              648
                                                         -------
LIABILITIES (-0.3%)
Investment Advisory Fees Payable ........                   (153)
Payable for Portfolio Shares Redeemed ...                    (16)
Administrative Fees Payable .............                    (12)
Directors' Fees and Expenses Payable ....                    (12)
Custodian Fees Payable ..................                     (6)
Distribution Fees Payable ...............                     (3)
Other Liabilities .......................                      (35)                          (237)
                                                         ---------                       ---------
NET ASSETS (100%) .......................                                                  $77,204
                                                                                       ===========
NET ASSETS CONSIST OF:
Paid in Capital ........................                                                   $91,313
Accumulated Net Investment Loss ........                                                      (376)
Accumulated Net Realized Loss ..........                                                   (40,135)
Unrealized Appreciation on Investments
 and Foreign Currency Translations .....                                                    26,402
                                                                                       -------------
NET ASSETS .............................                                                   $77,204
                                                                                     ==============
CLASS A:
NET ASSETS .............................                                                   $73,666
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
Applicable to 7,281,449 outstanding $0.001 par value
 shares (authorized 500,000,000 shares)..                                                   $10.12
                                                                                     =================
CLASS B:
NET ASSETS ................................                                                 $3,538
NET ASSET VALUE, OFFERING AND REDEMPTION
 PRICE PER SHARE
Applicable to 353,210 outstanding $0.001 par value
 shares (authorized 500,000,000 shares ....                                                 $10.02
                                                                                    =================

    The accompanying notes are an integral part of the financial statements
-------------------------------------------------------------------------------
Japanese Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Argentina                      (6.2%)
Brazil                        (37.0%)
Chile                          (7.5%)
Colombia                       (0.4%)
Mexico                        (43.5%)
Peru                           (1.2%)
Venezuela                      (1.6%)
Other                          (2.6%)



COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

                               MSCI Emerging
               Latin            Markets Free
              American         Latin American
             Portfolio-Class A    Index(1)
1/18/95*    $  500,000           $  500,000
12/31/95     __________          __________
12/31/96     __________          __________
12/31/97     __________          __________
12/31/98     __________          __________
12/31/99     $1,033,925          $  790,393

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
FREE LATIN AMERICA INDEX AND THE MORGAN STANLEY
CAPITAL INTERNATIONAL (MSCI) EMERGING MARKETS
GLOBAL LATIN AMERICA INDEX(1)
--------------------------------------------

                                            TOTAL RETURNS(2)
                                          --------------------
                                                      AVERAGE
                                                      ANNUAL
                                           ONE         SINCE
                                           YEAR      INCEPTION
                                          ------     ---------
PORTFOLIO -- CLASS A .......................  71.28%     15.80%
PORTFOLIO -- CLASS B .......................  70.85      21.20
MSCI EMERGING MARKETS FREE LATIN
  AMERICA INDEX -- CLASS A .................  58.89       8.98
MSCI EMERGING MARKETS GLOBAL LATIN
AMERICA INDEX -- CLASS A ...................  65.45       9.69
MSCI EMERGING MARKETS FREE LATIN
  AMERICA INDEX -- CLASS B .................  58.89      12.83
MSCI EMERGING MARKETS GLOBAL LATIN
  AMERICA INDEX -- CLASS B .................  65.45      13.85

1. The MSCI Emerging Markets Free Latin America Index is a broad based market cap weighted composite index covering at least 60% of markets in Argentina, Brazil, Chile, Colombia, Mexico, Peru, and Venezuela. The Index takes into account local market restrictions for specific securities or classes of shares that may be excluded from or limited for foreign investor ownership. The MSCI Emerging Markets Global Latin America Index includes the same markets, but does not take into account local market restrictions on share ownership by foreigners.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE COUNTRY SPECIFIC PERFORMANCE RESULTS PROVIDED IN
THIS OVERVIEW ARE AS MEASURED BY THE MSCI EMERGING MARKETS COUNTRY OR
REGIONAL INDICES, ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST
PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN
AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN
REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.

--------------------------------------------------------------------------------
                                                        Latin American Portfolio
                                       75

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)


The investment objective of the Latin American Portfolio is long-term capital appreciation through investment primarily in equity securities of Latin American issuers. The Portfolio may also invest in debt securities issued or guaranteed by a Latin American government or governmental entity.

For the year ended December 31, 1999, the Portfolio had a total return of 71.28% for the Class A shares and 70.85% for the Class B shares compared to 58.89% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free Latin America Index and 65.45% for the Morgan Stanley Capital International (MSCI) Emerging Markets Global Latin America Index. For the period from inception on January 18, 1995 through December 31, 1999, the average annual total return of Class A shares was 15.80% compared to 8.98% for the MSCI Emerging Markets Free Latin America Index and 9.69% for the MSCI Emerging Markets Global Latin America Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return of Class B shares was 21.20% compared to 12.83% for the MSCI Emerging Markets Free Latin America Index and 13.85% for the MSCI Emerging Markets Global Latin America Index.

Outperformance relative to the Index was attributable to both strong stock selection and country allocation. Stock selection in Brazilian and Mexican equities contributed markedly to performance. Stock selection in Argentina and Venezuela also added to performance. Our overweight position in Brazil (+67.2%) and our underweight stance in Chile (+39.0%), Colombia (-13.7%) and Peru (+18.9%) contributed positively to performance. Detracting from performance was stock selection in Chile.

After the darkness of the second half of 1998, the sun shone brilliantly on 1999, ushering in a renaissance of the Latin markets. The series of emerging market crises that began in Asia in October 1997 culminated with the devaluation of the Brazilian real on January 13, 1999. In the weeks leading up to the devaluation, sentiment towards and stock valuations in Latin markets neared the lowest levels since the debt crisis of the 1980s. As a result, once the anticipated devaluation finally occurred, all markets staged a significant rally, relieved that the bad news had passed. In the coming months, Latin governments demonstrated sensible and sound economic (monetary and fiscal) management, allowing for lower risk premiums demanded by both domestic and external investors. Real interest rates (both domestic and the external Brady bonds) contracted significantly off their January highs engendering a less severe recession in 1999 and setting the stage for an economically strong 2000. We expect regional growth of 3-3.5% in 2000 compared with 0.1% in 1999.

In Brazil, the government's reaction to the crisis was swift and reassuring. Within weeks after the devaluation, Arminio Fraga was recruited and appointed as president of the Central Bank. Fraga, a former portfolio manager at Soros Funds Management and previously a well-respected university professor in Brazil, brought needed credibility to the position. He elucidated a new monetary policy that seemed plausible. This prevented foreign commercial banks from fully terminating loans to Brazilian institutions. In addition, President Cardoso and his government took decisive action to ensure a primary fiscal surplus large enough to offset the heavy interest service component on government debt. The markets were greatly concerned about the solvency of the Brazilian government, as interest rates over 40% for an extended period and government debt/GDP at 50% made solvency doubtful. Fraga's appointment and the government's measures allowed the currency to stabilize and for inflation to remain surprisingly low, enabling domestic interest rates to fall to 19% by year-end.

At the corporate level, 1999 was a disappointing year from a dollar earnings perspective for most Brazilian companies, although not as poor as might have been expected, setting the stage for a very strong 2000. Our strategic allocation to the telecommunications sector worked favorably as the robust subscriber growth provided strong revenue growth in a weak economic period. Moreover, increased efficiency in capital investments ensured improving rates of return on capital. The telecommunications sector was re-rated globally. Investors increasingly recognized the potential growth for telecommunications given the growth in wireless communication plus transmission of data with growth in the internet.

In Mexico, from the very beginning of 1999, the government proved to the financial markets its willingness to make tough decisions to remain financially viable, risking political support in an election year. With some thirty percent of fiscal revenues derived from oil, the price of which was at cyclical lows, the government significantly cut back spending so that the fiscal deficit would remain at 1.5% of GDP for the year. Also, in every previous election year, the incoming government has traditionally appointed a new president of the central bank, making the concept of independent monetary policy (and the credibility in fighting inflation) a dubious one. In this cycle, the central bank president would remain in office until 2002, thus spanning both administrations. Both of these announcements allowed Mexico to de-couple from Brazil in perceived sovereign risk and market performance. Mexico also continues to benefit greatly from the trade agreement, with much of 1999's growth fueled by strong exports, up 25% for the year. Mexico's competitiveness and improving productivity


--------------------------------------------------------------------------------
Latin American Portfolio
                                       76

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)


continues to attract foreign investment, providing support for the peso and helping to reduce price inflation. For 1999, Mexico's inflation rate was 12.3% which beat the government's and the market's forecast of 13%.

At the corporate level, Mexican earnings surprised positively in every quarter of 1999. Some of the consumer companies we invest in had raised prices in nominal terms at the beginning of the year and due to inflation surprising on the low side, this translated to real peso price increases and boosted margins. Moreover, the new generation of Mexican management, often U.S.-educated and very focussed on capital efficiency, continued to demonstrate margin improvement due to cost-cutting and efficiency gains. Together, the stronger earnings in real peso terms plus a currency that appreciated by 4% in nominal terms meant that the U.S. dollar effect appeared particularly buoyant.

Chile had an economically difficult year, with GDP shrinking 1.2% and industrial production contracting 5% after contracting 1% in 1998. A combination of negative factors caused this. Some of these included commodity prices reaching their cyclical lows (especially copper and pulp), the worst drought in a decade, poor demand for Chilean exports particularly from Asia in 1998 and, finally, beginning the year with extremely high real interest rates post the Russian crisis. All of these factors led to a plunge in consumer confidence. Over the course of the year, monetary policy was eased significantly with real interest rates now at historical lows of 5%. Monetary easing coupled with weaker exports caused a 12% slippage in the currency and more importantly, an abandonment of the currency band. However, the economy started showing signs of a nascent recovery in the fourth quarter, which we expect to extend to strong growth in 2000.

Like its neighbors, Argentina's economy contracted 3.8% in 1999 with price deflation of 1.2% and real interest rates over 12%, the highest level since a short period in 1995. Argentina has considerable dependence on foreign capital to roll over its public debt, the stock of which stands at 45% of GDP. Therefore, high interest rates are required to ensure domestic money remains in the country. While high interest rates relieve pressure on the currency, they may threaten the currency board's existence. Again, the fourth quarter showed impressive signs of a renaissance in this economy and the outlook for the next twelve months is very positive. Another positive factor was the smooth transition to a new president after the elections in October. Argentina's new president, Fernando de la Rua, replaced President Carlos Menem who had been in power for over a decade. De la Rua is from the Alliance, a combination of two opposition parties and had beaten the governing Peronist party for the first time. Importantly though, the latter still controls the senate and our concern was that legislative reform, particularly in the labor market would be difficult to get through. This proved to be incorrect as the new budget was successfully steered through in late December. Consequently, from a political perspective, we have become more comfortable in this market.

The most significant event from an equity market perspective was the $10 billion takeover of oil company YPF, one of the major stocks listed in Argentina. Repsol of Spain, bid at a 30% premium to the market, providing us with strong returns on our holding.

We expect overall GDP growth for the region in the vicinity of 3.5% compared to 0.1% in 1999. Moreover, the foreign direct investment coming into the region is supportive of currency and hence dollar equity returns. The region will still run a current account deficit of over 3%, so despite the improvement, it will still be subject to the whim of global capital markets. If the U.S. Federal Reserve engineers a global hard-landing, with a concurrent reversal in risk-appetite, this would hinder market performance from these levels. We believe valuations are still cheap on a global comparison but the discount has narrowed off the extreme lows of early 1999.

As far as our economic outlook for 2000 and beyond, we are the most optimistic we have been in a long time. Commodity prices have rebounded off their lows as have the economies of Europe and Asia and, overall, the current account picture for all the economies has significantly improved. Moreover, the level of risk aversion to Latin America that grew after the crises in Asia, Russia and Brazil has dissipated, as the response by Latin governments was a disciplined one. This process is still in an evolutionary state and further contraction in discount rates should propel equity valuations higher.

Andy B. Skov
PORTFOLIO MANAGER

Michael L. Perl
PORTFOLIO MANAGER

Robert L. Meyer
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
                                                        Latin American Portfolio
                                       77

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO
--------------------------------------------------------------------------------

                                                                                                              VALUE
        SHARES                                                                                                (000)
--------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (97.3%)
      ARGENTINA (6.2%)
                    4,986  Banco Rio de La Plata ADR ..........................................   $              61
                   15,295  Quilmes Industrial ADR .............................................                 182
                   10,678  Telecom Argentina ADR ..............................................                 366
                   10,653  Telefonica de Argentina ADR ........................................                 329
                                                                                                  ------------------
                                                                                                                938
                                                                                                  ------------------
      BRAZIL (36.9%)
                    4,856  Aracruz Celulose ...................................................                 128
               25,515,000  Banco Bradesco (Preferred) .........................................                 200
                      500  Banco Bradesco ADR (Preferred) .....................................                   4
                2,089,150  Banco Itau (Preferred) .............................................                 179
            (d)11,847,000  Banco Nacional (Preferred)..........................................                  --
                   60,000  Brahma (Preferred) .................................................                  44
                    2,100  Brahma ADR (Preferred) .............................................                  29
             (a)1,224,277  Celular CRT ........................................................                 214
                1,694,386  CEMIG (Preferred) ..................................................                  38
                    3,094  CEMIG ADR (Preferred) ..............................................                  70
                 (e)1,275  CEMIG ADR (Preferred) ..............................................                  29
              416,736,600  Cia Electric Est Rio Janeiro .......................................                 127
                3,727,900  Cia Siderurgica Nacional ...........................................                 145
                   14,149  Copel ADR (Preferred) ..............................................                 132
               13,267,180  Copel, Class B ADR (Preferred) .....................................                 129
                  603,830  Coteminas ..........................................................                  38
               (d,e)9,105  Coteminas ADR ......................................................                  25
                  891,277  CRT (Preferred) ....................................................                 276
                    5,000  CVRD ...............................................................                 116
                   34,986  CVRD (Bonus Shares).................................................                  --
                    7,465  CVRD ADR (Preferred) ...............................................                 206
                    6,800  CVRD, Class A (Preferred) ..........................................                 188
                1,276,761  Electrobras, Class B (Preferred) ...................................                  31
                  852,000  Eletrobras .........................................................                  19
                      370  Eletrobras ADR .....................................................                   4
                    4,630  Eletrobras, Class B ADR (Preferred) ................................                  56
                9,292,800  Embratel ...........................................................                 239
                      155  Embratel ADR .......................................................                   4
                6,347,932  Gerdau (Preferred) .................................................                 169
                    5,000  Globex Utilidades (Preferred) ......................................                  40
                  116,000  Itausa-Investimentos Itau S.A. (Preferred) .........................                 120
          (a,d)10,009,300  Lojas Arapua (Preferred)............................................                  --
              (a,e)13,460  Lojas Arapua ADR (Preferred)........................................                  --
                1,900,800  Petrobras (Preferred) ..............................................                 484
                    6,100  Petrobras ADR (Preferred) ..........................................                 157
                (e)49,299  Rossi GDR ..........................................................                  59
               (a)101,175  Rossi GDS ..........................................................                 120
                6,234,632  Tele Centro Sul (Preferred) ........................................                 114
                      200  Tele Centro Sul ADR ................................................                  18
               61,649,000  Tele Leste Celular (Preferred) .....................................                  51
                      550  Tele Leste Celular ADR .............................................                  23
               82,525,000  Tele Norte Celular (Preferred) .....................................                  71
               11,487,400  Tele Norte Leste (Preferred) .......................................                 308
                    1,516  Tele Norte Leste ADR ...............................................                  39
                    1,240  Tele Sudeste Celular ...............................................                  48
                7,211,275  Tele Sudeste Celular (Preferred) ...................................                  53
                      700  Telebras ADR (Preferred) ...........................................                 90
                7,772,118  Telesp (Preferred) .................................................                 188
                   16,175  Telesp ADR .........................................................                 395
                    3,940  Telesp Celular .....................................................                 167
                3,632,675  Telesp Celular (Preferred) .........................................   $              64
                    3,395  Unibanco GDR (Preferred) ...........................................                 102
                    9,950  Usiminas (Preferred) ...............................................                  54
                                                                                                  ------------------
                                                                                                              5,604
                                                                                                  ------------------
      CHILE (7.5%)
                    6,838  Banco Edwards ADR ..................................................                 114
                    1,170  Banco Santander ADR ................................................                  18
                    2,903  Banco Santiago ADR .................................................                  62
                    5,444  CCU ADR ............................................................                 175
                    9,329  Chilectra ADR ......................................................                 187
                   12,729  Cia. de Telecomunicaciones de Chile ADR ............................                 232
                    3,706  D&S ADR ............................................................                  72
                    5,235  Endesa ADR .........................................................                  74
                    4,596  Enersis ADR ........................................................                 108
                    5,519  Quinenco ADR .......................................................                  61
                 (a)3,672  Santa Isabel ADR ...................................................                  36
                                                                                                  ------------------
                                                                                                              1,139
                                                                                                  ------------------
      COLOMBIA (0.4%)
                    9,010  Bavaria ............................................................                  40
                   17,944  Valores Bavaria ....................................................                  15
                                                                                                  ------------------
                                                                                                                 55
                                                                                                  ------------------
      MEXICO (43.5%)
                (a)40,989  Alfa, Class A ......................................................                 192
                (a)72,246  Banacci, Class L ...................................................                 278
                 (a)2,300  Banacci, Class O ...................................................                   9
               (a)310,711  Bancomer, Class O ..................................................                 130
                (a)31,443  Banorte, Class O ...................................................                  47
                (a)22,434  Carso Global Telecom ...............................................                 211
                   56,984  Carso, Class A1 ....................................................                 284
                   26,159  Cemex CPO ADR ......................................................                 729
                 (a)3,100  Cemex SA ...........................................................                  17
                (a)71,700  Cifra, Class C .....................................................                 136
                (a)70,728  Cifra, Class V .....................................................                 142
                    6,597  Empresas ICA ADR ...................................................                  21
                   32,751  Empresas ICA S.A. ..................................................                  19
                   11,355  Femsa ADR ..........................................................                 505
                   21,569  Grupo Industrial Bimbo, Class A ....................................                  48
                   31,620  Grupo Mexico S.A., Class B .........................................                 157
                   36,814  Grupo Modelo, Class C ..............................................                 101
                  118,040  Kimberly-Clark, Class A ............................................                 461
                 (a)3,577  Nuevo Grupo Iusacell S.A. ADR ......................................                  53
                (a)48,315  Organizacion Soriana SA ............................................                 222
                    3,200  Panamerican Beverages, Inc., Class A ...............................                  66
                 (a)7,705  Seminis, Inc., Class A .............................................                  49
                    4,399  Tamsa ADR ..........................................................                  60
                 (a)9,615  Televisa CPO GDR ...................................................                 656
                      214  Telmex ADR .........................................................                  24
                   17,154  Telmex, Class L ADR ................................................               1,930


     The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Latin American Portfolio
                                       78




[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER, 31 1999
--------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO (CONT.)
--------------------------------------------------------------------------------


                                                                                                              VALUE
        SHARES                                                                                                (000)
--------------------------------------------------------------------------------------------------------------------
      MEXICO (CONT.)
                   11,123  Vitro ADR ..........................................................   $              61
                                                                                                  ------------------
                                                                                                              6,608
                                                                                                  ------------------
      PERU (1.2%)
                   13,980  Tel Peru, Class B ADR ..............................................                 187
                                                                                                  ------------------
      VENEZUELA (1.6%)
                    9,998  CANTV ADR ..........................................................                 246
                                                                                                  ------------------
  TOTAL COMMON STOCKS (Cost $13,367) .........................................................              14,777
                                                                                                  ------------------


      NO. OF
      RIGHTS
  -------------
  RIGHTS (0.1%)
      BRAZIL (0.1%)
            (d)25,981,000  Banco Bradesco (Preferred) (Cost $         ) .......................                  12
                                                                                                  ------------------
  TOTAL FOREIGN SECURITIES (97.4%) (Cost $13,367) .............................................              14,789
                                                                                                  ------------------

       FACE
      AMOUNT
      (000)
  -------------
  SHORT-TERM INVESTMENT (2.7%)
      REPURCHASE AGREEMENT (2.7%)
  $                      414  Chase Securities, Inc., 2.60%, dated 12/31/99, due 1/03/00, to be repurchased at $414, collateralized by U.S. Treasury
                              Notes, 6.125% due 12/31/01, valued at $424 (Cost $414)...........                 414
                                                                                                  ------------------
      FOREIGN CURRENCY (0.0%)
      BRL               1  Brazilian Real......................................................                  --
      MXP               9  Mexican Peso........................................................                   1
                                                                                                  ------------------
  TOTAL FOREIGN CURRENCY (Cost $1)                                                                                1
                                                                                                  ------------------
         TOTAL INVESTMENTS (100.1%) (Cost $13,782).............................................              15,204
                                                                                                  ------------------
      OTHER ASSETS (0.5%)
      Dividends Receivable .....................................      $                     55
      Receivable for Portfolio Shares Sold......................                            15
      Other.....................................................                             1                   71
                                                                      -------------------------
      LIABILITIES (0.6%)
      Investment Advisory Fees Payable .........................                           (23)
      Custodian Fees Payable....................................                           (16)
      Directors' Fees and Expenses Payable .....................                            (4)
      Administrative Fees Payable ..............................                            (3)
      Bank Overdraft Payable ...................................                            (2)
      Distribution Fees Payable ................................                            (1)
      Other Liabilities ........................................                           (30)                  (79)
                                                                      -------------------------   ------------------
      NET ASSETS (100%) .......................................................................   $          15,196
                                                                                                  ==================
      NET ASSETS CONSIST OF:
      Paid in Capital .........................................................................   $          35,990
      Undistributed Net Investment Income .....................................................                 193
      Accumulated Net Realized Loss ...........................................................             (22,393)
      Unrealized Appreciation on Investments and Foreign Currency Translations.................               1,406
                                                                                                  ------------------
      NET ASSETS ..............................................................................   $          15,196
                                                                                                  ==================


                                                                                                             Amount
                                                                                                              (000)
                                                                                                  -----------------
      CLASS A:
      NET ASSETS..............................................................................    $           13,809
      NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
        Applicable to 1,219,467 outstanding $0.001 par value shares (authorized
        500,000,000 shares)...................................................................    $            11.32
                                                                                                  ==================
      CLASS B:
      NET ASSETS..............................................................................    $            1,387
      NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
        Applicable to 122,092 outstanding $0.001 par value shares (authorized 500,000,000
        shares)...............................................................................    $            11.36
                                                                                                  ==================

------------------------------------------------------------------------------
(a) -- Non-income producing
(d) -- Security valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A Security -- certain conditions for public sale may exist.
ADR -- American Depositary Receipt
CPO -- Certificate of Participation
GDR -- Global Depositary Receipt
GDS -- Global Depositary Shares
------------------------------------------------------------------------------
SUMMARY OF FOREIGN SECURITIES BY SECTOR CLASSIFICATION

                                                       VALUE            PERCENT OF
SECTOR                                                 (000)            NET ASSETS
--------------------------------------------------------------------------------------------------------------------
CAPITAL EQUIPMENT                               $         100               0.7%
CONSUMER GOODS                                          1,714               11.3
ENERGY                                                  1,642               10.8
FINANCE                                                 1,396                9.2
MATERIALS                                               2,018               13.3
MULTI-INDUSTRY                                            673                4.4
SERVICES                                                7,246               47.7
                                                      -------              -----
                                                $      14,789               97.4%
                                                      -------              -----
                                                      -------              -----

------------------------------------------------------------------------------
     The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                      Latin American Portfolio
                                       79

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Basic Materials                (0.2%)
Capital Goods                 (17.3%)
Communication Services         (4.4%)
Consumer Cyclicals             (9.5%)
Consumer Staples              (18.0%)
Financial                      (5.2%)
Healthcare                    (11.8%)
Technology                    (30.8%)
Utilities                      (0.3%)
Other                          (2.5%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
--------------------------------------------------
                                    [GRAPH]

                 Equity
                 Growth           S&P 500
             Portfolio-Class A    Index(1)
4/2/91*      $  500,000         $  500,000
10/31/91      _________          _________
10/31/92      _________          _________
12/31/92      _________          _________
12/31/93      _________          _________
12/31/94      _________          _________
12/31/95      _________          _________
12/31/96      _________          _________
12/31/97      _________          _________
12/31/98      _________          _________
12/31/99     $2,705,773          $2,398,097

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
--------------------------------------------

                                     TOTAL RETURNS(2)
                                ---------------------------
                                         AVERAGE   AVERAGE
                                         ANNUAL    ANNUAL
                                 ONE      FIVE      SINCE
                                 YEAR    YEARS    INCEPTION
                                -----    -------  ---------
PORTFOLIO -- CLASS A             39.89%    32.93%   21.28%
PORTFOLIO -- CLASS B             39.61      N/A     29.63
INDEX -- CLASS A                 21.04     28.55    19.35
INDEX -- CLASS B                 21.04      N/A     26.18


1. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Equity Growth Portfolio employs a growth-oriented investment strategy seeking long-term capital appreciation. The Portfolio seeks to accomplish its objective by investing primarily in equities of medium and large capitalization companies exhibiting strong earnings growth.

For the year ended December 31, 1999, the Portfolio had a total return of 39.89% for the Class A shares and 39.61% for the Class B shares compared to 21.04% for the S&P 500 Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 32.93% compared to 28.55% for the Index. For the period from inception on April 2, 1991 through December 31, 1999, the average annual total return for Class A shares was 21.28% compared to 19.35% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 29.63% compared to 26.18% for the Index.

The Portfolio generated excellent returns in 1999. For the three months ended December 31, 1999, the Portfolio had a total return of 22.17% for the Class A shares and 22.21% for the Class B shares compared to 14.88% for the S&P 500 Index and 25.54% for the Lipper Large Cap Growth Index. Major contributors to the strong fourth quarter results were Cisco Systems, JDS Uniphase, General Electric, Home Depot and Motorola. We note that these strong results were achieved in spite of a major downward move in the price of top-10 holding Tyco.

U.S. equity markets again set records in 1999, led by large-capitalization growth stocks in general and a white-hot technology sector in particular. The S&P 500's 21.04% increase left the Index at an all-time high, and 1999 marked the 10th consecutive up year for this Index. The compounded return for the past five years is a stunning 250%. With the exception of a brief period in the Spring, growth outperformed value throughout the year. The Russell 1000 Growth Index increased 32.3% in 1999, compared to 5.4% for the Russell 1000 Value Index. Investors continue to believe and invest in the sustainability of the growth of the largest companies, and for the most part, these companies continue to deliver stellar results.

-------------------------------------------------------------------------------

CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

-------------------------------------------------------------------------------
                                                        Equity Growth Portfolio
                                       80

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)


The largest 50 stocks in the S&P 500 had a forward price-to-earnings of 33.2 at year-end, while the price-to-earnings of the remaining 450 stocks was
18.6. Excluding technology, the S&P 500 would have only risen about 7.5%. The list of top contributors to S&P 500 performance is dominated by tech names such as Microsoft (the top contributor in 1999), Cisco (#2), Oracle Systems (#5), Qualcomm (#7), Sun Microsystems (#8), and Intel (#10). The performance of the market remained narrow in 1999, although some healthy broadening did occur late in the year. The top-30 stocks in the Index accounted for 100% of the total return, and an equal-weighted return (versus a market-capitalization weighted return) would have returned about 11.9% for the year. With a rebound in November and December, the Russell 2000 Index of small and mid-cap stocks returned 21.3%.

The Portfolio maintained and benefited from its philosophy of opportunistic concentration driven by bottom-up fundamental company analysis and an emphasis on gaining an "information edge" in the sectors and companies in which we invest. At year-end, the Portfolio's top 10 holdings accounted for approximately 39% of net assets (versus 38% at year-end 1998), and the Portfolio held positions in 82 stocks (slightly higher than the 70 names held at year-end 1998 due to an increased emphasis on smaller "farm-team" holdings). The Portfolio continues to reflect a mix of classic growth stocks such as Microsoft (5.2% of net assets at year end), Cisco Systems (5.0%), General Electric (4.9%), Home Depot (3.6%) and less well known growth names such as Tyco International (5.1%), Clear Channel Communications (3.5%), and United Technologies (3.3%). We were pleased with the Portfolio's broad-based performance, particularly in the context of a market that continued to be dominated by a small number of large capitalization stocks. No single stock accounted for more than 10% of the Portfolio's absolute performance. In addition, over 70% of the Portfolio's relative outperformance was driven by stock picking versus sector allocation. Importantly, the Portfolio's outperformance in 1999 was also consistent: the Portfolio outperformed the S&P 500 in each quarter of the year.

Technology dominated the headlines and the sector performance charts in 1999. Given the tremendous outperformance of the group, technology stocks now account for 30% of the S&P 500's total market capitalization, up from 19% at the end of 1998 and 10% five years ago. Given technology's extremely strong performance, one might find two things surprising. First, only about 28% of the Portfolio's 1999 outperformance relative to the S&P 500 was attributable to technology holdings. Second, about 90% of that relative outperformance was attributable to successful stock picking within the group as the Portfolio maintained a relatively neutral posture toward technology versus the Index weight throughout most of the year. We believe this reflects well on our bottom-up, research intensive approach to stock-picking.

Avoiding prominent underperformers, while not as sexy as finding the next "home-run", remains important to our success. In a bull market, it is very easy to focus excessive attention on picking winning stocks. Simple math reinforces our view that equal effort should be spent attempting to avoid those companies with potential disappointing fundamental changes, particularly in a current environment which has little tolerance for "negative newsflow". In fact, much of our outperformance in 1999 was attributable to avoiding companies with deteriorating fundamentals. Prominent underperformers which we largely avoided owning were Coke, Gillete, Clorox, McDonalds, Compaq, Banc One, Bank of America and First Union.

We believe Tyco remains an undervalued and misunderstood growth stock. Fears of accounting irregularities prompted by a short seller's report and a subsequently announced informal SEC inquiry resulted in a 22% decline in the stock's price in the fourth quarter (although Tyco was up 5% for the year). We continue to believe in the management of this company and in the growth of the company's underlying cash flows. We emphasize that Tyco has continued to outperform analyst expectations for earnings and cash flow in the back half of 1999.

Clear Channel Communications, another large holding in the Portfolio, continues to reap the cash flow rewards of operating and consolidating the radio, outdoor advertising and television business. Over the years that we have been invested in this dynamic growth company, Clear Channel has become an opportunistic dominant player in global media. This strong management team, which is well motivated by their multi-billion dollar position in the company's stock, continues to find ways to expand the company's platform in ways that are accretive to the wealth of all stock holders. The pending AMFM Inc. acquisition is another move to further consolidation in the radio industry that we believe changes, yet again, to the advantage of Clear Channel, the powerful proposition that can be delivered to its clients. With over 800 radio stations around the country, this company can deliver a ubiquitous message in a targeted way at a lower cost than most other advertising mediums. The imbedded internet opportunity within Clear Channel, a theme common to many of our holdings, should yet again


--------------------------------------------------------------------------------
                                                          Equity Growth Porfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)


drive growth in ways not fully appreciated. This is likely to manifest itself in advertising and e-commerce opportunities. We therefore remain overweight the broadcasting group, including companies such as Time Warner and Liberty Media.

United Technologies remains a top ten holding of the Portfolio. This "old economy" company is consistently pumping out 15% plus annual earnings growth despite its Asian exposure in 1998 and its commercial aerospace exposure in 1999. The company is embracing the internet. Examples include Otis.com, which includes a joint venture with a company that will help them put internet based advertisements in high story elevators, the use of and investment in Freemarkets.com for business to business (B2B) auctions, and the sale of aircraft engine spare parts via the internet. No - we are not positioning United Technologies as an internet company, but just highlighting that they are embracing the "new economy" in what are thought of as hard core industrial sectors. This has positive implications not just for this company, but for all the "new economy" companies that will provide the infrastructure for this revolution.

Warner Lambert was the shining star in an otherwise dismal large cap pharmaceutical universe in 1999, and it remains one of our most overweight names as we enter 2000. We continue to believe in the stock's value as part of a combination with either Pfizer (hostile acquisition proposal) or American Home Products (partner in agreed-to merger of equals). A combination with Pfizer, which the market is clearly betting will occur, would produce a company with by-far the industry's fastest earnings growth rate driven by 15%-plus sales growth and enormous cost synergies. In addition, we believe consensus stand-alone Warner Lambert earnings estimates remain too low given estimates that are too conservative for Lipitor (cholesterol) and Neurontin (epilepsy) sales.

Costco, the leader in wholesale club retailing, has significantly higher unit volumes and faster same store sales growth then its competitors, Sam's Club (a division of Wal-Mart) and BJ's. Costco is using the internet as another distribution channel, and generally carries higher end product than is available in the stores, which minimizes cannibalization. At the same time the core business is not threatened since shipping costs would be too high on the large, inexpensive items they carry. Costco also has a self perpetuating business model, as it uses it's rapidly growing sales base to get better pricing from vendors, which in turn is passed on to members, leading to even sharper pricing and higher volume.

The domestic economy continues to create a "Goldilocks" not too hot, not too cold backdrop that we believe will create many opportunities for growth investing. Notwithstanding modest interest rate increases, precipitated in part by the anticipated global recovery and the demand for capital this will create, we see little inflation pressure due to: 1) Continued lack of pricing in all but a few sectors, 2) Productivity increases driven by technology (and the internet specifically) and restructuring; and 3) Increasing domestic budget surpluses. The benign inflation outlook combined with the gradual "u-shaped" recoveries we expect in many foreign markets, leads us to believe the outperformance of large cap growth is likely to continue.

We believe the Portfolio is well positioned for the current environment. We are about market weighted in technology, but also own some non-technology stocks that we believe should benefit from the growth of the internet and the impact it will have on other companies. We are believers in the New Economy, but believe there are many Old Economy companies that are likely to benefit from the internet. We believe the pharmaceutical sector's 10-year low relative valuations combined with improving relative earnings momentum (as the market's earnings growth decelerates to a more normalized pace), justifies our slightly overweight position in healthcare.

Philip W. Friedman
PORTFOLIO MANAGER

Margaret K. Johnson
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
Equity Growth Portfolio
                                       82

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO


                                                                                                              VALUE
  SHARES                                                                                                      (000)
--------------------------------------------------------------------------------------------------------------------
  COMMON STOCKS (97.5%)
      BASIC MATERIALS (0.2%)
        CHEMICALS (DIVERSIFIED) (0.2%)
                  71,600   Monsanto Co. .......................................................            $  2,551
                                                                                                  ------------------
      CAPITAL GOODS (17.3%)
        AEROSPACE/DEFENSE (1.2%)
                 290,000   General Dynamics Corp. .............................................              15,297
                                                                                                  ------------------
        ELECTRICAL EQUIPMENT (5.5%)
                 387,800   General Electric Co. ...............................................              60,012
               (a)76,700   Solectron Corp. ....................................................               7,296
                                                                                                  ------------------
                                                                                                             67,308
                                                                                                  ------------------
      MANUFACTURING (DIVERSIFIED) (9.4%)
                 160,000   Textron, Inc. ......................................................              12,270
               1,606,600   Tyco International Ltd. ............................................              62,457
                 627,400   United Technologies Corp. ..........................................              40,781
                                                                                                  ------------------
                                                                                                            115,508
                                                                                                  ------------------
      OFFICE EQUIPMENT & SUPPLIES (1.2%)
                 294,800   Pitney Bowes, Inc. .................................................              14,243
                                                                                                  ------------------
  TOTAL CAPITAL GOODS                                                                                       212,356
                                                                                                  ------------------
      COMMUNICATION SERVICES (4.4%)
        TELECOMMUNICATIONS (LONG DISTANCE) (2.4%)
              (a)540,600   MCI Worldcom, Inc. .................................................              28,685
                                                                                                  ------------------
        TELEPHONE (2.0%)
                 293,500   Bell Atlantic Corp. ................................................              18,069
                  38,200   BellSouth Corp. ....................................................               1,788
               (a)57,600   Pinnacle Holdings, Inc. ............................................               2,441
                  48,700   SBC Communications, Inc. ...........................................               2,374
                                                                                                  ------------------
                                                                                                             24,672
                                                                                                  ------------------

  TOTAL COMMUNICATION SERVICES .............................................................                 53,357
                                                                                                  ------------------
      CONSUMER CYCLICALS (9.5%)
        RETAIL (BUILDING SUPPLIES) (3.6%)
                 645,900   Home Depot, Inc. ...................................................              44,285
                                                                                                  ------------------
        RETAIL (GENERAL MERCHANDISE) (3.6%)
              (a)288,400   Costco Wholesale Corp. .............................................              26,316
                 259,800   Wal-Mart Stores, Inc. ..............................................              17,959
                                                                                                  ------------------
                                                                                                             44,275
                                                                                                  ------------------
        RETAIL (SPECIALTY) (0.8%)
                 205,010   Intimate Brands, Inc. ..............................................               8,841
                                                                                                  ------------------
        RETAIL (SPECIALTY/APPAREL) (0.3%)
                  43,800   Tiffany & Co. ......................................................               3,909
                                                                                                  ------------------
        SERVICES (ADVERTISING/MARKETING) (1.2%)
                 147,800   Omnicom Group, Inc. ................................................              14,780
                                                                                                  ------------------
  TOTAL CONSUMER CYCLICALS                                                                                  116,090
                                                                                                  ------------------
  CONSUMER STAPLES (18.0%)
      BEVERAGES (ALCOHOLIC) (0.8%)
                 148,800   Anheuser Busch Cos., Inc. ..........................................   $          10,546
                                                                                                  ------------------
      BROADCASTING (TV, RADIO, CABLE) (11.6%)
              (a)211,000   AMFM, Inc. .........................................................              16,511
              (a)446,900   AT&T Corp., Liberty Media Group, Class A-Common ....................              25,362
                 150,400   CBS Corp. ..........................................................               9,616
              (a)206,500   Charter Communications, Inc., Class A ..............................               4,517
              (a)483,300   Clear Channel Communications, Inc. .................................              43,135
                  67,600   Comcast Corp., Class A-Common ......................................               3,236
                 361,500   Comcast Corp., Class A-Special .....................................              18,165
              (a)246,800   MediaOne Group, Inc. ...............................................              18,957
               (a)54,300   Tivo, Inc. .........................................................               1,833
               (a)35,400   TV Guide, Inc. .....................................................               1,522
                                                                                                  ------------------
                                                                                                            142,854
                                                                                                  ------------------
      ENTERTAINMENT (2.2%)
                 366,300   Time Warner, Inc. ..................................................              26,534
                                                                                                  ------------------
      FOODS (0.8%)
              (a)164,300   Keebler Foods Co. ..................................................               4,621
                  75,100   Quaker Oats Co. ....................................................               4,928
                                                                                                  ------------------
                                                                                                              9,549
                                                                                                  ------------------
      HOUSEHOLD PRODUCTS (NON-DURABLES) (1.7%)
                  28,500   Estee Lauder Cos., Class A .........................................               1,438
                 177,800   Procter & Gamble Co. ...............................................              19,480
                                                                                                  ------------------
                                                                                                             20,918
                                                                                                  ------------------
      RESTAURANTS (0.2%)
              (a)106,700   Brinker International, Inc. ........................................               2,561
                                                                                                  ------------------
      RETAIL (FOOD CHAINS) (0.3%)
               (a)92,600   Safeway, Inc. ......................................................               3,293
                                                                                                  ------------------
      TOBACCO (0.4%)
                 201,000   Philip Morris Cos., Inc. ...........................................               4,661
                                                                                                  ------------------
  TOTAL CONSUMER STAPLES ......................................................................             220,916
                                                                                                  ------------------
  FINANCIAL (5.2%)
      BANKS (MAJOR REGIONAL) (1.2%)
                 359,400   Bank of New York Co., Inc. .........................................              14,376
                                                                                                  ------------------
      FINANCIAL (DIVERSIFIED) (3.4%)
                 131,700   American Express Co. ...............................................              21,895
                 363,075   Citigroup, Inc. ....................................................              20,174
                                                                                                  ------------------
                                                                                                             42,069
                                                                                                  ------------------
      INSURANCE (MULTI-LINE) (0.6%)
                  71,800   American International Group, Inc. .................................               7,763
                                                                                                  ------------------
  TOTAL FINANCIAL                                                                                            64,208
                                                                                                  ------------------
  HEALTHCARE (11.8%)
      HEALTHCARE (DIVERSIFIED) (7.0%)
                 284,000   American Home Products Corp. .......................................              11,200
                 403,900   Bristol-Myers Squibb Co. ...........................................              25,925
                 183,500   Johnson & Johnson ..................................................              17,089
                 388,000   Warner Lambert Co. .................................................              31,792
                                                                                                  ------------------
                                                                                                             86,006
                                                                                                  ------------------
      HEALTHCARE (DRUGS - GENERIC & OTHERS) (0.8%)
              (a)146,700   Amgen, Inc. ........................................................               8,811
               (a)20,700   Tularik, Inc. ......................................................                 670
                                                                                                  ------------------
                                                                                                              9,481
                                                                                                  ------------------
      HEALTHCARE (DRUGS - MAJOR PHARMS) (3.5%)
                  58,500   Eli Lilly & Co. ....................................................               3,890
               (a)42,500   Forest Laboratories, Inc., Class A .................................               2,611
                 242,900   Merck & Co., Inc. ..................................................              16,290
                 627,000   Pfizer, Inc. .......................................................              20,338
                                                                                                  ------------------
                                                                                                  $          43,129
                                                                                                  ------------------


     The accompanying notes are integral part of the financial statements.
------------------------------------------------------------------------------
                                                       Equity Growth Portfolio
                                       83

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

                                                                                                              VALUE
      SHARES                                                                                                  (000)
--------------------------------------------------------------------------------------------------------------------
  HEALTHCARE  (CONT.)
      HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES) (0.5%)
                 159,300   Medtronic, Inc. ....................................................            $  5,805
                                                                                                  ------------------
  TOTAL HEALTHCARE.............................................................................             144,421
                                                                                                  ------------------
  TECHNOLOGY (30.8%)
      COMMUNICATION EQUIPMENT (7.7%)
                 364,800   American Tower Corp., Class A ......................................              11,149
              (a)111,200   CIENA Corp. ........................................................               6,394
               (a)18,700   Finisar Corp. ......................................................               1,681
               (a)80,000   JDS Uniphase Corp. .................................................              12,905
                 202,200   Lucent Technologies, Inc. ..........................................              15,127
                 244,200   Motorola, Inc. .....................................................              35,958
                 103,500   Nortel Networks Corp. ..............................................              10,454
                                                                                                  ------------------
                                                                                                             93,668
                                                                                                  ------------------
      COMPUTERS (HARDWARE) (1.0%)
              (a)162,800   Sun Microsystems, Inc. .............................................              12,607
                                                                                                  ------------------
      COMPUTERS (NETWORKING) (6.6%)
              (a)573,350   Cisco Systems, Inc. ................................................              61,420
               (a)21,300   Cobalt Networks, Inc. ..............................................               2,308
               (a)43,200   Inktomi Corp. ......................................................               3,834
               (a)11,300   Juniper Networks, Inc. .............................................               3,842
               (a)22,000   YAHOO!, Inc. .......................................................               9,519
                                                                                                  ------------------
                                                                                                             80,923
                                                                                                  ------------------
      COMPUTERS (SOFTWARE & SERVICES) (8.7%)
              (a)227,400   America Online, Inc. ...............................................              17,154
               (a)24,900   Internet Capital Group, Inc. .......................................               4,233
              (a)168,800   IXnet, Inc. ........................................................               5,085
              (a)549,800   Microsoft Corp. ....................................................              64,189
              (a)103,300   Novell, Inc. .......................................................               4,113
               (a)20,000   OpenTV Corp. .......................................................               1,605
               (a)74,650   Oracle Corp. .......................................................               8,365
                (a)9,900   VA Linux Systems, Inc. .............................................               2,046
                                                                                                  ------------------
                                                                                                            106,790
                                                                                                  ------------------
      ELECTRONICS (DEFENSE) (0.8%)
                  66,100   General Motors Corp., Class H ......................................               6,346
               (a)61,500   Litton Industries, Inc. ............................................               3,067
                                                                                                  ------------------
                                                                                                              9,413
                                                                                                  ------------------
      ELECTRONICS (SEMICONDUCTORS) (4.6%)
                 423,300   Intel Corp. ........................................................              34,843
              (a)210,800   Maxim Integrated Products, Inc. ....................................               9,947
                 111,600   Texas Instruments, Inc. ............................................              10,811
                                                                                                  ------------------
                                                                                                             55,601
                                                                                                  ------------------
      EQUIPMENT (SEMICONDUCTORS) (1.4%)
              (a)125,500   Applied Materials, Inc. ............................................              15,899
               (a)13,400   KLA-Tencor Corp. ...................................................               1,493
                                                                                                  ------------------
                                                                                                             17,392
                                                                                                  ------------------
  TOTAL TECHNOLOGY                                                                                          376,394
                                                                                                  ------------------
   UTILITIES (0.3%)
        ELECTRIC COMPANIES (0.3%)
                  88,400   Montana Power Co. ..................................................               3,188
                                                                                                  ------------------
  TOTAL COMMON STOCKS (Cost $785,209) .........................................................           1,193,481
                                                                                                  ------------------



       FACE
      AMOUNT                                                                                                  VALUE
       (000)                                                                                                  (000)
--------------------------------------------------------------------------------------------------------------------

  SHORT-TERM INVESTMENT (2.5%)
    REPURCHASE AGREEMENT (2.5%)
  $    30,591   Chase Securities, Inc., 2.60%, dated
                      12/31/99, due 1/03/99, to be repurchased
                      at $30,598, collateralized by U.S.
                      Treasury Bond, 3.625%, due 7/15/02,
                      valued at $31,214
                      (Cost $30,591)............................................................            $30,591
                                                                                                  ------------------
  TOTAL INVESTMENTS (100.0%) (Cost $815,800)....................................................          1,224,072
                                                                                                  ------------------
  OTHER ASSETS (0.2%)
        Receivable for Portfolio Shares Sold............................................ $1,996
        Dividends Receivable............................................................    482
        Interest Receivable.............................................................      2
        Other...........................................................................     42               2,522
                                                                                         -------
  LIABILITIES (0.2%)
        Investment Advisory Fees Payable................................................ (1,680)
        Payable for Portfolio Shares Redeemed...........................................   (556)
        Administrative Fees Payable.....................................................   (148)
        Distribution Fees Payable.......................................................   (129)
        Directors' Fees and Expenses Payable............................................    (44)
        Bank Overdraft Payable..........................................................    (26)
        Custodian Fees Payable..........................................................    (19)
        Other Liabilities...............................................................    (98)             (2,700)
                                                                                                  ------------------
  NET ASSETS (100%).....................................................................         $        1,223,894
                                                                                                  ==================
  NET ASSETS CONSIST OF:
      Paid in Capital...........................................................................  $          779,283
      Distributions in Excess of Net Investment Income..........................................                (45)
      Accumulated Net Realized Gain.............................................................             36,384
      Unrealized Appreciation on Investments....................................................            408,272
                                                                                                  ------------------
  NET ASSETS....................................................................................  $        1,223,894
                                                                                                  ==================

  CLASS A:
  --------
  NET ASSETS..................................................................................... $         977,005
  NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE
       Applicable to 39,011,127 outstanding $0.001 par value
       shares (authorized 500,000,000 shares)...................................................  $            25.04
                                                                                                  ==================
   CLASS B:
   --------
   NET ASSETS...................................................................................  $          246,889
   NET ASSET VALUE, OFFERING AND REDEMPTION
       PRICE PER SHARE
       Applicable to 9,915,093 outstanding $0.001 par value
       shares (authorized 500,000,000 shares)...................................................  $            24.90
                                                                                                  ==================

------------------------------------------------------------------------------
(a) -- Non-income producing security




     The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
Equity Growth Portfolio
                                       84

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                         [CHART]

Capital Goods            (17.3%)
Communication Services   (10.9%)
Consumer Cyclicals        (7.5%)
Consumer Staples         (12.2%)
Financial                 (3.4%)
Healthcare               (10.6%)
Technology               (32.4%)
Utilities                 (1.8%)
Other                     (3.9%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

                                                 Lipper
            Focus Equity          S&P          Large Cap
          Portfolio-Class A   500 Index(1)    Growth Index
          -----------------   ------------    ------------
3/8/95       $  500,000        $  500,000      $  500,000
12/31/95     __________        __________      __________
12/31/96     __________        __________      __________
12/31/97     __________        __________      __________
12/31/98     __________        __________      __________
12/31/99     $2,240,832        $1,660,882      $1,402,073

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX
AND THE LIPPER LARGE CAP GROWTH INDEX(1)
-----------------------------------------

                                                TOTAL RETURNS(2)
                                                ----------------
                                                         AVERAGE
                                                          ANNUAL
                                                ONE       SINCE
                                                YEAR    INCEPTION
                                                ------  ---------
PORTFOLIO -- CLASS A .......................... 46.44%    36.58%
PORTFOLIO -- CLASS B .......................... 46.13     32.98
S&P 500 INDEX -- CLASS A ...................... 21.04     28.31
LIPPER LARGE CAP GROWTH INDEX -- CLASS A ...... 34.82     31.07
S&P 500 INDEX -- CLASS B ...................... 21.04     26.18
LIPPER LARGE CAP GROWTH INDEX -- CLASS B ...... 34.82     29.67

1. The S&P 500 Index is an unmanaged stock index comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. The Lipper Large Cap Growth Index is a composite of mutual funds managed for maximum capital gains.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Focus Equity Portfolio (formerly the Aggressive Equity Portfolio) seeks capital appreciation through a concentrated, non-diversified portfolio of corporate equity securities. Short sales and options can be used to enhance performance.

For the year ended December 31, 1999, the Portfolio had a total return of 46.44% for the Class A shares and 46.13% for the Class B shares compared to 21.04% for the S&P 500 Index and 34.82% for the Lipper Large Cap Growth Index. For the period from inception on March 8, 1995 through December 31, 1999, the average annual total return for the Class A shares was 36.58% compared to 28.31% for the S&P 500 Index and 31.07% for the Lipper Large Cap Growth Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 32.98% compared to 26.18% for the S&P 500 Index and 29.67% for the Lipper Large Cap Growth Index.

The Portfolio generated excellent returns in 1999. Major contributors to the strong fourth quarter results were Cisco Systems, Nortel Networks, General Electric, Associated Group, and Home Depot. We note that these strong results were achieved in spite of a major downward move in the price of top-10 holding Tyco.

For the three months ended December 31, 1999, the Portfolio had a total return of 19.14% for the Class A shares and 19.10% for the Class B shares compared to 14.88% for the S&P 500 Index and 25.54% for the Lipper Large Cap Growth Index.

U.S. equity markets again set records in 1999, led by large- capitalization growth stocks in general and a white-hot technology sector in particular. The S&P 500's 21.04% increase left the Index at an all-time high and 1999 marked the 10th consecutive up year for this Index. The compounded return for the past five years is a stunning 250%. With the exception of a brief period in the Spring, growth continued to outperform value throughout the year. The Russell 1000 Growth Index increased 32.3% in 1999, versus 5.4% for the Russell 1000 Value Index. Investors
--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PORTFOLIO'S CONCENTRATION OF ITS ASSETS IN A SMALL NUMBER OF ISSUERS AND ITS USE OF EQUITY-LINKED SECURITIES WILL SUBJECT IT TO GREATER RISKS. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.


--------------------------------------------------------------------------------
                                                          Focus Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)

continue to believe and invest in the sustainability of the growth of the largest companies, and for the most part, these companies continue to deliver stellar results. The largest 50 stocks in the S&P 500 had a forward price-to-earnings of 33.2 at year-end, while the price-to-earnings of the remaining 450 stocks was 18.6. Excluding technology, the S&P 500 would have only risen about 7.5%. The list of top contributors to S&P 500 performance is dominated by tech names such as Microsoft (the top contributor in 1999), Cisco (#2), Oracle Systems (#5), Qualcomm (#7), Sun Microsystems (#8), and Intel (#10). The performance of the market remained narrow in 1999, although some healthy broadening did occur late in the year. The top-30 stocks in the Index accounted for 100% of the total return, and an equal-weighted return (versus a market-capitalization weighted return) would have returned about 11.9% for the year. With a rebound in November and December, the Russell 2000 Index of small and mid-cap stocks returned 21.3%.

The Portfolio maintained and benefited from its philosophy of opportunistic concentration driven by bottom-up fundamental company analysis and an emphasis on gaining an "information edge" in the sectors and companies in which we invest. At year-end, the Portfolio's top 10 holdings accounted for approximately 47% of net assets (versus 49% at year-end 1998) and the Portfolio held positions in 40 stocks (versus 34 names held at year-end 1998). Cash was slightly above normal levels at almost 4% of assets at year-end due to a desire to raise liquidity in front of potential Y2K dislocations that fortunately did not materialize. The Portfolio continues to reflect a mix of classic growth stocks such as Microsoft (5.7% of net assets at year end), Cisco Systems (5.3%), General Electric (5.2%), Home Depot (4.0%) and less well known growth names such as Tyco International (5.7%), Clear Channel Communications (4.3%), and United Technologies (4.0%). We were pleased with the Portfolio's fairly broad-based performance, particularly in the context of a market that continued to be dominated by a small number of very large capitalization stocks. No single stock accounted for more than 11% of the Portfolio's absolute performance. In addition, over 65% of the Portfolio's relative outperformance was driven by stock picking versus sector allocation. The Portfolio's very consistent outperformance in 1999 was also pleasing to us: the Portfolio outperformed the S&P 500 in each quarter of the year.

Technology dominated the headlines and the sector performance charts in 1999. Given the tremendous outperformance of the sector, technology stocks now account for 30% of the S&P 500's total market capitalization, up from 19% at the end of 1998 and 10% five years ago. Given technology's extremely strong performance, one might find two things surprising. First, only about 33% of the Portfolio's 1999 outperformance relative to the S&P 500 was attributable to technology holdings. Second, about 70% of that relative outperformance was attributable to successful stock picking within the group as the Portfolio maintained a relatively neutral posture toward technology versus the Index weight throughout most of the year. We believe this reflects well on our bottom-up, research intensive approach to stock picking.

Avoiding prominent underperformers, while not as sexy as finding the next "home-run", remains important to our success. In a bull market, it is very easy to focus excessive attention on picking winning stocks. Simple math reinforces our view that equal effort should be spent attempting to avoid those companies with potential disappointing fundamental changes, particularly in a current environment, which has little tolerance for "negative newsflow". In fact, much of our outperformance in 1999 was attributable to avoiding companies with deteriorating fundamentals. Prominent underperformers which we largely avoided owning were Coke, Gillete, Clorox, McDonalds, Compaq, Banc One, Bank of America and First Union.

We believe Tyco remains an undervalued and misunderstood growth stock. Fears of accounting irregularities prompted by a short seller's report and a subsequently announced informal SEC inquiry resulted in a 22% decline in the stock's price in the fourth quarter (although Tyco was up 5% for the year). We continue to believe in the management of this company and in the growth of the company's underlying cash flows. We emphasize that Tyco has continued to outperform analyst expectations for earnings and cash flow in the back half of 1999.

Clear Channel Communications, another large holding in the Portfolio, continues to reap the cash flow rewards of operating and consolidating the radio, outdoor advertising and television business. Over the years that we have been invested in this dynamic growth company, Clear Channel has become an opportunistic dominant player in global media. This strong management team, which is well motivated by their multi-billion dollar position in the company's stock, continues to find ways to expand the company's platform in ways that are accretive to the wealth of all stock holders. The pending AMFM Inc. acquisition is another move to further consolidation in the radio industry that we believe changes, yet again, to the advantage of Clear Channel, the powerful proposition that can be delivered to

--------------------------------------------------------------------------------
Focus Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)

its clients. With over 800 radio stations around the country, this company can deliver a ubiquitous message in a targeted way at a lower cost than most other advertising mediums. The imbedded internet opportunity within Clear Channel, a theme common to many of our holdings, should yet again drive growth in ways not fully appreciated. This is likely to manifest itself in advertising and e-commerce opportunities. We therefore remain overweight the broadcasting group, including companies such as Time Warner and Liberty Media.

United Technologies remains a top ten holding of the Portfolio. This "old economy" company is consistently pumping out 15% plus annual earnings growth despite its Asian exposure in 1998 and its commercial aerospace exposure in 1999. The company is embracing the internet. Examples include Otis.com, which includes a joint venture with a company that will help them put internet based advertisements in high story elevators, the use of and investment in Freemarkets.com for business to business (B2B) auctions, and the sale of aircraft engine spare parts via the internet. No - we are not positioning United Technologies as an internet company, but just highlighting that they are embracing the "new economy" in what are thought of as hard core industrial sectors. This has positive implications not just for this company, but for all the "new economy" companies that will provide the infrastructure for this revolution.

Warner Lambert was the shining star in an otherwise dismal large cap pharmaceutical universe in 1999, and it remains one of our most overweight names as we enter 2000. We continue to believe in the stock's value as part of a combination with either Pfizer (hostile acquisition proposal) or American Home Products (partner in agreed-to merger of equals). A combination with Pfizer, which the market is clearly betting will occur, would produce a company with by-far the industry's fastest earnings growth rate driven by 15%-plus sales growth and enormous cost synergies. In addition, we believe consensus stand-alone Warner Lambert earnings estimates remain too low given estimates that are too conservative for Lipitor (cholesterol) and Neurontin (epilepsy) sales.

Costco, the leader in wholesale club retailing, has significantly higher unit volumes and faster same store sales growth then its competitors, Sam's Club (a division of Wal Mart) and BJ's. Costco is using the internet as another distribution channel, and generally carries higher end product than is available in the stores, which minimizes cannibalization. At the same time the core business is not threatened since shipping costs would be too high on the large, inexpensive items they carry. Costco also has a self perpetuating business model, as it uses its rapidly growing sales base to get better pricing from vendors, which in turn is passed on to members, leading to even sharper pricing and higher volume.

The domestic economy continues to create a "Goldilocks" not too hot, not too cold backdrop that we believe will create many opportunities for growth investing. Notwithstanding modest interest rate increases, precipitated in part by the anticipated global recovery and the demand for capital this will create, we see little inflation pressure due to: 1) Continued lack of pricing in all but a few sectors, 2) Productivity increases driven by technology (and the internet specifically) and restructuring; and 3) Increasing domestic budget surpluses. The benign inflation outlook combined with the gradual "u-shaped" recoveries we expect in many foreign markets, lead us to believe the outperformance of large cap growth is likely to continue.

We believe the Portfolio is well positioned for the current environment. We are about market weighted in technology, but also own some non-technology stocks that we believe should benefit from the growth of the internet and the impact it will have on the companies. We are believers in the "new economy", but believe there are many "old economy" companies that are likely to benefit from the internet. We believe the pharmaceutical sector's 10-year low relative valuations combined with improving relative earnings momentum (as the market's earnings growth decelerates to a more normalized pace), justifies our slightly overweight position in healthcare.

Philip W. Friedman
PORTFOLIO MANAGER

William S. Auslander
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
                                                          Focus Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
--------------------------------------------------------------------------------

     SHARES                                                       VALUE
                                                                  (000)
------------------------------------------------------------------------
COMMON STOCKS (96.1%)
  CAPITAL GOODS (17.3%)
    AEROSPACE & DEFENSE (1.0%)
            29,200  General Dynamics Corp. ............ $         1,540
                                                        ----------------
    ELECTRICAL EQUIPMENT (5.2%)
            53,600  General Electric Co. ..............           8,295
                                                        ----------------
    MANUFACTURING (DIVERSIFIED) (11.1%)
            27,800  Textron, Inc. .....................           2,132
           232,700  Tyco International Ltd.                       9,046
            98,500  United Technologies Corp.                     6,403
                                                        ----------------
                                                                 17,581
                                                        ----------------
TOTAL CAPITAL GOODS                                              27,416
                                                        ----------------
  COMMUNICATION SERVICES (10.9%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (5.1%)
         (a)12,500  Associated Group, Inc., Class A ...           1,141
         (a)75,300  Associated Group, Inc., Class B ...           6,927
                                                        ----------------
                                                                  8,068
                                                        ----------------
    TELECOMMUNICATIONS (LONG DISTANCE) (3.1%)
            72,500  Sprint Corp. ......................           4,880
                                                        ----------------
    TELEPHONE (2.7%)
            71,000  Bell Atlantic Corp. ...............           4,371
                                                        ----------------
TOTAL COMMUNICATION SERVICES ..........................          17,319
                                                        ----------------
  CONSUMER CYCLICALS (7.5%)
    RETAIL (BUILDING SUPPLIES) (4.0%)
            91,950  Home Depot, Inc. ..................           6,305
                                                        ----------------
    RETAIL (GENERAL MERCHANDISE) (2.5%)
         (a)42,400  Costco Wholesale Corp. ............           3,869
                                                        ----------------
    RETAIL (SPECIALTY) (1.0%)
            37,500  Intimate Brands, Inc. .............           1,617
                                                        ----------------
TOTAL CONSUMER CYCLICALS ..............................          11,791
                                                        ----------------
  CONSUMER STAPLES (12.2%)
    BROADCASTING (TV, RADIO, CABLE) (7.7%)
         (a)28,400  AMFM, Inc. ........................           2,222
         (a)24,900  AT&T Corp.- Liberty Media,
             Class  A .................................           1,413
         (a)77,100  Clear Channel Communications,
             Inc. .....................................           6,881
         (a)21,100  MediaOne Group, Inc. ..............           1,621
                                                        ----------------
                                                                 12,137
                                                        ----------------
    ENTERTAINMENT (2.1%)
            46,800  Time Warner, Inc. .................           3,390
                                                        ----------------
    FOODS (0.7%)
         (a)39,100  Keebler Foods Co. .................           1,100
                                                        ----------------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (1.7%)
            25,200  Procter & Gamble Co. ..............           2,761
                                                        ----------------
TOTAL CONSUMER STAPLES ................................          19,388
                                                        ----------------
  FINANCIAL (3.4%)
    BANKS (MAJOR REGIONAL) (1.8%)
            71,100  Bank of New York Co., Inc. ........           2,844
                                                        ----------------
    FINANCIAL (DIVERSIFIED) (1.6%)
            15,300  American Express Co. ..............           2,544
                                                        ----------------
TOTAL FINANCIAL .......................................           5,388
                                                        ----------------
  HEALTHCARE (10.6%)
    HEALTHCARE (DIVERSIFIED) (7.5%)
            41,100  American Home Products Corp. ......           1,621
            69,000  Bristol-Myers Squibb Co. .......... $         4,429
            70,000  Warner Lambert Co. ................           5,735
                                                        ----------------
                                                                 11,785
                                                        ----------------
    HEALTHCARE (DRUGS - MAJOR PHARMS) (3.1%)
            30,600  Merck & Co., Inc. .................           2,052
            89,600  Pfizer, Inc. ......................           2,907
                                                        ----------------
                                                                  4,959
                                                        ----------------
TOTAL HEALTHCARE ......................................          16,744
                                                        ----------------
  TECHNOLOGY (32.4%)
    COMMUNICATION EQUIPMENT (11.0%)
         (a)85,400  American Tower Corp., Class A .....           2,610
         (a)11,600  JDS Uniphase Corp. ................           1,871
            29,000  Lucent Technologies, Inc. .........           2,170
            39,100  Motorola, Inc. ....................           5,758
            49,400  Nortel Networks Corp. .............           4,989
                                                        ----------------
                                                                 17,398
                                                        ----------------
    COMPUTERS (HARDWARE) (1.3%)
         (a)26,800  Sun Microsystems, Inc. ............           2,075
                                                        ----------------
    COMPUTERS (NETWORKING) (5.3%)
         (a)77,800  Cisco Systems, Inc. ...............           8,334
                                                        ----------------
    COMPUTERS (SOFTWARE & SERVICES) (7.0%)
         (a)26,900  America Online, Inc. ..............           2,029
         (a)77,000  Microsoft Corp. ...................           8,990
                                                        ----------------
                                                                 11,019
                                                        ----------------
    ELECTRONICS (SEMICONDUCTORS) (6.4%)
            52,500  Intel Corp. .......................           4,321
         (a)87,600  Maxim Integrated Products, Inc. ...           4,134
            17,500  Texas Instruments, Inc. ...........           1,695
                                                        ----------------
                                                                 10,150
                                                        ----------------
    EQUIPMENT (SEMICONDUCTORS) (1.4%)
         (a)17,600  Applied Materials, Inc. ...........           2,230
                                                        ----------------
TOTAL TECHNOLOGY                                                 51,206
                                                        ----------------
  UTILITIES (1.8%)
    ELECTRIC COMPANIES (1.8%)
            80,900  Montana Power Co. .................           2,917
                                                        ----------------
TOTAL COMMON STOCKS (COST $118,739) ...................         152,169
                                                        ----------------
    FACE
   AMOUNT
    (000)
SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
$     6,343  Chase Securities, Inc., 2.60%,
             dated 12/31/99, due 1/3/00, to be
             repurchased at $6,344, collateralized by
             U.S. Treasury Bonds, 6.125%, due 12/31/01,
             valued at $6,477 (Cost $6,343) ...........           6,343
                                                        ----------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Focus Equity Portfolio
                                       88

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO (CONT.)
--------------------------------------------------------------------------------
                                                                 AMOUNT
                                                                  (000)
------------------------------------------------------------------------
TOTAL INVESTMENTS (100.1%) (COST $125,082) ............  $      158,512
                                                         ---------------
OTHER ASSETS (0.1%)
  Receivable for Portfolio Shares Sold ..... $      114
  Dividends Receivable .....................         52
  Other ....................................          5             171
                                             -----------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable .........       (261)
  Payable for Portfolio Shares Redeemed ....        (41)
  Administrative Fees Payable ..............        (18)
  Directors' Fees and Expenses Payable .....        (12)
  Distribution Fees Payable ................        (12)
  Custodian Fees Payable ...................         (6)
  Bank Overdraft Payable ...................         (3)
  Other Liabilities ........................        (34)          (387)
                                             ----------- ---------------
NET ASSETS (100%) .....................................  $      158,296
                                                         ---------------
                                                         ---------------
NET ASSETS CONSIST OF:
Paid in Capital .......................................  $      116,210
Accumulated Net Investment Loss .......................            (12)
Accumulated Net Realized Gain .........................           8,668
Unrealized Appreciation on Investments and Foreign
  Currency Translations ...............................          33,430
                                                         ---------------
NET ASSETS ............................................  $      158,296
                                                         ---------------
                                                         ---------------
CLASS A:
NET ASSETS ............................................  $      136,128
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 6,910,367 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..............  $        19.70
                                                         ---------------
                                                         ---------------
CLASS B:
NET ASSETS ............................................  $       22,168
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,136,855 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..............  $        19.50
                                                         ---------------
                                                         ---------------
------------------------------------------------------------------------

(a) -- Non-income producing


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                          Focus Equity Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                             [CHART]

Auto & Transportation         (1.5%)
Consumer Discretionary       (29.9%)
Financial Services            (7.8%)
Healthcare                    (2.2%)
Producer Durables            (12.7%)
Technology                   (30.6%)
Utilities                    (10.6%)
Other                         (4.7%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                           [GRAPH]

                Small Cap           Russell
            Growth Portfolio     2000 Index(1)
            ----------------     -------------
11/1/89*       $  500,000          $  500,000
10/31/90       __________          __________
10/31/91       __________          __________
10/31/92       __________          __________
12/31/92       __________          __________
12/31/93       __________          __________
12/31/94       __________          __________
12/31/95       __________          __________
12/31/96       __________          __________
12/31/97       __________          __________
12/31/98       __________          __________
12/31/99       $3,134,586          $1,773,312

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.


PERFORMANCE COMPARED TO THE RUSSELL 2000 INDEX(1)
-------------------------------------------------

                                     TOTAL   RETURNS(2)
                            -------------------------------------
                                    AVERAGE   AVERAGE   AVERAGE
                                     ANNUAL    ANNUAL    ANNUAL
                             ONE      FIVE      TEN      SINCE
                             YEAR    YEARS     YEARS    INCEPTION
                            ------  -------- ---------- ---------
PORTFOLIO -- CLASS A        96.45%   31.00%    19.43%    19.78%
PORTFOLI -- CLASS B         95.97     N/A       N/A      30.09
INDEX -- CLASS A            21.26    16.69     13.40     13.26
INDEX -- CLASS B            21.26     N/A       N/A      13.87

1. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3000 Index. The companies have an average market capitalization of approximately $600 million.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Small Company Growth Portfolio (formerly the Emerging Growth Portfolio) invests primarily in growth- oriented equity securities of small- to medium-sized domestic corporations and, to a limited extent, foreign corporations. Such companies generally have market capitalizations ranging from $200 million to $2 billion.

For the year ended December 31, 1999, the Portfolio had a total return of 96.45% for the Class A shares and 95.97% for the Class B shares compared to 21.26% for the Russell 2000 Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 31.00% compared to 16.69% for the Index. For the ten-year period ended December 31, 1999, the average annual total return for the Class A shares was 19.43% compared to 13.40% for the Index. For the period from inception on November 1, 1989 through December 31, 1999, the average annual total return for the Class A shares was 19.78% compared to 13.26% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 30.09% compared to 13.87% for the Index.

For the three months ended December 31, 1999 the Portfolio had a total return of 48.70% for the Class A shares and 48.55% for the Class B shares compared to 18.44% for the Index.

Bottom up stock picking continues to drive the Portfolio's results. During the fourth quarter, roughly 60% of our relative outperformance was the result of stock selection, while the remainder was attributable to sector allocation, primarily the result of our overweight position in technology and underweight position in financial services. Our best performers for the fourth quarter included five positions in our current top ten holdings--Pegasus Communications, American Tower, Pinnacle Holdings, Micromuse and Associated Group-- which are either directly or indirectly benefiting from the explosive growth in wireless communications.

For the year, the impact of our individual stock picking was even more pronounced. Stock selection accounted for roughly 73% of the Portfolio's relative outperformance in
--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.

--------------------------------------------------------------------------------
Small Company Growth Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)

1999. Specifically, five top ten positions-- Corporate Executive Board, Associated Group, RF Micro Devices, Micromuse and Nielsen Media Research-- contributed over 20% to the Portfolio's total return for the year. Each of these companies' businesses are distinct from one another, demonstrating the Portfolio's diversity and versatility:

   - Corporate Executive Board is a business services company, which provides best practices research to Fortune 500 firms. Because of its subscription based business model and conservative revenue recognition policies, Corporate Executive Board's earnings significantly understate its free cash flow generation capability.

   - Associated Group is a closely held holding company with a valuable portfolio of telecommunication interests. In the beginning of June, Liberty Media agreed to acquire Associated's shares primarily to gain control of its Teligent subsidiary and its ability to offer customers wireless voice and data communication solutions.

   - RF Micro Devices (RFMD) designs, develops, manufactures and markets proprietary radio frequency integrated circuits, for wireless communications applications such as cellular and personal communication services, cordless telephony, wireless local area networks, wireless local loop, industrial radios, wireless security and remote meter reading. Their unique position as a leading component supplier to wireless handset manufacturers such as Nokia, Motorola and Ericcson, in our opinion makes RFMD a pure play on the future growth of wireless.

   - Micromuse is a technology company, which develops enterprise software solutions for medium- to-large sized corporations. The company develops markets, and supports scalable, configurable, rapidly deployable, software solutions for the effective monitoring and management of multiple elements underlying an enterprise's information technology infrastructure. Enhancing such customers as Cisco and Lucent, Micromuse is a play on leading telecomm equipment manufacturers rapid adoption and deployment of software network management solutions.

   - Nielsen Media is a media company which has a monopoly on television ratings in the United States and a rapidly growing internet ratings business. During the third quarter the company was acquired by VNU, a Dutch marketing concern, in order to increase its exposure to internet centric businesses.

We continue to view the internet as an exciting new medium with the potential to fundamentally change the way businesses operate; however, our exposure to "pure play" internet stocks remains minimal due to the extremely dynamic and unpredictable nature of these business models. We believe that most of the companies in our Portfolio are well positioned to potentially benefit from the continuing proliferation of the internet, either through accelerating revenue growth and/or lower operating costs.

At December 31, there were 97 names in the Portfolio, with the top 10 representing roughly 27% of the net assets.

Alexander L. Umansky
PORTFOLIO MANAGER

Dennis P. Lynch
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
                                                  Small Company Growth Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                                                     VALUE
       SHARES                                                        (000)
---------------------------------------------------------------------------
COMMON STOCKS (95.3%)
  AUTO & TRANSPORTATION (1.5%)
    TRANSPORTATION MISCELLANEOUS (1.5%)
               34,800  C.H. Robinson Worldwide, Inc. ....... $       1,383
                                                             --------------
  CONSUMER DISCRETIONARY (29.9%)
    ADVERTISING AGENCIES (2.1%)
           (a)102,862  R.H. Donnelly Corp. .................         1,941
                                                             --------------
    COMMERCIAL INFORMATION SERVICES (0.4%)
             (a)3,800  QRS Corp. ...........................           399
                                                             --------------
    COMMUNICATIONS & MEDIA (0.7%)
            (a)13,300  Radio Unica Communications Corp. ....           384
             (a)6,900  Spanish Broadcasting System Inc.,
                         Class A ...........................           278
                                                             --------------
                                                                       662
                                                             --------------
    ENTERTAINMENT (1.5%)
            (a)89,600  Four Media Co. ......................         1,333
                                                             --------------
    HOTEL/MOTEL (0.7%)
               12,400  Four Seasons Hotels, Inc. ...........           660
                                                             --------------
    HOUSEHOLD FURNISHINGS (0.4%)
            (a)14,400  Blyth Industries, Inc. ..............           354
                                                             --------------
    LEISURE TIME (3.7%)
               26,800  American Classic Voyages Co. ........           938
               65,564  Cedar Fair L.P. .....................         1,270
            (a)33,400  Championship Auto Racing Teams,
                         Inc. ..............................           768
            (a)17,300  Ducati Motor Holdings, Inc. ADR .....           438
                                                             --------------
                                                                     3,414
                                                             --------------
    RADIO & TV BROADCASTERS (9.0%)
            (a)27,100  Acme Communications, Inc. ...........           901
             (a)3,900  Citadel Communications Corp. ........           253
             (a)9,700  Cumulus Media, Inc., Class A ........           492
             (a)6,800  Emmis Communications Corp., Class A .           848
            (a)18,500  Pegasus Communications Corp. ........         1,808
             (a)5,900  Radio One, Inc. .....................           543
            (a)24,700  TCI Satellite Entertainment, Inc. ...           395
             (a)3,800  Tivo, Inc. ..........................           128
             (a)8,900  ValueVision International, Inc., ....           510
                         Class A
            (a)22,288  Westwood One, Inc. ..................         1,694
            (a)13,400  Young Broadcasting, Inc., Class A ...           684
                                                             --------------
                                                                     8,256
                                                             --------------
    RESTAURANTS (2.8%)
            (a)36,800  P.F. Chang's China Bistro, Inc. .....           915
            (a)28,200  Papa John's International, Inc. .....           735
            (a)33,146  Sonic Corp. .........................           945
                                                             --------------
                                                                     2,595
                                                             --------------
    RETAIL (4.1%)
            (a)81,700  David's Bridal, Inc. ................           914
            (a)25,800  InterTAN, Inc. ......................           674
            (a)46,500  Jack in the Box, Inc. ...............           962
            (a)17,500  Linens' n Things, Inc. ..............           518
            (a)38,700  Tuesday Morning Corp. ...............           714
                                                             --------------
                                                                     3,782
                                                             --------------
    SERVICES: COMMERCIAL (4.5%)
             (a)5,500  Martha Stewart Living, Class A ......           132
            (a)71,100  Corporate Executive Board Co. ....... $       3,973
                                                             --------------
                                                                     4,105
                                                             --------------
TOTAL CONSUMER DISCRETIONARY ...............................        27,501
                                                             --------------
  FINANCIAL SERVICES (7.8%)
    INSURANCE: MULTI-LINE (1.2%)
               41,400  Reinsurance Group of America, Inc.
                         (Non-Voting) ......................         1,149
                                                             --------------
    INVESTMENT MANAGEMENT COMPANIES (1.5%)
               37,692  PIMCO Advisors Holdings L.P. ........         1,421
                                                             --------------
    REAL ESTATE INVESTMENT TRUSTS (REIT) (3.5%)
            (a)74,900  Pinnacle Holdings, Inc. .............         3,174
                                                             --------------
    RENTAL & LEASING SERVICES: COMMERCIAL (1.6%)
            (a)23,200  First Sierra Financial, Inc. ........           397
            (a)81,968  Indigo Aviation AB ADR ..............         1,045
                                                             --------------
                                                                     1,442
                                                             --------------
TOTAL FINANCIAL SERVICES ...................................         7,186
                                                             --------------
  HEALTHCARE (2.2%)
    MEDICAL & DENTAL INSTRUMENTS & SUPPLIES (2.0%)
               17,800  Cooper Cos., Inc. ...................           536
            (a)13,600  Molecular Devices Corp. .............           707
            (a)10,600  Techne Corp. ........................           584
                                                             --------------
                                                                     1,827
                                                             --------------
    MISCELLANEOUS HEALTHCARE (0.2%)
             (a)6,900  Tularik, Inc. .......................           223
                                                             --------------
TOTAL HEALTHCARE ...........................................         2,050
                                                             --------------
  PRODUCER DURABLES (12.7%)
    AEROSPACE (0.7%)
               19,900  Cordant Technologies, Inc. ..........           657
                                                             --------------
    ELECTRICAL EQUIPMENT & COMPONENTS (3.2%)
             (a)4,300  C-COR.net Corporation ...............           329
            (a)15,600  Commscope, Inc. .....................           629
            (a)28,900  RF Micro Devices, Inc. ..............         1,978
                                                             --------------
                                                                     2,936
                                                             --------------
    MACHINERY & ENGINEERING (0.3%)
             (a)4,500  Asyst Technologies, Inc. ............           295
                                                             --------------
    PRODUCTION TECHNOLOGY EQUIPMENT (1.6%)
             (a)9,600  Credence Systems Corp. ..............           830
            (a)15,068  Dionex Corp. ........................           621
                                                             --------------
                                                                     1,451
                                                             --------------
    TELECOMMUNICATIONS EQUIPMENT (6.9%)
               86,840  American Tower Corp., Class A .......         2,654
            (a)16,000  L-3 Communications Corp. ............           666
           (a)111,100  SBA Communications Corp. ............         2,083
            (a)15,100  Terayon Communication Systems,
                         Inc. ..............................           949
                                                             --------------
                                                                     6,352
                                                             --------------
TOTAL PRODUCER DURABLES ....................................        11,691
                                                             --------------
  TECHNOLOGY (30.6%)
    COMMUNICATIONS TECHNOLOGY (12.3%)
            (a)25,400  Advanced Fibre Communications,
                         Inc. ..............................         1,135
            (a)16,200  AudioCodes Ltd. .....................         1,490
             (a)8,400  Clearnet Communications, Inc.,
                         Class A ...........................           289
            (a)19,800  CoreComm Ltd. .......................         1,176


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Small Company Growth Portfolio
                                       92

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------
                                                                     VALUE
       SHARES                                                        (000)
---------------------------------------------------------------------------
  TECHNOLOGY  (CONT.)
    COMMUNICATIONS TECHNOLOGY  (CONT.)
            (a)19,400  CTC Communications Group, Inc. ...... $         757
             (a)6,100  Efficient Networks, Inc. ............           415
            (a)12,700  Harmonic Lightwaves, Inc. ...........         1,206
            (a)21,900  IPC Information Systems, Inc. .......         1,555
            (a)19,300  Maker Communications, Inc. ..........           825
            (a)20,500  Network Plus Corp. ..................           430
            (a)32,800  Nuevo Grupo Iusacell S.A. de
                         C.V.ADR ...........................           490
             (a)14,100  Proxim, Inc. .......................         1,551
                                                             --------------
                                                                    11,319
                                                             --------------
    COMPUTER SERVICES SOFTWARE & SYSTEMS (9.9%)
             (a)6,900  Allaire Corp. .......................         1,001
             (a)7,700  Deltathree.com, Inc., Class A .......           198
             (a)1,900  eSpeed, Inc., Class A ...............            68
            (a)10,700  Informatica Corp. ...................         1,138
            (a)11,400  Micromuse, Inc. .....................         1,938
             (a)2,000  NetIQ Corp. .........................           104
             (a)2,300  QLogic Corp. ........................           368
           (a)152,200  SAGA Systems, Inc. ..................         3,034
            (a)17,500  Visio Corp. .........................           831
           (a)134,000  Warp 10 Technologies, Inc. ..........           402
                                                             --------------
                                                                     9,082
                                                             --------------
    COMPUTER TECHNOLOGY (1.9%)
            (a)13,700  SanDisk Corp.                                 1,319
             (a)9,400  Verio, Inc.                                     434
                                                             --------------
                                                                     1,753
                                                             --------------
    ELECTRONICS: SEMI-CONDUCTORS/COMPONENTS (6.5%)
            (a)23,400  Applied Science and Technology,
                         Inc. ..............................           778
            (a)19,600  ASM International N.V. ..............           451
            (a)22,500  Cirrus Logic, Inc. ..................           299
             (a)5,200  Lattice Semiconductor Corp. .........           245
            (a)10,400  Micrel, Inc. ........................           592
             (a)9,400  Powerwave Technologies, Inc. ........           549
             (a)6,200  SDL, Inc. ...........................         1,352
            (a)23,050  TranSwitch Corp. ....................         1,672
                                                             --------------
                                                                     5,938
                                                             --------------
TOTAL TECHNOLOGY............................................         28,092
                                                             --------------
  UTILITIES (10.6%)
    UTILITIES: ELECTRICAL (0.9%)
               23,936  Montana Power Co. ...................           863
                                                             --------------
    UTILITIES: TELECOMMUNICATIONS (9.7%)
            (a)14,800  Advanced Radio Telecom Corp. ........           355
             (a)5,900  Airgate PCS, Inc. ...................           311
            (a)24,532  Associated Group, Inc., Class B .....         2,257
            (a)14,000  Bell Canada International, Inc. .....           318
               60,800  CFW Communications Co. ..............         2,113
             (a)8,400  Commonwealth Telephone
                         Enterprises, Inc. .................          $444
            (a)49,200  IXnet, Inc. .........................         1,482
            (a)12,300  Microcell Telecommunications, Inc. ..           404
             (a)3,200  Millicom International Cellular
                         S.A. ..............................           200
             (a)8,700  Price Communications Corp. ..........           242
             (a)8,300  Rural Cellular Corp. ................           751
                                                             --------------
                                                                     8,877
                                                             --------------
                                                             --------------
TOTAL UTILITIES ............................................         9,740
                                                             --------------
TOTAL COMMON STOCKS (COST $59,603) .........................        87,643
                                                             --------------
  FACE
 AMOUNT
  (000)
---------------
SHORT-TERM INVESTMENT (4.8%)
  REPURCHASE AGREEMENT (4.8%)
$    4,435  Chase Securities, Inc., 2.60%, dated
               12/31/99, due 1/03/00, to be repurchased at
               $4,436, collateralized by U.S. Treasury
               Bonds, 6.125%, due 12/31/01, valued at
               $4,531 (Cost $4,435) ........................         4,435
                                                             --------------
TOTAL INVESTMENTS (100.1%) (COST $64,038) ..................        92,078
                                                             --------------
OTHER ASSETS (0.5%)
  Cash ........................................          $79
  Receivable for Investments Sold .............          172
  Receivable for Portfolio Shares Sold ........          129
  Dividends Receivable ........................           26
  Other .......................................           10           416
                                                ------------
LIABILITIES (-0.6%)
  Payable for Investments Purchased ...........        (290)
  Investment Advisory Fees Payable ............        (134)
  Payable for Portfolio Shares Redeemed .......         (33)
  Professional Fees Payable ...................         (26)
  Custodian Fees Payable ......................         (13)
  Administrative Fees Payable .................         (12)
  Directors' Fees and Expenses Payable ........          (7)
  Distribution Fees Payable ...................          (6)
  Other Liabilities ...........................          (5)          (526)
                                                ------------ --------------
NET ASSETS (100%) .......................................... $      91,968
                                                             --------------
                                                             --------------
NET ASSETS CONSIST OF:
Paid in Capital ............................................ $      57,059
Accumulated Net Investment Loss ............................           (7)
Accumulated Net Realized Gain ..............................         6,876
Unrealized Appreciation on Investments and Foreign
  Currency Translations ....................................        28,040
                                                             --------------
NET ASSETS ................................................. $      91,968
                                                             --------------
                                                             --------------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                  Small Company Growth Portfolio


                                       93

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO (CONT.)
--------------------------------------------------------------------------------
                                                                    AMOUNT
                                                                     (000)
---------------------------------------------------------------------------

CLASS A:
NET ASSETS                                                   $      77,193
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
   Applicable to 5,797,138 outstanding $0.001 par value
   shares (authorized 500,000,000 shares)                    $       13.32
                                                             --------------
                                                             --------------
CLASS B:
NET ASSETS                                                         $14,775
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 1,135,663 outstanding $0.001 par value
  shares (authorized 500,000,000 shares)                     $       13.01
                                                             --------------
                                                             --------------
---------------------------------------------------------------------------

(a) -- Non-income producing security
ADR -- American Depositary Receipt



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Small Company Growth Portfolio
                                       94

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------
TECHNOLOGY PORTFOLIO


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                                     [CHART]

Biotechnology                          (0.1%)
Data Communications                   (30.4%)
Data Storage & Processing              (2.3%)
Electronic Equipment                   (8.5%)
Information Processing                 (1.5%)
Micro Computer Mtg                     (0.9%)
Semiconductor Capital Equipment Mtg    (3.5%)
Semiconductor Mtg                     (11.7%)
Software Products                     (27.5%)
Technology Other                       (9.5%)
Test, Analysis & Instrumentation       (0.4%)
Other                                  (3.7%)



COMPARISON OF THE CHANGE IN VALUE OF A $250,000**
INVESTMENT
-------------------------------------------------

                                      [GRAPH]

                      Technology           Technology         S&P
                   Portfolio-Class A    Portfolio-Class B    Index(1)
                   -----------------    -----------------  ---------
9/16/96*            $  250,000           $  50,000         $ 250,000
12/31/96              ________             ________         ________
12/31/97              ________             ________         ________
12/31/98              ________             ________         ________
12/31/99            $1,474,181           $ 292,912         $ 564,914

*  Commencement of operations
** Minimum investment



In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The S&P 500 Index value at December 31, 1999 assumes a minimum investment of $250,000; if a minimum initial investment of $50,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1999 would be $241,040.





PERFORMANCE COMPARED TO THE S&P 500 INDEX AND THE LIPPER
SCIENCE AND TECHNOLOGY INDEX(1)
--------------------------------------------------------

                                       TOTAL RETURNS(2)
                                   -------------------------
                                     ONE     AVERAGE ANNUAL
                                     YEAR    SINCE INCEPTION
                                   -------   ---------------
PORTFOLIO -- CLASS A.............   160.62%       71.47%
PORTFOLIO -- CLASS B.............   160.26        71.13
S&P 500 INDEX....................    21.04        28.15
LIPPER SCIENCE &
TECHNOLOGY FUNDS INDEX...........   114.17        49.14


1. The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity, and industry group representation. The Lipper Science and Technology Funds Index is a composite index of mutual funds that invest at least 65% of their assets in science and technology stocks.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Technology Portfolio is to achieve long-term capital appreciation by investing primarily in equity securities of companies expected to benefit from their involvement in technology and technology-related industries. The focus of the Portfolio is to identify significant long-term technology trends and to invest in those premier companies we believe are positioned to materially gain from these trends. Stocks selected for the Portfolio are also expected to meet comprehensive selection criteria. The Portfolio may invest up to 35% of its total investments in securities of foreign companies to participate sufficiently in the global technology market.

For the year ended December 31, 1999, the Portfolio had a total return of 160.62% for the Class A shares and 160.26% for the Class B shares compared to 21.04% for the S&P 500 Index and 114.17% for the Lipper Science and Technology Funds Index. For the period from inception on September 16, 1996 through December 31, 1999, the average annual total return for the Class A shares was 71.47% and 71.13% for the Class B shares compared to 28.15% for the S&P 500 Index and 49.14% for the Lipper Science and Technology Funds Index.

During 1999, pursuant of our strategy, despite interest rate concerns and fears of a Y2K meltdown, served the Portfolio well. In 1999, the Portfolio generated excellent absolute and relative performance during both the up and down movements of the technology sector.

Our investments in 1999 focused on market leaders enabling broadband connectivity, wireless communications and internet communications. As reflected in the top positions of the Portfolio, we predominantly invested in the technology "arms dealers" rather than investing in those fighting the war. For example, one of our top performing positions in 1999 was JDS Uniphase, the leading optical components manufacturer in the world. Optical products introduced by JDS Uniphase have enabled communications systems to transmit significantly more data at exponentially greater speed. JDS Uniphase is the "arms dealer" enabling bandwidth consumers like web companies to compete effectively.

-------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORAMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING.



--------------------------------------------------------------------------
                                                      Technology Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)


The technology sectors we chose to avoid are also consistent with our strategy. We were absent from the PC industry in 1999 thinking that the PC market, being highly competitive with a disproportionate reliance on one supplier for its key component (microprocessors), would underperform more compelling technology sectors. We were proved right as numerous companies in the industry (IBM, Dell, etc.) disappointed.

As we look to 2000, we continue to find compelling investments domestically and abroad. We will continue to be invested in market leaders but are also searching daily for undiscovered companies that will dominate their sectors. With improving fundamentals abroad, we see significant opportunities for the Portfolio in international investments. It is our aim to increase our international investments as a percentage of the Portfolio from the 10% level of 1999. As described above, investments in securities of foreign companies could reach a maximum of 35%.

In 1999, our disciplined execution of our strategy produced excellent results. In 2000, we will continue to stay true to this strategy and position the Portfolio to own what we believe to be the 100 to 125 best technology companies in the U.S. and, increasingly, abroad.

Alexander L. Umansky
PORTFOLIO MANAGER

Stephen C. Sexauer
PORTFOLIO MANAGER

January 2000

-------------------------------------------------------------------------
Technology Portfolio
                                    96

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-----------------------------------------------------------
TECHNOLOGY PORTFOLIO
-----------------------------------------------------------


                                                                              VALUE
          SHARES                                                              (000)
------------------------------------------------------------------------------------
     COMMON STOCKS (95.4%)
      TECHNOLOGY (95.4%)
         BIOTECHNOLOGY (0.1%)
                (a)902  Millennium Pharmaceuticals, Inc. ........... $          110
                                                                     ---------------
         DATA COMMUNICATIONS (30.4%)
                (a)3,800  ADC Telecommunications, Inc. .............            276
               (a)40,100  Advanced Fibre Communications, Inc. ......          1,792
                  (a)900   AudioCodes Ltd. .........................             83
                (a)3,900  C-COR.net Corp. ..........................            299
                (a)5,800  CIENA Corp. ..............................            334
               (a)11,400  Cisco Systems, Inc. ......................          1,221
               (a)13,550  Commscope, Inc. ..........................            546
               (a)10,300  Efficient Networks, Inc. .................            700
                (a)1,000  Finisar Corp. ............................             90
               (a)35,500  General Instrument Corp. .................          3,017
               (a)14,700  Harmonic Lightwaves, Inc. ................          1,396
                (a)6,400  IPC Communications, Inc. .................            454
                (a)9,000  JDS Uniphase Corp. .......................          1,452
                (a)1,300  Korea Thrunet Co. Ltd. ...................             88
                   7,540  Lucent Technologies, Inc. ................            564
                (a)3,500  McLeodUSA, Inc., Class A .................            206
               (a)10,800  Metromedia Fiber Network, Inc., Class A .             518
               (a)83,700  Newbridge Networks Corp. ................           1,888
                (a)1,700  Next Level Communications, Inc. ..........            127
                (a)1,800  Nextel Communications, Inc., Class A .....            186
                  19,942  Nortel Networks Corp. ....................          2,014
                (a)8,900  Powerwave Technologies, Inc. .............            520
               (a)15,000  Proxim, Inc. .............................          1,650
                (a)6,800  QUALCOMM, Inc. ...........................          1,199
               (a)13,300  Qwest Communications International, Inc...            572
               (a)19,600  RF Micro Devices, Inc. ...................          1,341
                (a)2,300  Rural Cellular Corp., Class A ............            208
                   6,150  Scientific-Atlanta, Inc. .................            342
                   2,050  Sprint PCS ...............................            210
                (a)2,700  Teligent, Inc. Class A ...................            167
               (a)13,400  Terayon Communication Systems, Inc. ......            842
               (a)18,000  Transwitch Corp. .........................          1,306
                   4,850  Vodafone AirTouch plc ADR ................            240
                (a)1,700  Voicestream Wireless Corp. ...............            242
                (a)2,800  Western Wireless Corp., Class A ..........            187
                                                                     ---------------
                                                                             26,277
                                                                     ---------------
         DATA STORAGE & PROCESSING (2.3%)
               (a)10,050  SanDisk Corp. ...........................             967
                (a)6,900  VERITAS Software Corp. ..................             988
                                                                     ---------------
                                                                              1,955
                                                                     ---------------
         ELECTRONIC EQUIPMENT (8.5%)
                  12,300  Avnet, Inc. ..............................            744
                (a)1,200  Cobalt Networks, Inc. ....................            130
                (a)4,000  Crossroads Systems, Inc. .................            338
               (a)12,400  Exodus Communications, Inc. ..............          1,101
                  (a)200  Foundry Networks, Inc. ...................             60
                (a)7,200  Gemstar Internal Group Ltd. ..............            513
                  (a)300  Juniper Networks, Inc. ...................            102
               (a)12,900  LSI Logic Corp. .........................             871
               (a)10,100  Maker Communications, Inc. ..............             432
               (a)14,900  Micrel, Inc. ............................             848
                (a)5,600  Microchip Technology, Inc. ..............             383
                   2,500  Optical Coating Laboratory, Inc. ........             740
                  (a)500  Sanmina Corp. ...........................              50
                (a)4,800  SDL, Inc. ...............................           1,047
                                                                     ---------------
                                                                              7,359
                                                                     ---------------
         INFORMATION PROCESSING (1.5%)
               (a)17,200  America Online, Inc. ....................           1,298
                                                                     ---------------
         MICRO COMPUTER MFG (0.9%)
               (a)10,000  Sun Microsystems, Inc. ..................             774
                                                                     ---------------
         SEMICONDUCTOR CAPITAL EQUIPMENT MFG (3.5%)
               (a)10,250  Applied Materials, Inc. .................           1,299
               (a)11,000  KLA Tencor Corp. ........................           1,225
                (a)3,900  Novellus Systems, Inc. ..................             478
                                                                     ---------------
                                                                              3,002
                                                                     ---------------
         SEMICONDUCTOR MFG (11.7%)
               (a)26,200  Advanced Micro Devices, Inc. ............             758
                (a)6,200  Altera Corp. ............................             307
                (a)8,550  Analog Devices, Inc. ....................             795
               (a)17,500  ASM International N.V. ..................             403
                (a)5,600  ASM Lithography Holding N.V. ............             637
               (a)15,200  Atmel Corp. .............................             449
                (a)1,900  Broadcom Corp., Class A .................             518
                (a)2,200  Chartered Semiconductor Manufact-
                          uring Ltd................................             161
               (a)15,400  Conexant Systems, Inc. ..................           1,022
               (a)21,100  Cypress Semiconductor Corp. .............             683
                (a)8,600  Lam Research Corp .......................             959
                   3,700  Linear Technology Corp. .................             265
               (a)24,200  Maxim Integrated Products, Inc. .........           1,142
                (a)9,900  Micron Technology, Inc. .................             770
                (a)5,800  PMC-Sierra, Inc. ........................             930
                   3,200  Texas Instruments, Inc. .................             310
                                                                     ---------------
                                                                             10,109
                                                                     ---------------
         SOFTWARE PRODUCTS (26.6%)
                (a)5,300  24/7 Media, Inc. .........................            298
                (a)3,600  Allaire Corp. ............................            522
                  (a)400  Alteon Websystems, Inc. ..................             35
                (a)1,200  Ariba Inc. ...............................            213
                (a)4,800  At Home Corp., Series A ..................            206
                  (a)200  Cacheflow, Inc. ..........................             26
                (a)5,700  CMGI, Inc. ...............................          1,578
                (a)1,000  Deltathree.com, Inc., Class A ............             26
                  (a)600  Digital Island, Inc. .....................             57
               (a)13,900  Documentum, Inc. .........................            832
                (a)2,400  DoubleClick, Inc. ........................            607
                (a)7,100  eBay, Inc. ...............................            889
                (a)1,800  eSPEED, Inc. Class A .....................             64
                (a)5,500  Informatica Corp. ........................            585
                (a)7,000  Inktomi Corp. ............................            621
                (a)5,800  Internet Capital Group, Inc. .............            986
               (a)26,600  IXnet, Inc. ..............................            801
                (a)1,300  Jacada Ltd. ..............................             36


      The accompanying notes are an integral part of the financial statements.
---------------------------------------------------------------------------------
                                                             Technology Portfolio
                                           97





[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-----------------------------------------------------------
TECHNOLOGY PORTFOLIO (CONT.)
-----------------------------------------------------------



                                                                              VALUE
          SHARES                                                              (000)
------------------------------------------------------------------------------------
         SOFTWARE PRODUCTS (CONT.)
                (a)2,200  Liberate Technologies, Inc. .............  $          565
               (a)14,800  Lycos, Inc. .............................           1,178
                (a)2,100  Micromuse, Inc. .........................             357
               (a)26,000  Microsoft Corp. .........................           3,036
                (a)1,300  NetIQ Corp. .............................              68
                (a)4,200  Network Solutions, Inc., Class A ........             914
               (a)19,200  Netzero, Inc. ...........................             517
                (a)1,100  OpenTV Corp. ............................              88
                (a)7,700  Portal Software, Inc. ...................             792
                (a)3,700  PSInet, Inc. ............................             229
                (a)3,900  Rational Software Corp. .................             192
                (a)2,400  RealNetworks, Inc. ......................             291
                (a)1,300  Red Hat, Inc. ...........................             275
               (a)74,200  SAGA Systems, Inc. ......................           1,479
                   6,200  Security First Technologies Corp ........             484
                (a)9,900  Terra Networks S.A., ADR ................             542
                (a)1,400  TIBCO Software, Inc. ....................             214
                  (a)600  Va Linux Systems. Inc. ..................             124
               (a)13,900  Verio, Inc. .............................             642
                (a)3,000  Vignette Corp. ..........................             489
                (a)4,900  YAHOO!, Inc. ............................           2,120
                                                                     ---------------
                                                                             22,978
                                                                     ---------------
         TEST, ANALYSIS & INSTRUMENTATION EQUIPMENT (0.4%)
                (a)3,400  Credence Systems Corp. ...................            294
                                                                     ---------------
         OTHER (9.5%)
                (a)4,900  Amazon.com, Inc. ........................             373
               (a)17,100  Applied Science and Technology, Inc. ....             568
                (a)8,300  Asyst Technologies, Inc. ................             544
                   3,100  Bell Atlantic Corp. .....................             191
               (a)18,900  Charter Communications, Inc. ............             413
                   1,700  Corning, Inc. ...........................             219
                (a)7,100  Extreme Networks, Inc. ..................             593
               (a)13,600  First Sierra Financial, Inc. ............             233
                (a)3,900  MCI WorldCom, Inc. ......................             207
                (a)3,600  MediaOne Group, Inc. ....................             276
                (a)1,900  MedImmune, Inc. .........................             315
                (a)2,500  NEXTLINK Communications, Inc. ...........             208
               (a)11,150  Sprint Corp. (Fon Group) ................             751
                (a)1,400  Tularik, Inc. ...........................              45
               (a)11,200  TV Guide, Inc. ..........................             482
               (a)17,100  USWeb Corp. .............................             760
               (a)10,600  VeriSign, Inc. ..........................           2,022
                                                                     ---------------
                                                                              8,200
                                                                     ---------------
         TOTAL TECHNOLOGY ..........................................         82,356
                                                                     ---------------
TOTAL COMMON STOCKS (COST $45,733) .................................         82,356
                                                                     ---------------
PREFERRED STOCKS (0.9%)
  TECHNOLOGY (0.9%)
    SOFTWARE PRODUCTS (0.9%)
          (a,d,e)268,000  Warp Solutions, Inc.(Cost $804) ..........            804

                                                                     ---------------


           FACE
          AMOUNT                                                              VALUE
           (000)                                                              (000)
------------------------------------------------------------------------------------
SHORT-TERM INVESTMENT (4.0%)
  REPURCHASE AGREEMENT (4.0%)
         $  3,474  Chase Securities, Inc. 2.60%, dated
                   12/31/99, due 1/03/00, to be repurchased at
                  $3,475, collateralized by U.S. Treasury Notes,
                  6.125%, due 12/31/01, valued at $3,550 (Cost
                  $3,474)........................................... $        3,474
                                                                     ---------------
TOTAL INVESTMENTS (100.3%) (Cost $50,011) ..........................         86,634
                                                                     ---------------
OTHER ASSETS (0.7%)
  Receivable for Portfolio Shares Sold .................      $475
  Due from Broker ......................................       103
  Dividends Receivable .................................         2
  Other ................................................         2              582
                                                          ---------
LIABILITIES (-1.0%)
  Payable for Investments Purchased ....................      (414)
  Payable for Fund Shares Redeemed .....................      (218)
  Investment Advisory Fees Payable .....................      (142)
  Administrative Fees Payable ..........................       (11)
  Custodian Fees Payable ...............................        (8)
  Directors' Fees and Expenses Payable .................        (5)
  Distribution Fees Payable ............................        (3)
  Overdraft Payable ....................................        (1)
  Other Liabilities ....................................       (32)            (834)
                                                          ---------  ---------------
NET ASSETS (100%) ..................................................        $86,382
                                                                     ===============
NET ASSETS CONSIST OF:
Paid in Capital ....................................................        $43,754
Accumulated Net Investment Loss ....................................             (5)
Undistributed Net Realized Gain ....................................          6,010
Unrealized Appreciation on Investments .............................         36,623
                                                                     ---------------
NET ASSETS .........................................................        $86,382
                                                                     ===============
CLASS A:
--------
NET ASSETS .........................................................        $82,190
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 2,112,345 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)..................................         $38.91
                                                                     ===============
CLASS B:
---------
NET ASSETS .........................................................         $4,192
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE
   Applicable to 108,339 outstanding $0.001 par value shares
   (authorized 500,000,000 shares)..................................         $38.69
                                                                     ===============

(a) -- Non-income producing
(d) -- Securities were valued at fair value -- See Note A-1 to financial statements.
(e) -- 144A Security certain conditions for public sale may exist.
ADR -- American Depositary Receipt

      The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Technology Portfolio
                                           98

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO



COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)


                                     [CHART]

Basic Materials                        (2.9%)
Captial Goods                          (8.8%)
Communication Services                 (7.7%)
Consumer Cyclicals                    (12.6%)
Consumer Staples                       (8.5%)
Energy                                 (5.5%)
Financial                             (12.2%)
Healthcare                             (9.1%)
Technology                            (29.2%)
Transportation                         (0.9%)
Utilities                              (2.7%)
Other                                 (-0.1%)



COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT

                   U.S. Equity Plus       U.S. Equity Plus    S&P 500
                   Portfolio-Class A      Portfolio-Class B   Index(1)
                   -------------------    -----------------  ---------
 7/31/97              $500,000              $100,000        $500,000
12/31/97              ________             ________         ________
12/31/98              ________             ________         ________
12/31/99              $757,801              $150,831        $797,092

*  Commencement of operations
** Minimum investment



In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different fees assessed to that class. The S&P 500 Index value at December 31, 1999 assumes a minimum investment of $500,000; if a minimum initial investment of $100,000 (the minimum investment for Class B shares) is assumed, the value at December 31, 1999 would be $159,418.





PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
--------------------------------------------

                                         TOTAL RETURNS(2)
                                     -----------------------
                                       ONE   AVERAGE ANNUAL
                                      YEAR   SINCE INCEPTION
                                     -----   ---------------
PORTFOLIO -- CLASS A.............    20.25%     18.75%
PORTFOLIO -- CLASS B.............    19.99      18.52
INDEX............................    21.04      21.26


1) The S&P 500 Index is comprised of the stocks of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies represent approximately 100 industries chosen mainly for market size, liquidity and industry group representation.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The U.S. Equity Plus Portfolio seeks long-term capital appreciation by investing primarily in equity securities of issuers in the S&P 500 Index (the "Index"). Equity securities include common and preferred stocks, convertible securities, and rights and warrants to purchase common stocks.

The Portfolio investment process utilizes systematic quantitative and qualitative inputs. The quantitative inputs include several proprietary valuation and momentum models, as well as a market conditions model. The qualitative inputs include stock ratings from Morgan Stanley Dean Witter's Equity Research analysts. These inputs are combined in a systematic way to produce an attractiveness measure for every stock in the Portfolio investment universe. The Portfolio is designed to have consistently higher returns than the Index with a volatility of portfolio return that is approximately equal to that of the Index. This is sought by using a multi-factor risk model for building the Portfolio and by maintaining sector neutrality with respect to the Index. The active exposure to any single company is also kept to a modest level.

For the year ended December 31, 1999, the Portfolio had a total return of 20.25% for the Class A shares and 19.99% for the Class B shares compared to 21.04% for the Index. For the period from inception on July 31, 1997 through December 31, 1999, the Portfolio had an average annual total return of 18.75% for the Class A shares and 18.52% for Class B shares compared to 21.26% for the Index.

For the three months ended December 31, 1999, the Portfolio had a total return of 14.01% for the Class A shares and 13.93% for the Class B shares compared to 14.88% for the Index.

The Portfolio is sector neutral to the S&P 500, so sector weights had no impact on incremental performance. The performance of a sector in the Portfolio is completely driven by stock selection (and relative weights) within the sector. Based on stock selection, our best performing sectors were consumer services, telephones, beverages and home products, basic industries and hardware manufacturers. Our worst performing sectors were finance, consumer non-durables, other oil (international integrated), consumer durables and non-ferrous metals.

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL
THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR
INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.
--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio
                                      99

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
INVESTMENT OVERVIEW
-----------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)



Virtually all of the differential performance between the Portfolio and the benchmark came from active stock selection. The five largest contributions to our performance relative to the Index came from being overweight Yahoo, Sun Microsystems and Walmart, and from being underweight (relative to the Index) Coca Cola and Pfizer. 1) Yahoo, a global internet media company, skyrocketed 244% during the year. A large portion of the rally came on the news of it being added to the Index in December. 2) Sun Microsystems, which provides products and services for network computing, continued its impressive performance with a 262% return this year, as investors remained optimistic about its market share, and alliances with GTE, Cisco and others. 3) Walmart, which operates discount stores, rose 70% on the year as the market reacted positively to its partnership with AOL. Stock performance was also helped by the exceptionally strong holiday sales. 4) Coca Cola, a global soft drink company, tumbled 33% during the year. The company's earnings continued to disappoint investors amid the recall in Europe and sluggish international sales. 5) Pfizer, a global pharmaceutical company, declined 22% as investors remained skeptical of its hostile takeover bid for Warner Lambert.

On the other side, the five most negative contributions to our performance relative to the Index came from being overweight Philip Morris, Countrywide Credit Industries, Bank of New York and Comerica, and from being underweight (relative to the Index) Morgan Stanley Dean Witter. 1) Philip Morris, a manufacturer of a variety of consumer products, tumbled 55%, as market participants seemed to be more focused on its continued litigation problems than its current financial performance. 2) Countrywide Credit Industries, a mortgage banking company, sank 49% as investors raised questions about the company's ability to produce strong earnings in a rising interest rate environment with declining demand for mortgage refinancings. 3) Bank of New York, a provider of banking and other financial services, returned only 1%, amid continued disclosures of possible involvement of its Russian clients in a tax evasion and money laundering operation. 4) Comerica, a holding company, declined 30%, as average Value style stocks continued their underperformance. 5) Morgan Stanley Dean Witter, a provider of financial and investment products, rose 103%, as the company benefited from the torrid pace in mergers and acquisitions activity worldwide (the Portfolio is restricted from holding the stock of the Advisers' parent company).

During the fourth quarter of 1999, the U.S. economic expansion continued. Growth in real GDP may exceed 5% (annualized for the quarter) and S&P earnings growth in 1999 may exceed 12% year-over- year. The interest rate backdrop, however, was not as friendly. The yield on the benchmark 30-year Treasury increased by over 160 basis points from lows in 1998 to 6.40%, amid expectations about the Federal Reserve Board raising rates by 25 basis points or more early in 2000. These concerns however did not prevent the S&P 500 from posting stellar gains during the fourth quarter. It rallied 14.86%, leaving it with a 21.04% return for 1999. Large capitalization value stocks continued their dramatic underperformance of large capitalization growth by nearly 11% during the quarter (as measured by the S&P 500 Barra Value and Growth indexes).

By many of the valuation measures we use, the Index is extremely overvalued. While economic fundamentals continue to be positive we hold the view that the present rate of above-trend GDP growth and the tightening labor market is unsustainable and will require the Federal Reserve to raise interest rates at least by another 75 basis points. Until the market registers that the Federal Reserve wants to slow the economy down, it is likely that "hope" stocks continue to maintain their edge over "value" stocks. Only when the market recognizes that bonds have peaked in yield and growth rates for many stocks are too optimistic will stock fundamentals reassert themselves - your Portfolio should benefit when that happens. We hope that this will come to pass sooner rather than later.

Narayan Ramachandran
PORTFOLIO MANAGER

January 2000

--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio
                                          100

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-----------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO







                                                             VALUE
        SHARES                                               (000)
------------------------------------------------------------------------------
COMMON STOCK (100.1%)
  BASIC MATERIALS (2.9%)
    ALUMINUM (0.4%)
               400  Alcan Aluminum Ltd. ....................               $16
               900  Alcoa, Inc. ............................                75
                                                                ---------------
                                                                            91
                                                                ---------------
    CHEMICALS (1.3%)
             1,300  Dow Chemical Co. .......................               174
             1,500  E.I. du Pont de Nemours & Co. ..........                99
               500  Praxair, Inc. ..........................                25
               500  Rohm & Haas Co. ........................                20
                                                                ---------------
                                                                           318
                                                                ---------------
    CHEMICALS (DIVERSIFIED) (0.1%)
               500  Monsanto Co. ...........................                18
                                                                ---------------
    CHEMICALS (SPECIALTY) (0.0%)
               100  Hercules, Inc. .........................                 3
                                                                ---------------
    GOLD & PRECIOUS METALS MINING (0.3%)
             1,500  Barrick Gold Corp. .....................                26
             1,700  Newmont Mining Corp. ...................                42
                                                                ---------------
                                                                            68
                                                                ---------------
    IRON & STEEL (0.1%)
               900  Worthington Industries, Inc. ...........                15
                                                                ---------------
    PAPER & FOREST (0.7%)
             1,600  Georgia-Pacific Group ..................                81
             1,300  International Paper Co. ................                74
               100  Weyerhauser Co. ........................                 7
               300  Willamette Industries, Inc. ............                14
                                                                ---------------
                                                                           176
                                                                ---------------
TOTAL BASIC MATERIALS ......................................               689
                                                                ---------------
  CAPITAL GOODS (8.8%)
    AEROSPACE & DEFENSE (1.2%)
               300  B.F. Goodrich Co. (The) ................                 8
             1,400  Boeing Co. .............................                58
               300  General Dynamics Corp. .................                16
             2,800  Honeywell International, Inc. ..........               162
             1,000  Northrop Grumman Corp. .................                54
                                                                ---------------
                                                                           298
                                                                ---------------
    ELECTRICAL EQUIPMENT (5.1%)
             1,200  Emerson Electric Co. ..................                 69
             6,300  General Electric Co. ..................                975
            (a)400  Solectron Corp. .......................                 38
             3,200  Wells Fargo Co. .......................                129
                                                                ---------------
                                                                         1,211
                                                                ---------------
    MACHINERY (DIVERSIFIED) (0.6%)
             3,100  Dover Corp. ............................               140
                                                                ---------------
    MANUFACTURING (DIVERSIFIED) (1.4%)
               100  Minnesota Mining & Manufacturing Co. ...                10
             4,700  Tyco International Ltd. ................               183
             2,300  United Technologies Corp. ..............               149
                                                                ---------------
                                                                           342
                                                                ---------------
    MANUFACTURING (SPECIALIZED) (0.2%)
               600  Avery Dennison Corp. ....................               44
               100  Pall Corp. ..............................                2
                                                                ---------------
                                                                            46
                                                                ---------------
    TRUCKS & PARTS (0.3%)
               100  Cummins Engine Co., Inc. .................               5
            (a)600  Navistar International Corp. .............              28
               800  PACCAR, Inc. .............................              36
                                                                ---------------
                                                                            69
                                                                ---------------
TOTAL CAPITAL GOODS ..........................................           2,106
                                                                ---------------
  COMMUNICATION SERVICES (7.7%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (0.5%)
            (a)900  Nextel Communications, Inc., Class A .....              93
            (a)400  Sprint Corp. (PCS Group) .................              41
                                                                ---------------
                                                                           134
                                                                ---------------
    TELECOMMUNICATIONS (LONG DISTANCE) (2.2%)
             2,799  AT&T Corp. ...............................             142
          (a)7,350  MCI Worldcom, Inc. .......................             390
                                                                ---------------
                                                                           532
                                                                ---------------
    TELEPHONE (5.0%)
             3,000  Alltel Corp. .............................             248
             5,900  Bell Atlantic Corp. ......................             363
             1,000  Bellsouth Corp. ..........................              47
               500  CenturyTel, Inc. .........................              24
             3,200  GTE Corp. ................................             226
             3,126  SBC Communications, Inc. .................             152
             1,800  U.S. WEST, Inc. ..........................             130
                                                                ---------------
                                                                         1,190
                                                                ---------------
                                                                ---------------
TOTAL COMMUNICATION SERVICES                                             1,856
                                                                ---------------
  CONSUMER CYCLICALS (12.6%)
    AUTOMOBILES (0.0%)
               100  Ford Motor Co. ...........................               5
                                                                ---------------
    BUILDING MATERIALS (0.2%)
             1,300  Armstrong World Industries, Inc. .........              43
               400  Owens Corning ............................               8
                                                                ---------------
                                                                            51
                                                                ---------------
    FOOTWEAR (0.1%)
               400  Nike, Inc., Class B ......................              20
                                                                ---------------
    GAMING, LOTTERY & PARIMUTUEL COMPANIES (0.1%)
          (a)1,100  Harrah's Entertainment, Inc. .............              29
                                                                ---------------
    HARDWARE & TOOLS (0.1%)
               400  Black & Decker Corp. .....................              21
                                                                ---------------
    HOMEBUILDING (0.7%)
             3,800  Kaufman & Broad Home Corp. ...............              92
             3,100  Pulte Corp. ..............................              70
                                                                ---------------
                                                                           162
                                                                ---------------
    HOUSEHOLD FURNISHINGS & APPLIANCES (0.3%)
             1,200  Whirlpool Corp. ..........................              78
                                                                ---------------
    LEISURE TIME PRODUCTS (0.0%)
               600  Mattel, Inc. .............................               8
                                                                ---------------
    LODGING - HOTELS (0.2%)
             1,200  Carnival Corp., Class A ..................              57
                                                                ---------------
    PHOTOGRAPHY/IMAGING (0.2%)
               600  Eastman Kodak Co. ........................              40
                                                                ---------------


      The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                      U.S. Equity Plus Portfolio
                                           101

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-----------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)


                                                                         VALUE
        SHARES                                                           (000)
-------------------------------------------------------------------------------
  CONSUMER CYCLICALS (CONT.)
    PUBLISHING (NEWSPAPERS) (2.0%)
             3,300  Dow Jones & Co., Inc. ....................            $225
             1,500  Gannett Co., Inc. ........................             122
             1,900  Times Mirror Co., Class A ................             127
                                                                ---------------
                                                                           474
                                                                ---------------
    RETAIL (BUILDING SUPPLIES) (2.2%)
             7,050  Home Depot, Inc. .........................             483
               600  Lowe's Cos., Inc. ........................              36
                                                                ---------------
                                                                           519
                                                                ---------------
    RETAIL (COMPUTERS & ELECTRONICS) (0.2%)
             1,200  Circuit City Stores- Circuit City Group...              54
                                                                ---------------
    RETAIL (DEPARTMENT STORES) (0.6%)
          (a)2,000  Federated Department Stores, Inc. ........             101
            (a)500  Kohl's Corp. .............................              36
               400  May Department Stores, Co. ...............              13
                                                                ---------------
                                                                           150
                                                                ---------------
    RETAIL (DISCOUNTERS) (0.0%)
               400  Dollar General Corp. .....................               9
                                                                ---------------
    Retail (General Merchandise) (4.6%)
            (a)300  Costco Wholesale Corp. ...................              28
             3,000  Dayton Hudson Corp. ......................             220
          (a)2,500  Kmart Corp. ..............................              25
             1,200  Sears Roebuck & Co. ......................              37
            11,300  Wal-Mart Stores, Inc. ....................             781
                                                                ---------------
                                                                         1,091
                                                                ---------------
    RETAIL (SPECIALTY) (0.6%)
             3,100  Gap, Inc. ................................             143
                                                                ---------------
    RETAIL (SPECIALTY/APPAREL) (0.2%)
             3,000  Delphi Automotive Systems Corp. ..........              47
                                                                ---------------
    TEXTILES (APPAREL) (0.3%)
             1,600  Liz Claiborne, Inc. ......................              60
                                                                ---------------
TOTAL CONSUMER CYCLICALS .....................................           3,018
                                                                ---------------
  CONSUMER STAPLES (8.5%)
    BEVERAGES (ALCOHOLIC) (1.5%)
             4,900  Anheuser Busch Cos., Inc. ................             347
               400  Coors (Adolph), Inc., Class B ............              21
                                                                ---------------
                                                                           368
                                                                ---------------
    BEVERAGES (NON-ALCOHOLIC) (0.4%)
             1,100  Coca Cola Co. ............................              64
             1,000  PepsiCo, Inc. ............................              35
                                                                ---------------
                                                                            99
                                                                ---------------
    BROADCASTING (TV, RADIO, CABLE) (0.1%)
               600  Comcast Corp., Class A ...................              30
                                                                ---------------
    DISTRIBUTORS (FOOD & HEALTH) (0.7%)
             1,100  Cardinal Health, Inc. ....................              53
             2,400  SUPERVALU, Inc. ..........................              48
             1,600  SYSCO Corp. ..............................              63
                                                                ---------------
                                                                           164
                                                                ---------------
    ENTERTAINMENT (0.4%)
             1,400  Time Warner, Inc. ........................             101
                                                                ---------------
    FOODS (1.6%)
             1,700  Bestfoods ................................              89
             1,000  Quaker Oats Co. ..........................             $66
             2,700  Ralston-Ralston Purina Group .............              75
             5,700  Sara Lee Corp. ...........................             126
               600  Unilever NV (NY Shares) ..................              33
                                                                ---------------
                                                                           389
                                                                ---------------
    HOUSEHOLD PRODUCTS (NON-DURABLES) (2.3%)
             2,600  Kimberly-Clark Corp. .....................             170
             3,500  Procter & Gamble Co. .....................             383
                                                                ---------------
                                                                           553
                                                                ---------------
    RESTAURANTS (0.3%)
             1,300  McDonald's Corp. .........................              53
               300  Wendy's International, Inc. ..............               6
                                                                ---------------
                                                                            59
                                                                ---------------
    RETAIL (DRUG STORES) (0.2%)
               100  CVS Corp. ................................               4
             1,500  Walgreen Co. .............................              44
                                                                ---------------
                                                                            48
                                                                ---------------
    RETAIL (FOOD CHAINS) (0.3%)
               200  Albertson's, Inc. ........................               6
          (a)2,100  Kroger Co. ...............................              40
            (a)700  Safeway, Inc. ............................              25
                                                                ---------------
                                                                            71
                                                                ---------------
    TOBACCO (0.7%)
             6,800  Philip Morris Cos., Inc. .................             158
                                                                ---------------
TOTAL CONSUMER STAPLES .......................................           2,040
                                                                ---------------
  ENERGY (5.5%)
    OIL & GAS (DRILLING) (0.3%)
             1,000  Schlumberger, Ltd. .......................              56
               194  Transocean Sedco Forex Inc. ..............               7
                                                                ---------------
                                                                            63
                                                                ---------------
    OIL & GAS (EXPLORATION & DRILLING) (0.5%)
             3,100  Apache Corp. .............................             114
                                                                ---------------
    OIL (DOMESTIC INTEGRATED) (0.4%)
             1,100  Conoco, Inc., Class B ....................              27
             3,100  USX-Marathon Group .......................              77
                                                                ---------------
                                                                           104
                                                                ---------------
    OIL (INTERNATIONAL INTEGRATED) (4.3%)
             1,500  Chevron Corp. ............................             130
             9,128  Exxon Mobile Corp. .......................             735
             1,300  Royal Dutch Petroleum Co. ................              79
             1,700  Texaco, Inc. .............................              92
                                                                ---------------
                                                                         1,036
                                                                ---------------
                                                                ---------------
TOTAL ENERGY                                                             1,317
                                                                ---------------
  FINANCIAL (12.2%)
    BANKS (MAJOR REGIONAL) (1.1%)
               800  Bank of New York Co., Inc. ...............              32
             1,600  Comerica, Inc. ...........................              75
             1,400  KeyCorp ..................................              31
             1,600  Mellon Bank Corp. ........................              54
               600  SouthTrust Corp. .........................              23
               600  SunTrust Banks, Inc. .....................              41
                                                                ---------------
                                                                           256
                                                                ---------------

      The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
U.S. Equity Plus Portfolio
                                           102

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-----------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)


                                                                        VALUE
        SHARES                                                           (000)
-------------------------------------------------------------------------------
  FINANCIAL (CONT.)
    BANKS (MONEY CENTER) (2.1%)
             3,800  BankAmerica Corp. ........................            $191
             2,800  Chase Manhattan Corp. ....................             218
             3,000  First Union Corp. ........................              98
                                                                ---------------
                                                                           507
                                                                ---------------
    BANKS (REGIONAL) (0.5%)
             5,600  Firstar Corp. ............................             118
                                                                ---------------
    CONSUMER FINANCE (0.6%)
               500  Countrywide Credit Industries, Inc. ......              13
             2,100  Household International, Inc. ............              78
               700  Providian Financial Corp. ................              64
                                                                ---------------
                                                                           155
                                                                ---------------
    FINANCIAL (DIVERSIFIED) (4.2%)
             1,100  American Express Co. .....................             183
               400  Associates First Capital Corp., Class A ..              11
             9,499  Citigroup, Inc. ..........................             528
             2,200  Federal Home Loan Mortgage Corp. .........             103
             2,800  Federal National Mortgage Association ....             175
                                                                ---------------
                                                                         1,000
                                                                ---------------
    INSURANCE (LIFE & HEALTH) (0.2%)
             2,800  Conseco, Inc. ............................              50
                                                                ---------------
    INSURANCE (MULTI-LINE) (2.0%)
             1,700  American International Group, Inc. .......             184
             3,000  CIGNA Corp. ..............................             241
             1,000  Loews Corp. ..............................              61
                                                                ---------------
                                                                           486
                                                                ---------------
    INSURANCE (PROPERTY - CASUALTY) (0.3%)
             1,100  MGIC Investment Corp. ....................              66
                                                                ---------------
    INVESTMENT BANKING & BROKERAGE (1.0%)
             2,110  Bear Stearns Cos., Inc. ..................              90
               600  Charles Schwab Corp. .....................              23
             1,600  Lehman Brothers Holdings, Inc. ...........             136
                                                                ---------------
                                                                           249
                                                                ---------------
    SAVINGS & LOANS (0.2%)
             1,400  Washington Mutual, Inc. ..................              36
                                                                ---------------
TOTAL FINANCIAL...............................................           2,923
                                                                ---------------
  HEALTHCARE (9.1%)
    HEALTHCARE (DIVERSIFIED) (4.9%)
             1,000  Abbott Laboratories ......................              36
             2,200  American Home Products Corp. .............              87
             6,600  Bristol-Myers Squibb Co. .................             424
             4,000  Johnson & Johnson ........................             372
             3,000  Warner Lambert Co. .......................             246
                                                                ---------------
                                                                         1,165
                                                                ---------------
    HEALTHCARE (DRUGS - MAJOR PHARMS) (2.6%)
               800  Eli Lilly & Co. ..........................              53
             5,900  Merck & Co., Inc. ........................             396
             4,500  Pfizer, Inc. .............................             146
               400  Pharmacia & Upjohn, Inc. .................              18
               100  Schering-Plough Corp. ....................               4
                                                                ---------------
                                                                           617
                                                                ---------------
    HEALTHCARE (HOSPITAL MANAGEMENT) (0.2%)
          (a)1,600  Tenet Healthcare Corp. ...................             $38
                                                                ---------------
    HEALTHCARE (MANAGED CARE) (0.4%)
               200  Aetna, Inc. ..............................              11
             1,500  United Healthcare Corp. ..................              80
            (a)200  Wellpoint Health Networks, Inc. ..........              13
                                                                ---------------
                                                                           104
                                                                ---------------
    HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES) (0.9%)
             1,000  Bard (C.R.), Inc. ........................              53
               100  Bausch & Lomb, Inc. ......................               7
               800  Baxter International, Inc. ...............              50
            (a)900  Guidant Corp. ............................              43
             1,900  Medtronic, Inc. ..........................              69
                                                                ---------------
                                                                           222
                                                                ---------------
    HEALTHCARE (SPECIALIZED SERVICES) (0.1%)
          (a)4,300  HEALTHSOUTH Corp. ........................              23
                                                                ---------------
TOTAL HEALTHCARE .............................................           2,169
                                                                ---------------
  TECHNOLOGY (29.2%)
    COMMUNICATION EQUIPMENT (5.8%)
            (a)500  ADC Telecommunications, Inc. ............              36
             6,000  Lucent Technologies, Inc. ................             449
             1,200  Motorola, Inc. ...........................             177
             2,000  Nortel Networks Corp. ....................             202
          (a)2,000  Qualcomm, Inc. ...........................             352
               600  Scientific-Atlanta, Inc. .................              33
          (a)2,100  Tellabs, Inc. ............................             135
                                                                ---------------
                                                                         1,384
                                                                ---------------
    COMPUTERS (HARDWARE) (4.2%)
               800  Compaq Computer Corp. ....................              22
          (a)5,200  Dell Computer Corp. ......................             265
             1,400  Hewlett Packard Co. ......................             159
             1,700  International Business Machines Corp. ....             184
          (a)4,800  Sun Microsystems, Inc. ...................             372
                                                                ---------------
                                                                         1,002
                                                                ---------------
    COMPUTERS (NETWORKING) (4.1%)
          (a)6,800  Cisco Systems, Inc. ......................             728
            (a)600  YAHOO!, Inc. .............................             260
                                                                ---------------
                                                                           988
                                                                ---------------
    COMPUTERS (PERIPHERALS) (1.2%)
          (a)2,400  EMC Corp. ................................             262
            (a)200  Network Appliance, Inc. ..................              17
                                                                ---------------
                                                                           279
                                                                ---------------
    COMPUTERS (SOFTWARE & SERVICES) (8.8%)
          (a)4,700  America Online, Inc. .....................             355
               900  Autodesk, Inc. ...........................              30
               600  Computer Associates International, Inc. ..              42
            (a)300  Compuware Corp. ..........................              11
            (a)700  Global Crossing Ltd. .....................              35
         (a)10,800  Microsoft Corp. ..........................           1,261
          (a)3,100  Oracle Corp. .............................             348
          (a)1,200  Unisys Corp. .............................              38
                                                                ---------------
                                                                         2,120
                                                                ---------------

      The accompanying notes are an integral part of the financial statements.
------------------------------------------------------------------------------
                                                    U.S. Equity Plus Portfolio
                                           103

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-----------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-----------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO (CONT.)



                                                                        VALUE
        SHARES                                                           (000)
-------------------------------------------------------------------------------
  TECHNOLOGY (CONT.)
    ELECTRONICS (INSTRUMENTATION) (0.2%)
            (a)500  Micron Technology, Inc. ..................  $            39
                                                                ---------------
    ELECTRONICS (SEMICONDUCTORS) (2.9%)
             6,300  Intel Corp. ..............................              518
             1,700  Texas Instruments, Inc. ..................              165
                                                                ---------------
                                                                            683
                                                                ---------------
    EQUIPMENT (SEMICONDUCTORS) (0.8%)
          (a)1,400  Applied Materials, Inc. ..................              178
            (a)200  KLA-Tencor Corp. .........................               22
                                                                ---------------
                                                                            200
                                                                ---------------
    SERVICES (COMPUTER SYSTEMS) (1.1%)
             4,100  Electronic Data Systems Corp. ............              274
                                                                ---------------
    SERVICES (DATA PROCESSING) (0.1%)
               400  First Data Corp. .........................               20
               200  Paychex, Inc. ............................                8
                                                                ---------------
                                                                             28
                                                                ---------------
                                                                ---------------
TOTAL TECHNOLOGY .............................................            6,997
                                                                ---------------
  TRANSPORTATION (0.9%)
    AIRLINES (0.3%)
             1,500  Delta Air Lines, Inc. ....................               75
                                                                ---------------
    RAILROADS (0.6%)
             2,000  Kansas City Southern Industries, Inc. ....              149
                                                                ---------------
TOTAL TRANSPORTATION .........................................              224
                                                                ---------------
  UTILITIES (2.7%)
    ELECTRIC COMPANIES (1.2%)
             1,900  Edison International .....................               50
             1,500  Entergy Corp. ............................               38
             1,500  Public Service Enterprise Group, Inc. ....               52
             2,500  Texas Utilities Co. ......................               89
             1,700  Unicom Corp. .............................               57
                                                                ---------------
                                                                            286
                                                                ---------------
    NATURAL GAS (1.0%)
               300  Coastal Corp. ............................               10
               600  Columbia Gas System, Inc. ................               38
             1,700  EL Paso Energy Corp. .....................               66
             2,700  Enron Corp. ..............................              120
                                                                ---------------
                                                                            234
                                                                ---------------
    POWER PRODUCERS (INDEPENDENT) (0.5%)
               (a)1,6 00  AES Corp. ..........................              120
                                                                ---------------
TOTAL UTILITIES ..............................................              640
                                                                ---------------
TOTAL COMMON STOCKS (Cost $20,907) ...........................           23,979
                                                                ---------------


                                                                       AMOUNT
                                                                         (000)
-------------------------------------------------------------------------------
  TOTAL INVESTMENTS (100.1%) (Cost $20,907) ..................  $        23,979
                                                                ---------------
OTHER ASSETS (0.4%)
  Cash ...........................................          $66
  Dividends Receivable ...........................           24
  Receivable for Portfolio Shares Sold ...........           10
  Other ..........................................            6             106
                                                      ---------
LIABILITIES (0.5%)
  Investment Advisory Fees Payable ...............          (65)
  Professional Fees Payable ......................          (23)
  Custodian Fees Payable .........................          (10)
  Administrative Fees Payable ....................           (4)
  Payable for Portfolio Shares Redeemed ..........           (4)
  Directors' Fees and Expenses Payable ...........           (2)
  Distribution Fees Payable ......................           (1)
  Other Liabilities ..............................          (13)          (122)
                                                      ---------
NET ASSETS (100%) ............................................  $        23,963
                                                                ===============
NET ASSETS CONSIST OF:
Paid in Capital ..............................................  $        21,100
Undistributed Net Investment Income ..........................                4
Accumulated Net Realized Loss ................................             (213)
Unrealized Appreciation on Investments .......................            3,072
                                                                ---------------
NET ASSETS ...................................................  $        23,963
                                                                ===============
CLASS A:
NET ASSETS ...................................................  $        22,430
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 1,817,430 outstanding $0.001 par value shares
(authorized 500,000,000 shares)...............................  $         12.34
                                                                ===============
CLASS B:
NET ASSETS ...................................................  $         1,533
NET ASSET VALUE, OFFERING AND REDEMPTION
PRICE PER SHARE
Applicable to 124,369 outstanding $0.001 par value shares
(authorized 500,000,000 shares)...............................  $         12.33
                                                                ===============



(a)Non-income producing

      The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------
U.S. Equity Plus Portfolio
                                           104

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                              [CHART]

Other                          (5.0%)
Self Storage                   (3.6%)
Retail                        (14.2%)
Apartments                    (25.2%)
Diversified                    (7.7%)
Healthcare                     (0.8%)
Lodging/Resorts                (6.4%)
Office & Industrial           (37.1%)


COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
------------------------------------------------

                              [GRAPH]

               U.S. Real Estate       NAREIT
               Portfolio Class A   Equity Index(1)
               -----------------   ------------
2/24/95*       $500,000            $500,000
12/31/95       -----------------   ------------
12/31/96       -----------------   ------------
12/31/97       -----------------   ------------
12/31/98       -----------------   ------------
12/31/99       $931,664            $738,888

*  Commencement of operations
** Minimum investment


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE NATIONAL ASSOCIATION
OF REAL ESTATE INVESTMENT TRUSTS (NAREIT) EQUITY
INDEX(1)
------------------------------------------------

                                        TOTAL RETURNS(2)
                                        --------------
                                      ONE   AVERAGE ANNUAL
                                     YEAR   SINCE iNCEPTION
                                    ------  ---------------
PORTFOLIO-- CLASS A................ -1.48%      13.68%
PORTFOLIO-- CLASS B................ -1.73       10.89
INDEX -- CLASS A................... -4.62        8.30
INDEX -- CLASS B................... -4.62        6.38

1.The NAREIT Equity Index is an unmanaged market weighted index of tax qualified REITs listed on the New York Stock Exchange, American Stock Exchange and the NASDAQ National Market System, including dividends.

2.Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The U.S. Real Estate Portfolio seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

For the year ended December 31, 1999, the Portfolio had a total return of -1.48% for the Class A shares and -1.73% for the Class B shares compared to -4.62% for the National Association of Real Estate Investment Trusts (NAREIT) Equity Index (the "Index"). For the period from inception on February 24, 1995 through December 31, 1999, the average annual total return for the Class A shares was 13.68% compared to 8.30% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 10.89% compared to 6.38% for the Index.

Performance of the REIT market in the fourth quarter of 1999 resembled the pattern established for much of the previous six quarters, featuring persistent downward pressure with intermittent rallies. Despite declining through mid-December to its 52-week low (a level last witnessed in November
1996), due to a lack of interest by non-dedicated investors and tax loss selling, the sector rallied 9% in the last half of December as value investors appeared to gain a renewed interest. The NAREIT Index fell by 1% in the fourth quarter and provided a year-to-date loss of 4.6%. REIT share prices are now trading at more than a 15% discount to the underlying Net Asset Value ("NAV") of their assets. Despite the attractive arbitrage between valuations in the public versus the private real estate markets, there was very little interest by non-dedicated institutional investors in the sector this past year. (We define real estate arbitrage as the pricing disparity between prices of actual properties in the private real estate market versus the implied pricing of properties owned by public companies based on their share price).

As stated in earlier quarterly reports, our investment perspective is that over the medium and long-term the largest determinant of the value of real estate stocks will be underlying real estate fundamentals. We measure the sector based on the Price to Net Asset Value per share ratio ("P/NAV"). Given the large and active private real estate

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.
-------------------------------------------------------------------------------
                                                    U.S. Real Estate Portfolio
                                   105

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

market, we believe that there are limits as to the level of premium or discount at which the sector can trade relative to its NAV. These limits can be viewed as the point at which the arbitrage opportunity between owning real estate in the private versus public markets becomes compelling (allowing for the notion that the public market has a tendency to over-shoot both on the upside and downside). The current pricing causes us to return to the same fundamental question: is the public market valuation accurately predicting a decline in real estate values or is the public market simply oversold? Although we retain a healthy respect for the predicting power of the public markets, our bias is to support the opinion that the market is oversold.

The REIT industry hosted its annual conference in Los Angeles at the end of October and the tone was more upbeat than we had expected in spite of the weak share prices. Two general themes relayed by the companies were the continued strong performance in the physical property markets and their acceptance that the sector may trade at a discount to NAV for a substantial period. As a result, companies generally have reoriented their thinking to focus on the growth of NAV per share as opposed to absolute growth. They are also attempting to become self-funding, which will require the implementation of asset sales, joint ventures and more judicious use of free cash flow. In fact, many companies have developed our recommended model of comparing any development or acquisition activity to buying back their stock.

At year-end we can point to five completed or agreed-to LBO transactions in the industry. These transactions provide the best evidence of both the existence of the arbitrage opportunity between the valuation of public and private real estate as well as the availability of equity investors. It is interesting to note that the participants in the LBOs discussed below include a number of the most sophisticated real estate opportunity funds. These investors, who typically invest in the private real estate marketplace, took advantage of the arbitrage opportunity to purchase public companies trading at significant discounts to asset value. Generally, given an average leverage ratio approaching 50% of total capital, a company trading at an NAV discount of 15% to 25% allows an investor to buy the assets at an attractive price and provides existing shareholders handsome return potential.

Further evidence of the favorable real estate arbitrage is the pervasive adoption of share buyback programs. Instead of buying or developing properties, companies are utilizing retained cashflow to fund share buybacks, effectively to purchase real estate in the cheapest manner (by buying their stock that trades at a discount to private real estate value). The most recent decline in prices served to increase the number of share buyback programs. We have been strong advocates for companies to perform the analysis of this strategy. For many companies, their stock is the best investment that they can identify in this competitive market for Real Estate. Due to the large required dividend payout of the REIT structure, companies in the sector can only generate modest levels of free cashflow to buy back shares. However, we applaud the companies that have sold assets (at par) and redeployed that capital into share repurchases (at a discount). Through the third quarter, more than 50 companies authorized share buyback programs and had purchased in excess of $1 billion of stock, representing more than 2% of their equity capitalization.

Companies have taken greater steps in developing business plans that do not require equity issuance. These plans place an emphasis on managing the existing portfolio and external growth, if planned, is funded by asset sales or is accomplished within a joint venture structure. These approaches provide variations on a theme of self-funding. We support the strategy of growing NAV per share as opposed to a strategy based simply on growing. We believe that investors remain concerned that any improvement in pricing will cause REITs to issue equity, thereby placing a ceiling on the price of the stocks. There were no equity offerings completed in the fourth quarter. We expect the calendar to remain dormant as a result of weak pricing, the lack of significant demand from institutional buyers, and the propensity for investors to pummel companies that issue equity.

The fourth quarter featured a number of exciting joint venture transactions. The most notable was the joint venture established by Equity Office Properties. The company sold interests in seven office buildings to Lend Lease Real Estate (one of the most respected global real estate investors) for $540 million at an attractive blended cashflow multiple. In addition, Equity will retain the management and leasing of the assets and concurrently announced a $250 million share buyback program. In a similar transaction, Prime Group Realty sold a 50% interest in their best downtown Chicago office asset for approximately $300 million to a large state pension plan. Prime also retained management and leasing and subsequently announced a share buyback program. Note that this marked the highest sale price ($300 per square foot) achieved in this market.

The REIT Modernization Act, first proposed in the spring, has been passed. The key feature is the ability for REITs to engage in service businesses that are complementary to real estate through 100% ownership of a taxable REIT

-------------------------------------------------------------------------------
U.S. Real Estate Portfolio
                                   106

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO (CONT.)

subsidiary ("TRS"), without jeopardizing their tax status. Many of the larger REITs have successfully identified additional revenue sources by taking advantage of ancillary businesses that access their existing client base. This is being accomplished in all sectors. In multifamily, Equity Residential earns income through relationships with service providers to their apartment residents (e.g., cable television providers, long distance carriers, and insurance companies). In the mall sector, Simon Property Group, through its Simon Brand Ventures subsidiary, has developed relationships with companies including Microsoft (to sell its Internet service) and Turner Broadcasting (to air TBS programming in Simon malls) and has developed its own rewards program to generate income. Finally, many of the office REITs generate income through relationships with providers of broadband services to their tenants.

REAL ESTATE MARKET
We have continued to caution investors that there remain threats of over-supply but strong demand is serving to mute any serious concern at this time. Generally, there continues to be evidence of a maturing real estate market as the improvement in fundamentals have begun to plateau. The following presents an outline of our views.

Similar to last quarter, the data reported from the Census Bureau for the fourth quarter demonstrated a modest level of risk to over-supply in the market for apartments. Permits exceeded 350,000 units (annual pace on a seasonally adjusted basis), for each of the last two reported months (October and November). Starts barely exceeded 300,000 units in September and were 280,000 and below in October and November. With net demand estimates in the 300,000 to 320,000 unit range, we are monitoring this data for signs of further acceleration. Based on projections by F.W. Dodge, prospective supply is running about 1.1% higher than prospective demand for the next two-year period. This would result in overall vacancy increasing from 7.1% towards 8% over this period.

Rebounding from a slump in the summer and fall, consumer confidence rose in the fourth quarter and ended December at its highest level since its all-time high in October 1968. Despite earlier concerns, mall sales for the holiday shopping season rose 7.7% over 1998 rates according to the International Council for Shopping Centers. Landlords continue to point to a strong leasing environment as retailers commit to new stores and expansions. It is noteworthy that this proved to be a difficult period for certain e-commerce retailers as the web sites of the traditional retailers gained market share based upon both the greater brand name recognition of the traditional retailers and their superior logistics and delivery systems. Despite the unexpected strong performance over Christmas, the risk of e-commerce remains the key mitigating factor that tempers enthusiasm for the sector.

The near-term trends remain similar in both the office and industrial markets. While significant amounts of space continue to come on-line, demand continues to remain strong, almost keeping pace with new supply on the national level. According to data from Torto Wheaton, national office vacancy rose a modest 0.2% to 9.8% in the third quarter. The downtown markets experienced a slight improvement of 0.2% as vacancies declined to 8.7% while vacancies in the suburban markets moved above 10%. The industrial market, which featured a modest increase of 0.1% in vacancy rates in the second quarter, reported an equally modest increase of 0.1% for the third quarter. The national industrial vacancy rate now stands at 7.5%.

Despite a strong economy and relatively easy comps versus last year, the hotel market demonstrated only modest revenue per available room ("RevPar") growth in the fourth quarter. It is clear that the large supply of product continues to put pressure on the market. Smith Travel Research reported full-year RevPar growth of 3.2% and most public companies have provided similar annual RevPar projections for 2000.

PORTFOLIO
We have continued to shape the Portfolio with companies offering attractive fundamental valuations relative to their underlying real estate value. Throughout the year, we were encouraged by the strength of the U.S. economy. Current economic consensus for strong GDP growth in 2000 causes us to remain constructive with regard to the likelihood that real estate fundamentals will remain favorable. The top- down weightings in the Portfolio remain similar to last quarter, with a modest bias toward central business district and Southern California office properties and away from grocery-anchored shopping centers. We maintain an overweight position to markets with greater barriers to entry, including West Coast apartments and downtown office buildings. We continue to take advantage of the relative similarity in pricing of companies to upgrade the Portfolio, measured both in terms of the quality of properties held by the companies and the management teams at the companies.

Theodore R. Bigman
PORTFOLIO MANAGER

Douglas A. Funke
PORTFOLIO MANAGER

January 2000

-------------------------------------------------------------------------------
                                                    U.S. Real Estate Portfolio
                                   107

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

                                                                             VALUE
    SHARES                                                                   (000)
------------------------------------------------------------------------------------
COMMON STOCKS (94.8%)
  DIVERSIFIED (7.7%)
              354,000  Pacific Gulf Properties, Inc. REIT ........... $       7,168
              161,500  Pennsylvania REIT ............................         2,352
              215,900  Rouse Co. REIT ...............................         4,588
              164,600  Vornado Realty Trust REIT ....................         5,349
              (a)654,898  Wellsford Real Properties, Inc. ..........          5,567
                                                                      --------------
                                                                             25,024
                                                                      --------------
  HEALTHCARE (0.8%)
              454,700  Meditrust Corp. REIT .........................         2,501
                                                                      --------------
  LODGING/RESORTS (6.4%)
              (a)106,500  Candlewood Hotel Company, Inc. ...........            186
              324,200  Host Marriott Corp. ..........................         2,675
              (a)32,838  Interstate Hotels Corp. ...................            107
              (a)108,300  John Q Hammons Hotels, Inc., Class A .....            420
              619,193  Starwood Lodging Trust REIT ..................        14,551
              (a)959,854  Wyndham International, Inc. ..............          2,819
                                                                      --------------
                                                                             20,758
                                                                      --------------
  OFFICE & INDUSTRIAL (36.4%)
    INDUSTRIAL (6.4%)
              22,600  EastGroup Properties, Inc. ....................           418
              412,400  Prime Group Realty Trust REIT ................         6,263
              735,680  Prologis Trust REIT ..........................        14,162
                                                                      --------------
                                                                             20,843
                                                                      --------------
    MIXED (2.7%)
              31,200  Duke Realty Investment, Inc. REIT .............           608
              187,410  PS Business Parks, Inc. REIT .................         4,264
              102,800  Spieker Properties, Inc. REIT ................         3,746
                                                                      --------------
                                                                              8,618
                                                                      --------------
    OFFICE (27.3%)
              863,200  Arden Realty, Inc. REIT ......................        17,318
              (a,d)335,100  Beacon Capital Partners, Inc. ..........          5,246
              303,000  Boston Properties, Inc. REIT .................         9,431
              399,954  Brandywine Realty Trust REIT .................         6,549
              960,397  Brookfield Properties Corp. (Canada) .........        10,074
              356,330  CarrAmerica Realty Corp. REIT ................         7,527
              702,627  Equity Office Properties Trust REIT ..........        17,302
              598,300  Great Lakes, Inc. REIT .......................         8,601
              20,800  Mack-Cali Realty Corp. REIT ...................           542
              366,500  Trizec Hahn Corp. ............................         6,185
                                                                      --------------
                                                                             88,775
                                                                      --------------
                                                                      --------------
                                                                            118,236
                                                                      --------------
  OTHER (0.5%)
              (a)440,100  Atlantic Gulf Communities Corp. ..........             22
              (a)107,021  Atlantic Gulf Communities Corp. ..........            642
              (a)140,284  Atlantic Gulf Communities Corp. ..........              7
              (a)17,330  Merry Land Properties, Inc. ...............             91
              (a)81,700  Security Capital Group, Inc., Class B .....          1,022
                                                                      --------------
                                                                              1,784
                                                                      --------------
  RESIDENTIAL APARTMENTS (25.2%)
    RESIDENTIAL APARTMENTS (19.5%)
              121,600  Amli Residential Properties Trust REIT .......         2,455
              62,700  Apartment Investment & Management Co. REIT ....        $2,496
              379,214  Archstone Communities Trust REIT .............         7,774
              518,600  Avalon Bay Communities, Inc. REIT ............        17,795
              249,390  Equity Residential Properties Trust REIT .....        10,646
              359,800  Essex Property Trust, Inc. REIT ..............        12,233
              278,200  Smith (Charles E.) Residential Realty, Inc. ..         9,841
              REIT
                                                                      --------------
                                                                             63,240
                                                                      --------------
    RESIDENTIAL MANUFACTURED HOMES (5.7%)
              542,652  Chateau Communities, Inc. REIT ...............        14,075
              179,900  Manufactured Home Communities, Inc. REIT .....         4,374
                                                                      --------------
                                                                             18,449
                                                                      --------------
                                                                      --------------
                                                                             81,689
                                                                      --------------
  RETAIL (14.2%)
    RETAIL REGIONAL MALLS (7.6%)
              522,200  Simon Property Group, Inc. REIT ..............        11,978
              970,278  Taubman Centers, Inc. REIT ...................        10,430
              77,500  Urban Shopping Centers, Inc. REIT .............         2,102
                                                                      --------------
                                                                             24,510
                                                                      --------------
    RETAIL STRIP CENTERS (6.6%)
              132,800  Acadia Realty Trust REIT .....................           614
              944,890  Burnham Pacific Property Trust REIT ..........         8,858
              457,800  Federal Realty Investment Trust REIT .........         8,613
              187,900  Pan Pacific Retail Properties, Inc. REIT .....         3,065
              18,900  Philips International Realty Corp. REIT .......           311
              2,300  Ramco-Gershenson Properties Trust REIT .........            29
                                                                      --------------
                                                                             21,490
                                                                      --------------
                                                                      --------------
                                                                             46,000
                                                                      --------------
  SELF STORAGE (3.6%)
              507,290  Public Storage, Inc. REIT ....................        11,509
              11,800  Shurgard Storage Centers, Inc., Series A REIT .           274
                                                                      --------------
                                                                             11,783
                                                                      --------------
TOTAL COMMON STOCKS (COST $339,614) .................................       307,775
                                                                      --------------
PREFERRED STOCKS (0.5%)
  OTHER (0.5%)
              (k)15,369  Wyndham, Series B (Cost $1,434) ...........          1,434
                                                                      --------------
CONVERTIBLE PREFERRED STOCKS (0.2%)
  OTHER (0.2%)
              (a,d)75,765  Atlantic Gulf Communities Corp., ........            455
              Series B(Cost $758)
                                                                      --------------
WARRANTS (0.0%)
    OTHER (0.0%)
              (a,d)50,510  Atlantic Gulf Communities
                              Corp., Class A .......................              2
              (a,d)62,000  Atlantic Gulf Communities
                              Corp., Class A .......................              3
       The accompanying notes are an integral part of the fiancial statements.
----------------------------------------------------------------------------------

U.S. Real Estate Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO

 FACE
AMOUNT                                                                       VALUE
(000)                                                                       (000)
------------------------------------------------------------------------------------
WARRANTS (CONT.)
    OTHER (CONT.)
              (a,d)50,510  Atlantic Gulf Communities
                              Corp., Class B .......................             $2
              (a,d)62,000  Atlantic Gulf Communities
                              Corp., Class B .......................              2
              (a,d)50,510  Atlantic Gulf Communities
                              Corp., Class C .......................              2
              (a,d)62,000  Atlantic Gulf Communities
                              Corp., Class C .......................              2
                                                                      --------------
TOTAL WARRANTS (COST $ )                                                         13
                                                                      --------------
 FACE
AMOUNT
(000)
---------------
CORPORATE BONDS (0.7%)
  OFFICE & INDUSTRIAL (0.7%)
    OFFICE (0.7%)
            $  2,934  Brookfield Properties Corp. (Canada) 6.00%, ...         2,275
              02/14/07 (Cost $2,251)
                                                                      --------------

SHORT-TERM INVESTMENT (2.9%)
  REPURCHASE AGREEMENT (2.9%)
              9,491  Chase Securities, Inc., 2.60%, dated 12/31/99,           9,491
                         due 1/3/00, to be repurchased at $9,493,
                         collateralized by U.S. Treasury Bonds, 6.125%
                         due 12/31/01, valued $9,690 (Cost $9,491)
                                                                      --------------
TOTAL INVESTMENTS (99.1%) (COST $353,548)                                   321,443
                                                                      --------------
OTHER ASSETS (1.3%)
  Cash ............................................             $43
  Dividends Receivable ............................           2,911
  Receivable for Portfolio Shares Sold ............           1,299
  Interest Receivable .............................               7
  Other ...........................................              19           4,279
                                          --------------------------
LIABILITIES (0.4%)
  Investment Advisory Fees Payable ................           (597)
  Payable for Portfolio Shares Redeemed ...........           (487)
  Administrative Fees Payable .....................            (40)
  Directors' Fees and Expenses Payable ............            (20)
  Custodian Fees Payable ..........................            (12)
  Distribution Fees Payable .......................             (9)
  Other Liabilities ...............................            (75)         (1,240)
                                          --------------------------  --------------
NET ASSETS (100%) ...................................................     $ 324,482
NET ASSETS CONSIST OF:
Paid in Capital .....................................................     $ 359,011
Undistributed Net Investment Income .................................         1,437
Accumulated Net Realized Loss .......................................       (3,861)
Unrealized Depreciation on Investments ..............................      (32,105)
                                                                      --------------
NET ASSETS ..........................................................     $ 324,482
                                                                      ==============
CLASS A:
NET ASSETS ..........................................................     $ 311,064
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 26,273,096 outstanding $0.001 par value shares ........        $11.84
(authorized 500,000,000 shares)
                                                                      ==============
CLASS B:
NET ASSETS ..........................................................      $ 13,418
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 1,136,917 outstanding $0.001 par value shares .........        $11.80
(authorized 500,000,000 shares)
                                                                      ==============


(a)  --Non-income producing

(d) --Security valued at fair value See Note A-1 to financial statements.

(k)  --Security received as a result of a corporate action from Beacon Capital
        Partners, Inc. Certain restrictions for resale exist.

REIT Real Estate Investment Trust

       The accompanying notes are an integral part of the fiancial statements.
------------------------------------------------------------------------------
                                                   U.S. Real Estate Portfolio
                                   109

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                              [CHART]

Other                          (0.9%)
Utilities                      (1.5%)
Transportaion                  (2.2%)
Technology                    (13.3%)
Healthcare                     (3.6%)
Financial                     (28.2%)
Energy                         (4.0%)
Basic Materials                (3.0%)
Capital Goods                 (11.8%)
Communication Services        (14.6%)
Consumer Cyclicals            (10.9%)
Consumer Staples               (6.0%)


COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
------------------------------------------------

                              [GRAPH]

                 Value Equity        S&P 500
               Portfolio Class A      Index[cad 146]
               -----------------   ------------
1/31/90*       $  400,000          $  400,000
10/31/91       -----------------   ------------
10/31/92       -----------------   ------------
12/31/91       -----------------   ------------
12/31/93       -----------------   ------------
12/31/94       -----------------   ------------
12/31/95       -----------------   ------------
12/31/96       -----------------   ------------
12/31/97       -----------------   ------------
12/31/98       -----------------   ------------
12/31/99       $2,849,635          $1,823,352

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE S&P 500 INDEX(1)
------------------------------------------

                                       TOTAL RETURNS(2)
                               -----------------------------
                                  ONE   AVERAGE    AVERAGE
                                 YEAR    ANNUAL     ANNUAL
                                          FIVE      SINCE
                                          YEARS   INCEPTION
                               -------- --------- ---------
PORTFOLIO-- CLASS A...........  11.63%    20.22%    13.93%
PORTFOLIO-- CLASS B...........  11.22      N/A      16.53
S&P 500 INDEX-- CLASS A.......  21.04     28.55     19.21
INDATA EQUITY-MEDIAN INDEX
CLASS A.......................  21.35     24.70     17.37
S&P 500 INDEX -- CLASS B......  21.04      N/A      26.18
INDATA EQUITY-MEDIAN INDEX
CLASS B.......................  21.35      N/A      22.80

1.The S&P 500 Index is comprised of 500 large-cap U.S. companies with market capitalization of $1 billion or more. These 500 companies are a representative sample of some 100 industries chosen mainly for market size, liquidity and industry group representation.

2.Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
The Value Equity Portfolio seeks long-term capital appreciation by investing primarily in equity securities which the investment advisor believes to be undervalued relative to the stock market in general at the time of purchase.

Our value philosophy is to own "great" companies at fair valuations, "good" companies at cheap valuations, and, problem/turnaround companies at fire-sale valuations. We wait for the market to provide value investing opportunities rather than forcing decisions. The Portfolio is characterized by distinctly below average price-to-earnings and price-to- book ratios, and an above-average dividend yield.

                   1999           2000          PRICE-
              PRICE-EARNINGS  PRICE-EARNINGS   TO BOOK    YIELD
              --------------  --------------  ---------   -----
PORTFOLIO       15 TIMES        14 TIMES      4.9 TIMES   2.0%
S&P 500         32 TIMES        28 TIMES      8.6 TIMES   1.1%

For the year ended December 31, 1999, the Portfolio had a total return of 11.63% for the Class A shares and 11.22% for the Class B shares compared to 21.04% for the S&P 500 Index and 21.35% for the Indata Equity - Median Index. For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 20.22% compared to 28.55% for the S&P 500 Index and 24.70% for the Indata Equity - Median Index. For the period from inception on January 31, 1990 through December 31, 1999, the average annual total return for the Class A shares was 13.93% compared to 19.21% for the S&P 500 Index and 17.37% for the Indata Equity - Median Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 16.53% compared to 26.18% for the S&P 500 Index and 22.80% for the Indata Equity - Median Index.

For the three months ended December 31, 1999, the Portfolio had a total return of 3.81% for the Class A shares and 3.67% for the Class B shares compared to 14.88% for the S&P 500 Index and 16.71% for the Indata Equity Median Index.

Capitalization-weighted stock indices produced extra ordinary returns and valuations in 1999, a year in which long-bond yields rose 150 basis points and bond returns were the worst in modern times.

-------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE
SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST.
-------------------------------------------------------------------------------
Value Equity Portfolio
                                   110

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

PERFORMANCE: LOOSING IN A MEGA-CAP AND DOT-COM WORLD

During the first half of 1999 we experienced a broadening of the market and value stocks began to perform strongly. For the six months ended June 30, 1999, the Portfolio had a total return of 21.15% for the Class A shares and 20.91% for the Class B shares compared to 12.38% for the S&P 500 Index and 8.36% for the Indata Equity Median Index. However, in the second half of the year the market again narrowed and was led by a select group of large-cap growth stocks and almost all technology stocks.

The 1999 market leaders, Microsoft, Cisco, General Electric, Wal-mart, Oracle, Nortel Networks, Qualcomm, Sun Microsystems, Citigroup, and Intel, accounted for 61% of the returns in the U.S. market. These ten stocks have two things in common: (1) great businesses that had a great year and (2) extraordinary valuations. The average year-end price-to-earnings of the group is 120 times 1999 expected earnings. This contrasts to stocks in the Portfolio that are generally good companies that had a good year (double-digit earnings growth), but were valued at 15 times estimated 1999 earnings.

Even within sectors, the extraordinary returns of the market leaders have been significant. In financial services both Chase (a Portfolio holding) and Citigroup had a very good year and were generally seen as the leaders in their sector with strong management teams. During 1998 and 1999, which included the financial turmoil associated with Asia, Russia, and Long-Term-Capital Management, Citigroup grew earnings at 15% per year and Chase grew earnings at 16% per year. Yet, as 1999 finished, Citigroup was up 70% with a price-to-earnings of 20 and Chase was up 12% with a price-to-earnings of 14.

In the retail sector the same phenomena occurred. In 1999, Wal-mart grew earnings at 28%, was up 70%, and finished the year with a price-to-earnings of 50. At the same time, a Portfolio holding, TJMaxx, also grew earnings at 28%. And like Wal-mart, TJMaxx generated excess cash, bought back shares, and expects 2000 to be another strong year. Yet, for the year, TJMaxx was down 29% and was valued at 12 times expected 1999 earnings. While we would expect TJMaxx to sell at some discount to Wal-mart, a 76% differential appears to us to be too much.

Turning to the dot-com and wireless world, we believe that the Internet (connectionless packet-based telecommunications) and wireless are fundamentally changing the structure of the global economy. (See the reprint below of the I.Net Economy from our March 31, 1999 First Quarter Report.) We are, however, at a loss for words to describe the impact of the Internet on the valuations of technology stocks and all of the major large-cap stock indexes.

In the current environment of significant change and significant valuations, our Portfolio strategy is to own the companies in every sector that meet our value criteria and are adapting their businesses models to the impact of the internet and wireless communications. In addition, when valua-tions permit, our strategy is to own the Internet and wireless infrastructure companies. Currently these include AT&T, Sprint, MCI Worldcom, NewBridge Networks, and 3Com. Given the complexities and competitive nature of these technologies, even the "best" companies hit an air pocket from time-to-time (See Lucent's miss on January 7, 2000, and its subsequent 30% two-day correction). When this happens, we buy these companies in momentum-driven selloffs based on "bad" news or a missed quarter for earnings projections.
In 1999, this strategy added value.

As for the valuations of Internet stocks, it is clear that the expectation of exponential growth is embedded in current valuations for many companies in technology and "new economy" industries. We believe that the odds that they all win by riding the wireless/internet tsunami is very small.

An example of the current valuation paradox is Cisco, the dominant Internet router company (and fundamentally a great company) which trades at 26 times trailing sales and over 100 times earnings. It's market capitalization is over $370 billion. Looking back, Cisco has been the big Internet winner. Looking forward, Juniper Networks, a start-up company and 1999 IPO that is valued at $17 billion and has approximately $100 million in sales, now competes with Cisco and in some markets is getting 50% market share. In addition, both Lucent and Nortel have reconfigured their businesses to compete with Cisco; and the Internet battle has moved from routers to routing and optical networks. So the question is can Cisco still dominate in the new optical internet arena while facing off against Lucent, Nortel, and challenging start ups such as Juniper? Furthermore, is the probability of Cisco's continued success times the forecasted earnings growth worth 26 times sales?

PERFORMANCE:SECTORS AND STOCKS
The top performing sectors in the Portfolio were technology, telecommunications services and farm equipment. The underperforming sectors were retail, tobacco, and financial services. The top contributing stocks included Case, Philips Electronics, Audiocodes, Nielsen Media Research, Nextel, and BP Amaco. Nielsen Media Research received a cash offer of $37 a share from NVU of the Netherlands. (In late 1998 Nielsen Media Research, with a dominant franchise in television monitoring and an emerging internet business, was languishing at 10 times 1998 earnings and was off 47% from its prior high.) The performance of another holding, Sprint (now in an agreement with Worldcom to be purchased at $76 per

-------------------------------------------------------------------------------
                                                         Value Equity Portfolio
                                   111

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
INVESTMENT OVERVIEW
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)

share), reflects the value of Sprint's CDMA wireless footprint and a very high-quality data and voice network. Nextel was purchased during a sell-off in the high $30s and low $40s and sold at about $80. Nextel's valuation reflects the continuing impact of the explosive growth of the Internet and wireless on infrastructure companies. BP Amaco's performance reflected both the rebound in oil prices, the merger benefits being implemented, and anticipated future benefits when the Arco merger closes this year.

The top performance detractors were TJX companies, USEC, NISource, Allstate, Ogden and Philip Morris. We discussed TJX (TJMaxx) above. In 1999 TJX had another great year, yet its price-to-earnings (on 2000 earnings) went from 15 to 10. We added to our position late in 1999. Allstate is a medium-term disappointment as they announced a 20% decrease in earnings due to the effects of increased competition, higher catastrophe losses, higher claims costs, and higher costs to "Internet the company." Allstate is down over 50% from its 1998 high of $51.50 and is now almost at book value. Allstate is the low-cost provider of property and casualty insurance, and is a well- run company. It is buying back shares, and taking steps to further leverage the economics of the Internet. We met with Allstate management a number of times in the fourth quarter of 1999, and, based on those meetings, increased our holding at these valuations. NISource has a long-standing track record for growing earnings with cost controls and acquisitions in growth markets. This year they bid for Columbia Energy and are in a hostile take over battle. Between this battle and the general underperformance of utilities, NISource was down 39%. NISource trades at under 10 times earnings, yields over 5%, and grows earnings at 10%. As such, we added to our position in 1999. USEC processes uranium for nuclear power plants and has struggled with higher electric costs and a difficult Russian contract. Yet, for the year, it bought back 10% of its shares and declared a dividend that yields over 15%. Its price-to- earnings is now under 6. Given these factors, we added to our positions. Philip Morris and Ogden are problem/turn around companies and we held small positions in each of these stocks. We sold Ogden after a management change and an elimination of their dividend. We modestly reduced our holding in Philip Morris and are monitoring its on-going battles in the courts and with the U.S. Government.

At year-end our biggest positions were NewBridge Networks, Sprint, Chase Manhattan, FleetBoston and Philips Electronics. These five stocks account for 21% of the Portfolio's net assets. Rounding out the top 10 positions are United Technologies, AT&T/Media One, TJMaxx, and Lincoln National. These top 10 comprise 41% of the Portfolio's net assets.

THE i.NET ECONOMY (LETTER TO SHAREHOLDER IN THE FIRST
QUARTER REPORT ENDED MARCH 31, 1999)
The "Internet" has grown faster than any other technology. Internet traffic is doubling every three-to-twelve months. Why? The structure of the Internet lets any device (PC, Mainframe, PDA, Cell Phone) connect to any other device any where in the world. Much like voice mail, the connection is not time dependent, so you can connect at any time on any day. The connection can then carry data, voice, and video, and the data arrives in discreet packets that are very cheap to transport relative to existing dedicated phone circuits. This structure has enormous implications for how business-to-business transactions occur and how consumers buy services.

The power of the Internet is based on data/ telecommunications protocols (rules) known by the acronym TCP/IP, which stands for Transmission Control Protocol/Internet Protocol. The protocols are the same worldwide. While the current surge in Internet demand has led to exponential growth in demand for computer servers (Sun Microsystems, Hewlett Packard, IBM et.al.) and telecommunications bandwidth (Worldcom, AT&T, Sprint. et.al.), the core of the Internet is based on open standards. There are no monopolies. Anyone can compete by writing a better browser, putting up a better portal, or selling a product cheaper (DELL, Amazon). This leads to the question of which companies win, and which companies struggle with more competition and lower margins. The next question is can a low price-to-earnings and high-yield Value manager position a value portfolio to benefit from the changes the Internet is bringing?

We believe that the answer is yes. We are looking for businesses where scale and technology allow the high- quality/low-cost producers to get to more customers at less cost. We can also own broadband backbone companies, broadband consumer companies and broadband infrastructure companies.

Stephen C. Sexauer
PORTFOLIO MANAGER
January 2000

-------------------------------------------------------------------------------
Value Equity Portfolio
                                   112

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO

                                                                             VALUE
    SHARES                                                                   (000)
------------------------------------------------------------------------------------
COMMON STOCKS (99.1%)
   BASIC MATERIALS (3.0%)
    Chemicals (Specialty) (1.3%)
               30,800  Milennium Chemicals, Inc. ...............             $608
                                                                 -----------------
    METALS MINING (1.7%)
               119,500  USEC, Inc. .............................              837
                                                                 -----------------
   TOTAL BASIC MATERIALS. ......................................            1,445
                                                                 -----------------
   CAPITAL GOODS (11.8%)
    AEROSPACE/DEFENSE (4.3%)
               45,100  Cordant Technologies, Inc. ..............            1,488
               11,000  General Dynamics Corp. ..................              580
                                                                 -----------------
                                                                            2,068
                                                                 -----------------
    ELECTRICAL EQUIPMENT (3.3%)
               87,600  NiSource, Inc. ..........................            1,566
                                                                 -----------------
    MANUFACTURING (DIVERSIFIED) (4.0%)
               29,600  United Technologies Corp. ...............            1,924
                                                                 -----------------
    OFFICE EQUIPMENT & SUPPLIES (0.2%)
               (a)21,650  Lanier Worldwide, Inc. ...............               84
                                                                 -----------------
   TOTAL CAPITAL GOODS .........................................            5,642
                                                                 -----------------
   COMMUNICATION SERVICES (14.6%)
    TELECOMMUNICATIONS (CELLULAR/WIRELESS) (1.5%)
               17,325  Telesp Celular Participacoes S.A. .......              734
                                                                 -----------------
    TELECOMMUNICATIONS (LONG DISTANCE) (7.8%)
               13,785  AT&T Corp. ..............................              700
               (a)17,100  MCI WorldCom, Inc. ...................              907
               31,300  Sprint Corp. ............................            2,107
                                                                 -----------------
                                                                            3,714
                                                                 -----------------
    TELEPHONE (5.3%)
               26,500  Bell Atlantic Corp. .....................            1,631
               7,500  BellSouth Corp. ..........................              351
               7,500  U.S. WEST, Inc. ..........................              540
                                                                 -----------------
                                                                            2,522
                                                                 -----------------
                                                                 -----------------
   TOTAL COMMUNICATION SERVICES ................................            6,970
                                                                 -----------------
   CONSUMER CYCLICALS (10.9%)
    AUTO PARTS & EQUIPMENT (3.9%)
               96,066  Meritor Automotive, Inc. ................            1,861
                                                                 -----------------
    AUTOMOBILES (1.7%)
               11,400  General Motors Corp. ....................              829
                                                                 -----------------
    BUILDING MATERIALS (0.2%)
               3,400  Masco Corp. ..............................               86
                                                                 -----------------
    PHOTOGRAPHY/IMAGING (0.8%)
               5,700  Eastman Kodak Co. ........................              378
                                                                 -----------------
    PUBLISHING (NEWSPAPERS) (0.6%)
               8,200  News Corp., Ltd. ADR .....................              274
                                                                 -----------------
    RETAIL (SPECIALTY) (3.7%)
               87,200  TJX Cos., Inc. ..........................            1,782
                                                                 -----------------
   TOTAL CONSUMER CYCLICALS ....................................            5,210
                                                                 -----------------
   CONSUMER STAPLES (6.0%)
    BROADCASTING (TV, RADIO, CABLE) (4.6%)
               7,500  Comcast Corp., Class A ...................              377
               (a)23,500  MediaOne Group, Inc. .................            1,805
                                                                 -----------------
                                                                            2,182
                                                                 -----------------
    SPECIALTY PRINTING (1.1%)
               (a)27,720  R.H. Donnelly Corp. ..................             $523
                                                                 -----------------
    TOBACCO (0.3%)
               5,800  Philip Morris Cos., Inc. .................              135
                                                                 -----------------
   TOTAL CONSUMER STAPLES ......................................            2,840
                                                                 -----------------
   ENERGY (4.0%)
    OIL (DOMESTIC INTEGRATED) (4.0%)
               8,200  BP Amoco plc .............................              486
               43,700  Conoco, Inc. ............................            1,082
               13,100  USX-Marathon Group ......................              323
                                                                 -----------------
   TOTAL ENERGY ................................................            1,891
                                                                 -----------------
   FINANCIAL (28.2%)
    BANKS (MAJOR REGIONAL) (7.9%)
               16,700  Bank of New York Co., Inc. ..............              668
               56,345  Fleet Boston Financial Corp. ............            1,962
               16,100  Mellon Bank Corp. .......................              548
               13,100  PNC Bank Corp. ..........................              583
                                                                 -----------------
                                                                            3,761
                                                                 -----------------
    BANKS (MONEY CENTER) (4.2%)
               25,800  Chase Manhattan Corp. ...................            2,004
                                                                 -----------------
    CONSUMER FINANCE (1.3%)
               24,700  Countrywide Credit Industries, Inc. .....              624
                                                                 -----------------
    FINANCIAL (DIVERSIFIED) (2.1%)
               16,500  Federal National Mortgage Association ...            1,030
                                                                 -----------------
    INSURANCE (LIFE & HEALTH) (7.1%)
               18,400  American General Corp. ..................            1,396
               43,700  Lincoln National Corp. ..................            1,748
               7,900  Torchmark Corp. ..........................              230
                                                                 -----------------
                                                                            3,374
                                                                 -----------------
    INSURANCE (MULTI-LINE) (2.1%)
               16,300  Loews Corp. .............................              989
                                                                 -----------------
    INSURANCE (PROPERTY - CASUALTY) (3.5%)
               68,600  Allstate Corp. ..........................            1,646
                                                                 -----------------
   TOTAL FINANCIAL .............................................           13,428
                                                                 -----------------
   HEALTHCARE (3.6%)
    HEALTHCARE (DIVERSIFIED) (1.0%)
               12,100  American Home Products Corp. ............              477
                                                                 -----------------
    HEALTHCARE (DRUGS - GENERIC & OTHERS) (0.5%)
               9,000  ICN Pharmaceuticals, Inc. ................              228
                                                                 -----------------
    HEALTHCARE (MEDICAL PRODUCTS & SUPPLIES) (2.1%)
               14,900  Bausch & Lomb, Inc. .....................            1,020
                                                                 -----------------
   TOTAL HEALTHCARE ............................................            1,725
                                                                 -----------------
   TECHNOLOGY (13.3%)
    COMMUNICATION EQUIPMENT (1.2%)
               21,650  Harris Corp. ............................              578
                                                                 -----------------
    COMPUTERS (NETWORKING) (5.6%)
               (a)10,800  3Com Corp. ...........................              508
               (a)95,300  Newbridge Networks Corp. .............            2,150
                                                                 -----------------
                                                                            2,658
                                                                 -----------------
    COMPUTERS (SOFTWARE & SERVICES) (4.7%)
               (a)11,200  IXnet, Inc. ..........................              337
               14,316  Philips Electronics N.V. (NY Shares) ....            1,933
                                                                 -----------------
                                                                            2,270
                                                                 -----------------

       The accompanying notes are an integral part of the fiancial statements.
-----------------------------------------------------------------------------------

                                                         Value Equity Portfolio
                                   113

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
-------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO (CONT.)


    SHARES                                                                   (000)
------------------------------------------------------------------------------------

  TECHNOLOGY  (CONT.)
    ELECTRONICS (DEFENSE) (1.8%)
               (a)16,900  Litton Industries, Inc. ..............             $843
                                                                 -----------------
   TOTAL TECHNOLOGY ............................................            6,349
                                                                 -----------------
   TRANSPORTATION (2.2%)
    AIRLINES (2.2%)
               (a)23,900  Continental Airlines, Inc., Class B ..            1,061
                                                                 -----------------
   UTILITIES (1.5%)
    ELECTRIC COMPANIES (1.5%)
               13,100  New Century Energies, Inc. ..............              398
               10,400  Pinnacle West Capital Corp. .............              318
                                                                 -----------------
   TOTAL UTILITIES .............................................              716
                                                                 -----------------
TOTAL COMMON STOCKS (COST $42,396) .............................           47,277

 FACE
AMOUNT
(000)
---------------
SHORT-TERM INVESTMENT (0.4%)
   REPURCHASE AGREEMENT (0.4%)
             $  161  Chase Securities, Inc., 2.60%, dated 12/31/99,           161
                       due 1/03/00, to be repurchased at $161,
                       collateralized by U.S. Treasury Notes, 6.125%,
                       due 12/31/01, valued at $161 (Cost $161)
                                                                 -----------------
TOTAL INVESTMENTS (99.5%) (COST $42,557) .......................           47,438
                                                                 -----------------
OTHER ASSETS (0.7%)
  Receivable for Portfolio Shares Sold .............       $180
  Receivable for Investments Sold ..................        109
  Dividends Receivable .............................         43
  Other ............................................         13               345
                                             -------------------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable .................       (45)
  Professional Fees Payable ........................       (25)
  Directors' Fees and Expenses Payable .............        (9)
  Administrative Fees Payable ......................        (8)
  Custodian Fees Payable ...........................        (3)
  Bank Overdraft Payable ...........................        (1)
  Distribution Fees Payable ........................        (1)
  Other Liabilities ................................        (2)              (94)
                                             ------------------- -----------------
NET ASSETS (100%) ..............................................          $47,689
                                                                 =================
NET ASSETS CONSIST OF:
Paid in Capital ................................................          $43,358
Undistributed Net Investment Income ............................                8
Accumulated Net Realized Loss ..................................            (558)
Unrealized Appreciation on Investments .........................            4,881
                                                                 -----------------
NET ASSETS .....................................................          $47,689
                                                                 =================
CLASS A:
NET ASSETS .....................................................          $46,768
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 4,858,846 outstanding $0.001 par value shares
(authorized 500,000,000 shares)........................                      $9.63
                                                                 =================
CLASS B:
NET ASSETS .....................................................             $921
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
Applicable to 95,931 outstanding $0.001 par value shares
(authorized 500,000,000 shares) ......................                       $9.60
                                                                 =================
(a)  --Non-income producing

ADR  --American Depositary Receipt

       The accompanying notes are an integral part of the fiancial statements.
------------------------------------------------------------------------------
Value Equity Portfolio
                                   114

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                            [CHART]

Algeria                       (0.8%)
Argentina                    (18.8%)
Brazil                       (25.3%)
Bulgaria                      (3.6%)
Colombia                      (1.7%)
Ecuador                       (0.7%)
Indonesia                     (1.1%)
Jordan                        (1.0%)
Mexico                       (14.8%)
Morocco                       (2.4%)
Panama                        (0.6%)
Peru                          (2.7%)
Philippines                   (1.9%)
Poland                        (0.4%)
Russia                        (8.4%)
South Korea                   (0.5%)
Turkey                        (4.5%)
Venezuela                     (5.5%)
Other                         (5.3%)


COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                    [GRAPH]

                                  J.P. Morgan
            Emerging Markets    Emerging Markets
            Debt Portfolio         Bond Plus
               -Class A             Index(1)
            ----------------    ---------------
2/01/94*     $500,000             $500,000
12/31/94     ________              _______
12/31/95     ________              _______
12/31/96     ________              _______
12/31/97     ________              _______
12/31/98     ________              _______
12/31/99     $810,231             $847,068

*  Commencement of operations
** Minimum investment


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.


PERFORMANCE COMPARED TO THE J.P. MORGAN EMERGING
MARKETS BOND PLUS INDEX(1)
--------------------------------------------

                                     TOTAL RETURNS(2)
                                --------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL   ANNUAL
                                 ONE       FIVE     SINCE
                                 YEAR     YEARS   INCEPTION
                                ------   -------  ---------
PORTFOLIO -- CLASS A..........  29.22%    13.57%    8.53%
PORTFOLIO -- CLASS B..........  28.01       N/A     9.75
INDEX -- CLASS A..............  25.97     16.58     9.95
INDEX -- CLASS B..............  25.97       N/A     13.86


1. The J.P. Morgan Emerging Markets Bond Plus Index is a market weighted index composed of all Brady bonds, outstanding loans and Eurobonds, as well as U.S. Dollar local market instruments of Argentina, Brazil, Bulgaria, Colombia, Ecuador, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Russia, South Korea and Venezuela.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The investment objective of the Emerging Markets Debt Portfolio is high total return through investment primarily in debt securities of government and government-related issuers and, to a lesser extent, of corporate issuers located in emerging market countries.

For the year ended December 31, 1999, the Portfolio had a total return of 29.22% for the Class A shares and 28.01% for the Class B shares compared to 25.97% for the J.P. Morgan Emerging Markets Bond Plus Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 13.57% compared to 16.58% for the Index. For the period from inception on February 1, 1994 through December 31, 1999, the average annual total return for the Class A shares was 8.53% compared to 9.95% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 9.75% compared to 13.86% for the Index. As of December 31, 1999 the Portfolio had a SEC 30-day yield of 15.66% for the Class A shares and 15.36% for the Class B shares.

Emerging markets debt was easily the best performing fixed income asset class in 1999, returning 25.97% as measured by the Index. In addition, emerging markets debt was the best performing fixed income asset class for the five-year period through 1999--a remarkable feat given the multiple shocks witnessed during the period (Mexico, Asia, Russia, Brazil and two distinct periods of U.S. monetary tightening).

During the fourth quarter, overweights in Brazil and Peru, and underweights in Argentina, South Korea and Poland and security selection decisions in Russia positively impacted results relative to the Index. Conversely, an overweight position in the Philippines and Indonesia detracted from relative performance.

For the three months ended December 31, 1999, the Portfolio had a total return of 14.38% for the Class A shares and 14.26% for the Class B shares compared to 12.58% for the Index.

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL
PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.


--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio
                                     115

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)




FACTORS INFLUENCING 1999 OUTCOME

Investors contended with several concerns during the year, including Brazil's devaluation, a panic over the fate of the Argentine peso, rising global interest rates, acute uncertainty in Russia, increased violence in Colombia and Indonesia, a default in Ecuador, and a severe earthquake in Turkey, to name a few. Nonetheless, the asset class posted exceptionally strong absolute returns during 1999--a fact mainly reflecting its relative cheapness at the start of last year. With yield spreads of approximately 1200 basis points above U.S. Treasuries at the beginning of 1999, emerging markets debt clearly provided a healthy amount of interest income, which, in turn, provided an excellent cushion for investors.

For much of the year, relative valuations for the emerging market debt remained near historically wide levels. Fueled by a variety of fundamental factors, emerging market debt then enjoyed a powerful rally in the final months of 1999 with yield spreads tightening to approximately 830 basis points over U.S. Treasuries. Investors were comforted by signs of a bottoming out of economic activity in most Latin American economies, while growth in Emerging Asia surprised on the upside throughout the year. Overall, external balances improved during the latter part of the year, reflecting higher oil prices and import compression. At the structural level, systemically important countries (e.g., Brazil and Mexico) were pushing through reform agendas while the absence of reform setbacks in other countries (e.g., Argentina and Russia) provided investors with a modicum of comfort. Finally, the political environment in emerging countries remained benign with key elections proceeding relatively smoothly.

OUTLOOK FOR 2000
Looking into the new-year, the outlook for emerging markets debt remains favorable and encouraging. The asset class is attractive both in terms of income (the Index now yields some 850 basis points over U.S. treasury rates) and prospects for price appreciation. This prognosis reflects two self-reinforcing factors.

Short-term uncertainties notwithstanding, the global environment continues to be supportive. Emerging markets are facing a world in which economic growth looks set to be both higher and better synchronized across regions. Moreover, the developing world is benefiting from evidence of improved risk appetite that should be manifested in higher capital inflows. Finally, commodity prices remain on an upward trend that should help the most systemically important--but precariously positioned--emerging countries.

The second factor relates to the ongoing process of adjustment and reform in emerging economies. In the day-to-day flurry of headlines, it is easy to lose sight of the fact that emerging countries are presently in a significantly better position than only a decade ago. That Asia has recovered so impressively and Latin America has avoided the old cycle of shocks-cum-hyperinflation is a testament to the important economic advances that these regions have achieved over the past decade. Encouragingly, we enter 2000 with no signs that "reform fatigue" has set in.

However, the path of "convergence" will not be linear. There will always be bumps along the way. The short-term outlook is an important case in point. We have recently entered into a period of uncertainty over the short-term behavior of U.S. financial markets. Indeed, if the Federal Reserve commences a period of monetary tightening over the next few months, highly leveraged emerging economies will be adversely affected. Moreover, should the tightening cause a slowdown in U.S. growth rates, emerging economies will lose an important export-growth market. As such, and following the very strong November/December rally in emerging markets debt prices, we have adopted a less aggressive stance by switching into shorter duration assets of countries that are less correlated with overall market movements. Over a medium-term horizon, however, we remain on the look out for resumed stability in global financial markets. In any event, we feel there should be significant scope for emerging market assets to resume their upward price path.

Stephen F. Esser
PORTFOLIO MANAGER

Abigail L. McKenna
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
--------------------------------------------------------------------------------


  FACE
 AMOUNT                                                                VALUE
 (000)                                                                 (000)
---------------------------------------------------------------------------------
DEBT INSTRUMENTS (92.0%)
  ALGERIA (0.8%)
    SOVEREIGN (0.8%)
U.S.$       200   Republic of Algeria, 6.125%, 3/31/00 ....   $            154
            400   Republic of Algeria, Tranche 3,
                     6.125%, 3/31/00 ......................                287

                                                              ----------------
                                                                           441
                                                              ----------------
  ARGENTINA (18.8%)
    CORPORATE (2.1%)
         (e)200   Cablevision S.A., 13.75%, 5/01/09 .......                195
ARP         100   CIA International Telecommunications,
                       10.375%, 8/01/04 ...................                 83
         (e)750   CIA International Telecommunications,
                       10.375%, 8/01/04 ...................                623
U.S.$    (e)348   Nortel Inversora, Series A, 6.00%,
                       3/31/07 Series A ...................                209
                                                              ----------------
                                                                         1,110
                                                              ----------------
    SOVEREIGN (16.7%)
            405   Republic of Argentina, (Floating Rate)
                       2.868%, 4/01/07 ....................                280
          3,060   Republic of Argentina, Global Bond,
                       11.75%, 4/07/09 ....................              3,054
          3,125   Republic of Argentina, Global Bond,
                       11.375%, 1/30/17 Series BGL5 .......              3,115
          2,728   Republic of Argentina, Global Bond,
                       Series L, (Floating Rate),
                       (Bearer), 6.813%, 3/31/05...........              2,498
                                                              ----------------
                                                                         8,947
                                                              ----------------
                                                                        10,057
                                                              ----------------
  BRAZIL (25.3%)
    SOVEREIGN (25.3%)
          8,995   Federative Republic of Brazil, C Bond,
                       PIK, 8.00%, 4/15/14 ................              6,768
          3,250   Federative Republic of Brazil, Debt
                       Conversion Bond, Series L,
                       (Floating Rate), 7.00%, 4/15/12 ....              2,413
          2,376   Federative Republic of Brazil, Front
                       Loaded Interest Reduction Bond,
                       Series L, 14.50%, 10/15/09 .........              2,639
          2,000   Federative Republic of Brazil, New Money
                       Bonds, Series L,
                       (Floating Rate), 7.00%, 4/15/09 ....              1,612
            150   Federative Republic of Brazil, Series L,
                       (Floating Rate), 7.00%, 4/15/09 ....                121
                                                              ----------------
                                                                        13,553
                                                              ----------------
  BULGARIA (3.6%)
    SOVEREIGN (3.6%)
          1,070   Republic of Bulgaria, Discount Bond,
                       (Floating Rate), Series A,
                       6.50%, 7/28/24 .....................                859
         (n)600   Republic of Bulgaria, Front Loaded
                       Interest Reduction Bond,
                       2.75%, 7/28/12 .....................                434
U.S.$       820   Republic of Bulgaria, Interest Arrears
                       PDI Bond, (Floating Rate),
                       6.50%, 7/28/11......................                649
                                                              ----------------
                                                                         1,942
                                                              ----------------
  COLOMBIA (1.7%)
    CORPORATE (0.3%)
         (n)300   Occidente y Caribe Cellular, Series B,
                       0.00%, 3/15/04 .....................                165
                                                              ----------------
    SOVEREIGN (1.4%)
            300   Republic of Colombia, 8.375%, 2/15/27 ...                232
            540   Republic of Colombia, Global Bond,
                       9.75%, 4/23/09 .....................                505
                                                              ----------------
                                                                           737
                                                              ----------------
                                                                           902
                                                              ----------------
  ECUADOR (0.7%)
    SOVEREIGN (0.7%)
         (b)980   Republic of Ecuador, Discount Bond,
                       (Floating Rate), 6.75%,
                       2/28/25 ............................                380
                                                              ----------------
  INDONESIA (1.1%)
    CORPORATE (1.1%)
            220   Idah Kiat, International Finance,
                       Series B, 11.875%, 6/15/02 .........                196
            440   Tjiwi Kimia International BV,
                       Global Bond, 13.25%, 8/01/01 .......                391
                                                              ----------------
                                                                           587
                                                              ----------------
  JORDAN (1.0%)
    SOVEREIGN (1.0%)
            279   Government of Jordan, Discount Bond,
                       (Floating Rate), 7.00%, 12/23/23 ...                200
         (e)443   Government of Jordan, Discount Bond,
                       (Floating Rate), 7.00%, 12/23/23 ...                318
                                                              ----------------
                                                                           518
                                                              ----------------
  MEXICO (14.8%)
    CORPORATE (2.7%)
         (e)400   Nuevo Grupo Iusacell S.A.
                       14.25%, 12/01/06 ...................                417
         (e)650   Sanluis Corp. S.A. de C.V., 8.875%,
                       3/18/08 ............................                583
            535   TV Azteca S.A. de C.V., Series B,
                       10.50%, 2/15/07 ....................                467
                                                              ----------------
                                                                         1,467
                                                              ----------------
    SOVEREIGN (12.1%)
            300   United Mexican States, Discount Bond,
                       Series B, (Floating Rate),
                       6.943%, 12/31/19 ...................                281
          3,860   United Mexican States, Discount Bond,
                       Series D, (Floating Rate),
                       6.903%, 12/31/19 ...................              3,612
          1,200   United Mexican States, Global Bond,
                       11.375%, 9/15/16 ...................              1,361



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------



  FACE
 AMOUNT                                                                VALUE
 (000)                                                                 (000)
---------------------------------------------------------------------------------
  MEXICO (CONT.)
    SOVEREIGN (CONT.)
U.S.$     1,115   United Mexican States, Global Bond,
                       Series XW, 10.375%, 2/17/09 ........   $          1,193
                                                              ----------------
                                                                         6,447
                                                              ----------------
                                                                         7,914
                                                              ----------------
  MOROCCO (2.4%)
    SOVEREIGN (2.4%)
          1,419   Government of Morocco, Reconstruction
                       & Consolidation Agreement,
                       Series A, (Floating Rate),
                       6.844%, 1/01/09 ....................              1,295
                                                              ----------------
  NETHERLANDS (0.7%)
    CORPORATE (0.7%)
         (e)400   Netia Holdings II B.V., 13.125%,
                       6/15/09 ............................                402
                                                              ----------------
  PANAMA (0.6%)
    SOVEREIGN (0.6%)
            200   Republic of Panama, Global Bond,
                       8.875%, 9/30/27 ....................                168
            216   Republic of Panama, PDI Bond,
                       (Floating Rate), 6.50%, 7/17/16 ....                171
                                                              ----------------
                                                                           339
                                                              ----------------
  PERU (2.7%)
    SOVEREIGN (2.7%)
       (e,n)648   Republic of Peru, Front Loaded Interest
                       Reduction Bond, 3.75%, 3/07/17 .....                403
         (n)450   Republic of Peru, Front Loaded
                       Interest Reduction Bond,
                       3.75%, 3/07/17 .....................                279
          1,080   Republic of Peru, PDI Bond,
                       (Floating Rate), 4.00%, 3/07/17 ....                754
                                                              ----------------
                                                                         1,436
                                                              ----------------
  PHILIPPINES (1.9%)
    CORPORATE (1.0%)
         (e)600   Bayan Telecommunications, 13.50%,
                       7/15/06 ............................                528
    SOVEREIGN (0.9%)
            500   Republic of Philippines, Global Bond,
                       9.875%, 1/15/19 ....................                496
                                                              ----------------
                                                                         1,024
                                                              ----------------
  POLAND (0.4%)
    CORPORATE (0.4%)
         (e)200   PTC International Finance S.A., 11.25%,
                       12/01/09 ...........................                196
                                                              ----------------
  RUSSIA (8.4%)
    SOVEREIGN (8.4%)
         (e)480   Russian Federation, 8.75%, 7/24/05 ......                300
            600   Russian Federation, 10.00%, 6/26/07 .....                366
       (e)3,270   Russian Federation, 11.00%, 7/24/18 .....              1,978
            650   Russian Interest Arrears Note,
                       (Floating Rate), 6.906%, 12/15/15 ..                120
         10,521   Russian Principal Loans,
                       (Floating Rate), 6.906%, 12/15/20 ..              1,703
                                                              ----------------
                                                                         4,467
                                                              ----------------
  SOUTH KOREA (0.5%)
    SOVEREIGN (0.5%)
U.S.$       250   Republic of Korea, 8.875%, 4/15/08 ......                264
                                                              ----------------
  TURKEY (1.1%)
    CORPORATE (1.1%)
         (e)520   Cellco Finance NV, 15.00%, 8/01/05 ......                564
                                                              ----------------
  VENEZUELA (5.5%)
    SOVEREIGN (5.5%)
          2,600  Government of Venezuela, 9.25%, 9/15/27 ..              1,742
          1,524  Republic of Venezuela, Debt Conversion
                       Bond, Series DL, (Floating Rate),
                       7.00%, 12/18/07 ....................              1,204
                                                              ----------------
                                                                         2,946
                                                              ----------------
TOTAL DEBT INSTRUMENTS (COST $44,592) .....................             49,227
                                                              ----------------



  NO. OF                                                                VALUE
  RIGHTS                                                                 (000)
---------------------------------------------------------------------------------


RIGHTS (0.0%)
  MEXICO (0.0%)
          6,401   United Mexican States, Value
                       Recovery Rights, expiring
                       6/30/03 (Cost $0)...................                 --
                                                              ----------------



   NO. OF                                                                VALUE
  WARRANTS                                                               (000)
------------------------------------------------------------------------------

WARRANTS (0.0%)
  ARGENTINA (0.0%)
       (a)1,900   Republic of Argentina,
                       expiring 2/15/00 ...................                  4
                                                              ----------------
  COLOMBIA (0.0%)
    (a,e)12,600   Occidente y Caribe Cellular,
                       expiring 3/15/04 ...................                 19
                                                              ----------------
TOTAL WARRANTS (COST $8) ..................................                 23
                                                              ----------------



  FACE
 AMOUNT                                                                VALUE
 (000)                                                                 (000)
---------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (5.2%)
  TURKEY (3.4%)
    TREASURY BILLS (3.4%)
TRL 830,988,000   0.00%, 3/15/00 ..........................              1,410
    222,532,000   0.00%, 3/15/00 ..........................                361
                                                              ----------------
                                                                         1,771
                                                              ----------------
  UNITED STATES (1.8%)
    REPURCHASE AGREEMENT (1.8%)
U.S.$     1,004   Chase Securities, Inc., 2.60%, dated
                       12/31/99, due 1/03/00, to be
                       repurchased at $1,004,
                       collateralized by U.S. Treasury
                       Note, 6.125% due 12/31/01,
                       valued at $1,028 ...................              1,004
                                                              ----------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,348) ................              2,775
                                                              ----------------
FOREIGN CURRENCY (0.0%)
ARP           5   Argentine Peso (Cost $5) ................                  5
                                                              ----------------



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Emerging Markets Debt Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO (CONT.)
--------------------------------------------------------------------------------



                                                                    VALUE
                                                                     (000)
----------------------------------------------------------------------------

TOTAL INVESTMENTS (97.2%) (Cost $47,953) .......................  $   52,030
                                                                 -----------
OTHER ASSETS (3.2%)
  Cash .............................................   $     96
  Interest Receivable ..............................      1,527
  Receivable for Portfolio Shares Sold .............         92
  Other ............................................          8       1,723
                                                      ---------
LIABILITIES (-0.4%)
  Investment Advisory Fees Payable .................       (92)
  Payable for Foreign Taxes ........................       (74)
  Directors' Fees and Expenses Payable .............       (15)
  Custodian Fees Payable ...........................       (11)
  Administrative Fees Payable ......................        (9)
  Distribution Fees Payable ........................        (1)
  Other Liabilities ................................       (37)       (239)
                                                      ---------   ---------
NET ASSETS (100%) ..............................................  $  53,514
                                                                  =========
NET ASSETS CONSIST OF:
Paid in Capital ................................................  $ 148,918
Distributions in Excess of Net Investment Income ...............       (15)
Accumulated Net Realized Loss ..................................   (99,356)
Unrealized Appreciation on Investments and Foreign Currency ....
  Translations .................................................      3,967
                                                                  ---------
NET ASSETS .....................................................  $  53,514
                                                                  =========
CLASS A:
NET ASSETS .....................................................  $  52,654
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 17,564,688 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) ............................  $    3.00
                                                                 ==========
CLASS B:
NET ASSETS .....................................................  $     860
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 283,459 outstanding $0.001 par value shares
    (authorized 500,000,000 shares) ............................  $    3.03
                                                                 ==========
--------------------------------------------------------------------------------

(a)   -- Non-income producing

(b)   -- Security is in default.

(e)   -- 144A Security -- certain conditions for public sale may exist.

(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity date.

ARP   -- Argentine Peso

PDI   -- Past Due Interest

PIK   -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.

TRL   -- Turkish Lira

Floating Rate -- The interest rate on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 1999.







    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                 Emerging Markets Debt Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------


                             [CHART]

U.S. Government &
  Agency Obligations          (47.4%)
Collateralized Mortgage
  Obligations                  (6.9%)
Corporate Bonds
  and Notes                   (34.7%)
Asset Backed Securities        (9.9%)
Yankee Bond                    (5.6%)
Other                         (-4.5%)


COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------


                                    [GRAPH]

            Fixed Income        Lehman Brothers
             Portfolio-         Aggregate Bond
              Class A               Index(1)
            ------------        --------------
5/15/91*     $500,000            $500,000
10/31/91     ________            ________
10/31/92     ________            ________
12/31/92     ________            ________
12/31/93     ________            ________
12/31/94     ________            ________
12/31/95     ________            ________
12/31/96     ________            ________
12/31/97     ________            ________
12/31/98     ________            ________
12/31/99     $916,372            $926,864

 * Commencement of operations
** Minimum investment


In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.



PERFORMANCE COMPARED TO THE LEHMAN
AGGREGATE BOND INDEX(1)
----------------------------------

                                     TOTAL RETURNS(2)
                                ---------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL   ANNUAL
                                 ONE       FIVE     SINCE
                                 YEAR     YEARS   INCEPTION
                                ------   -------  ---------
PORTFOLIO -- CLASS A ........   -1.56%    7.65%     7.24%
PORTFOLIO -- CLASS B ........   -1.76      N/A      4.89
INDEX -- CLASS A ............   -0.82     7.73      7.41
INDEX -- CLASS B ............   -0.82      N/A      5.21

1. The Lehman Aggregate Bond Index is an unmanaged index comprised of the Government/Corporate Bond Index, the Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Fixed Income Portfolio seeks to provide a high total return consistent with the preservation of capital by investing primarily in a diversified portfolio of fixed income securities.

For the year ended December 31, 1999, the Portfolio had a total return of -1.56% for the Class A shares and -1.76% for the Class B shares compared to -0.82% for the Lehman Aggregate Bond Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 7.65% compared to 7.73% for the Index. For the period from inception on May 15, 1991 through December 31, 1999, the average annual total return for the Class A shares was 7.24% compared to 7.41% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 4.89% compared to 5.21% for the Index. As of December 31, 1999, the Portfolio had a SEC 30-day yield of 6.77% for the Class A shares and 6.62% for the Class B shares.

The potential for continued above-trend economic growth and the risk of further Federal Reserve tightening moves forced U.S. interest rates higher during the fourth quarter. In fact, the sharp rise in interest rates was a key theme throughout 1999. For the year, yields on the most current (i.e., "on-the-run") two-year and 30-year Treasury issues rose by 170 and 139 basis points, respectively, bringing their yields to levels not seen since prior to the Asian currency crisis of mid-1997.

As a consequence of the sustained rise in interest rates, the broader fixed income indices posted negative annual returns for the first time since 1994. Despite the unfavorable absolute returns, the non-Treasury sectors, such as corporates and mortgages, experienced strong relative performance versus Treasury issues with the same degree of interest rate risk, as their attractive yield spreads provided an excellent cushion against the unfavorable effects of declining bond prices.

The Federal Open Market Committee (FOMC) meets again in early February. Because the tight labor market biases the Fed to lean against continued rapid growth, the probability of a tightening move at that time is quite high, and there also
--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED
IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL
THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR
INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF
THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT
PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE
WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH
MORE OR LESS THAN THEIR ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)

is the likelihood of one or more additional tightening moves during the course of the year. Yet the market has already discounted such actions; in fact, the current yield curve already discounts approximately 75 basis points of additional Fed tightening in 2000. With this degree of tightening already factored into the yield curve, and real yields at high levels, the result is very attractive valuations in the level of bond yields.

Our slightly above-benchmark interest-rate sensitivity (IRS) strategy had an unfavorable impact on relative returns due to the rise in interest rates during the fourth quarter. The volatility in interest rates did allow us to make some tactical changes in the Portfolio's IRS during the period. In reaction to rising real rates early in the fourth quarter, we extended the IRS of the Portfolio from +0.2 years to +0.4 years compared to the Index. Then, following a brief bond market rally -- and a reduction in real rates -- in early November, we reduced the magnitude of the above-benchmark IRS strategy to approximately +0.3 year compared to the Index, which was still slightly higher than the Portfolio's IRS level at the start of the quarter. The yield curve does not present any compelling value opportunities, so our yield curve strategy remains basically in line with the Index at this time.

Historically, periods of high real rates have been excellent environments in which to build an above - benchmark sensitivity to changes in interest rates. Conceptually speaking, periods of high real rates suggest the pursuit of a disinflationary monetary policy by the Fed, and typically lead to increases in savings and investment while simultaneously discouraging borrowing; these factors, in turn, produce lower levels of real interest rates as economic growth eventually moderates. This concept is well-supported by the empirical evidence, which demonstrates that longer-duration strategies tend to outperform shorter-duration strategies when starting from a period of high real rates.

Alternatively, one could think of prevailing interest rates as providing compensation for market expectations of higher inflation. While there is the potential for rising inflation, the yield curve now is paying an unusually high risk premium against that possibility. Also, there remain powerful forces holding prices in check: domestic capacity utilization rates are not yet high, foreign competition remains fierce, and technology is driving rapid productivity gains. While we are disappointed that our interest-rate risk management strategy detracted from relative performance during the fourth quarter and the entire year, we remain very confident in our value measures with regard to bearing interest-rate risk, and that our above-benchmark strategy should add value over a full cycle.

Corporates exerted a positive influence on performance during the fourth quarter and the entire year as a result of their attractive yield advantage compared to Treasuries, as well as modest amount of spread compression. Security selection also enhanced relative performance, as our actual Portfolio holdings tended to outperform the corporate component of the Index after adjusting for differences in interest-rate risk. Because corporate yield spreads are still quite attractive relative to underlying fundamentals, the Portfolio continues to have an above-benchmark sensitivity to changes in corporate yield spreads. At the same time, we maintain a well-diversified Portfolio strategy with a high average credit quality and strict position limits.

Mortgage yield spreads also narrowed during the fourth quarter. Like corporates, mortgages outperformed Treasuries in the fourth quarter and the entire year due to the combined effects of their running yield advantage versus government securities and some narrowing of yield spreads. Our active management of the sector allocation, which included material changes in the mortgage allocation in reaction to changes in mortgage yield spreads, also added value and helped our mortgage strategy to outperform Treasuries during 1999. With narrower yield spreads as the year came to a close, we trimmed some of the mortgage overweight during December. While the Portfolio has an above-benchmark exposure to changes in mortgage yield spreads, the exposure to prepayment risk remained fairly close to that of the broader market indexes as a result of our focus on securities with coupons in the 6% to 7% range.

With the U.S. continuing to offer tremendous opportunities in the corporate and mortgage areas, it remained difficult to identify superior opportunities among high-quality non- dollar bonds. Accordingly, we continued to have no allocation to the non-dollar sector during the fourth quarter.



Warren Ackerman, III
PORTFOLIO MANAGER

January 2000

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------




  FACE
 AMOUNT                                                                VALUE
 (000)                                                                 (000)
---------------------------------------------------------------------------------
FIXED INCOME SECURITIES (104.5%)
  ASSET BACKED SECURITIES (9.9%)
$      (e)3,000   Aesop Funding II LLC,
                       Series 97-1, Class A1, 6.22%,
                       10/20/01 ........................... $        2,993
          3,000   COMED, Series 98-1, Class A2,
                       5.29%, 6/25/03 .....................          2,961
          4,711   Ford Credit Auto Owner Trust,
                       Series 98-B, 5.85%, 10/15/01 .......          4,698
          2,084   Mid-State Trust, Series IV A,
                       8.33%, 4/01/30 .....................          2,128
          1,250   Peco Energy Transition Trust,
                       Series 99-A, Class A6, 6.05%,
                       3/01/09 ............................          1,173
       (e)3,250   Team Fleet Financing Corp.,
                       Series 97-1A, 7.35%, 5/15/03 .......          3,217
                                                            --------------
  TOTAL ASSET BACKED SECURITIES ...........................         17,170
                                                            --------------
  COLLATERALIZED MORTGAGE OBLIGATIONS (6.9%)
            622   Chase Commercial Mortgage
                       Securities Corp., Series 97-2,
                       Class A1, 6.45%, 12/19/04 ..........           607
          2,367   First Union-Lehman Brothers
                       Commercial Mortgage, Series 97-C2,
                       Class A1, 6.479%, 3/18/04 ..........          2,346
          3,939   Lehman Brothers Large Loan,
                       Series 97-LLIA1, 6.79%,
                       6/12/04 ............................          3,890
          2,610   Merrill Lynch Mortgage
                       Investors, Inc., Series 98-C2,
                       Class A1, 6.22%, 2/15/30 ...........          2,533
       (e)2,822   World Financial Credit,
                       6.91%, 9/01/13 .....................          2,648
                                                            --------------
  TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS ...............         12,024
                                                            --------------
  CORPORATE BONDS AND NOTES (34.7%)
    AEROSPACE/DEFENSE (1.1%)
       (e)2,000   Lockheed Martin Corp.,
                       8.20%, 12/01/09 ....................          1,993
                                                            --------------
    AUTOMOTIVE (2.0%)
          2,000   Delphi Auto Systems Corp.,
                       7.125%, 5/01/29 ....................          1,770
          2,000   Ford Motor Co., 6.375%, 2/01/29 .........          1,684
                                                            --------------
                                                                     3,454
                                                            --------------
    BANKING (2.9%)
          2,000   BT Capital Trust, Series B1,
                       7.90%, 1/15/27 .....................          1,836
          1,500   Chase Manhattan Corp., 6.00%,
                       2/15/09 ............................          1,350
       (e)2,000   First Chicago Corp., 7.75%,
                       12/01/26 ...........................          1,805
                                                            --------------
                                                                     4,991
                                                            --------------
    FINANCE (22.8%)
          1,800   American General Finance
                       6.75%, 11/15/04 ....................          1,757
       (e)2,000   American General
                       Institutional Capital, Series A,
                       7.57%, 12/01/45 ....................          1,870
          2,500   Associates Corp. of North
                       America, 5.80%, 4/20/04 ............          2,369
          3,000   CNA Financial Corp., 6.50%,
                       4/15/05 ............................          2,805
          2,000   Donaldson, Lufkin & Jenrette,
                       Inc., 6.90%, 10/01/07 ..............          1,892
       (e)2,500   Farmers Exchange Capital,
                       7.05%, 7/15/28 .....................          2,139
          2,000   Ford Motor Credit Co., 6.125%,
                       4/28/03 ............................          1,940
          2,000   General Motors Acceptance
                       Corp., 6.75%, 2/07/02 ..............          1,989
          2,000   General Motors Acceptance
                       Corp.,   6.85%, 6/17/04 ............          1,971
       (e)2,500   Goldman Sachs Group, 6.34%,
                       3/01/06 ............................          2,340
          2,950   John Hancock, 7.375%, 2/15/24 ...........          2,778
          2,350   Lehman Brothers Holdings,
                       Inc., 6.625%, 4/01/04 ..............          2,275
       (e)3,000   Liberty Mutual Insurance
                       Co., 8.20%, 5/04/07 ................          3,034
       (e)2,000   Lumbermans Mutual Casualty
                       Co., 8.45%, 12/01/97 ...............          1,700
          3,000   Merrill Lynch & Co., 6.00%,
                       2/12/03 ............................          2,907
       (e)2,500   Prudential Insurance Co.,
                       6.375%, 7/23/06 ....................          2,339
          2,000   Salomon, Inc., 7.30%, 5/15/02 ...........          2,006
          1,500   Simon Debartolo Group, MTN,
                       7.125%, 9/20/07 ....................          1,383
                                                            --------------
                                                                    39,494
                                                            --------------
    RETAIL (1.0%)
          2,000  Lowe's Companies, Inc., 6.50%,
             3/15/29 ......................................          1,688
                                                            --------------
    TELECOMMUNICATIONS (2.9%)
          2,500  AT&T Corp., 6.50%, 3/15/29 ...............          2,148
          3,000  Worldcom, Inc., 6.40%, 8/15/05 ...........          2,877
                                                            --------------
                                                                     5,025
                                                            --------------
    UTILITIES (2.0%)
          2,000  Conoco, Inc., 6.95%, 4/15/29 .............          1,801
       (e)1,773  Oil Enterprises Ltd.,
             6.239%, 6/30/08 ..............................          1,673
                                                            --------------
                                                                     3,474
                                                            --------------
  TOTAL CORPORATE BONDS AND NOTES .........................         60,119
                                                            --------------
  U.S. GOVERNMENT AND AGENCY OBLIGATIONS (47.4%)
    FEDERAL HOME LOAN MORTGAGE CORPORATION (9.0%)
              5   13.00%, 9/01/10 .........................              6
       (a)7,703   6.00%, 12/01/28 .........................          7,051
          6,631   6.00%, 12/01/28 .........................          6,069
          2,796   6.00%, 12/01/28 .........................          2,559
                                                            --------------
                                                                    15,685
                                                            --------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (24.4%)
       (a)2,500   6.50%, 8/15/04 ..........................          2,469
          1,764   8.00%, 2/01/12 ..........................          1,791
          5,913   6.00%, 4/01/13 ..........................          5,625
          7,187   5.50%, 5/01/14 ..........................          6,666
      (n)10,000   0.00%, 10/09/19 .........................          2,492
         15,692   6.00%, 4/01/28 ..........................         14,353
          9,682   6.00%, 2/01/29 ..........................          8,856
                                                            --------------
                                                                    42,252
                                                            --------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (6.6%)
            5,000   6.50%, 2/01/29 TBA ....................          4,694
            7,000   7.00%, 2/01/29 TBA ....................          6,753
                                                            --------------
                                                                    11,447
                                                            --------------




   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------



  FACE
 AMOUNT                                                                VALUE
 (000)                                                                 (000)
---------------------------------------------------------------------------------
    US TREASURY BONDS (6.8%)
$     (a)10,400   8.125%, 8/15/19 ......................... $       11,849
                                                            --------------
    US TREASURY NOTES (0.6%)
          1,000   6.625%, 5/15/07 .........................          1,004
                                                            --------------
  TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS ............         82,237
                                                            --------------
  YANKEE BONDS (5.6%)
    ELECTRONICS (1.7%)
          3,000   Sony Corp., 6.125%, 3/04/03 .............          2,925
                                                            --------------
    FINANCE (0.9%)
          1,500   Abbey National plc, 7.95%,
                       10/26/29 ...........................          1,494
                                                            --------------
    RETAIL (1.0%)
          2,000   Ahold Finance USA, Inc.,
                       6.875%, 5/01/29 ....................          1,753
                                                            --------------
    TELECOMMUNICATIONS (1.1%)
       (e)2,000   AT&T Canada, Inc., 7.65%,
                       9/15/06 ............................          1,994
                                                            --------------
    UTILITIES (0.9%)
          1,700   Endesa-Chile, 7.75%, 7/15/08 ............          1,616
                                                            --------------
  TOTAL YANKEE BONDS ......................................          9,782
                                                            --------------
TOTAL FIXED INCOME SECURITIES (COST $190,678) .............        181,332
                                                            --------------
SHORT-TERM INVESTMENT (1.3%)
  REPURCHASE AGREEMENT (1.3%)
          2,315   Chase Securities, Inc., 2.60%,
                       dated 12/31/99, due 1/03/00, to be
                       repurchased at $2,316,
                       collateralized by U.S. Treasury
                       Bond, 6.125% due 12/31/01, valued
                       at $2,365 (Cost $2,315) ............          2,315
                                                            --------------
  TOTAL INVESTMENTS (105.8%) (COST $192,994) ..............       183,647
                                                            --------------

OTHER ASSETS (1.2%)
  Interest Receivable ..................    $2,118
  Other ................................        14           2,132
                                         ----------
LIABILITIES (7.0%)
  Payable for Investments
   Purchased ...........................  (11,644)
  Payable for Portfolio Shares
    Redeemed ...........................     (389)
  Investment Advisory Fees Payable .....     (116)
  Administrative Fees Payable ..........      (25)
  Directors' Fees and Expenses
    Payable ............................      (16)
  Custodian Fees Payable ...............       (4)
  Bank Overdraft Payable ...............       (3)
  Distribution Fees Payable ............       (1)
  Other Liabilities ....................      (30)        (12,228)
                                         ----------     ----------
NET ASSETS (100%) .................................       $173,551
                                                        ==========


                                                                   AMOUNT
                                                                    (000)
-------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital ........................................... $     185,038
Undistributed Net Investment Income .......................            54
Accumulated Net Realized Loss .............................       (2,194)
Unrealized Depreciation on Investments ....................       (9,347)
                                                            --------------
NET ASSETS ................................................ $     173,551
                                                            ==============
CLASS A:
--------
NET ASSETS ................................................ $     171,467
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 16,752,492 outstanding $0.001 par
    value  shares (authorized 500,000,000 shares) ......... $       10.24
                                                            ==============
CLASS B:
--------
NET ASSETS ................................................ $       2,084
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 203,344 outstanding $0.001 par
    value  shares (authorized 500,000,000 shares) ......... $       10.25
                                                            ==============
--------------------------------------------------------------------------


(a)     -- Security is fully or partially segregated as collateral for TBA securities.
(e)     -- 144A Security -- certain conditions for public sale may exist.
(n)     -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity date.
MTN     -- Medium Term Note
TBA     -- Security is subject to delayed delivery -- See Note A-7 to financial statements.




   The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
                                                          Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                              [CHART]

Australian Dollar             (2.4%)
British Pound                 (6.3%)
Canadian Dollar               (3.4%)
Danish Krone                  (4.5%)
Euro                         (32.9%)
Japanese Yen                 (14.0%)
Swedish Krona                 (4.4%)
United States Dollar         (24.5%)
Other                         (7.6%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                              [GRAPH]

                                         J.P. Morgan
                 Global Fixed           Traded Global
               Income Portfolio         Bond Index (1)
               ----------------        ---------------
5/01/91*          $500,000                $500,000
10/31/91          ________                ________
10/31/92          ________                ________
12/31/92          ________                ________
12/31/93          ________                ________
12/31/94          ________                ________
12/31/95          ________                ________
12/31/96          ________                ________
12/31/97          ________                ________
12/31/98          ________                ________
12/31/99          $855,138                $945,229

*  Commencement of operations
** Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE J.P. MORGAN
TRADED GLOBAL BOND INDEX(1)

                                      TOTAL RETURNS(2)
                                 --------------------------
                                         AVERAGE   AVERAGE
                                          ANNUAL    ANNUAL
                                  ONE      FIVE     SINCE
                                  YEAR    YEARS   INCEPTION
                                 -----   -------  ---------
PORTFOLIO -- CLASS A .........  -6.84%    6.45%     6.38%
PORTFOLIO -- CLASS B .........  -7.09      N/A      3.22
INDEX -- CLASS A .............  -5.08     6.69      7.62
INDEX -- CLASS B .............  -5.08      N/A      3.76


1. The J.P. Morgan Traded Global Bond Index is an unmanaged index of securities and includes Australia, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, The Netherlands, New Zealand, Portugal, South Africa, Spain, Sweden, the United Kingdom and the United States.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The Global Fixed Income Portfolio seeks to produce an attractive real rate of return while preserving capital by investing primarily in high quality fixed income securities issued by U.S. and foreign issuers including governments, agencies, supranational entities, eurobonds and corporations with varying maturities in various currencies.

For the year ended December 31, 1999, the Portfolio had a total return of -6.84% for the Class A shares and -7.09% for the Class B shares compared to -5.08% for the J.P. Morgan Traded Global Bond Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return for the Class A shares was 6.45% compared to 6.69% for the Index. For the period from inception on May 1, 1991 through December 31, 1999, the average annual total return for the Class A shares was 6.38% compared to 7.62% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return for the Class B shares was 3.22% compared to 3.76% for the Index. As of December 31, 1999 the Portfolio had a SEC 30-day yield of 4.64% for the Class A shares and 4.48% for the Class B shares.

Dollar bloc and European bond markets were dominated by negative sentiment in 1999 on accumulating evidence of stronger global growth and investor's concern regarding the magnitude of actual and future monetary tightening. In contrast, in Japan, the general weakness of the economy was supportive of the bond market.

In the U.S., ten-year yields ended the period approximately 170 basis points higher as the economy continued to grow at a 4% pace despite a 75 basis point rise in interest rates from the Federal Reserve. At year-end, the wealth effect from a still buoyant equity market continued to lend support to domestic demand and there was little indication of any significant downturn in activity bringing relief to the central bank. In Europe, domestic factors were slightly more supportive of bonds, given the lack of inflationary pressures and the persistent weakness in many of the European economies, particularly Germany, for much of the period. However, the broader message of a strengthening euro-zone recovery, particularly in the second half of the year, kept pressure on bond yields, and ten-year yields within the European markets rose around 140 basis points. The exception was the U.K. market where yields in the ultra-
--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PLEASE SEE THE PROSPECTUS FOR A DESCRIPTION OF CERTAIN RISK CONSIDERATIONS ASSOCIATED WITH INTERNATIONAL INVESTING. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.


--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)

long part of the curve moved down in the second part of the year on a severe supply and demand imbalance. Japan was the best performing bond market, rallying from its sharp sell off at year-end 1998, as the targeting of a zero overnight call rate by the Bank of Japan and persistent deflation was viewed positively by investors. This was despite a much stronger than anticipated economy as evidenced by the large rise in the equity market.

While rising yields caused the Portfolio to return a small negative return in local currency terms, this translated into more significant negative returns when measured in U.S. dollars due to the weakness of the European currencies. The euro depreciated nearly 15% versus the dollar during the year, compared to the Japanese yen, which appreciated 10% against the U.S. currency.

In terms of relative performance, our long duration exposure to the dollar bloc and European markets and our short duration exposure to the Japanese market were negative factors. Also subtracting from performance was our underweighting to the yen and our underweight exposure to the long end of the U.K. market. More positively, our exposure to the credit sector and our overweighting to the Australian and Canadian dollars enhanced performance.

Over the year, the Portfolio remained long duration in the dollar bloc and European markets and short duration in the Japanese market. In terms of sector positioning, the Portfolio retained an overweight exposure to the credit sector. Activity within the Portfolio throughout the year was reasonably low.

Within Europe, we added exposure to the Danish bond market and in the U.K. cut all exposure to longer than 5-years adding duration to the euro market. In terms of currency positioning, the Portfolio remained underweight the Japanese yen versus the U.S. dollar and the European currencies although this was shifted more in favor of the European currencies in December. The Portfolio also continued to increase exposure to the credit sector throughout the year.

The outlook for the global economy continues to improve and over the next year, we expect activity between the regions to be more closely synchronized. In the euro-zone, low real interest rates and an undervalued currency should continue to support the broadening recovery while in Japan, the economy will continue to benefit, at least in the short term, from ongoing fiscal stimulus. Meanwhile in the U.S., we expect tighter monetary conditions to lead to some slowdown in domestic demand growth and activity to moderate from its current 4% pace.

We believe the rise in yields in the dollar bloc and European markets over the past year reflects this strong growth outlook as being already discounted by the bond markets, and that it is inflation that holds the key to bond market performance in 2000. We expect that in the absence of significantly higher inflation, the potential for a further rise in yields will be limited, and as a result, we retain our modestly positive view for this year.

The greatest risk to the current benign inflation environment is clearly to be found in the U.S. given the maturity of the expansion and the tightness of the labor market. However, while the recent rise in the oil price has impacted headline inflation, there is as yet no sign that ex-energy prices are rising in the U.S. Also important, productivity gains, currently running at more than 3% will continue to limit any up-tick in inflationary pressures. We therefore believe that the need for further Fed action will be limited.

While the improving prospects for growth in the euro-zone can be expected to lead to some upturn in inflation, the degree of slack in the economy means that we do not view this as a serious cause for concern. Upcoming wage talks do present some risk however, and we will be monitoring the IG Metall negotiations closely, viewing an excessive settlement as a signal to be more cautious.

We continue to see value in U.S. dollar denominated corporate issues in absolute terms but given the contraction in dollar to euro swap spreads, we see less relative value. As a result, we will probably shift our overweighting to U.S. dollar denominated issues more in favor of euro denominated issues.

In terms of currency positioning, we believe that growth and interest rate differentials will continue to disadvantage the Japanese yen and we retain our bearish stance. At current levels, the yen real exchange rate is close to a 10-year high versus the euro and as such we view the yen as being particularly overvalued relative to the euro. We have therefore shifted our yen underweighting in favor of the euro and euro-linked currencies which we expect to recover over the near-or medium-term in line with a stronger European economy.

J. David Germany
PORTFOLIO MANAGER

Michael B. Kushma
PORTFOLIO MANAGER

Paul F. O'Brien
PORTFOLIO MANAGER

Ram Willner
PORTFOLIO MANAGER

Christian G. Roth
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
Global Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------

    FACE
   AMOUNT                                                                 VALUE
   (000)                                                                  (000)
-------------------------------------------------------------------------------
FIXED INCOME SECURITIES (92.4%)
  AUSTRALIAN DOLLAR (2.4%)
    GOVERNMENT BONDS (1.5%)
AUD            700  Government of Australia 12.00%, 11/15/01 .......   $    506
                                                                     ----------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS-GLOBAL (0.9%)
               500  Federal National Mortgage Association -
                      Global 6.375%, 8/15/07 .......................        310
                                                                     ----------
                                                                            816
                                                                     ----------
  BRITISH POUND (6.3%)
    GOVERNMENT BONDS (6.3%)
GBP            650  United Kingdom Treasury Gilt 8.00%,
                      12/07/00 .....................................      1,063
               600  United Kingdom Treasury Gilt 8.50%, 7/16/07 ....      1,120
                                                                     ----------
                                                                          2,183
                                                                     ----------
  CANADIAN DOLLAR (3.4%)
    GOVERNMENT BOND (3.4%)
CAD          1,500  Government of Canada 8.75%, 12/01/05 ...........      1,164
                                                                     ----------
  DANISH KRONE (4.5%)
    GOVERNMENT BONDS (4.5%)
DKK          4,600  Kingdom of Denmark 7.00%, 12/15/04 .............        668
             5,900  Kingdom of Denmark 8.00%, 3/15/06 ..............        904
                                                                     ----------
                                                                          1,572
                                                                     ----------
  EURO (32.9%)
    CORPORATE BONDS (4.3%)
EUR            200  BAT International Finance MTN   4.875%,
                      2/25/09 ......................................        181
               200  Burmah Castrol Plc 4.875%, 3/31/09 .............        185
               500  Depfa Pfandbriefbank 5.50%, 1/15/10 ............        495
            (e)150  Dresdner Funding Trust 5.79%, 6/30/11 ..........        136
               200  Mannesmann Finance BV 4.75%, 5/27/09 ...........        178
               200  Philip Morris Financial 4.50%, 4/06/06 .........        184
               150  Royal Bank of Scotland Plc MTN 4.875%,
                      3/26/09 ......................................        137
                                                                     ----------
                                                                          1,496
                                                                     ----------
    GOVERNMENT BONDS (28.6%)
             1,000  Bundesobligation 5.00%, 8/20/01 ................      1,022
               800  Bundesrepublik Deutschland 6.00%, 7/04/07 ......        843
             1,000  Buoni Poliennali Del Tesoro 9.50%, 2/01/06 .....      1,230
               800  Deutschland Republic 6.50%, 7/04/27 ............        862
               700  Government of France 5.50%, 10/25/07 ...........        711
             1,200  Government of France 5.25%, 4/25/08 ............      1,200
             1,000  Government of France 6.00%, 10/25/25 ...........      1,015
             1,350  Government of The Netherlands, Series 1,
                      8.25%, 2/15/02 ...............................      1,466
             1,400  Spanish Government 7.90%, 2/28/02 ..............      1,511
                                                                     ----------
                                                                          9,860
                                                                     ----------
                                                                         11,356
                                                                     ----------
  JAPANESE YEN (14.0%)
    CORPORATE BONDS (6.2%)
JPY        110,000  International Bank for Reconstruction
                      & Development 4.75%, 12/20/04 ................     $1,278
            90,000  KFW International Finance 1.00%, 12/20/04 ......        882
                                                                     ----------
                                                                          2,160
                                                                     ----------
    GOVERNMENT BONDS (7.8%)
           300,000  Government of Japan, Series 207, 0.90%,
                      12/22/08 .....................................      2,693
                                                                     ----------
                                                                          4,853
                                                                     ----------
  SWEDISH KRONA (4.4%)
    GOVERNMENT BONDS (4.4%)
SEK          7,000  Swedish Government 13.00%, 6/15/01 .............        917
             4,900  Swedish Government 6.00%, 2/09/05 ..............        590
                                                                     ----------
                                                                          1,507
                                                                     ----------
  UNITED STATES DOLLAR (24.5%)
    CORPORATE BONDS AND NOTES (10.7%)
U.S.$          100  Abbey National Plc 7.95%, 10/26/29 .............        100
               260  AT&T Corp. 6.50%, 3/15/29 ......................        223
               220  BankAmerica Corp. 5.875%, 2/15/09 ..............        196
               200  Conoco, Inc., 6.95%, 4/15/29 ...................        180
               400  Deutsche Ausgleichsbank, Series E, MTN .........
                      5.125%, 9/22/03 ..............................        377
            (e)250  Farmers Exchange Capital, 7.05%, 7/15/28 .......        212
            (e)150  First Chicago Corp., 7.75%, 12/01/26 ...........        136
               250  Ford Motor Co., 6.375%, 2/01/29 ................        210
               150  General Motors 6.75%, 5/01/28 ..................        133
               300  Lucent Technologies 6.45%, 3/15/29 .............        261
               250  Merrill Lynch & Co., Inc. 6.875%, 11/15/18 .....        226
            (e)300  Metropolitan Life Insurance 7.45%, 11/01/23 ....        268
            (e)200  Monsanto Co., 6.60%, 12/01/28 ..................        172
            (e)300  Nationwide Mutual Insurance 7.50%, 2/15/24 .....        273
               350  Procter & Gamble Co. 6.60%, 12/15/04 ...........        345
               150  Wal-Mart Stores 6.875%, 8/10/09 ................        146
               250  Wells Fargo Co. 6.625%, 7/15/04 ................        245
                                                                     ----------
                                                                          3,703
                                                                     ----------
    EUROBONDS (1.3%)
            (e)150  Bayer Hypo-Vereinsbank 8.741%, 6/30/31 .........        148
            (e)100  Florida Windstorm 7.125%, 2/25/19 ..............         92
               200  Kingdom of Belgium 9.20%, 6/28/10 ..............        225
                                                                     ----------
                                                                            465
                                                                     ----------
    U.S. GOVERNMENT & AGENCY OBLIGATIONS (12.5%)
    U.S. TREASURY BOND (5.6%)
             1,700  U.S. Treasury Bond 8.125%, 8/15/19 .............      1,937
                                                                     ----------
    U.S. TREASURY NOTES (6.9%)
             1,950  U.S. Treasury Note 7.50%, 2/15/05 ..............      2,034


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Global Fixed Income Portfolio
                                      126

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO (CONT.)
--------------------------------------------------------------------------------
    FACE
   AMOUNT                                                                VALUE
   (000)                                                                 (000)
--------------------------------------------------------------------------------
    U.S. TREASURY NOTES (CONT.)
             U.S.$  350  U.S. Treasury Note 6.25%, 2/15/07 .........    $   345
                                                                     -----------
                                                                          2,379
                                                                     -----------
                                                                          4,316
                                                                     -----------
                                                                          8,484
                                                                     -----------
TOTAL FIXED INCOME SECURITIES (92.4%) (Cost $33,490) ...............     31,935
                                                                     -----------
SHORT-TERM INVESTMENT (3.4%)
  REPURCHASE AGREEMENT (3.4%)
             1,180  Chase Securities, Inc. 2.60%, dated
                      12/31/99, due 1/03/00, to be repurchased at
                      $1,180, collateralized by U.S. Treasury Notes,
                      6.125%, due 12/31/01 valued at $1,208
                      (Cost $1,180) ................................      1,180
                                                                     -----------
FOREIGN CURRENCY (0.1%)
JPY          2,613  Japanese Yen (Cost $26) ........................         26
                                                                     -----------
TOTAL INVESTMENTS (95.9%) (COST $34,696) ...........................     33,141
                                                                     -----------
OTHER ASSETS (4.4%)
  Cash .............................................    $  679
  Interest Receivable ..............................       827
  Other ............................................         7            1,513
                                                     -----------
LIABILITIES (-0.3%)
  Investment Advisory Fees Payable .................       (47)
  Net Unrealized Loss on Foreign Currency
    Exchange Contracts .............................       (13)
  Directors' Fees and Expenses Payable .............        (8)
  Administrative Fees Payable ......................        (7)
  Custodian Fees Payable ...........................        (6)
  Other Liabilities ................................       (26)            (107)
                                                     ------------    -----------
NET ASSETS (100%) ..................................................    $34,547
                                                                     -----------
                                                                     -----------
NET ASSETS CONSIST OF:
Paid in Capital ....................................................    $37,842
Distributions in Excess of Net Investment Income ...................       (91)
Accumulated Net Realized Loss ......................................    (1,626)
Unrealized Depreciation on Investments and Foreign Currency
  Translations .....................................................    (1,578)
                                                                     -----------
NET ASSETS .........................................................    $34,547
                                                                     -----------
                                                                     -----------
CLASS A:
NET ASSETS .........................................................    $34,225
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 3,051,192 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...........................     $11.22
                                                                     -----------
                                                                     -----------
CLASS B:
NET ASSETS ........................................................        $322
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 28,766 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ..........................      $11.19
                                                                     -----------
                                                                     -----------

--------------------------------------------------------------------------------
FOREIGN CURRENCY EXCHANGE CONTRACT INFORMATION:
  Under the terms of foreign currency exchange contracts
    open at December 31, 1999, the Portfolio is obligated
    to deliver or is to receive foreign currency in
    exchange for U.S. dollars as indicated below:

 CURRENCY                           IN                 NET
    TO                           EXCHANGE           UNREALIZED
  DELIVER   VALUE   SETTLEMENT     FOR     VALUE      LOSS
   (000)    (000)      DATE       (000)    (000)      (000)
----------  -----   ----------   --------  -----   -----------
EUR  1,230 $1,247    3/07/00   U.S.$1,240  $1,240    $ (7)
U.S.$  337    337    3/07/00   EUR    330     334      (3)
U.S.$  893    893    3/08/00   JPY 90,000     890      (3)
           ------                          ------    -----
           $2,477                          $2,464    $(13)
           ------                          ------    -----
           ------                          ------    -----
-------------------------------------------------------------------------------------
(e) -- 144A Security -- certain conditions for public sale may exist.
MTN -- Medium Term Notes
-------------------------------------------------------------------------------------
SUMMARY OF FIXED INCOME SECURITIES BY SECTOR CLASSIFICATION
                                                PERCENT
                                   VALUE        OF NET
SECTOR                             (000)        ASSETS
-------------------------------------------------------------------------------------
Finance ..........................$ 7,824       22.6%
Foreign Government and Agency
Obligations ...................... 19,485       56.4
U.S. Government and Agency
Obligations ......................  4,626       13.4
                                  -------       -----
                                  $31,935       92.4%
                                  -------       -----
                                  -------       -----

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                   Global Fixed Income Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO

COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                                  [CHART]

Asset Backed Securities            (0.1%)
Corporate Bonds and Notes         (81.7%)
Preferred Stocks                   (3.2%)
Sovereign & Emerging Markets      (12.0%)
Other                              (3.0%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000**
INVESTMENT
-------------------------------------------------

                                     CS First
                  High Yield       Boston High
                  Portfolio       Yield Index(1)
                  ----------      --------------
9/28/92*          $  500,000        $  500,000
12/31/92          __________        __________
12/31/93          __________        __________
12/31/94          __________        __________
12/31/95          __________        __________
12/31/96          __________        __________
12/31/97          __________        __________
12/31/98          __________        __________
12/31/99          $1,078,868        $  923,329

 * Commencement of operations
** Minimum Investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class B shares will vary based upon the different inception dates and fees assessed to that class.

PERFORMANCE COMPARED TO THE CS FIRST
BOSTON HIGH YIELD INDEX(1)
------------------------------------

                                      TOTAL RETURNS(2)
                                 -------------------------
                                         AVERAGE  AVERAGE
                                         ANNUAL   ANNUAL
                                  ONE     FIVE     SINCE
                                 YEAR    YEARS   INCEPTION
                                 ----    ------  ---------
PORTFOLIO -- CLASS A ........... 7.77%    12.79%   11.18%
PORTFOLIO -- CLASS B ........... 7.44      N/A      9.90
INDEX -- CLASS A ............... 3.28      9.07     8.82
INDEX -- CLASS B ............... 3.28      N/A      7.07


1. The CS First Boston High Yield Index is an unmanaged index of high yield corporate bonds.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.


The High Yield Portfolio (the "Portfolio") seeks to maximize total return by investing primarily in a diversified portfolio of high yield fixed income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services.

For the year ended December 31, 1999, the Portfolio had a total return of 7.77% for the Class A shares and 7.44% for the Class B shares compared to 3.28% for the CS First Boston High Yield Index (the "Index"). For the five-year period ended December 31, 1999, the average annual total return of Class A shares was 12.79% compared to 9.07% for the Index. For the period from inception on September 28, 1992 through December 31, 1999, the average annual total return of Class A shares was 11.18% compared to 8.82% for the Index. For the period from inception on January 2, 1996 through December 31, 1999, the average annual total return of Class B shares was 9.90% compared to 7.07% for the Index. As of December 31, 1999 the Portfolio had a SEC 30-day yield of 10.58% for the Class A shares and 10.33% for the Class B shares.

High yield bonds experienced a mixed year in 1999 but still managed to outperform higher quality bonds for the year. Higher interest rates, Y2K fears and higher default rates all caused the prices of most high yield bonds to fall during the year. However, the high current income generated by the market resulted in positive returns for the Index and enabled high yield bonds to outperform treasuries and high quality corporate bonds.

The high yield market began the year with a rally in January, and it remained fairly strong through April. The market then experienced difficulties for the next six months as a large supply of new issues hit the market at the same time that investors and dealers pulled away from the market due to Y2K concerns, higher interest rates and an increase in defaults. Finally, the year ended with a rally as investors returned to the market as Y2K fears diminished and default rates leveled off.

--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. INVESTING IN HIGH YIELD FIXED INCOME SECURITIES,
OTHERWISE KNOWN AS "JUNK BONDS" IS SPECULATIVE AND INCLUDES GREATER RISK OF
LOSS OF PRINCIPAL AND INTEREST. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO
THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN
THEIR ORIGINAL COST.  YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
High Yield Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO (CONT.)

Results relative to the Index were positively impacted by exposure to non-U.S. issues and an overweighting in the telecommunications sector. Emerging markets debt recovered well in 1999, experiencing the highest returns of any fixed income asset class. The telecommunications sector was one of the best performing sectors in the high yield market led by strong growth and a high level of merger and investment activity. We also did a good job of avoiding problem credits throughout the year. Negatively impacting our performance was our underweighting of the energy and paper sectors, which performed well in 1999.

The Portfolio remains overweighted in the telecommunications and emerging market sectors, where we continue to find the most value, and, to a lessor extent, in the gaming and healthcare sectors. We have less-than-Index exposure to the consumer, media, commodity and cyclical sectors. We are also finding value in securities of selected Western European issuers. As a result of our valuation discipline, the Portfolio continues to maintain an average credit quality that is higher than that of the Index, while the interest-rate sensitivity is close to that of the Index.

Even with the rebound we saw in November and December, spreads on high yield bonds still remain historically wide. We believe that the high-yield market is undervalued at a time when the fundamental credit quality of most high-yield issuers is quite strong and the U.S. and global economies continue to show strength. Consequently, we believe the high yield market should perform well in the near future, and we continue to find attractive investment opportunities in this market using our strict valuation criteria.

Robert Angevine
PORTFOLIO MANAGER

Stephen F. Esser
PORTFOLIO MANAGER

Gordon W. Loery
PORTFOLIO MANAGER

January 2000


--------------------------------------------------------------------------------
                                                            High Yield Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
--------------------------------------------------------------------------------

  FACE
 AMOUNT                                                                              VALUE
  (000)                                                                              (000)
-------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES (81.7%)
  ASSET BACKED CORPORATES (0.3%)
$              510  Long Beach Auto, Series 97-1, Class B, 14.22%,
                      10/26/03 ........................................... $           502
                                                                           ----------------
  CABLE (6.2%)
               850  Adelphia Communications, Series B, 7.75%, 1/15/09 ....             762
             2,200  Adelphia Communications, Series B, 8.375%, 2/01/08 ...           2,052
               475  Adelphia Communications, Series B, 9.875%, 3/01/07 ...             481
               600  CSC Holdings, Inc., 7.25%, 7/15/08 ...................             570
             1,175  CSC Holdings, Inc., 9.875%, 5/15/06 ..................           1,237
          (n)3,050  NTL, Inc., 0.00%, 4/01/08 ............................           2,097
            (n)410  Rogers Cablesystems of America, 10.125%, 9/01/12 .....             438
        (e,n)3,300  Telewest Communication plc, 0.00%, 4/15/09 ...........           2,058
          (e)1,740  United Pan-Europe Communications N.V.,
                      10.875%, 8/01/09 ...................................           1,757
                                                                           ----------------
                                                                                    11,452
                                                                           ----------------
  CHEMICALS (2.9%)
          (e)1,900  Huntsman ICI Chemicals, Inc., 10.125%, 7/01/09 .......           1,962
             1,400  ISP Holdings, Inc., Series B, 9.00%, 10/15/03 ........           1,379
             1,900  Lyondell Chemical Co., 9.625%, 5/01/07 ...............           1,943
                                                                           ----------------
                                                                                     5,284
                                                                           ----------------
  COMMUNICATIONS (21.6%)
             1,200  American Cellular Corp., 10.50%, 5/15/08 .............           1,323
             1,195  AMSC Acquisition Co., Inc., 12.25%, 4/01/08 ..........             938
             1,475  Centennial Cellular, 10.75%, 12/15/08 ................           1,578
          (e)1,255  Dobson Communications Corp., 11.75%, 4/15/07 .........           1,450
          (n)2,425  Dolphin Telecom plc, 0.00%, 6/01/08 ..................           1,182
          (e,n)300  Dolphin Telecom plc, 0.00%, 5/15/09 ..................             140
             1,495  Global Crossing Holdings, 9.625%, 5/15/08 ............           1,491
               965  Global Tele-Systems Ltd., 10.875%, 6/15/08 ...........             955
               600  Global Tele-Systems Ltd., 11.50%, 12/15/07 ...........             606
             1,175  Globalstar Capital Corp., 11.375%, 2/15/04 ...........             775
               310  Globalstar LP, 11.50%, 6/01/05 .......................             202
             1,760  Hermes Europe Railtel BV, 11.50%, 8/15/07 ............           1,813
          (n)1,510  Hyperion Telecommunication, 0.00%, 4/15/03 ...........           1,342
          (n)2,025  Intermedia Communications, Inc., Series B,
                      0.00%, 7/15/07 .....................................           1,509
$            1,500  Intermedia Communications, Inc., Series B,
                      8.50%, 1/15/08 ..................................... $         1,376
          (f)1,620  Iridium LLC/Capital Corp., Series A, 13.00%,
                      7/15/05 ............................................              73
             1,020  Metromedia Fiber Network, 10.00%, 11/15/08 ...........           1,032
          (n)1,860  Nextel Communications, Inc., 9.75%, 8/15/04 ..........           1,916
          (n)4,100  Nextel Communications, Inc., 0.00%, 9/15/07 ..........           3,075
            (n)735  Nextel Communications, Inc., 0.00%, 2/15/08 ..........            518
          (n)2,550  NEXTLINK Communications, Inc., 0.00%, 4/15/08 ........           1,670
               450  NEXTLINK Communications, Inc., 10.75%, 11/15/08 ......             463
          (e)1,290  Onepoint Communications Corp., 14.50%, 6/01/08 .......             845
             1,315  Primus Telecommunications Group, Inc., 9.875%,
                      5/15/08 ............................................           1,210
               640  Primus Telecommunications Group, Inc., 11.25%,
                      1/15/09 ............................................             619
             1,120  Psinet, Inc., 10.00%, 2/15/05 ........................           1,109
               670  Psinet, Inc., 11.00%, 8/01/09 ........................             683
        (e,n)2,265  RCN Corp., 0.00%, 2/15/08 ............................           1,484
          (n)2,250  Rhythms Netconnections, 0.00%, 5/15/08 ...............           1,215
          (n)1,440  RSL Communications, plc, 0.00%, 3/01/08 ..............             886
             3,225  RSL Communications, plc, 9.125%, 3/01/08 .............           2,870
                51  RSL Communications, plc, 12.25%, 11/15/06 ............              52
             1,025  Tele1 Europe B.V., 13.00%, 5/15/09 ...................           1,063
          (n)1,930  Viatel, Inc., 0.00%, 4/15/08 .........................           1,216
            (e)520  Voicestream Wireless Corp., 10.375%, 11/15/09 ........             536
          (n)1,290  Wam!Net, Inc., 13.25%, 3/01/05 .......................             774
                                                                           ----------------
                                                                                    39,989
                                                                           ----------------
  ENERGY (2.0%)
            (e)800  Husky Oil Ltd., 8.90%, 8/15/28 .......................             754
             2,040  Snyder Oil Corp., 8.75%, 6/15/07 .....................           2,035
               425  Vintage Petroleum, 8.625%, 2/01/09 ...................             410
               570  Vintage Petroleum, 9.75%, 6/30/09 ....................             584
                                                                           ----------------
                                                                                     3,783
                                                                           ----------------
  FINANCIAL (0.9%)
             1,860  Golden State Holdings, 7.125%, 8/01/05 ...............           1,658
                                                                           ----------------
  FOOD & BEVERAGES (0.9%)
             1,925  Smithfield Foods, Inc., 7.625%, 2/15/08 ..............           1,733
                                                                           ----------------
  GAMING & LODGING (6.6%)
             2,800  Harrahs Operating Co., Inc., 7.875%, 12/15/05 ........           2,695


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
High Yield Portfolio
                                      130

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO  (CONT.)
--------------------------------------------------------------------------------
  FACE
 AMOUNT                                                                              VALUE
  (000)                                                                              (000)
-------------------------------------------------------------------------------------------
  GAMING & LODGING (CONT.)
$            1,965  Horseshoe Gaming Holdings Corp., 8.625%, 5/15/09 ..... $         1,886
             2,655  International Game Technology, 8.375%, 5/15/09 .......           2,545
             1,975  ParkPlace Entertainment, 7.875%, 12/15/05 ............           1,881
             1,400  Station Casinos, Inc., 8.875%, 12/01/08 ..............           1,348
               470  Station Casinos, Inc., 9.75%, 4/15/07 ................             475
             1,413  Station Casinos, Inc., 10.125%, 3/15/06 ..............           1,439
                                                                           ----------------
                                                                                    12,269
                                                                           ----------------
  GENERAL INDUSTRIAL (6.0%)
               820  Applied Power, Inc., 8.75%, 4/01/09 ..................             797
               950  Axia, Inc., 10.75%, 7/15/08 ..........................             872
             2,000  Hayes Lemmerz International, Inc., 8.25%, 12/15/08 ...           1,836
          (n)1,450  Norcal Waste Systems, Inc., Series B, 13.50%,
                      11/15/05 ...........................................           1,537
               965  Sequa Corp., 9.00%, 8/01/09 ..........................            934
          (e)1,835  Tenneco Automotive, Inc., 11.625%, 10/15/09 ..........           1,872
          (e)1,100  Waste Management, Inc., 6.875%, 5/15/09 ..............             930
               700  Waste Management, Inc., 7.00%, 10/15/06 ..............             619
             1,105  Waste Management, Inc., 7.125%, 10/01/07 .............             966
               400  Waste Management, Inc., 7.125%, 12/15/17 .............             315
               450  Waste Management, Inc., 7.65%, 3/15/11 ...............             389
                                                                           ----------------
                                                                                    11,067
                                                                           ----------------
  HEALTHCARE (7.0%)
             2,100  Columbia/HCA Healthcare Corp., 7.69%, 6/15/25 ........           1,717
             1,500  Columbia/HCA Healthcare Corp., 6.91%, 6/15/05 ........           1,366
             1,570  Columbia/HCA Healthcare Corp., 7.25%, 5/20/08 ........           1,403
               600  Columbia/HCA Healthcare Corp., 7.58%, 9/15/25 ........             485
               895  Columbia/HCA Healthcare Corp., 8.13%, 8/04/03 ........             875
             1,450  Columbia/HCA Heathcare Corp., 7.00%, 7/01/07 .........           1,288
          (e)1,730  Fresenius Medical Capital Trust II, 7.875%,
                      2/01/08 ............................................           1,605
             2,250  Tenet Healthcare Corp., 8.125%, 12/01/08 .............           2,104
$            2,175  Tenet Healthcare Corp., 8.625%, 1/15/07 ..............          $2,099
                                                                           ----------------
                                                                                    12,942
                                                                           ----------------
  HOTEL/MOTEL (3.2%)
             1,925  Hilton Hotels Corp., 7.95%, 4/15/07 ..................           1,810
             2,925  HMH Properties, Inc., Series A, 7.875%, 8/01/05 ......           2,720
               625  Host Marriott Travel Plaza, Series B, 9.50%, 5/15/05 .             651
               700  Host Marriott LP, 8.375%, 2/15/06 ....................             655
                                                                           ----------------
                                                                                     5,836
                                                                           ----------------
  MEDIA & ENTERTAINMENT (4.2%)
             1,770  Chancellor Media Corp., 8.125%, 12/15/07 .............           1,761
             1,805  Chancellor Media Corp., 9.00%, 10/01/08 ..............           1,873
             2,100  Echostar DBS Corp., 9.375%, 2/01/09 ..................           2,107
             2,000  Outdoor Systems, Inc., 8.875%, 6/15/07 ...............           2,070
                                                                           ----------------
                                                                                     7,811
                                                                           ----------------
  METALS (2.8%)
               435  Glencore Nickel Property Ltd., 9.00%, 12/01/14 .......             371
             2,080  Murrin Murrin Holdings, PTY, (Yankee Bond),
                      9.375%, 8/31/07 ....................................           1,862
             2,300  National Steel Corp., 9.875%, 3/01/09 ................           2,363
            (e)825  Republic Technologies International LLC/RTI
                      Capital Corp., 13.75%, 7/15/09 .....................             544
                                                                           ----------------
                                                                                     5,140
                                                                           ----------------
  PACKAGING (3.0%)
             1,950  Norampac, Inc., 9.50%, 2/01/08 .......................           1,999
             1,945  Pacifica Papers Corp., 10.00%, 3/15/09 ...............           2,003
             1,145  SD Warren Co., 12.00%, 12/15/04 ......................           1,198
               435  Tembec Industries, Inc., 8.625%, 6/30/09 .............             436
                                                                           ----------------
                                                                                     5,636
                                                                           ----------------
  REAL ESTATE (3.3%)
             2,390  American Standard, Cos., Inc., 7.375%, 2/01/08 .......           2,184
             2,155  D R Horton, Inc., 8.00%, 2/01/09 .....................           1,983
             1,970  Nortek, Inc., 8.875%, 8/01/08 ........................           1,881
                                                                           ----------------
                                                                                     6,048
                                                                           ----------------
  RETAIL (5.5%)
               586  DR Securitized Lease Trust, Series 93-K1 Class A1,
                      6.66%, 8/15/10 .....................................             511
             2,079  DR Securitized Lease Trust, Series 94-K1 Class
                      A1, 7.60%, 8/15/07 .................................           1,947
               975  DR Securitized Lease Trust, Series 94-K1 Class A2,
                      8.375%, 8/15/15 ....................................             865


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                            High Yield Portfolio
                                      131

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO  (CONT.)
--------------------------------------------------------------------------------
  FACE
 AMOUNT                                                                              VALUE
  (000)                                                                              (000)
-------------------------------------------------------------------------------------------
  RETAIL (CONT.)
$            2,275  HMV Media Group plc, Series B, 10.25%, 5/15/08 ....... $         2,002
               850  Kmart Funding Corp., 8.80%, 7/01/10 ..................             815
               500  Musicland Group, Inc., 9.00%, 6/15/03 ................             482
             2,245  Musicland Group, Inc., 9.875%, 3/15/08 ...............           2,043
             1,400  Stater Brothers Holdings, Inc., 10.75%, 8/15/06 ......           1,414
                                                                           ----------------
                                                                                    10,079
                                                                           ----------------
  SUPERMARKET/DRUG (0.8%)
          (e)1,601  CA FM Lease Trust, 8.50%, 7/15/17 ....................           1,489
                                                                           ----------------
  TECHNOLOGY (0.1%)
               320  Entex Telecom Group plc, 12.50%, 8/01/06 .............             128
                                                                           ----------------
  TRANSPORTATION (1.9%)
             1,677  Aircraft Lease Portfolio Securitization Ltd.,
                      Series 96-1 P1, Class D, 12.75%, 6/15/06............           1,677
            (e)525  Jet Equipment Trust, Series 95-D, 11.44%,
                      11/01/14 ...........................................             596
             1,050  Jet Equipment Trust, Series C-1, 11.79%, 6/15/13 .....           1,209
                                                                           ----------------
                                                                                     3,482
                                                                           ----------------
  UTILITIES (2.5%)
             1,780  AES Corp., 8.50%, 11/01/07 ...........................           1,664
             2,400  CMS Energy, 7.50%, 1/15/09 ...........................           2,189
            (e)795  Ras Laffan Gas Liquified Natural Gas, 8.294%,
                      3/15/14 ............................................             749
                                                                           ----------------
                                                                                     4,602
                                                                           ----------------
TOTAL CORPORATE BONDS AND NOTES (COST $158,547) ..........................         150,930
                                                                           ----------------
ASSET BACKED SECURITIES (0.1%)
  COMMERCIAL MORTGAGE (0.1%)
            (e)875  FMAC Loan Receivables Trust, Series 96-B, Class C
                    (Floating Rate), 7.929%, 11/15/18 (Cost $749) ........             306
                                                                           ----------------
SOVEREIGN & EMERGING MARKETS (12.0%)
          (e)2,000  Bayan Telecommunications, Inc., 13.50%, 7/15/06 ......           1,760
               850  Cablevision SA, 13.75%, 5/01/09 ......................             833
            (e)825  Cellco Finance N.V. Turkcell, 12.75%, 8/01/05 ........             854
          (n)2,600  CTI Holdings, 0.00%, 4/15/08 .........................           1,508
             1,808  Federative Republic of Brazil, C Bond, 8.00%,
                      4/15/14 ............................................           1,359
            (e)975  Hyundai Semiconductor, 8.625%, 5/15/07 ...............             816
             2,350  Indah Kiat Financial Mauritius, 10.00%, 7/01/07 ......           1,739
             1,640  Multicanal SA, 10.50%, 2/01/07 .......................           1,417
$         (e)1,375  Netia Holdings II BV, 13.125%, 6/15/09 ............... $         1,375
      (d,e,f)1,010  NSM Steel, Inc., 12.25%, 2/01/08 .....................               1
          (e)1,175  Nuevo Grupo Iusacell SA, 14.25%, 12/01/06 ............           1,222
          (n)2,275  Occidente y Caribe Cellular, 0.00%, 3/15/04 ..........           1,138
          (e)1,155  Paiton Energy Funding BV, 9.34%, 2/15/14 .............             231
             1,350  Pindo Deli Finance Mauritius, 10.75%, 10/01/07 .......             992
          (n)1,690  PTC International Finance BV, 0.00%, 7/01/07 .........           1,141
               950  Republic of Colombia, 9.75%, 4/23/09 .................             882
             1,180  Satelites Mexicanos, 10.125%, 11/01/04 ...............             802
             3,415  TV Azteca, Series B, 10.50%, 2/15/07 .................           2,954
             1,500  United Mexican States, 6.25%, 12/31/19 ...............           1,180
                                                                           ----------------
TOTAL SOVEREIGN & EMERGING MARKETS (COST $24,863) ........................          22,204
                                                                           ----------------
    SHARES
------------------
COMMON STOCKS (0.0%)
  HOTEL/MOTEL (0.0%)
        (a,e)1,300  Motels of America, Inc. (Cost $84) ...................              11
                                                                           ----------------
PREFERRED STOCKS (3.2%)
  COMMUNICATIONS (2.0%)
          (a)8,208  Concentric Network Corp., PIK 13.50% .................             813
          (a)8,782  Dobson Communications Corp., PIK, 13.00% .............             957
          (a)1,521  IXC Communications, Inc., Series B, PIK, 12.50% ......           1,688
            (a)175  Nextel Communications, Inc., PIK, 13.00% .............             189
                                                                           ----------------
                                                                                     3,647
                                                                           ----------------
  MEDIA & ENTERTAINMENT (0.8%)
               11,428  Paxson Communications Corp., PIK, 13.25%, 11/15/06.           1,169
               (e)3,619  Paxson Communications Corp., PIK, 9.75%,
                  12/31/06. ..............................................             386
                                                                           ----------------
                                                                                     1,555
                                                                           ----------------
  RETAIL (0.4%)
                 15,100  Kmart Financing, 7.75% ..........................             666
                                                                           ----------------
TOTAL PREFERRED STOCKS (COST $4,848) .....................................           5,868
                                                                           ----------------
   NO. OF
  WARRANTS
--------------
WARRANTS (0.3%)
  COMMUNICATIONS (0.2%)
       (a,e)18,450  American Mobile Satellite Corp., expiring
                      4/01/08 ............................................              74


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
High Yield Portfolio
                                      132

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO  (CONT.)
--------------------------------------------------------------------------------
   NO. OF                                                                      VALUE
  WARRANTS                                                                     (000)
-------------------------------------------------------------------------------------------
WARRANTS (CONT.)
  COMMUNICATIONS (CONT.)
$         (a,e)600  Globalstar Telecommunications Ltd., expiring
                      2/15/04 ............................................ $      90
          (a,e)605  Iridium World Communications, Inc., expiring
                      7/15/05 ............................................        --
         (a)12,900  Onepoint Communications Corp., expiring 6/1/08 .......         1
EUR      (a)10,250  Tele1 Europe B.V., expiring 5/15/09 ..................       176
U.S.$    (a)38,700  Wam!Net, Inc., expiring 3/01/05 ......................        87
                                                                           ----------
                                                                                 428
                                                                           ----------
  MEDIA &ENTERTAINMENT (0.0%)
        (a,e)1,024  Paxson Communications Corp.,  expiring
                     6/30/03 .............................................        --
                                                                           ----------
  SOVEREIGN & EMERGING MARKETS (0.1%)
  (a,d,e)6,394,240  NSM Steel Ltd., Inc., expiring 2/01/08                         6
             (a,e)  91,000  Occidente y Caribe Cellular, expiring
                   3/15/04 ...............................................       137
                                                                           ----------
                                                                                 143
                                                                           ----------
TOTAL WARRANTS (COST $0) .................................................       571
                                                                           ----------
  FACE
 AMOUNT
 (000)
---------------
SHORT-TERM INVESTMENT (0.6%)
  REPURCHASE AGREEMENT (0.6%)
$            1,069  Chase Securities, Inc., 2.60%, dated 12/31/99,
                      due 1/03/00, to be repurchased at $1,069,
                      collateralized by U.S. Treasury Bonds, 6.125% due
                      12/31/01, valued at $1,093 (Cost $1,069) ...........           1,069
                                                                           ----------------
TOTAL INVESTMENTS (97.9%) (Cost $190,160) ................................         180,959
                                                                           ----------------
OTHER ASSETS (2.3%)
  Interest Receivable ..................................... $       3,778
  Receivable for Portfolio Shares Sold ....................           473
  Other ...................................................             7           4,258
                                                            -------------
LIABILITIES (-0.2%)
  Investment Advisory Fees Payable ........................          (174)
  Payable for Portfolio Shares Redeemed ...................           (86)
  Distribution Fees Payable ...............................           (28)
  Administrative Fees Payable .............................           (24)
  Bank Overdraft Payable ..................................           (12)
  Directors' Fees and Expenses Payable ....................           (12)
  Custodian Fees Payable ..................................            (4)
  Other Liabilities .......................................           (34)           (374)
                                                            -------------- ----------------
NET ASSETS (100%) ......................................................   $       184,843
                                                                           ----------------
                                                                           ----------------
                                                                                    AMOUNT
                                                                                     (000)
-------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Paid in Capital ........................................................   $       199,375
Distributions in Excess of Net Investment Income .......................             (173)
Accumulated Net Realized Loss ..........................................           (5,158)
Unrealized Depreciation on Investments and Foreign Currency
  Translations .........................................................            (9,201)
                                                                           ----------------
NET ASSETS                                                                 $       184,843
                                                                           ----------------
                                                                           ----------------
CLASS A:
NET ASSETS .............................................................   $       136,386
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 12,889,010 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...............................   $         10.58
                                                                           ----------------
                                                                           ----------------
CLASS B:
NET ASSETS .............................................................           $48,457
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER SHARE
  Applicable to 4,591,160 outstanding $0.001 par value
  shares (authorized 500,000,000 shares) ...............................   $         10.55
                                                                           ----------------
                                                                           ----------------
-------------------------------------------------------------------------------------------

(a) -- Non-income producing security
(d) -- Security value at fair value -- See Note A-1 to financial statements.
(e) -- 144A security -- certain conditions for public resale may exist.
(f) -- Defaulted securities
(n) -- Step Bond -- coupon rate increases in increments to maturity. Rate disclosed is as of December 31, 1999. Maturity date disclosed is the ultimate maturity date.
PIK -- Payment-In-Kind. Income may be received in additional securities or cash at the discretion of the issuer.
Floating Rate -- The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at December 31, 1999.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                                       [CHART]

Fixed Rate Instruments                (96.1%)
Other                                  (1.7%)
Variable/Floating Rate Instruments     (2.2%)

COMPARISON OF THE CHANGE IN VALUE OF A $500,000** INVESTMENT
--------------------------------------------------------------------------------
[GRAPH]

                                       LEHMAN BROTHERS
                MUNICIPAL BOND              7-YEAR
                  PORTFOLIO-            MUNICIPAL BOND
                   CLASS A                 INDEX(1)
               ----------------        ---------------
5/01/91*          $500,000                $500,000
10/31/91          ________                ________
10/31/92          ________                ________
12/31/92          ________                ________
12/31/93          ________                ________
12/31/94          ________                ________
12/31/95          ________                ________
12/31/96          ________                ________
12/31/97          ________                ________
12/31/98          ________                ________
12/31/99          $626,816                $667,687

* Commencement of operations
**Minimum investment

In accordance with SEC regulations, Portfolio performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested.



PERFORMANCE COMPARED TO THE LEHMAN
7-YEAR MUNICIPAL BOND INDEX(1)
-----------------------------------------

                                                        TOTAL RETURNS(2)
                                             -----------------------------------
                                               ONE                AVERAGE ANNUAL
                                              YEAR               SINCE INCEPTION
                                             ------            -----------------
Portfolio--Class A.......................    -1.79%                 4.67%
Index....................................    -0.14                  6.02

1. The Lehman 7-Year Municipal Bond Index consists of investment grade bonds with maturities between 6-8 years, rated BAA or better. All bonds have been taken from issues of at least $50 million in size sold within the last five years.

2. Total returns for the Portfolio reflect expenses waived and reimbursed, if applicable, by the Adviser. Without such waiver and reimbursement, total returns would be lower.

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

The Municipal Bond Portfolio seeks high current income consistent with preservation of principal through investment in a portfolio consisting primarily of intermediate and long-term investment grade municipal obligations, the interest on which is exempt from Federal income tax.

For the year ended December 31, 1999, the Portfolio had a total return of -1.79% for the Class A shares compared to -0.14% for the Lehman 7-Year Municipal Bond Index (the "Index"). For the period from inception on January 18, 1995 through December 31, 1999, the average annual total return for the Class A shares was 4.67% compared to 6.02% for the Index. As of December 31, 1999 the Portfolio had a SEC 30-day yield of 4.97% for the Class A shares.

The Portfolio closely matched the performance of the Index during the fourth quarter but lagged the Index for the year. Portfolio performance was hampered by a significant amount of redemption activity driven by investors taking advantage of fixed income losses to offset realized equity gains.


In what was a tough year for the U.S. fixed income markets, the municipal bond market managed to outperform the U.S. Treasury market. Municipal bonds with maturities of five years or less posted positive total returns for the year. Bonds maturing beyond five years didn't fare as well, with the longer the maturity the worse the performance. Long-term AAA municipal bonds started the year yielding 4.94% and ended the year at a yield of 5.93%, an increase that compares favorably to the 30-year Treasury's more dramatic movement from 5.09% to 6.48%.

The U.S. fixed income market ended the century on a less than memorable note. The year 1999 will go on record as the second worst year in the fixed income markets in recent memory (1994 has the dubious distinction of being the worst). Bond market activity was driven during the year by the threat of inflation and the fear of real and perceived Federal Reserve rate hikes. The seventy-five basis point increase in the targeted Federal Funds rate, spread out over the course of the year, took its toll on the bond market.



--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN
THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. THE INFORMATION CONTAINED IN THIS OVERVIEW REGARDING SPECIFIC SECURITIES IS FOR INFORMATIONAL PURPOSES
ONLY AND SHOULD NOT BE CONSTRUED AS A RECOMMENDATION TO PURCHASE OR SELL THE SECURITIES MENTIONED. THE PERFORMANCE RESULTS PROVIDED ARE FOR INFORMATIONAL PURPOSES ONLY AND SHOULD NOT BE CONSTRUED AS A GUARANTEE OF THE PORTFOLIO'S FUTURE PERFORMANCE. PAST PERFORMANCE SHOWN IS NOT PREDICTIVE OF FUTURE PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR
ORIGINAL COST. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

--------------------------------------------------------------------------------
Municipal Bond Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO (CONT.)

The municipal bond market's outperformance during the year was mainly a function of supply and demand remaining in check. Total issuance of $225.8 billion, although a 21% decrease from 1998's level, represents the fourth busiest year on record. The demand side of the equation was led by the individual investor. Historically, demand in the municipal market has been driven by property and casualty insurance companies and municipal bond funds. During 1999 the demand side shifted. Property and casualty insurance companies, due to operating losses, could not take full advantage of tax-exempt income and individuals were net sellers of bond funds during the year. Crossover buyers, experiencing losses across their fixed income holdings, appeared to seek better returns outside the fixed income asset class. That said, the municipal market depended on individuals making direct purchases of bonds. Bonds with maturities of ten years and in with coupons close to par, especially from high tax states, were easily absorbed by individual investors. The longer end of the yield curve was a tougher sell, with the usual buyers (ex. long-term bond funds) sitting on the sidelines. This forced dealers to execute swaps (selling new issue deals by purchasing weaker structured outstanding bonds from customers). This, coupled with tax loss swapping, built up dealer inventories. At various times during the year this caused municipal bonds with maturities of fifteen years and out to trade at close to 100% of comparable maturity Treasury yields. Municipals ended the year on a strong note, as limited supply during December helped municipals outperform Treasuries as the year came to a close.

Looking forward to the New Year, we expect municipal new issue supply in 2000 to once again be led by new money issuance. Refunding bond volume during 2000 will likely be constrained, as it was during 1999, by the higher absolute level of interest rates. The education sector should continue to lead the way, as municipalities across the country must continue to deal with increasing enrollment levels and school facilities already beyond capacity limits. California and New York, as they have in the past, will probably remain the leading issuers of new issue supply among the states. With most state coffers full from record tax receipts courtesy of a strong U.S. economy, officials will look to push through as many things on their constituents "wish lists" as they can while the revenues are flowing.

The Federal Open Market Committee meets again in early February. Because the tight labor market biases the Fed to lean against continued rapid growth, the probability of a tightening move at that time is high. There also is the likelihood of one or more additional tightening moves during the course of the year. Yet the market has already discounted such actions: in fact, the current yield curve already discounts approximately 75 basis points of additional Fed tightening in 2000. With this degree of tightening already factored into the yield curve, and real yields at high levels, we believe there will be an opportunity to invest cash or extend out current maturities at what should be attractive bond yields.


Lori A. Cohane
PORTFOLIO MANAGER

January 2000

--------------------------------------------------------------------------------
                                                        Municipal Bond Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO
--------------------------------------------------------------------------------

 FACE
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (98.3%)
    FIXED RATE INSTRUMENTS (96.1%)
       $ 1,500      Connecticut State General Obligation Bonds,
                      Series E, 6.00%, 3/15/12 ......................... $1,592
           500      Fairfax County Virginia, Water Authority
                      Revenue Bonds, 6.00%, 4/01/22
                      Prerefunded 4/01/07 at 102 .......................    537
           500      Georgia State General Obligation Bonds,
                      Series F, 6.50%, 12/01/06 ........................    547
         1,000      Hawaii State General Obligation Bonds,
                      Series CJ, Revenue Bonds, 6.20%,
                      1/01/12 Prerefunded 1/01/05 at 100 ...............  1,059
         1,625      Michigan State Housing Development
                      Authority, Revenue Bonds,
                      Series A, 6.75%, 12/01/14 ........................  1,656
         1,400      Mississippi State General Obligation
                      Bonds, 6.00%, 2/01/09,
                      Prerefunded 2/01/05 at 100 .......................  1,468
           500      Municipal Assistance Corp. for City of New
                      York, New York, Revenue Bonds,
                      6.00%, 7/01/04 ...................................    524
           935      Ohio State Housing Finance Agency,
                      Residential Mortgage Revenue Bonds,
                      Series A-1, 6.20%, 9/01/14 .......................    954
           600      Salt Lake City Utah, General Obligation
                      Bonds, 6.375%, 6/15/11 ...........................    613
         1,500      Texas State Public Finance Authority,
                      Series A, 5.95%, 10/01/15,
                      Prerefunded 4/01/05 at 100 .......................  1,571
           500      Virginia State Housing Development
                      Authority, Commonwealth Mortgage
                      Revenue Bonds, Series B, 6.60%, 1/01/12 ..........    507
                                                                        --------
                                                                         11,028
                                                                        --------

    VARIABLE/FLOATING RATE INSTRUMENTS (2.2%)
           100      Louisiana Public Facilities Authority,
                      Industrial Revenue Bonds, 12/01/15 ...............    100
           150       New York City, New York,
                       General Obligation Bonds, 10/01/23 ..............    150
                                                                        --------
                                                                            250
                                                                        --------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $11,041) ............................ 11,278
                                                                        --------


                                                                         VALUE
                                                                         (000)
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (98.3%) (Cost $11,041) ...............................$11,278
                                                                        --------

OTHER ASSETS (2.0%)
    Cash ............................................   $46
    Interest Receivable .............................   187
    Receivable from Investment Advisor ..............     1
    Other ...........................................     1                 235
                                                        ----
LIABILITIES (0.3%)
    Professional Fees Payable .......................   (24)
    Administrative Fees Payable .....................    (5)
    Directors' Fees and Expenses Payable ............    (4)
    Custodian Fees Payable ..........................    (1)
    Other Liabilities ...............................    (1)                (35)
                                                        ----            --------
NET ASSETS (100%) ......................................................$11,478
                                                                        --------
                                                                        --------

NET ASSETS CONSIST OF:
Paid in Capital ........................................................$11,301
Distribution in Excess of Net Investment Income ........................     (4)
Accumulated Net Realized Loss ..........................................    (56)
Unrealized Appreciation on Investments .................................    237
                                                                        --------
NET ASSETS .............................................................$11,478
                                                                        --------
                                                                        --------

CLASS A:
NET ASSET VALUE, OFFERING AND REDEMPTION
      PRICE PER SHARE
      Applicable to 1,205,781 outstanding $0.001 par value
      shares (authorized 500,000,000 shares) ...........................  $9.52
                                                                        --------
                                                                        --------

--------------------------------------------------------------------------------
Prefunded Bonds--Outstanding bonds have been refunded to the first call date
  (prefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.

--------------------------------------------------------------------------------

SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE CLASSIFICATION

STATE                                 VALUE           PERCENT OF
                                      (000)           NET ASSETS
------------------------------------------------------------------------
Connecticut.........................  $1,592             13.9%
Georgia.............................     547              4.8
Hawaii..............................   1,059              9.2
Louisiana...........................     100              0.9
Michigan............................   1,656             14.4
Mississippi.........................   1,468             12.8
New York............................     674              5.9
Ohio................................     954              8.3
Texas...............................   1,571             13.7
Utah................................     613              5.3
Virginia............................   1,044              9.1
                                     -------             ----
                                     $11,278             98.3%
                                     -------             ----
                                     -------             ----

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Municipal Bond Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                                         [CHART]

Certificates of Deposit                 (12.2%)
Commercial Paper                        (63.8%)
Other                                   (10.6%)
U.S. Government & Agency Obligations    (13.4%)



COMPARATIVE MONTHLY AVERAGE YIELDS
------------------------------------------------

[GRAPH]



The Money Market Portfolio seeks to maximize current income and preserve capital while maintaining high levels of liquidity through investing in high quality money market instruments which have effective maturity of 397 days or less. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio as of December 31, 1999 were 5.33% and 5.47%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

Over the past year, economic growth remained robust as powerful consumer demand propelled sales of both new homes and motor vehicles to record highs. After real GDP increased, on average, by 3.8% during the first three quarters of the year, the economy displayed little evidence of slowing down in the fourth quarter. In fact, strong retail sales and industrial production figures released in December indicate that the U.S. economy retains a powerful head of steam heading into the New Year. Primarily as a result of surging crude oil prices, broad price measures experienced slight upward pressure during 1999. Through November, the Consumer Price Index (CPI), on a year-over-year change basis, rose by 2.6% as compared to 1.6% for all of 1998. However, excluding food and energy, CPI was up only 2.1% during the same time span as compared to 2.4% for all of 1998.

In contrast to the period of rather stable short-term interest rates which prevailed during most of the first half of 1999, the period beginning in late June through the end of the year produced a pattern of rising money market yields. The Federal Open Market Committee (FOMC) raised its target rate for federal funds by 25 basis points on three occasions, reversing the three similar cuts made in the second half of 1998 to stabilize financial markets following Russia's currency and debt crisis. Throughout most of the past year, our primary strategy has consisted of barbelling the maturity structure of the Portfolio between securities that were due near upcoming FOMC meeting dates and longer-term maturities with yields that better reflected crossover year- end yield premiums.

On December 31, 1999, approximately 64 percent of the Portfolio was invested in high quality commercial paper, 11 percent in Federal agency obligations, 3 percent in U.S. Treasury bills, 10 percent in overnight repurchase agreements, and 12 percent in short-term bank notes and negotiable certificates of deposit issued by financially


--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL REMAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.


--------------------------------------------------------------------------------
                                                          Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)


strong commercial banks. At December 31, the Portfolio's weighted average maturity was 32 days and 96% of holdings were due to mature in less than three months. Therefore, we believe the Portfolio is well positioned for stability of principal with a very high degree of liquidity. We always try to operate the Portfolio in a conservative manner without the use of derivatives or funding agreements. As always, the Portfolio continues to serve as a useful investment for liquidity, preservation of capital and a yield that reflects prevailing money market conditions.

Looking ahead, while we anticipate some moderation in the pace of economic activity during the year 2000, the current growth rate could remain stronger than the Federal Reserve believes desirable for the long run. As a result, future meetings of the FOMC could result in further upward adjustments for short-term interest rates. The Portfolio is well positioned to take advantage of money market yield levels which become available during the months ahead.

January 2000

--------------------------------------------------------------------------------
Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                                 AMORTIZED
AMOUNT                                                                  COST
(000)                                                                   (000)
--------------------------------------------------------------------------------
MONEY MARKET INSTRUMENTS (89.4%)
    CERTIFICATES OF DEPOSIT (12.2%)
        BANKS (12.2%)
   $   20,000  Bank of America 5.88%, 1/27/00 .....................   $  20,000
       50,000  Bank of Austria, New York 5.04%, 1/12/00 ...........      50,000
       30,000  Barclays Bank 6.01%, 1/03/00 .......................      30,000
       15,000  Chase Manhattan 5.60%, 1/24/00 .....................      15,000
       25,000  Commerzbank AG, New York 5.09%, 2/16/00 ............      24,999
       34,550  Deutsche Bank, New York 5.02%, 1/12/00 .............      34,550
       13,000  Deutsche Bank, New York 5.10%, 2/17/00 .............      12,999
       15,000  Dresdner Bank 6.15%, 1/06/00 .......................      15,000
       20,000  First Union National Bank 5.82%, 2/01/00 ...........      20,000
       25,000  First Union National Bank 5.83%, 1/10/00 ...........      25,000
       20,000  Fleet National Bank 6.06%, 2/29/00 .................      20,000
       25,000  Fleet National Bank 6.07%, 2/28/00 .................      25,000
       25,000  Fleet National Bank 6.08%, 2/22/00 .................      25,000
       20,000  U.S. Bank 5.85%, 1/18/00 ...........................      20,000
       20,000  U.S. Bank 6.00%, 1/31/00 ...........................      20,000
                                                                      ----------
    TOTAL CERTIFICATES OF DEPOSIT (Cost $357,548)                       357,548
    COMMERCIAL PAPER (63.8%)                                          ----------
        AUTOMOTIVE (5.1%)
       20,000  Daimler Chrysler North America Holding
                 Corp. 5.94%, 2/02/00 .............................      19,894
       25,000  Daimler Chrysler North America Holding
                 Corp. 5.96%, 2/02/00 .............................      24,868
       25,000  Daimler Chrysler North America Holding
                 Corp. 5.86%, 2/11/00 .............................      24,833
       50,000  Ford Motor Credit Corp. 6.01%, 1/03/00 .............      49,983
       30,000  Ford Motor Credit Corp. 5.81%, 1/07/00 .............      29,971
                                                                      ----------
                                                                        149,549
                                                                      ----------
        BANKING (8.0%)
       20,000  Bank of America 6.01%, 1/05/00 .....................      19,987
       25,000  Bank of America 5.97%, 2/23/00 .....................      24,780
       20,000  Bank of America 5.92%, 4/12/00 .....................      19,665
       30,000  Bank of New York 5.77%, 2/04/00 ....................      29,836
       25,000  Citicorp 5.84%, 1/14/00 ............................      24,947
       15,000  Citicorp 5.70%, 1/20/00 ............................      14,955
       30,000  Citicorp 5.95%, 2/08/00 ............................      29,812
       25,000  J.P. Morgan & Co. 5.80%, 1/25/00 ...................      24,903
       20,000  J.P. Morgan & Co. 5.90%, 2/08/00 ...................      19,875
       25,000  J.P. Morgan & Co. 5.78%, 3/22/00 ...................      24,675
                                                                      ----------
                                                                        233,435
                                                                      ----------
        COMPUTER HARDWARE (1.0%)
       30,000  IBM Credit Corp. 5.88%, 2/09/00 ....................      29,809
                                                                      ----------
        CONSTRUCTION/AGRICULTURAL EQUIPMENT/TRUCKS (0.7%)
       20,000  Jonh Deere Capital Corp. 5.91%, 2/07/00 ............      19,878
                                                                      ----------
        CONSUMER FINANCE (8.6%)
       35,000  American Express Credit Corp. 5.83%, 1/20/00 .......      34,892
       20,000  American Express Credit Corp. 5.92%, 2/15/00 .......      19,852
       15,000  American Express Credit Corp. 5.90%, 2/18/00 .......      14,882
       30,000  Household Finance Corp. 6.45%, 1/05/00 .............     $29,978
       25,000  New Center Asset Trust Corp. 5.73%,  2/10/00 .......      24,841
       25,000  New Center Asset Trust Corp. 5.75%, 2/11/00 ........      24,837
       25,000  New Center Asset Trust Corp. 5.80%, 3/21/00 ........      24,678
       25,000  Norwest Financial, Inc. 5.78%, 2/03/00 .............      24,868
       25,000  Norwest Financial, Inc. 5.72%, 2/07/00 .............      24,853
       15,000  Norwest Financial, Inc. 5.83%, 2/25/00 .............      14,866
       15,000  Norwest Financial, Inc. 6.00%, 3/10/00 .............      14,828
                                                                      ----------
                                                                        253,375
                                                                      ----------

        DIVERSIFIED FINANCIAL SERVICES (5.9%)
       25,000  Associates Corp. of North America 5.73%, 1/11/00 ...      24,960
       60,000  Associates First Capital Corp. 6.50%, 1/31/00 ......      59,675
       20,000  General Electric Capital Corp. 4.86%, 1/19/00 ......      19,951
       15,000  General Electric Capital Corp. 5.42%, 1/21/00 ......      14,955
       28,000  General Electric Capital Corp. 5.00%, 1/26/00 ......      27,903
       25,000  General Electric Capital Corp. 5.99%, 5/15/00 ......      24,439
                                                                      ----------
                                                                        171,883
                                                                      ----------

        DIVERSIFIED MANUFACTURING (1.3%)
       40,000  3M Corp. 6.00%, 3/30/00 ............................       39,407
                                                                      ----------
        FINANCE - CORPORATE (4.9%)
       30,000  Ciesco, LP 5.96%, 1/27/00 ..........................      29,871
       30,000  Ciesco, LP 5.80%, 1/28/00 ..........................      29,870
       20,000  Ciesco, LP 5.92%, 2/24/00 ..........................      19,822
       25,000  CIT Group, Inc. 6.01%, 1/04/00 .....................      24,988
       20,000  CIT Group, Inc. 6.00%, 1/04/00 .....................      19,990
       20,000  CIT Group, Inc. 5.93%, 1/07/00 .....................      19,980
                                                                      ----------
                                                                        144,521
                                                                      ----------
        INSURANCE (5.3%)
       50,000  MetLife Funding, Inc. 5.87%, 2/01/00 ...............      49,747
       25,000  MetLife Funding, Inc. 5.90%, 2/04/00 ...............      24,861
       30,000  Prudential Funding 5.84%, 1/13/00 ..................      29,942
       20,000  Prudential Funding 6.12%, 1/21/00 ..................      19,932
       30,000  Prudential Funding 5.99%, 1/26/00 ..................      29,875
                                                                      ----------
                                                                        154,357
                                                                      ----------
        INTEGRATED OIL COMPANIES (2.2%)
       65,000  Chevron USA, Inc. 6.51%, 1/11/00 ...................      64,882
                                                                      ----------
        INTERNATIONAL BANKS (6.5%)
       40,000  Deutsche Bank, Financial Inc. 5.50%,
               1/13/00 ............................................      39,927
       40,000  Dresdner U.S. Finance 6.34%, 1/03/00 ...............      39,986
       20,000  Societe Generale North America Inc., New
               York 6.25%, 1/06/00 ................................      19,983
       40,000  Toronto Dominion Holdings 5.60%, 2/29/00 ...........      39,633
       50,000  UBS Finance, Inc. 5.00%, 1/05/00 ...................      49,972
                                                                      ----------
                                                                        189,501
                                                                      ----------


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                          Money Market Portfolio


                                      139

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------


 FACE                                                                 AMORTIZED
AMOUNT                                                                  COST
(000)                                                                   (000)
--------------------------------------------------------------------------------
    INVESTMENT BANKERS/BROKERS/SERVICES (4.7%)
 $ 20,000 Goldman Sachs Group, Inc. 6.00%, 1/14/00 ................   $  19,957
   25,000 Goldman Sachs Group, Inc. 5.98%, 2/03/00 ................      24,863
   25,000 Goldman Sachs Group, Inc. 5.96%, 2/04/00 ................      24,859
   10,000 Merrill Lynch & Co. 5.96%, 1/28/00 ......................       9,955
   35,000 Merrill Lynch & Co.5.87%, 2/10/00 .......................      34,772
   25,000 Merrill Lynch & Co. 5.94%, 2/28/00 ......................      24,761
                                                                      ----------
                                                                        139,167
                                                                      ----------
    OILFIELD SERVICES/EQUIPMENT (2.9%)
   35,000 Halliburton Co. 6.45%, 1/04/00 ..........................      34,981
   50,000 Halliburton Co. 6.45%, 1/10/00 ..........................      49,920
                                                                      ----------
                                                                         84,901
                                                                      ----------
    TELECOMMUNICATIONS (6.7%)
   40,200 AT&T Capital Corp. 5.00%, 1/06/00 .......................      40,172
   30,000 AT&T Capital Corp. 6.40%, 1/19/00 .......................      29,904
   50,000 Bell South Telecommunications 6.05%, 2/18/00 ............      49,597
   28,500 Bell South Telecommunications 6.07%, 2/23/00 ............      28,245
   50,000 Motorola Inc. 5.20%, 1/27/00 ............................      49,812
                                                                      ---------
                                                                        197,730
                                                                      ----------
TOTAL COMMERCIAL PAPER (Cost $1,872,395)                              1,872,395
                                                                      ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (13.4%)
    U.S. AGENCY DISCOUNT NOTES (10.8%)
   25,000 Federal Home Loan Bank 4.77%, 3/16/00 ...................      24,752
   35,000 Federal Home Loan Bank 5.01%, 4/28/00 ...................      34,995
   40,000 Federal Home Loan Mortgage Corp. 1.40%, 1/03/00 .........      39,997
   75,000 Federal Home Loan Mortgage Corp. 4.75%, 1/14/00 .........      74,871
   50,000 Federal Home Loan Mortgage Corp. 5.55%, 2/25/00 .........      49,580
   50,000 Federal National Mortgage Assoc. 5.54%, 2/24/00 .........      49,587
   25,000 Federal National Mortgage Assoc. 5.75%, 6/22/00 .........      24,309
   20,000 Federal National Mortgage Assoc. 5.63%, 11/20/00 ........      18,987
                                                                      ----------
                                                                        317,078
                                                                      ----------
    U.S. TREASURY SECURITIES (2.6%)
   75,000 U.S. Treasury Bill 4.52%, 1/13/00 .......................      74,895
                                                                      ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
(Cost $391,973) ...................................................     391,973
                                                                      ----------
TOTAL MONEY MARKET INSTRUMENTS (Cost $2,621,916) ..................   2,621,916
                                                                      ----------
SHORT-TERM INVESTMENT (10.3%)
    REPURCHASE AGREEMENT (10.3%)
 $301,840  J.P. Morgan & Co., 2.75%, dated
           12/31/99, due 1/03/00, to be repurchased at $301,909,
           collateralized by U.S. Treasury Bonds having various
           maturities and interest rates valued at $307,877
           (Cost $301,840) ........................................  $  301,840
                                                                      ----------
TOTAL INVESTMENTS (99.7%) (Cost $2,923,756) .......................   2,923,756
                                                                      ----------

OTHER ASSETS (0.4%)
    Cash .......................................    $    30
    Interest Receivable ........................     10,259
    Other ......................................         30              10,319
                                                     ------
LIABILITIES (-0.1%)
    Investment Advisory Fees Payable ...........     (1,829)
    Administrative Fees Payable ................       (358)
    Dividends Payable ..........................       (144)
    Directors' Fees and Expenses Payable .......       (119)
    Custodian Fees Payable .....................        (44)
    Other Liabilities ..........................       (265)             (2,759)
                                                     ------          ----------
NET ASSETS (100%) .................................................  $2,931,316
                                                                      ----------
                                                                      ----------
NET ASSETS CONSIST OF:
Paid in Capital ...................................................  $2,931,607
Undistributed Net Investment Income ...............................           4
Accumulated Net Realized Loss .....................................        (295)
                                                                      ----------
NET ASSETS ........................................................  $2,931,316
                                                                      ----------
                                                                      ----------
NET ASSET VALUE, OFFERING AND REDEMPTION
    PRICE PER SHARE
    Applicable to 2,931,802,567 outstanding $0.001 par
    value shares (authorized 4,000,000,000 shares) ................  $     1.00
                                                                      ----------
                                                                      ----------

--------------------------------------------------------------------------------

Floating Rate Security--The interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect at December 31, 1999.
Maturity dates disclosed for Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Interest rates disclosed for Commercial Paper and Agency Discount Notes represent effective yields at December 31, 1999.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO


COMPOSITION OF NET ASSETS (AT DECEMBER 31, 1999)
------------------------------------------------

                                         [CHART]

Commercial Paper                        (34.7%)
Daily Variable Rate Bonds               (20.3%)
Notes                                    (7.3%)
Other                                    (0.5%)
Weekly Variable Rate Bonds              (37.2%)


COMPARATIVE MONTHLY AVERAGE YIELDS
------------------------------------------------

[GRAPH]

           IBC Municipal
            Money Fund      Municipal Money
            Comparable     Market Portfolio
              Yields        30 day yields
           -------------   -----------------
Jan            2.8%              3.0%
Feb           _____             _____
Mar           _____             _____
Apr           _____             _____
May           _____             _____
Jun           _____             _____
Jul           _____             _____
Aug           _____             _____
Sep           _____             _____
Oct           _____             _____
Nov           _____             _____
Dec           3.11%             3.17%

-----------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDANT ACCOUNTATNS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARUNTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.

The Municipal Money Market Portfolio seeks to maximize current tax-exempt income and preserve capital. The Investment Advisor and Sub-Advisor seek these objectives by investing in high quality municipal money market instruments which earn interest exempt from Federal income tax and by maintaining high levels of liquidity. The Portfolio will purchase only securities having a remaining maturity of 397 days or less. Typically, the Portfolio will invest at least 80% of its assets in tax-exempt municipal securities. The Portfolio will not invest in municipal obligations that pay interest subject to the alternative minimum tax. The Portfolio is expected to maintain a net asset value of $1.00 per share. There can be no assurance, however, that the Portfolio will be successful in maintaining a net asset value of $1.00 per share.

The seven day yield and seven day effective yield (which assumes an annualization of the current yield with all dividends reinvested) for the Portfolio at December 31, 1999 were 3.84% and 3.91%, respectively. The seven day taxable equivalent yield and seven day taxable equivalent effective yield for the Portfolio at December 31, 1999, assuming Federal income tax rate of 39.6% (maximum rate) were 6.36% and 6.47%, respectively. As with all money market portfolios, the seven day yields are not necessarily indicative of future performance.

Tax-free money market yields moved higher throughout the course of 1999, following the trend in the taxable money market. Although the year began amid fears of a global recession, the economic problems overseas abated as the year progressed. At the same time the U.S. economy, led by consumer demand, continued to experience robust growth. The stage was set for the Federal Reserve Board to change monetary policy and remove the liquidity it had provided during the 1998 international economic crisis. Between June and November, the Fed raised the federal funds rate target a total of 75 basis points, from 4.75% to 5.50%.

Within the municipal money market, the upward course of interest rates was most obvious among longer fixed rate instruments. One year yields fell modestly at the outset of the year helped by heavy seasonal cash inflows. The Bond Buyer One Year Note Index, a benchmark indicator for the longest maturities in the tax-free money market sector, registered its low for the year of 2.88% in February. For the balance of the year, one-year yields trended upward. At the end of December 1999 the Index stood at 3.97%, 94 basis points above the level at the end of 1998. The ratio of the One Year Note Index to the yield for one-year U.S. Treasury bills was 67 percent at year end, just slightly above the level of 66 percent one year earlier. A stable ratio means that performance of securities in this sector of the municipal


--------------------------------------------------------------------------------
CERTAIN INFORMATION APPEARING IN THIS INVESTMENT OVERVIEW IS UNAUDITED. ACCORDINGLY, THE REPORT OF INDEPENDENT ACCOUNTANTS APPEARING ELSEWHERE IN THIS REPORT DOES NOT EXTEND TO THIS INFORMATION. INVESTMENTS IN SHARES OF THE PORTFOLIO ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE PORTFOLIO WILL REMAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE. YIELDS WILL FLUCTUATE AS MARKET CONDITIONS CHANGE.


--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
INVESTMENT OVERVIEW
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)


market has tracked the performance of Treasuries with comparable maturities.

Yields also moved higher for daily and weekly variable rate demand obligations (VRDOs) but within widely fluctuating bands. Yields for these instruments are driven for the most part by changing cash flows and are subject to much larger swings than yields for longer fixed-rate investments. Weekly VRDO yields moved over a range of nearly 300 basis points during the year. The low of 2.20% was set in early February when cash inflows were strong. The high of 5.00% came in late December amid Y2K uncertainty and expectations for the usual seasonal redemptions. Reflecting the overall rise in interest rates, however, the average yield for weekly VRDOs was 4.15% for the month of December 1999, up 70 basis points from an average of 3.45% in December 1998.

Assets of the Portfolio increased more than 41% during 1999. At the end of the year net assets totaled $1,403 million. During the fourth quarter, asset allocation leaned toward investments in highly liquid daily and weekly VRDOs. The emphasis on liquidity was prompted by anticipated seasonal cash outflows as well as the uncertainty arising from the Y2K changeover. At the end of December, the weighted average maturity of the Portfolio stood at 27 days, down moderately from 33 days six months earlier. We anticipate additional increases in the federal funds rate target in the period ahead. Average portfolio maturity will be monitored with an eye toward the Fed's stance on monetary policy.

January 2000

--------------------------------------------------------------------------------
Municipal Money Market Portfolio


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
--------------------------------------------------------------------------------

 FACE                                                                 AMORTIZED
AMOUNT                                                                  COST
(000)                                                                   (000)
--------------------------------------------------------------------------------
TAX-EXEMPT INSTRUMENTS (99.5%)
   FIXED RATE INSTRUMENTS (42.0%)
       NOTES (7.3%)
$    10,000 Arizona School District Tax Anticipating
              Notes, 4.05%, 7/31/00 ..............................     $ 10,026
      8,765 Dallas, Texas, Refg & Impr, 4.00%, 2/15/00 ...........        8,778
     15,000 Harris County, Texas, 4.00%, 2/29/00 .................       15,013
     10,000 Idaho, Series 1999 TANS, 4.25%, 6/30/00 ..............       10,041
      6,050 Indianapolis Local Public Improvement Bond
              Bank, Indiana, Series 1999 D Notes,
              4.00%, 1/10/00 .....................................        6,075
     10,000 Iowa School Corporations, Warrant
              Certificates Series 1999-00 A (FSA),
              4.00%, 6/23/00 .....................................       10,074
     10,000 Kentucky Asset/Liability Commission,
              Series 1999 A TRANS, 4.25%, 6/28/00 ................       10,041
     10,000 Massachusetts Bay Transportation
              Authority,  3.50%, 2/25/00 .........................       10,000
     10,000 New Mexico, Series 1999-2000 TRANS,
              4.00%, 6/30/00 .....................................       10,037
     10,000 Texas State Tax & Revenue,
              4.50%, 8/31/00 .....................................       10,051
      3,100 Wake County, North Carolina,
              Public Improvement Bond, 4.50%, 3/01/00 ............        3,108
                                                                      ----------
                                                                        103,244
                                                                      ----------
      COMMERCIAL PAPER (34.7%)
           Baltimore County, Maryland, Cons Series 1995,
     4,000    3.85%, 1/14/00 .....................................       4,000
    15,000    3.85%, 2/03/00 .....................................      15,000
     8,900 Cuyahoga County, Ohio, Cleveland Clinic
              Foundation Series 1997 D, 4.70%, 1/01/16 ...........       8,900
     7,400 Honolulu City & County, Hawaii,
              Series 1998 BANS, 3.80%, 1/18/00 ...................       7,400
     4,100 Honolulu City & County, Hawaii,
              Series 1998 BANS, 3.65%, 3/07/00 ...................       4,100
           Houston, Texas,
    13,000    Series 1996 B, 3.70%, 1/19/00 ......................      13,000
    12,600    Series 1996 B, 3.80%, 1/27/00 ......................      12,600
    12,000    Series 1996 B, 3.75%, 2/22/00 ......................      12,000
     2,000    Series 1996 B, 3.85%, 2/22/00 ......................       2,000
    10,000 Houston, Texas, Water & Sewer,
              Series A, 3.85%, 2/16/00 ..........................       10,000
     9,000 Illinois Educational Facility Authority,
              Pooled Financing, 3.75%, 1/25/00 ...................       9,000
           Intermountain Power Agency, Utah,
    10,000    3.625%, 3/15/00 ....................................      10,000
     8,500    3.75%, 7/01/14 .....................................       8,500
     8,200 Jefferson County, Kentucky, Louisville
              Gas & Electric Co., Series A, 3.80%, 1/12/00 .......       8,200
           Kentucky Asset/Liability Commission,
    11,400    3.65%, 3/02/00 .....................................      11,400
    13,900    3.75%, 3/08/00 .....................................      13,900
    10,000 King County, Washington, Sewer
              Series A, 3.85%, 1/26/00 ..........................       10,000
           Las Vegas Valley Water District, Nevada,
$    6,000    3.80%, 2/07/00 .....................................       6,000
    10,000    3.80%, 2/09/00 .....................................      10,000
     4,000 Lincoln County, Wyoming, Series 1991,
              3.80%, 1/19/00 .....................................       4,000
     6,000 Lincoln, Nebraska, Lincoln Electric,
             Series 1995, 3.80%, 1/13/00 .........................       6,000
    10,000 Louisiana Pubic Finance Authority,
             Series B,  3.80%, 2/24/00 ...........................      10,000
           Louisiana, Series 1991 A,
    11,000    3.80%, 2/07/00 .....................................      11,000
     7,500    3.75%, 2/09/00 .....................................       7,500
    15,000 Massachusetts Industrial Finance Agency,
              Series 1993 B, 3.80%, 2/17/00 ......................      15,000
    15,000 Montgomery County, Maryland, Series
              1995 BANS, 3.65%, 1/13/00 ..........................      15,000
    10,000 Montgomery County, Maryland, Series 1995,
              3.80%, 1/18/00 .....................................      10,000
     9,400 Montgomery County, Pennsylvania,
              Series 1994 A, 3.80%, 1/25/00 ......................       9,400
    13,000 Nebraska Public Power District, Series A,
              3.75%, 2/16/00 .....................................      13,000
           New Jersey Fiscal 2000, Series A,
    15,000    3.90%, 2/09/00 .....................................      15,000
    15,600    3.75%, 2/17/00 .....................................      15,600
     8,000 New York City Municipal Water Finance, Series #5,
              3.85%, 1/11/00 .....................................       8,000
    12,250 New York State Power Authority, Series #2,
              3.70%, 2/10/00 .....................................      12,250
     5,600 North Central Texas Health Facilities Development
              Corp., Series C, 4.55%, 12/01/15 ...................       5,600
     5,000 Oklahoma City Industrial & Cultural Facilities
              Trust, SSM Healthcare Series 1998 B (MBIA),
              3.60%, 1/02/00 .....................................       5,000
     8,000 Orlando, Florida Water & Electric Utilities
              Commission, Series A, 3.80%, 2/22/00 ...............       8,000
     6,000 Petersburg, Indiana, Indianapolis Power & Light
              Co. Series 1991, 3.75%, 2/08/00 ....................       6,000
    10,000 Platte River Power Authority, Colorado, Electric
              Sub Lien S-1, 3.75%, 2/14/00 .......................      10,000
    19,750 Port Authority New York & New Jersey, Revenue
              Bonds 4.35%, 5/01/19 ...............................      19,750
    12,245 Port of Seattle, Washington, Series A,
              3.75%, 3/09/00 .....................................      12,245
     9,550 Rochester, Minnesota, Mayo Foundation/Mayo
              Medical Center, 3.80%, 2/23/00 .....................       9,550
     6,750 Seattle, Washington, Municipal Light & Power,
              Series 1996, 3.90%, 2/14/00 ........................       6,750
           South Carolina Public Service Authority,
              Santee Cooper, Series 1998,
     5,900    3.70%, 2/23/00 .....................................       5,900
    15,000    3.80%, 2/15/00 .....................................      15,000
     4,900 St. Lucie County, Florida, Florida Power & Light
              Co., Series 1992, 3.75%, 1/12/00 ...................       4,900


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio


                                      143


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                 AMORTIZED
AMOUNT                                                                  COST
(000)                                                                   (000)
--------------------------------------------------------------------------------
    FIXED RATE INSTRUMENTS (CONT.)
          COMMERCIAL PAPER (CONT.)
           Sunshine State Governmental Financing Commission, Florida,
$    4,125    Series A, 3.80%, 2/08/00 ...........................      $4,125
    10,000    Series B, 3.85%, 2/08/00 ...........................      10,000
     9,100 Sweetwater County, Wyoming, Pacificorp,
              3.80%, 2/10/00 .....................................       9,100
    14,000 Tennessee School Board Authority, Series A,
              3.80%, 1/26/00 .....................................      14,000
     7,000 Texas Public Finance Authority, Series 1993 A,
              3.85%, 2/17/00 .....................................       7,000
     1,095 Washington Suburban Sanitation District, Maryland,
              Second Series, 8.00%, 1/01/00 ......................       1,095
     5,310 Wisconsin Transportation Notes,  3.80%, 2/10/00 .......       5,310
                                                                      ----------
                                                                       487,075
                                                                      ----------
TOTAL FIXED RATE INSTRUMENTS (COST $590,319) .....................     590,319
VARIABLE/FLOATING RATE INSTRUMENTS (57.5%)                            ----------
   DAILY VARIABLE RATE BONDS (20.3%)
     4,400 California Pollution Control Financing Authority,
              4.25%, 11/01/26 ....................................       4,400
       600 California Statewide Communities Development
              Authority, 4.25%, 8/15/27 ..........................         600
     5,300 Collier County Health Facilities Authority, Florida,
              Authority Revenue Bonds, 4.70%, 1/01/33 ............       5,300
           Cuyahoga County, Ohio, Cleveland Clinic Foundation,
              Series 1997 D,
    14,175    4.80%, 1/01/26 .....................................      14,175
     7,000    5.65%, 1/15/29 .....................................       7,000
     2,100 Delaware County Industrial Development Authority,
              4.80%, 10/01/19 ....................................       2,100
     2,600 Delta County Economic Development Corporation,
              Michigan, Mead-Escanaba Paper Co.,
              Series 1985 C, 4.95%, 12/01/23 .....................       2,600
     6,950 East Baton Rouge Parish, Louisiana, Exxon Corp.,
              4.80%, 3/01/22 .....................................       6,950
       700 Farmington, New Mexico, Pollution Control,
              Series A, 4.70%, 5/01/24 ...........................         700
     7,000 Forsyth, Montana, Pacificorp, 4.50%, 1/01/18 ..........       7,000
     2,600 Hapeville Development Authority, Georgia,
              Hapeville Ltd., Series 85, 5.00%, 11/01/15 .........       2,600
    13,745 Harris County, Texas, Health Facilities
              Development Corp., 4.80%, 2/15/27 ..................      13,745
     7,485 Idaho Health Facilities Authority, 4.70%, 5/01/22 .....       7,485
           Illinois Health Facilities Authority
     4,665    4.75%, 11/01/20 ....................................       4,665
    17,700    4.75%, 8/15/25 .....................................      17,700
    16,500    5.00%, 5/15/29 .....................................      16,500
     2,000 Irvine Ranch Water District, California, Cons Refg,
              Series 1985 B, 4.00%, 10/01/09 .....................       2,000
$   10,000 Jackson County, Mississippi, Chevron USA Inc.,
              Series 1993, 3.85%, 6/01/23 ........................     $10,000
     9,240 Jacksonville Pollution Control Financing Authority,
              Florida, Power & Light Co., Series 1995,
              4.00%, 5/01/29 .....................................       9,240
     6,200 Lehigh County General Purpose Authority, Lehigh
              Valley Health, Series 1999 B, 4.75%, 7/01/28 .......       6,200
       600 Lehigh County, Pennsylvania, 4.75%, 7/01/29 ...........         600
     2,100 Lincoln County, Wyoming, Exxon Corp. Series 1984
              B & D, 4.70%, 11/01/14 .............................       2,100
     3,000 Long Island Power Authority, New York, Electric
              System Sub-series 6, 4.70%, 5/01/33 ................       3,000
     6,400 Louisiana Public Facilities Authority, Kenner
              Hotel, Series 85, 5.00%, 12/01/15 ..................       6,400
     1,800 Maricopa County, Arizona, Arizona Public Service
              Co., Series 1994 F, 4.80%, 5/1/29 ..................       1,800
           Massachusetts Health & Educational Facilities Authority,
    18,000 Capital Asset, Series D, 4.90%, 1/01/35 ...............      18,000
     1,900 Harvard University, Series 1985 L, 5.40%, 2/01/16 .....       1,900
     1,500 Metropolitan Nashville Airport Authority, Series B,
              4.80%, 10/01/12 ....................................       1,500
           Missouri Health & Educational Facilities Authority,
    10,800    4.70%, 6/01/15 .....................................      10,800
     2,200    5.65%, 9/01/30 .....................................       2,200
     3,900 New Jersey Economic Development Authority,
              4.70%, 11/01/26 ....................................       3,900
     2,020 New York City Cultural Resources Trust, New York,
              Revenue Bonds, Series B, 4.75%, 12/01/15 ...........       2,020
           New York State, Electric & Gas,
     2,800    Series 1994 D, 4.65%, 10/01/29 .....................       2,800
     1,900    Series 1995, 4.65%, 6/01/29 ........................       1,900
           Ohio Air Quality Development Authority, Cincinnatti
              Gas & Electric Co. Series 1985,
     3,200    A, 4.50%, 12/01/15 .................................       3,200
     4,100    B, 4.85%, 9/01/30 ..................................       4,100
    20,500 Oregon State, Series 73F, 5.65%, 12/01/17 .............      20,500
     2,400 Peninsula Ports Authority of Virginia, Dominion
              Terminal Assn., Series 1987 D, 4.95%, 7/01/16 ......       2,400
     3,045 Pennsylvania State Higher Education Facilities
              Authority, Colleges & Universities,
              4.85%, 10/01/09 ....................................       3,045
     3,200 St. Charles Parish, Louisiana, Pollution Control,
              4.80%, 10/01/25 ....................................       3,200
    16,100 St. Lucie County, Florida, Pollution Control,
              4.50%, 1/01/26 .....................................      16,100
     3,600 Tempe, Arizona, Excise Tax Series 1998,
              4.90%, 7/01/23 .....................................       3,600


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Municipal Money Market Portfolio


                                      144


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                 AMORTIZED
AMOUNT                                                                  COST
(000)                                                                   (000)
--------------------------------------------------------------------------------
VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
   DAILY VARIABLE RATE BONDS (CONT.)
$      300 Texas Water Development Board, Revolving Fund,
              Series 1992 A, 4.80%, 3/01/15 ......................    $    300
    10,000 Utah County, Utah Environmental Improvement,
              3.85%, 11/01/17 ....................................      10,000
    19,715 Washington State Health Care Facilities
              Authority, 4.80%, 2/15/27 ..........................      19,715
                                                                      ----------
                                                                       286,040
                                                                      ----------
   WEEKLY VARIABLE RATE BONDS (37.2%)
     3,500 Ascension Parish, Louisiana, Borden Inc.,
              Series 1992, 5.55%, 12/01/09 .......................       3,500
    10,200 Birmingham, Alabama, Special Care Health Facilities
              Authority, 0.00%, 9/01/18 ..........................      10,200
                  Burke County Development Authority, Georgia,
    10,380    Oglethorpe Power Co., Series 1993 A, 5.40%, 1/01/16       10,380
     8,900    Pollution Control, 4.75%, 7/01/24 ..................       8,900
     5,300 Charlotte, North Carolina, Airport Series 1993 A
              (MBIA) 5.15%, 7/01/16 ..............................       5,300
           Clark County, Nevada, Airport Impr Refg,
    17,700    Series 1993 A, 5.20%, 7/01/12 ......................      17,700
     6,100    Series B-2, 3.70%, 7/01/29 .........................       6,100
    13,400 Clarksville, Tennessee, Public Building Authority,
              0.00%, 10/01/25 ....................................      13,400
     2,500 Columbia, Missouri, Special Series 1988,
              5.25%, 6/01/08 .....................................       2,500
           Connecticut Health & Educational Facilities Authority,
              Yale University,
    20,000    Series T-1, 5.10%, 7/01/29 .........................      20,000
    20,000    Series T-2, 5.10%, 7/01/27 .........................      20,000
           Connecticut,
    18,275    Series 1, 5.70%, 12/01/10 ..........................      18,275
     7,315    Series 1997 B, 5.10%, 5/15/14 ......................       7,315
     1,800 Dade County Health Facilities Authority, Florida,
              Miami Children's Hospital, Series 1995,
              5.35%, 1/01/16 .....................................       1,800
    10,500 Dade County, Florida, Water & Sewer System,
              Series 1994 (FGIC), 4.75%, 10/05/22 ................      10,500
     4,000 Fulton County Development Authority, Georgia,
              4.75%, 8/01/17 .....................................       4,000
     2,400 Glynn Brunswick Memorial Hospital Authority, Georgia,
              Series 1996, 5.15, 8/01/16 .........................       2,400
           Harris County, Texas,
    18,600    Industrial Development Corp., 5.80%, 2/01/20 .......      18,600
     5,000    Toll Road Unlimited Tax Sub Lien, Series 1994 G,
              5.65%, 8/01/20, ....................................       5,000
     5,000    Toll Road Unlimited Tax Sub Lien, Series 1994 H,
              5.65%, 8/01/20 .....................................       5,000
           Illinois Development Finance Authority,
$    3,500    Chicago Symphony, Revenue Bonds, 5.35%, 6/01/31 ....       3,500
     5,000    Con Edison Co., Series C, 5.65%, 3/01/09 ...........       5,000
     5,000    Museum of Contemporary Art, 5.35%, 2/01/29 .........       5,000
    13,110 Jacksonville Health Facilities Authority, Florida,
              Charity Obligated Group,
              Series 1997 C (MBIA), 4.75%, 8/15/19 ...............      13,110
     4,000 Jefferson Parish, Louisiana, Hospital Service
              District No. 001, West Jefferson Medical Center,
              Series 1986, 3.70%, 1/01/26 ........................       4,000
     5,790 Louisiana Public Facilities Authority, College & ......
              University Equipment, Series A, 5.50%, 9/01/10             5,790
     8,600 Maryland Health & Educational Facilities, John Hopkins
              Hospital, Series 1997 A, 5.40%, 7/01/27 ............       8,600
     2,400 Massachusetts Health & Educational Facilities
              Authority Capital Asset Series G-1, 4.90%, 1/01/19 .       2,400
    19,400 Massachusetts State Water Authority, Series B,
              5.50%, 8/01/28 .....................................      19,400
    19,000 Massachusetts State, 5.50%, 9/01/16 ...................      19,000
    18,900 Massachusetts, Series 1997 B, 5.25%, 8/01/15 ..........      18,900
     2,400 Meckenburg County, North Carolina, Series C,
              5.30%, 3/01/15 .....................................       2,400
     2,600 Midlothian Industrial Development Corporation,
              Texas, Box-Crow Cement Co., 5.50%, 12/01/09 ........       2,600
    13,400 Minneapolis, Minnesota, 4.65%, 12/01/18 ...............      13,400
     1,000 Minnetonka, Minnesota, Multifamily Cliffs
              Ridgedale, Series 1995, 5.50%, 9/15/25 .............       1,000
           Missouri Health & Educational Facilities Authority
    12,300    Sisters of Mercy Health System, Series 1995 B,
              5.65%, 12/01/16 ....................................      12,300
     2,000    Washington University, Series 1984, 5.65%, 9/01/09 .       2,000
           Municipal Electric Authority, Georgia,
      4,000   5.55%, 1/01/26 .....................................       4,000
      3,000   Series 1985 C, 5.80%, 3/01/20                              3,000
     25,000 New Jersey Educational Facilities Authority,
              College of New Jersey, Series 1999 A (AMBAC),
              5.35%, 7/01/29 .....................................      25,000
     19,100 New Jersey State Turnpike Authority, Series D,
              5.00%, 1/01/18 .....................................      19,100
      2,100 New York City Transitional Finance Authority,
              New York, Fiscal Series 1999 A, Sub-series
              A-1, 5.50%, 11/15/28 ...............................       2,100
      2,900 New York City, New York, Fiscal Series 1993 A,
              Sub-series A-1, 5.45%, 8/01/19 .....................       2,900
      5,000 New York State Housing Finance Agency,
              Series 1998 A, 5.70%, 3/15/28 ......................       5,000


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio


                                      145


[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

 FACE                                                                 AMORTIZED
AMOUNT                                                                  COST
(000)                                                                   (000)
--------------------------------------------------------------------------------
VARIABLE/FLOATING RATE INSTRUMENTS (CONT.)
  WEEKLY VARIABLE RATE BONDS (CONT.)
           New York State Local Government Assistance Corporation,
              Series 1995,
$   25,000    G, 5.00%, 4/01/25 ..................................... $ 25,000
     2,900    D, 5.20%, 4/01/25 .....................................    2,900
     9,650 North Carolina Medical Care, Commission Pooled
              Financing, Series 1985, 5.10%, 12/01/25 ............       9,650
     3,900 Nueces County Health Facilities Developmental
              Corporation, Texas, Driscoll Childrens'
              Foundation, Series 1985, 5.55%, 7/01/15 ............       3,900
     3,700 Ohio State University, General Receipts,
              Series 1997, 4.90%, 12/01/07 .......................       3,700
     4,500 Oklahoma State Water Reserve Board Program,
              3.80%, 9/01/24 .....................................       4,500
     4,300 Port of Corpus Christi Authority, Texas, Marine
              Terminal Reynolds Metals Co.,
              Series 1985, 5.00%, 9/01/14 ........................       4,300
     9,000 Putnam County Development Authority, Florida,
              Seminole Electric Co-op Inc.,
              Series 1984 H1 (NRU-CFC-GTD), 3.70%, 3/15/14 .......       9,000
     6,600 Tennessee, Series 1998 C BANS, 5.15%, 7/02/01 .........       6,600
     7,705 Texas State Veterans Housing Assistance - Fund I,
              Series 1995, 5.15%, 12/01/16 .......................       7,705
     8,300 University of Alabama, Hospital, Series 1997 B,
              5.15%, 10/01/07 ....................................       8,300
     3,000 University of Delaware, Series 1998, 5.80%, 11/01/23 ..       3,000
     4,000 University of Minnesota Regents, Series 1999 A,
              5.50%, 1/01/34 .....................................       4,000
     1,440 University of Utah, Auxiliary & Campus Facilities,
              Series A, 5.50%, 4/01/27 ...........................       1,440
     2,200 University of Wisconsin, Hospitals & Clinics,
              Series 1997, 5.65%, 4/01/26 ........................       2,200
    23,800 Washington, Series 1996 B, 5.40%, 6/01/20 .............      23,800
     4,400 West Basin, California, Municipal Water District,
              4.80%, 8/01/27 .....................................       4,400
     8,000 York County, South Carolina, Pollution Control,
              3.60%, 9/15/14 .....................................       8,000
                                                                    ------------
                                                                       522,765
                                                                    ------------
TOTAL VARIABLE/FLOATING RATE INSTRUMENTS
   (Cost $808,805) ...............................................     808,805
                                                                    ------------
TOTAL TAX-EXEMPT INSTRUMENTS (Cost $1,399,124) ...................   1,399,124
                                                                    ------------
TOTAL INVESTMENTS (99.5%) (Cost $1,399,124) ......................  $1,399,124
                                                                    ------------
OTHER ASSETS (0.6%)
    Cash .................................    $24
    Interest Receivable ..................  7,908
    Other ................................     21                        7,953
                                            -----
LIABILITIES (-0.1%)
    Investment Advisory Fees Payable .....   (978)
    Administrative Fees Payable ..........   (190)
    Directors' Fees and Expenses Payable .    (72)
    Custodian Fees Payable ...............    (21)
    Dividends Declared ...................     (6)
    Other Liabilities ....................   (164)                       (1431)
                                            -----                   ------------
NET ASSETS (100%) ................................................  $1,405,646
                                                                    ------------
                                                                    ------------
NET ASSETS CONSIST OF:
Paid in Capital ..................................................  $1,405,743
Accumulated Net Realized Loss ....................................         (97)
                                                                    ------------
NET ASSETS .......................................................  $1,405,646
                                                                    ------------
                                                                    ------------
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
    Applicable to 1,405,729,134 outstanding $0.001 par
    value shares (authorized 4,000,000,000 shares) ...............       $1.00
                                                                    ------------
                                                                    ------------

--------------------------------------------------------------------------------
AMBAC        --  American Municipal Bond Assurance Company
BANS         --  Bond Anticipation Notes
FGIC         --  Financial Guaranty Insurance Corporation
MBIA         --  Municipal Bond Insurance Corporation
NRU-CFC-GTD  --  National Rural Utilities Cooperative Finance Corporation
                 Guaranteed
TANS         --  Tax Anticipation Notes
TRANS        --  Tax & Revenue Anticipation Notes

Variable/Floating Rate Instruments. The Interest rate changes on these instruments are based on changes in a designated base rate. These instruments are payable on demand.
Maturity dates disclosed for Variable/Floating Rate Instruments are the ultimate maturity dates. The effective maturity dates for such securities are the next interest reset dates which are seven days or less.
Prerefunded Bonds-- Outstanding bonds have been refunded to the first call date
     (prerefunded date) by the issuance of new bonds. Principal and interest are paid from monies escrowed in U.S. Treasury securities. Prerefunded bonds are generally re-rated AAA due to the U.S. Treasury escrow.


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
Municipal Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS
DECEMBER 31, 1999
--------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO (CONT.)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   SUMMARY OF TAX-EXEMPT INSTRUMENTS BY STATE
                                             AMORTIZED
                                               COST                 PERCENT OF
STATE                                         (000)                 NET ASSETS
--------------------------------------------------------------------------------
Alabama ................................  $   18,500                  1.3%
Arizona ................................      15,426                  1.1
California .............................      11,400                  0.8
Colorado ...............................      10,000                  0.7
Connecticut ............................      65,590                  4.7
Delaware ...............................       3,000                  0.2
Florida ................................      92,075                  6.6
Georgia ................................      35,280                  2.5
Hawaii .................................      11,500                  0.8
Idaho ..................................      17,526                  1.2
Illinois ...............................      61,365                  4.4
Indiana ................................      12,075                  0.9
Iowa ...................................      10,074                  0.7
Kentucky ...............................      43,541                  3.1
Louisiana ..............................      58,340                  4.2
Maryland ...............................      53,695                  3.8
Massachusetts ..........................     104,600                  7.4
Michigan ...............................       2,600                  0.2
Minnesota ..............................      27,950                  2.0
Mississippi ............................      10,000                  0.7
Missouri ...............................      29,800                  2.1
Montana ................................       7,000                  0.5
Nebraska ...............................      19,000                  1.4
Nevada .................................      39,800                  2.8
New Jersey .............................      78,600                  5.6
New Mexico .............................      10,737                  0.8
New York ...............................      87,620                  6.2
North Carolina .........................      20,458                  1.4
Ohio ...................................      41,075                  2.9
Oklahoma ...............................       9,500                  0.7
Oregon .................................      20,500                  1.5
Pennsylvania ...........................      21,345                  1.5
South Carolina .........................      28,900                  2.1
Tennessee ..............................      35,500                  2.5
Texas ..................................     157,192                 11.1
Utah ...................................      29,940                  2.1
Virginia ...............................       2,400                  0.2
Washington .............................      72,510                  5.2
Wisconsin ..............................       7,510                  0.5
Wyoming ................................      15,200                  1.1
                                            --------                -----
                                          $1,399,124                 99.5%
                                          ----------                -----
                                          ----------                -----


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                                Municipal Money Market Portfolio

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                   ACTIVE                   ASIAN                             EUROPEAN
                                            INTERNATIONAL       ASIAN        REAL    EMERGING      EUROPEAN       REAL      GLOBAL
                                               ALLOCATION      EQUITY      ESTATE     MARKETS        EQUITY     ESTATE      EQUITY
                                                PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO     PORTFOLIO  PORTFOLIO   PORTFOLIO
                                                    (000)       (000)       (000)       (000)         (000)      (000)       (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                      $  6,891     $ 1,242        $ 91    $ 14,694+      $ 3,591      $ 749    $  4,902
  Interest                                          4,482          47          19           5           159          1         469
  Less: Foreign Taxes Withheld                       (758)        (67)         (4)       (744)         (428)       (66)       (428)
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
    Total Income                                   10,615       1,222         106      13,955         3,322        684       4,943
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees--Adviser                          2,763         591          32      12,672         1,042        153       1,710
       Less: Fees Waived                             (501)       (400)        (32)         --          (170)       (90)       (118)
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
  Investment Advisory Fees--Net                     2,262         191          --      12,672           872         63       1,592
  Administrative Fees                                 728         127          16       1,581           222         40         346
  Custodian Fees                                      138         313          23       1,237            46         34         110
  Directors' Fees and Expenses                         12           4           1          41             9          2           9
  Filing and Registration Fees                         87          30          23          56            33         27          34
  Foreign Tax Expense                                  --           1          --         453            --         --          --
  Insurance                                            12           2          --          37             8          1           6
  Interest Expense                                      2          45          --         281           119         44           1
  Professional Fees                                    51          50          17         191            31         18          39
  Shareholder Reports                                  18          14          10          44             4          2          12
  Distribution Fees on Class B Shares                   7           5           3          24             9          5          60
  Other Expenses                                        8          12           2          51            75          3           6
  Expenses Reimbursed by Adviser                       --          --         (52)         --            --         --          --
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
    Total Expenses                                  3,325         794          43      16,668         1,428        239       2,215
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
NET INVESTMENT INCOME (LOSS)                        7,290         428          63      (2,713)        1,894        445       2,728
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
NET REALIZED GAIN (LOSS):
  Investments Sold                                 28,884      22,374         358     139,854***     10,599       (298)     28,288
  Foreign Currency Transactions                    (4,516)         41           1      (3,148)         (147)       (18)        (49)
  Futures Contracts                                12,024          --          --          --            --         --          --
  Swaps                                                --          --          --        (768)           --         --          --
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
    Total Net Realized Gain (Loss)                 36,392      22,415         359     135,938        10,452       (316)     28,239
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                      72,559      24,457*        370**   658,677****    (4,125)      (479)    (26,850)
  Foreign Currency Translations                    (1,200)          2          --      (9,514)          (37)       (20)      1,007
  Futures                                           7,524          --          --          --            --         --          --
  Swaps                                                --          --          --          (9)           --         --          --
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                  78,883      24,459         370     649,154        (4,162)      (499)    (25,843)
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
TOTAL NET REALIZED GAIN (LOSS) AND
    CHANGE IN UNREALIZED APPRECIATION
    (DEPRECIATION)                                115,275      46,874         729     785,092         6,290       (815)      2,396
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                  $122,565     $47,302        $792    $782,379        $8,184      $(370)     $5,124
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------
                                            -------------   ---------   ---------   ---------     ---------  ---------   ---------

*    Net of foreign tax of $7,000 on unrealized appreciation.
**   Net of foreign tax of $1,000 on unrealized appreciation.
***  Net of foreign tax expense of $5,676,000.
**** Net of foreign tax of $9,142,000 on unrealized appreciation.
+    Includes dividend income from affiliated parties of $446,000.

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                          INTERNATIONAL  INTERNATIONAL  INTERNATIONAL    JAPANESE       LATIN
                                                                 EQUITY         MAGNUM      SMALL CAP      EQUITY    AMERICAN
                                                              PORTFOLIO      PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                                  (000)          (000)          (000)       (000)       (000)
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                                    $ 92,340        $ 4,638        $ 7,461     $   403      $  579
  Interest                                                        9,646            747            337         105          21
  Less: Foreign Taxes Withheld                                   (9,823)          (482)          (788)        (62)         (2)
                                                          -------------  -------------  -------------   ---------   ----------
    Total Income                                                 92,163          4,903          7,010         446         598
                                                          -------------  -------------  -------------   ---------   ----------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees--Adviser                                       32,455          1,805          2,717         489         207
       Less: Fees Waived                                           (238)          (213)          (146)        (77)        (63)
                                                          -------------  -------------  -------------   ---------   ----------
  Investment Advisory Fees--Net                                  32,217          1,592          2,571         412         144
  Administrative Fees                                             6,300            376            460         107          39
  Custodian Fees                                                    900            155            121          16          65
  Directors' Fees and Expenses                                      138             10             12           3           2
  Filing and Registration Fees                                      243             30             28          28          27
  Foreign Tax Expense                                                --             52             --          --          12
  Insurance                                                         133              8              9           2           2
  Professional Fees                                                 205             32             51          28          38
  Interest Expense                                                   10              5              7           9           4
  Shareholder Reports                                               186             25             16           6          --
  Distribution Fees on Class B Shares                                70             64             --           5           3
  Other Expenses                                                     35             10              8          10           3
  Expenses Reimbursed by Advisor                                     --             --             --          --          --
                                                          -------------  -------------  -------------   ---------   ----------
    Total Expenses                                               40,437          2,359          3,283         626         339
                                                          -------------  -------------  -------------   ---------   ----------
NET INVESTMENT INCOME (LOSS)                                     51,726          2,544          3,727        (180)        259
                                                          -------------  -------------  -------------   ---------   ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                                              390,411         10,931         28,467       1,662       1,578
  Futures Contracts                                                  --          3,292             --          --          --
  Foreign Currency Transactions                                 (35,708)        (1,197)           532      (1,652)        (62)
                                                          -------------  -------------  -------------   ---------   ----------
    Total Net Realized Gain                                     354,703         13,026         28,999          10       1,516
                                                          -------------  -------------  -------------   ---------   ----------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION):
  Investments                                                   270,169         32,640         63,945      30,416       6,917
  Futures Contracts                                                  --           (492)            --          --          --
  Foreign Currency Translations                                 (26,333)          (141)           (67)        422         (14)
                                                          -------------  -------------  -------------   ---------   ----------
    Total Net Change in Unrealized Appreciation
      (Depreciation)                                            243,836         32,007         63,878      30,838       6,903
                                                          -------------  -------------  -------------   ---------   ----------
TOTAL NET REALIZED GAIN AND CHANGE IN
  UNREALIZED APPRECIATION                                       598,539         45,033         92,877      30,848       8,419
                                                          -------------  -------------  -------------   ---------   ---------
    Net Increase in Net Assets Resulting from Operations       $650,265        $47,577        $96,604     $30,668      $8,678
                                                          -------------  -------------  -------------   ---------   ---------
                                                          -------------  -------------  -------------   ---------   ---------

   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                                          SMALL
                                                 EQUITY       FOCUS     COMPANY                U.S. EQUITY   U.S. REAL       VALUE
                                                 GROWTH      EQUITY      GROWTH   TECHNOLOGY          PLUS      ESTATE      EQUITY
                                              PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO     PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                  (000)       (000)       (000)        (000)         (000)       (000)       (000)
-----------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                    $  5,662     $   752     $   203      $    27       $   319    $ 21,361     $ 1,067
  Interest                                        1,384         181         107           48            15         417          44
  Less: Foreign Taxes Withheld                       --          --          --           --            --         (29)         --
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
    Total Income                                  7,046         933         310           75           334      21,749       1,111
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees-- Adviser                       6,020       1,100         474          379           128       2,438         262
       Less: Fees Waived                            (13)        (83)        (86)         (59)          (97)        (47)        (70)
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
  Investment Advisory Fees-- Net                  6,007       1,017         388          320            31       2,391         192
  Administrative Fees                             1,555         217          82           67            55         478          89
  Custodian Fees                                     88          17          42           21            42          36          18
  Directors' Fees and Expenses                       32           7           3            2             2          11           3
  Filing and Registration Fees                       79          34          32           31            27          56          29
  Insurance                                          30           9           2            1             1           9           3
  Interest Expense                                    9          12           1            3             9           4          16
  Professional Fees                                  73          38          31           29            28          44          30
  Shareholder Reports                               149          22           7           --            14          13           1
  Distribution Fees on Class B Shares               403          46          10            6             4          35           2
  Other Expenses                                     23          18           5            3            26          11           2
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
    Total Expenses                                8,448       1,437         603          483           239       3,088         385
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
NET INVESTMENT INCOME (LOSS)                     (1,402)       (504)       (293)        (408)           95      18,661         726
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                              125,662      47,286      21,320       19,100         9,759       1,073       9,177
  Foreign Currency Translations                      --          --          --           --            --           6          --
  Securities Sold Short                              --          (1)         --         (717)           --          --          --
  Written Options                                    --          --          --          225            --          --          --
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
    Total Net Realized Gain                     125,662      47,285      21,320       18,608         9,759       1,079       9,177
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                   227,053       7,047      17,240       28,511        (5,569)    (31,048)     (5,310)
  Written Options                                    --          --          --          176            --          --          --
  Foreign Currency Translations                      --          --          --           --            --           5          --
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
    Total Net Change in Unrealized              227,053       7,047      17,240       28,687        (5,569)    (31,043)     (5,310)
      Appreciation (Depreciation)
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
TOTAL NET REALIZED GAIN AND CHANGE IN
  UNREALIZED APPRECIATION (DEPRECIATION)        352,715      54,332      38,560       47,295         4,190     (29,964)      3,867
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $351,313     $53,828     $38,267      $46,887        $4,285    $(11,303)     $4,593
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------
                                              ----------  ----------  ----------  -----------  ------------  ----------  ----------

   The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1999
--------------------------------------------------------------------------------


                                                                        GLOBAL                                       MUNICIPAL
                                              EMERGING       FIXED       FIXED        HIGH   MUNICIPAL       MONEY       MONEY
                                          MARKETS DEBT      INCOME      INCOME       YIELD        BOND      MARKET      MARKET
                                             PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                                 (000)       (000)       (000)       (000)       (000)       (000)       (000)
-------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends                                    $    19    $     --    $     --     $     9     $    --     $    --     $    --
  Interest                                       7,654      12,472       1,710      17,342       1,454     107,340      36,442
  Less: Foreign Taxes Withheld                      --          --         (13)         --          --          --          --
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total Income                                 7,673      12,472       1,697      17,351       1,454     107,340      36,442
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
EXPENSES:
  Investment Advisory Fees:
       Basic Fees--Adviser                         492         691         151         698          99       6,153       3,349
       Less: Fees Waived                            --        (225)       (106)         --         (99)         --          --
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
  Investment Advisory Fees--Net                    492         466          45         698          --       6,153       3,349
  Administrative Fees                               88         314          68         291          60       3,201       1,756
  Custodian Fees                                    29          16          11          30           4         214          98
  Directors' Fees and Expenses                       4           9           2           8           2          69          17
  Filing and Registration Fees                      19          27          27          29          24         256         150
  Insurance                                          4           7           2           6           1          64          14
  Professional Fees                                 41          36          25          41          33         104          92
  Interest Expense                                  37           6           4          --          --           2          --
  Shareholder Reports                                2           6          --          --          --         142          59
  Distribution Fees on Class B Shares                2           4           1         117          --          --          --
  Other Expenses                                    26           7          --          --           4          25          14
  Expenses Reimbursed by Advisor                    --          --          --          --          (1)         --          --
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total Expenses                                 744         898         185       1,220         127      10,230       5,549
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
NET INVESTMENT INCOME                            6,929      11,574       1,512      16,131       1,327      97,110      30,893
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
NET REALIZED GAIN (LOSS):
  Investments Sold                               1,468      (2,095)        (58)     (4,346)         50         112         (66)
  Foreign Currency Transactions                 (1,016)         58        (472)         --          --          --          --
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total Net Realized Gain (Loss)                 452      (2,037)       (530)     (4,346)         50         112         (66)
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION):
  Investments                                    6,234     (13,005)     (3,732)      2,048      (1,814)         --          --
  Foreign Currency Translations                    (60)        (13)       (158)         --          --          --          --
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
    Total Net Change in Unrealized
      Appreciation (Depreciation)                6,174     (13,018)     (3,890)      2,048      (1,814)         --          --
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
TOTAL NET REALIZED GAIN (LOSS) AND
  CHANGE IN UNREALIZED APPRECIATION
  (DEPRECIATION)                                 6,626     (15,055)     (4,420)     (2,298)     (1,764)        112         (66)
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
    Net Increase (Decrease) in Net Assets
      Resulting from Operations                $13,555    $ (3,481)   $ (2,908)    $13,833     $  (437)    $97,222     $30,827
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------
                                          -------------  ----------  ----------  ----------  ----------  ----------  ----------


   The accompanying notes are an integral part of the financial statements.
-------------------------------------------------------------------------------

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           Institutional Fund, Inc.
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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   ACTIVE INTERNATIONAL
                                                                   ALLOCATION PORTFOLIO          ASIAN EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                         1999            1998            1999          1998
                                                                        (000)           (000)           (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $       7,290   $       4,405    $        428  $        957
  Net Realized Gain (Loss)                                             36,392          11,443          22,415       (37,634)
  Change in Unrealized Appreciation                                    78,883          20,189          24,459        28,122
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from                122,565          36,037          47,302        (8,555)
    Operations
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                (2,165)         (6,441)           (718)       (2,750)
  In Excess of Net Investment Income                                   (2,247)           (899)             --            --
  Net Realized Gain                                                   (28,918)         (4,946)             --            --
  CLASS B:
  Net Investment Income                                                   (30)             (4)            (15)          (54)
  In Excess of Net Investment Income                                      (31)             (1)             --            --
  Net Realized Gain                                                      (415)             (3)             --            --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (33,806)        (12,294)           (733)       (2,804)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          306,079         161,798         133,913       252,272
  Distributions Reinvested                                             29,221          10,598             666         2,543
  Redeemed                                                           (106,381)        (67,945)       (127,781)     (277,895)
  CLASS B:
  Subscribed                                                            9,859             589             450         2,253
  Distributions Reinvested                                                459               8              15            43
  Redeemed                                                             (1,358)           (544)           (312)       (2,007)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions             237,879         104,504           6,951       (22,791)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             326,638         128,247          53,520       (34,150)
NET ASSETS:
  Beginning of Period                                                 266,928         138,681          52,821        86,971
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $     593,566   $     266,928    $    106,341  $     52,821
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)      $      (2,119)  $        (900)   $         91  $        (20)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  24,816          13,999          13,946        32,484
    Shares Issued on Distributions Reinvested                           2,218             891              49           365
    Shares Redeemed                                                    (8,511)         (5,822)        (13,211)      (35,507)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding              18,523           9,068             784        (2,658)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                     757              50              40           270
    Shares Issued on Distributions Reinvested                              34               1               1             6
    Shares Redeemed                                                      (108)            (44)            (30)         (246)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                            683               7              11            30
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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           Institutional Fund, Inc.
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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     ASIAN REAL ESTATE
                                                                         PORTFOLIO            EMERGING MARKETS PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED    YEAR ENDED       YEAR ENDED     YEAR ENDED
                                                                 DECEMBER 31,  DECEMBER 31,     DECEMBER 31,   DECEMBER 31,
                                                                         1999          1998             1999           1998
                                                                        (000)         (000)            (000)          (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                  $          63  $        107     $     (2,713) $      13,506
  Net Realized Gain (Loss)                                                359        (2,520)         135,938       (325,435)
  Net Change in Unrealized Appreciation (Depreciation)                    370           848          649,154        (93,796)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting
  from Operations                                                         792        (1,565)         782,379       (405,725)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                  (122)         (131)              --         (9,772)
  In Excess of Net Investment Income                                      (10)           --               --             --
  CLASS B:
  Net Investment Income                                                   (42)          (32)              --            (70)
  In Excess of Net Investment Income                                       (3)           --               --             --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (177)         (163)              --         (9,842)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                              615         8,754          452,119        444,841
  Distributions Reinvested                                                 31            24               --          7,825
  Redeemed                                                               (649)       (6,950)        (453,915)      (769,586)
  CLASS B:
  Subscribed                                                              533           976           14,167          6,023
  Distributions Reinvested                                                 43            32               --             56
  Redeemed                                                               (112)         (285)         (12,172)        (5,330)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                 461         2,551              199       (316,171)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               1,076           823          782,578       (731,738)
NET ASSETS:
  Beginning of Period                                                   3,208         2,385          779,314      1,511,052
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $       4,284  $      3,208     $  1,561,892  $     779,314
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)      $         (13) $         38     $     (4,854) $      (2,499)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                      82         1,147           35,173         38,129
    Shares Issued on Distributions Reinvested                               4             4               --            825
    Shares Redeemed                                                       (86)       (1,083)         (35,808)       (73,920)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                  --            68             (635)       (34,966)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                      70           154              979            515
    Shares Issued on Distributions Reinvested                               6             5               --              6
    Shares Redeemed                                                       (17)          (45)            (848)          (513)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                             59           114              131              8
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                   EUROPEAN REAL ESTATE
                                                                   EUROPEAN EQUITY PORTFOLIO            PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                           1999            1998           1999         1998
                                                                          (000)           (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $         1,894   $       4,028  $         445 $        584
  Net Realized Gain (Loss)                                               10,452          28,924           (316)      (4,748)
  Net Change in Unrealized Depreciation                                  (4,162)        (17,787)          (499)         (63)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from                    8,184          15,165           (370)      (4,227)
    Operations
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                  (2,064)         (3,856)          (258)        (951)
  In Excess of Net Investment Income                                       (167)             --            (37)        (548)
  Net Realized Gain                                                     (11,303)        (33,843)            --           --
  CLASS B:
  Net Investment Income                                                     (35)            (98)           (32)         (61)
  In Excess of Net Investment Income                                         (3)             --             (4)         (35)
  Net Realized Gain                                                        (264)         (1,006)            --           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (13,836)        (38,803)          (331)      (1,595)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             47,476         225,179          1,987       61,829
  Distributions Reinvested                                               12,471          35,750            286        1,356
  Redeemed                                                             (118,144)       (312,976)       (25,147)      (39,580)
  CLASS B:
  Subscribed                                                                701          14,897            433        4,054
  Distributions Reinvested                                                  298           1,064             26           77
  Redeemed                                                               (3,817)        (13,905)        (1,120)      (1,927)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               (61,015)        (49,991)       (23,535)      25,809
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               (66,667)        (73,629)       (24,236)      19,987
NET ASSETS:
  Beginning of Period                                                   173,893         247,522         35,953       15,966
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $       107,226   $     173,893  $      11,717 $     35,953
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)      $          (174)  $        (125) $         (41)$       (583)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     3,069          11,087            210        5,703
    Shares Issued on Distributions Reinvested                               849           2,120             30          140
    Shares Redeemed                                                      (7,670)        (16,019)        (2,644)      (3,950)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                (3,752)         (2,812)        (2,404)       1,893
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        46             687             44          368
    Shares Issued on Distributions Reinvested                                20              63              3            8
    Shares Redeemed                                                        (250)           (680)          (116)        (196)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                  (184)             70            (69)         180
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       154
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           Institutional Fund, Inc.
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STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               GLOBAL EQUITY PORTFOLIO       INTERNATIONAL EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED     YEAR ENDED        YEAR ENDED     YEAR ENDED
                                                               DECEMBER 31,   DECEMBER 31,      DECEMBER 31,   DECEMBER 31,
                                                                       1999           1998              1999           1998
                                                                      (000)          (000)             (000)          (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                       $       2,728   $      1,803     $      51,726  $      43,563
  Net Realized Gain                                                  28,239          8,351           354,703        325,415
  Net Change in Unrealized Appreciation (Depreciation)             (25,843)          4,227           243,836        153,574
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations                5,124         14,381           650,265        522,552
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                              (2,179)        (1,782)          (39,249)       (63,695)
  In Excess of Net Investment Income                                   (315)            --                --             --
  Net Realized Gain                                                 (18,311)        (3,135)         (322,951)      (280,825)
  CLASS B:
  Net Investment Income                                                (475)           (78)             (262)          (232)
  In Excess of Net Investment Income                                    (69)            --                --             --
  Net Realized Gain                                                  (3,780)          (173)           (2,795)        (1,128)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                               (25,129)        (5,168)         (365,257)      (345,880)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                         15,201        164,605         1,675,013        754,615
  Distributions Reinvested                                           19,363          4,794           344,185        318,874
  Redeemed                                                         (131,408)       (57,202)        (1,073,291)     (672,650)
  CLASS B:
  Subscribed                                                         22,424         10,547            25,017         19,050
  Distributions Reinvested                                            4,325            256             2,913          1,208
  Redeemed                                                           (8,036)        (4,326)           (5,010)        (6,169)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions           (78,131)       118,674           968,827        414,928
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                           (98,136)       127,887         1,253,835        591,600
NET ASSETS:
  Beginning of Period                                               241,871        113,984         3,417,574      2,825,974
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                               $     143,735   $    241,871     $   4,671,409  $   3,417,574
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)    $        (365)  $         (6)    $      (1,460) $      (7,162)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                   742          7,765            86,582         38,932
    Shares Issued on Distributions Reinvested                         1,029            231            17,923         17,612
    Shares Redeemed                                                  (6,489)        (2,801)          (54,905)       (34,708)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding            (4,718)         5,195            49,600         21,836
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                 1,066            518             1,279          1,010
    Shares Issued on Distributions Reinvested                           236             13               152             67
    Shares Redeemed                                                    (395)          (215)             (255)          (319)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class B Shares Outstanding                          907            316             1,176            758
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       155
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                 INTERNATIONAL SMALL CAP
                                                                INTERNATIONAL MAGNUM PORTFOLIO          PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                           1999           1998           1999          1998
                                                                          (000)          (000)          (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                          $        2,544  $       3,307   $      3,727  $      3,380
  Net Realized Gain (Loss)                                               13,026         (2,008)        28,999        11,403
  Net Change in Unrealized Appreciation (Depreciation)                   32,007          4,622         63,878       (15,446)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from                   47,577          5,921         96,604          (663)
    Operations
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                  (2,072)        (2,016)        (4,582)       (3,853)
  In Excess of Net Investment Income                                         --             --           (418)           --
  Net Realized Gain                                                      (8,198)            --        (20,419)      (12,840)
  CLASS B:
  Net Investment Income                                                    (257)          (217)            --            --
  Net Realized Gain                                                      (1,323)            --             --            --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (11,850)        (2,233)       (25,419)      (16,693)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                            128,879        191,743         45,497        85,121
  Distributions Reinvested                                                9,764          1,549         24,307        15,445
  Redeemed                                                             (251,176)       (84,923)       (36,506)      (61,654)
  Transaction Fees                                                           --             --            583           991
  CLASS B:
  Subscribed                                                             31,085         19,773             --            --
  Distributions Reinvested                                                1,571            216             --            --
  Redeemed                                                             (32,459)       (23,394)             --            --
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              (112,336)       104,964         33,881        39,903
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               (76,609)       108,652        105,066        22,547
NET ASSETS:
  Beginning of Period                                                   295,965        187,313        252,642       230,095
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                  $      219,356  $     295,965   $    357,708  $    252,642
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)       $           60  $         751   $      (419)  $        161
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                    10,445         15,688          2,428         4,724
    Shares Issued on Distributions Reinvested                               759            125          1,308           990
    Shares Redeemed                                                     (20,684)        (7,128)        (2,111)       (3,893)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                (9,480)         8,685          1,625         1,821
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                     2,469          1,697             --            --
    Shares Issued on Distributions Reinvested                               122             17             --            --
    Shares Redeemed                                                      (2,591)        (2,049)            --            --
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                               --           (335)            --            --
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       156
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   JAPANESE EQUITY PORTFOLIO     LATIN AMERICAN PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                           1999            1998           1999         1998
                                                                          (000)           (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                   $         (180) $           18  $         259 $        800
  Net Realized Gain (Loss)                                                   10         (12,255)         1,516      (20,619)
  Net Change in Unrealized Appreciation (Depreciation)                   30,838          16,272          6,903       (9,182)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        30,668           4,035          8,678      (29,001)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                      --          (2,322)          (436)        (212)
  In Excess of Net Realized Gain                                             --              --             --         (315)
  CLASS B:
  Net Investment Income                                                      --             (58)           (30)          --
  In Excess of Net Realized Gain                                             --              --             --          (44)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                        --          (2,380)          (466)        (571)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             61,773          80,573          7,989       26,531
  Distributions Reinvested                                                   --           2,130            420          512
  Redeemed                                                              (75,399)       (103,699)       (17,160)     (59,398)
  CLASS B:
  Subscribed                                                              2,388           1,559            212        4,016
  Distributions Reinvested                                                   --              58             27           42
  Redeemed                                                               (1,064)         (2,227)          (664)      (5,876)
----------------------------------------------------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions                          (12,302)        (21,606)        (9,176)     (34,173)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                18,366         (19,951)          (964)     (63,745)
NET ASSETS:
  Beginning of Period                                                    58,838          78,789         16,160       79,905
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                  $       77,204  $       58,838  $      15,196 $     16,160
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)       $         (376) $          159  $         193 $        462
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     8,179          13,223            973        2,606
    Shares Issued on Distributions Reinvested                                --             353             45           62
    Shares Redeemed                                                     (10,247)        (17,312)        (2,025)      (7,153)
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class A Shares Outstanding                           (2,068)         (3,736)        (1,007)      (4,485)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                       304             253             24          400
    Shares Issued on Distributions Reinvested                                --              10              3            4
    Shares Redeemed                                                        (128)           (376)           (74)        (856)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                   176            (113)           (47)        (452)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  EQUITY GROWTH PORTFOLIO        FOCUS EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                         1999            1998            1999          1998
                                                                        (000)           (000)           (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                  $      (1,402)  $       1,591    $       (504) $        (31)
  Net Realized Gain (Loss)                                            125,662          15,027          47,285        (3,311)
  Net Change in Unrealized Appreciation                               227,053         104,466           7,047        17,623
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations                351,313         121,084          53,828        14,281
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                   (23)         (1,285)             --            --
  In Excess of Net Investment Income                                      (35)             --              --            --
  Net Realized Gain                                                   (55,337)        (26,081)        (28,868)       (4,714)
  In Excess of Net Realized Gain                                           --         (17,331)             --        (4,038)
  CLASS B:
  Net Investment Income                                                    (6)           (122)             --            --
  In Excess of Net Investment Income                                      (10)             --              --            --
  Net Realized Gain                                                   (13,532)         (2,705)         (4,789)         (488)
  In Excess of Net Realized Gain                                           --          (1,798)             --          (417)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                 (68,943)        (49,322)        (33,657)       (9,657)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                          248,578         323,851          50,123       103,224
  Distributions Reinvested                                             53,147          41,645          26,848         8,162
  Redeemed                                                           (345,875)       (240,110)        (89,436)     (139,466)
  CLASS B:
  Subscribed                                                          147,967          78,567           3,277         9,123
  Distributions Reinvested                                             12,393           4,058           4,773           910
  Redeemed                                                            (42,581)        (31,546)         (4,876)      (12,525)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              73,629         176,465          (9,291)      (30,572)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                             355,999         248,227          10,880       (25,948)
NET ASSETS:
  Beginning of Period                                                 867,895         619,668         147,416       173,364
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $    1,223,894  $     867,895    $    158,296  $    147,416
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)      $         (45)  $          152   $        (12) $         (8)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                  11,778          17,219           2,443         5,958
    Shares Issued on Distributions Reinvested                           2,239           2,193           1,435           468
    Shares Redeemed                                                   (16,202)        (13,173)         (4,440)       (8,784)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding              (2,185)          6,239            (562)       (2,358)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                   6,969           4,267             160           525
    Shares Issued on Distributions Reinvested                             525             215             258            52
    Shares Redeemed                                                    (1,971)         (1,739)           (239)         (781)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding               5,523           2,743             179          (204)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       158
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                      SMALL COMPANY GROWTH
                                                                            PORTFOLIO              TECHNOLOGY PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                      YEAR ENDED     YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                            1999           1998           1999         1998
                                                                           (000)          (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income (Loss)                                    $         (293) $         720  $        (408)$       (269)
  Net Realized Gain                                                       21,320         13,214         18,608        2,659
  Net Change in Unrealized Appreciation                                   17,240          3,438         28,687        7,927
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations                    38,267         17,372         46,887       10,317
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                       --           (665)            --           --
  Net Realized Gain                                                      (10,210)       (11,952)       (11,601)        (106)
  CLASS B:
  Net Investment Income                                                       --             (9)            --           --
  Net Realized Gain                                                       (1,563)          (215)          (629)          (3)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                    (11,773)       (12,841)       (12,230)        (109)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                              18,995         44,542         32,611       13,187
  Distributions Reinvested                                                 9,257         12,498          9,146           84
  Redeemed                                                               (47,961)       (46,040)       (19,510)     (27,423)
  CLASS B:
  Subscribed                                                              10,665          1,050          3,053          600
  Distributions Reinvested                                                 1,550            219            626            3
  Redeemed                                                                (1,590)        (1,332)        (2,557)      (2,485)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                 (9,084)        10,937         23,369       (16,034)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                 17,410         15,468         58,026       (5,826)
NET ASSETS:
  Beginning of Period                                                     74,558         59,090         28,356       34,182
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $       91,968  $      74,558  $      86,382 $     28,356
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)        $           (7) $          (5) $          (5)$         (4)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                      1,721          5,229          1,119          977
    Shares Issued on Distributions Reinvested                                799          1,612            265            5
    Shares Redeemed                                                       (5,806)        (5,237)          (801)      (2,162)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                (3,286)          1,604            583      (1,180)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        996            120            122           46
    Shares Issued on Distributions Reinvested                                133             29             19           --
    Shares Redeemed                                                         (155)          (160)           (80)        (203)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                    974            (11)            61         (157)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       159
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                 U.S. EQUITY PLUS PORTFOLIO    U.S. REAL ESTATE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED     YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                                  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                          1999           1998            1999          1998
                                                                         (000)          (000)           (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                          $          95   $        337   $      18,661 $      10,540
  Net Realized Gain (Loss)                                               9,759         (1,252)          1,079        (6,534)
  Change in Unrealized Appreciation (Depreciation)                      (5,569)         8,042         (31,043)      (48,907)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from                   4,285          7,127         (11,303)      (44,901)
    Operations
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                   (157)          (263)        (15,483)      (10,426)
  Net Realized Gain                                                     (3,474)            --              --        (2,345)
  In Excess of Net Realized Gain                                          (134)           (52)         (1,019)       (5,094)
  CLASS B:
  Net Investment Income                                                     (8)            (3)           (695)         (578)
  Net Realized Gain                                                       (170)            --              --          (136)
  In Excess of Net Realized Gain                                           (79)            (2)            (48)         (295)
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (4,022)          (320)        (17,245)      (18,874)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             8,363         59,080         197,530       137,342
  Distributions Reinvested                                               3,722            260          12,238        15,418
  Redeemed                                                             (56,559)       (20,302)       (131,000)     (194,533)
  CLASS B:
  Subscribed                                                                 4          2,297           8,798         8,511
  Distributions Reinvested                                                 250              2             688           947
  Redeemed                                                                (151)        (1,089)         (8,336)      (13,578)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions              (44,371)        40,248          79,918       (45,893)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                              (44,108)        47,055          51,370      (109,668)
NET ASSETS:
  Beginning of Period                                                   68,071         21,016         273,112       382,780
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                   $     23,963    $    68,071    $    324,482  $    273,112
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income included in   $          4    $        74    $      1,437  $      2,174
    end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                      624          5,038          15,344         9,934
    Shares Issued on Distributions Reinvested                              311             21             993         1,131
    Shares Redeemed                                                     (4,479)        (1,727)        (10,487)      (14,151)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding               (3,544)         3,332           5,850        (3,086)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                       --#           203             697           616
    Shares Issued on Distributions Reinvested                               21             --#             56            70
    Shares Redeemed                                                        (12)           (98)           (683)         (982)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                    9            105              70          (296)
----------------------------------------------------------------------------------------------------------------------------

# Amount is less than 500.

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       160
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         VALUE EQUITY             EMERGING MARKETS DEBT
                                                                           PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED     YEAR ENDED     YEAR ENDED    YEAR ENDED
                                                                   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,  DECEMBER 31,
                                                                           1999           1998           1999          1998
                                                                          (000)          (000)          (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $           726 $        1,201   $      6,929  $     16,351
  Net Realized Gain (Loss)                                                9,177         15,254            452       (98,483)
  Net Change in Unrealized Appreciation (Depreciation)                   (5,310)       (10,706)         6,174         4,411
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations         4,593          5,749         13,555       (77,721)
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                    (657)        (1,194)        (5,708)      (15,290)
  In Excess of Net Investment Income                                        (66)            --            (15)         (265)
  Net Realized Gain                                                      (8,764)       (18,063)            --            --
  In Excess of Net Realized Gain                                           (549)            --             --            --
  Return of Capital                                                          --             --           (184)           --
  CLASS B:
  Net Investment Income                                                     (11)           (25)           (15)         (328)
  In Excess of Net Investment Income                                         --             --             --            (6)
  Net Realized Gain                                                        (150)          (384)            --            --
  In Excess of Net Realized Gain                                            (10)            --             --            --
  Return of Capital                                                          --             --            (82)           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (10,207)       (19,666)        (6,004)      (15,889)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             24,456         42,549         28,117       124,573
  Distributions Reinvested                                                9,517         17,591          2,466        11,412
  Redeemed                                                              (39,222)       (75,102)       (31,594)      (140,330)
  CLASS B:
  Subscribed                                                                771          1,072             90         3,809
  Distributions Reinvested                                                  171            386             --           297
  Redeemed                                                                 (978)        (2,291)          (537)       (3,393)
----------------------------------------------------------------------------------------------------------------------------
  Net Decrease from Capital Share Transactions                           (5,285)       (15,795)        (1,458)       (3,632)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               (10,899)       (29,712)         6,093       (97,242)
NET ASSETS:
  Beginning of Period                                                    58,588         88,300         47,421       144,663
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $        47,689 $       58,588   $     53,514  $     47,421
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)      $             8 $           15   $        (15) $       (271)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     2,024          3,097         10,256        22,907
    Shares Issued on Distributions Reinvested                               956          1,530            776         4,328
    Shares Redeemed                                                      (3,457)        (5,611)       (11,178)      (34,221)
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class A Shares Outstanding                             (477)          (984)          (146)       (6,986)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        65             71             31           707
    Shares Issued on Distributions Reinvested                                18             33             --           111
    Shares Redeemed                                                         (84)          (172)          (194)         (767)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                    (1)           (68)          (163)           51
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       161
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          FIXED INCOME             GLOBAL FIXED INCOME
                                                                           PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                           1999            1998           1999         1998
                                                                          (000)           (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $        11,574 $        11,666  $       1,512 $      2,739
  Net Realized Gain (Loss)                                               (2,037)          4,024           (530)         613
  Change in Unrealized Appreciation (Depreciation)                      (13,018)             57         (3,890)       3,117
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from Operations        (3,481)         15,747         (2,908)       6,469
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                 (11,567)        (11,256)        (1,200)        (904)
  In Excess of Net Investment Income                                         --              --            (90)          --
  Net Realized Gain                                                          --            (617)            --           --
  In Excess of Net Realized Gain                                          (526)              --             --           --
  Return of Capital                                                         --               --            (25)          --
  CLASS B:
  Net Investment Income                                                    (156)           (226)           (11)          (5)
  In Excess of Net Investment Income                                         --              --             (1)          --
  Net Realized Gain                                                          --             (10)            --           --
  In Excess of Net Realized Gain                                             (7)             --             --           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (12,256)        (12,109)        (1,327)        (909)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             20,302          97,384          1,780        8,210
  Distributions Reinvested                                               10,601          10,600          1,153          833
  Redeemed                                                              (56,628)        (82,009)       (10,394)     (53,314)
  CLASS B:
  Subscribed                                                                171           1,412             --           --
  Distributions Reinvested                                                   87             135             12            5
  Redeemed                                                               (1,612)         (2,819)           (15)         (49)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions               (27,079)         24,703         (7,464)     (44,315)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                               (42,816)         28,341        (11,699)     (38,755)
NET ASSETS:
  Beginning of Period                                                   216,367         188,026         46,246       85,001
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $       173,551 $       216,367  $      34,547 $     46,246
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)      $            54 $            80  $         (91)$        172
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     1,827           8,841            154          689
    Shares Issued on Distributions Reinvested                             1,005             962            101           74
    Shares Redeemed                                                      (5,274)         (7,440)          (870)      (4,687)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                (2,442)          2,363           (615)      (3,924)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                        16             127             --           --
    Shares Issued on Distributions Reinvested                                 8              12              1           --
    Shares Redeemed                                                        (150)           (254)            (1)          (4)
----------------------------------------------------------------------------------------------------------------------------
    Net Decrease in Class B Shares Outstanding                             (126)           (115)            --           (4)
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       162
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[GRAPHIC]  Morgan Stanley Dean Witter
           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          HIGH YIELD                  MUNICIPAL BOND
                                                                           PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED      YEAR ENDED     YEAR ENDED   YEAR ENDED
                                                                   DECEMBER 31,    DECEMBER 31,   DECEMBER 31, DECEMBER 31,
                                                                           1999            1998           1999         1998
                                                                          (000)           (000)          (000)        (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                         $        16,131 $        15,934  $       1,327 $      2,095
  Net Realized Gain (Loss)                                               (4,346)          1,964             50          736
  Change in Unrealized Appreciation (Depreciation)                        2,048         (15,658)        (1,814)        (372)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) in Net Assets Resulting from                   13,833           2,240          (437)        2,459
    Operations
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                                 (12,224)        (12,571)        (1,348)      (2,107)
  In Excess of Net Investment Income                                       (132)             (5)            (4)          --
  Net Realized Gain                                                          --          (1,778)          (211)        (565)
  In Excess of Net Realized Gain                                             --            (523)           (55)          --
  Return of Capital                                                        (156)           (137)            --           --
  CLASS B:
  Net Investment Income                                                  (3,969)         (3,479)            --           --
  In Excess of Net Investment Income                                        (41)             (2)            --           --
  Net Realized Gain                                                          --            (741)            --           --
  In Excess of Net Realized Gain                                             --            (217)            --           --
  Return of Capital                                                         (47)            (48)            --           --
----------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                   (16,569)        (19,501)        (1,618)      (2,672)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                             93,841         155,079          7,297       13,129
  Distributions Reinvested                                               10,968          12,501          1,566        2,592
  Redeemed                                                              (94,490)       (140,600)       (30,137)     (41,242)
  CLASS B:
  Subscribed                                                             40,398          80,986             --           --
  Distributions Reinvested                                                  675             883             --           --
  Redeemed                                                              (48,854)        (26,766)            --           --
----------------------------------------------------------------------------------------------------------------------------
  Net Increase (Decrease) from Capital Share Transactions                 2,538          82,083        (21,274)     (25,521)
----------------------------------------------------------------------------------------------------------------------------
  Total Increase (Decrease) in Net Assets                                  (198)         64,822        (23,329)     (25,734)
NET ASSETS:
  Beginning of Period                                                   185,041         120,219         34,807       60,541
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                                 $       184,843 $       185,041  $      11,478 $     34,807
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income (loss)      $          (173)$            (7) $          (4)$         (3)
    included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                                     8,765          13,382            708        1,245
    Shares Issued on Distributions Reinvested                             1,030           1,119            157          247
    Shares Redeemed                                                      (8,837)        (12,331)        (3,006)      (3,907)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class A Shares Outstanding                   958           2,170         (2,141)      (2,415)
----------------------------------------------------------------------------------------------------------------------------
    CLASS B:
    Shares Subscribed                                                     3,764           7,010             --           --
    Shares Issued on Distributions Reinvested                                63              80             --           --
    Shares Redeemed                                                      (4,532)         (2,418)            --           --
----------------------------------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Class B Shares Outstanding                  (705)           4,672            --           --
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       163
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           Institutional Fund, Inc.
--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                           MONEY MARKET           MUNICIPAL MONEY MARKET
                                                                            PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED      YEAR ENDED      YEAR ENDED    YEAR ENDED
                                                                 DECEMBER 31,    DECEMBER 31,    DECEMBER 31,  DECEMBER 31,
                                                                         1999            1998            1999          1998
                                                                        (000)           (000)           (000)         (000)
----------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
  Net Investment Income                                     $    97,110        $    87,544       $   30,893    $     28,381
  Net Realized Gain (Loss)                                          112                  3              (66)             (4)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase in Net Assets Resulting from Operations           97,222             87,547           30,827          28,377
----------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
  CLASS A:
  Net Investment Income                                         (97,110)           (87,540)         (30,898)        (28,381)
----------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:(1)
  CLASS A:
  Subscribed                                                 22,565,514         12,812,219        7,856,789       7,506,094
  Distributions Reinvested                                       94,269             87,297           30,732          28,978
  Redeemed                                                  (21,686,756)       (12,447,556)      (7,472,383)     (7,349,096)
----------------------------------------------------------------------------------------------------------------------------
  Net Increase from Capital Share Transactions                  973,027            451,960          415,138         185,976
----------------------------------------------------------------------------------------------------------------------------
  Total Increase in Net Assets                                  973,139            451,967          415,067         185,972
NET ASSETS:
  Beginning of Period                                         1,958,177          1,506,210          990,579         804,607
----------------------------------------------------------------------------------------------------------------------------
  End of Period                                             $ 2,931,316        $ 1,958,177       $1,405,646        $990,579
----------------------------------------------------------------------------------------------------------------------------
  Undistributed (accumulated) net investment income         $         4        $         4       $       --        $     --
    (loss) included in end of period net assets
----------------------------------------------------------------------------------------------------------------------------
(1)CAPITAL SHARE TRANSACTIONS:
    CLASS A:
    Shares Subscribed                                        22,565,514         12,812,219        7,856,789       7,506,094
    Shares Issued on Distributions Reinvested                    94,269             87,297           30,732          28,978
    Shares Redeemed                                         (21,686,756)       (12,447,556)      (7,472,383)     (7,349,096)
----------------------------------------------------------------------------------------------------------------------------
    Net Increase in Class A Shares Outstanding                  973,027            451,960          415,138         185,976
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       164
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[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
ACTIVE INTERNATIONAL ALLOCATION PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                      CLASS A
                                                         -------------------------------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------
                                                            1999          1998++        1997++        1996          1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.90      $  10.39      $  11.44      $  11.63       $  11.65
                                                          --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                   0.22          0.22          0.18          0.24           0.17
  Net Realized and Unrealized Gain on Investments             3.01          1.86          0.80          0.88           1.00
                                                          --------      --------      --------      --------       --------
    Total from Investment Operations                          3.23          2.08          0.98          1.12           1.17
                                                          --------      --------      --------      --------       --------
DISTRIBUTIONS
  Net Investment Income                                      (0.05)        (0.30)        (0.83)        (0.81)         (0.25)
  In Excess of Net Investment Income                         (0.06)        (0.04)        (0.02)        (0.02)         (0.10)
  Net Realized Gain                                          (0.76)        (0.23)        (1.18)        (0.48)         (0.84)
                                                          --------      --------      --------      --------       --------
    Total Distributions                                      (0.87)        (0.57)        (2.03)        (1.31)         (1.19)
                                                          --------      --------      --------      --------       --------
NET ASSET VALUE, END OF PERIOD                            $  14.26      $  11.90      $  10.39      $  11.44       $  11.63
                                                          --------      --------      --------      --------       --------
                                                          --------      --------      --------      --------       --------
TOTAL RETURN                                                 27.82%        20.12%         8.61%         9.71%         10.57%
                                                          --------      --------      --------      --------       --------
                                                          --------      --------      --------      --------       --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $583,607      $266,832      $138,667      $183,193       $170,663
Ratio of Expenses to Average Net Assets (1)                   0.80%         0.80%         0.80%         0.80%          0.80%
Ratio of Net Investment Income to Average Net Assets (1)      1.71%         1.91%         1.47%         1.22%          1.26%
Portfolio Turnover Rate                                         53%           49%           49%           65%            72%
------------------
(1) Effect of voluntary expense limitation during the
     period:
     Per share benefit to net investment income           $   0.01      $   0.02       $  0.03       $  0.03       $   0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                           0.92%         1.03%         1.10%         1.09%          1.18%
     Net Investment Income to Average Net Assets              1.59%         1.70%         1.18%         0.94%          0.88%
----------------------------------------------------------------------------------------------------------------------------

                                                                                             CLASS B
                                                                       -----------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                              JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,         1996*** TO
                                                                              -----------------------        DECEMBER 31,
                                                                         1999          1998++        1997++      1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $  12.12      $  10.48      $  11.44       $  11.66
                                                                        --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                 0.13          0.22          0.08           0.06
  Net Realized and Unrealized Gain on Investments                           3.02          1.94          0.87           1.00
                                                                        --------      --------      --------       --------
    Total from Investment Operations                                        3.15          2.16          0.95           1.06
                                                                        --------      --------      --------       --------
DISTRIBUTIONS
  Net Investment Income                                                    (0.05)        (0.23)        (0.71)         (0.78)
  In Excess of Net Investment Income                                       (0.05)        (0.06)        (0.02)         (0.02)
  Net Realized Gain                                                        (0.76)        (0.23)        (1.18)         (0.48)
                                                                        --------      --------      --------       --------
    Total Distributions                                                    (0.86)        (0.52)        (1.91)         (1.28)
                                                                        --------      --------      --------       --------
NET ASSET VALUE, END OF PERIOD                                          $  14.41      $  12.12      $  10.48       $  11.44
                                                                        --------      --------      --------       --------
                                                                        --------      --------      --------       --------
TOTAL RETURN                                                               26.63%        20.71%         8.35%          9.22%
                                                                        --------      --------      --------       --------
                                                                        --------      --------      --------       --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                   $  9,959      $     96      $     14       $    633
Ratio of Expenses to Average Net Assets (2)                                 1.05%         1.05%         1.05%          1.05%**
Ratio of Net Investment Income to Average Net Assets (2)                    1.16%         1.80%         0.71%          1.09%**
Portfolio Turnover Rate                                                       53%           49%           49%            65%
------------------
(2) Effect of voluntary expense limitation during the
  period:

     Per share benefit to net investment income                         $   0.01      $   0.03      $   0.03       $   0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                         1.17%         1.27%         1.32%          1.33%**
     Net Investment Income to Average Net Assets                            0.95%         1.58%         0.45%          0.82%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
++Per share amounts for the years ended December 31, 1998 and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
ASIAN EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                            ----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                              1999          1998         1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $   8.01      $  9.43      $  18.73      $  19.48     $ 21.54
                                                             --------      -------      --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                      0.06         0.12          0.14          0.17       0.18
  Net Realized and Unrealized Gain (Loss) on Investments         6.42        (1.24)        (8.93)          0.50       1.11
                                                             --------      -------      --------      --------     --------
    Total from Investment Operations                             6.48        (1.12)        (8.79)          0.67       1.29
                                                             --------      -------      --------      --------     --------
DISTRIBUTIONS
  Net Investment Income                                         (0.10)       (0.30)        (0.00)+       (0.15)       (0.34)
  In Excess of Net Investment Income                               --           --            --         (0.00)+      (0.00)+
  Net Realized Gain                                                --           --            --         (1.27)       (3.01)
  In Excess of Net Realized Gain                                   --           --         (0.51)           --           --
                                                             --------      -------      --------      --------     --------
    Total Distributions                                         (0.10)       (0.30)        (0.51)        (1.42)       (3.35)
                                                             --------      -------      --------      --------     --------
NET ASSET VALUE, END OF PERIOD                               $  14.39      $  8.01      $   9.43      $  18.73     $  19.48
                                                             --------      -------      --------      --------     --------
                                                             --------      -------      --------      --------     --------
TOTAL RETURN                                                    81.00%      (11.38)%      (48.29)%        3.49%        6.87%
                                                             --------      -------      --------      --------     --------
                                                             --------      -------      --------      --------     --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                        $103,513      $51,334      $ 85,503      $363,498     $314,884
Ratio of Expenses to Average Net Assets (1)                      1.07%        1.19%         1.12%         1.00%        1.00%
Ratio of Expenses to Average Net Assets Excluding Interest       1.00%        1.00%         1.00%          N/A          N/A
  Expense
Ratio of Net Investment Income to Average Net Assets (1)         0.58%        1.36%         0.47%         0.74%        0.97%
Portfolio Turnover Rate                                           197%         151%          107%           69%          42%
------------------
(1) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income              $   0.06      $  0.05      $   0.05      $   0.05     $   0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                              1.61%        1.79%         1.31%         1.25%        1.18%
     Net Investment Income to Average Net Assets                 0.04%        0.76%         0.29%         0.54%        0.79%
----------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                           -------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,          1996*** TO
                                                                           -----------------------------------  DECEMBER 31,
                                                                            1999         1998         1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 7.97       $ 9.40        $18.74       $ 19.55
                                                                            ------       ------        ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                   0.05         0.07          0.03          0.11
  Net Realized and Unrealized Gain (Loss) on Investments                      6.34        (1.20)        (8.86)         0.46
                                                                            ------       ------        ------       -------
    Total from Investment Operations                                          6.39        (1.13)        (8.83)         0.57
                                                                            ------       ------        ------       -------
DISTRIBUTIONS
  Net Investment Income                                                      (0.08)       (0.30)        (0.00)+       (0.11)
  In Excess of Net Investment Income                                            --           --            --            --
  Net Realized Gain                                                             --           --            --         (1.27)
  In Excess of Net Realized Gain                                                --           --         (0.51)           --
                                                                            ------       ------        ------       -------
    Total Distributions                                                      (0.08)       (0.30)        (0.51)        (1.38)
                                                                            ------       ------        ------       -------
NET ASSET VALUE, END OF PERIOD                                              $14.28       $ 7.97        $ 9.40       $ 18.74
                                                                            ------       ------        ------       -------
                                                                            ------       ------        ------       -------
TOTAL RETURN                                                                 79.95%      (11.53)%      (48.48)%        2.92%
                                                                            ------       ------        ------       -------
                                                                            ------       ------        ------       -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                       $2,828       $1,487        $1,468       $11,002
Ratio of Expenses to Average Net Assets (2)                                   1.32%        1.47%         1.37%         1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense            1.25%        1.25%         1.25%          N/A
Ratio of Net Investment Income to Average Net Assets (2)                      0.33%        1.06%         0.18%         0.58%**
Portfolio Turnover Rate                                                        197%         151%          107%           69%
------------------
(2) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                             $ 0.08       $ 0.04        $ 0.04        $ 0.04
    Ratios before expense limitation:
     Expenses to Average Net Assets                                           1.87%        2.07%         1.56%          1.52%**
     Net Investment Income (Loss) to Average Net Assets                      (0.22)%       0.46%        (0.01)%         0.37%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
ASIAN REAL ESTATE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS A
                                                                                   -----------------------------------------
                                                                                                               PERIOD FROM
                                                                                                                OCTOBER 1,
                                                                                   YEAR ENDED DECEMBER 31,       1997* TO
                                                                                   ------------------------     DECEMBER 31,
                                                                                    1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                $ 6.63          $ 7.94           $10.00
                                                                                    ------          ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                           0.11            0.26             0.11
  Net Realized and Unrealized Gain (Loss) on Investments                              1.50           (1.24)           (2.10)
                                                                                    ------          ------           ------
    Total from Investment Operations                                                  1.61           (0.98)           (1.99)
                                                                                    ------          ------           ------
DISTRIBUTIONS
  Net Investment Income                                                              (0.32)          (0.33)           (0.07)
  In Excess of Net Investment Income                                                 (0.02)             --               --
                                                                                    ------          ------           ------
  Total Distributions                                                                (0.34)          (0.33)           (0.07)
                                                                                    ------          ------           ------
NET ASSET VALUE, END OF PERIOD                                                      $ 7.90          $ 6.63           $ 7.94
                                                                                    ------          ------           ------
                                                                                    ------          ------           ------
TOTAL RETURN                                                                         24.27%         (11.82)%         (19.92)%
                                                                                    ------          ------           ------
                                                                                    ------          ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                               $2,912          $2,447           $2,385
Ratio of Expenses to Average Net Assets (1)                                           1.01%           1.05%            1.08%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense                    1.00%           1.00%            1.00%**
Ratio of Net Investment Income to Average Net Assets (1)                              1.64%           2.47%            5.21%**
Portfolio Turnover Rate                                                                 98%            261%              38%
------------------
(1) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                                     $ 0.15          $ 0.36           $ 0.25
    Ratios before expense limitation:
     Expenses to Average Net Assets                                                   3.19%           4.52%           12.95%**
     Net Investment Income (Loss) to Average Net Assets                              (0.54)%         (1.00)%          (6.66)%**
----------------------------------------------------------------------------------------------------------------------------

                                                                                                   CLASS B
                                                                                   -----------------------------------------
                                                                                                               PERIOD FROM
                                                                                                                OCTOBER 1,
                                                                                   YEAR ENDED DECEMBER 31,       1997* TO
                                                                                   ------------------------     DECEMBER 31,
                                                                                    1999            1998            1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $ 6.66         $ 8.03           $10.00
                                                                                     ------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                            0.13           0.12               --
  Net Realized and Unrealized Gain (Loss) on Investments                               1.46          (1.16)           (1.97)
                                                                                     ------         ------           ------
    Total from Investment Operations                                                   1.59          (1.04)           (1.97)
                                                                                     ------         ------           ------
DISTRIBUTIONS
  Net Investment Income                                                               (0.30)         (0.33)              --
  In Excess of Net Investment Income                                                  (0.02)            --               --
                                                                                     ------         ------           ------
  Total Distributions                                                                 (0.32)         (0.33)              --
                                                                                     ------         ------           ------
NET ASSET VALUE, END OF PERIOD                                                       $ 7.93         $ 6.66           $ 8.03
                                                                                     ------         ------           ------
                                                                                     ------         ------           ------
TOTAL RETURN                                                                          23.88%        (12.53)%         (19.70)%
                                                                                     ------         ------           ------
                                                                                     ------         ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                $1,372          $ 761           $    0+
Ratio of Expenses to Average Net Assets (2)                                            1.25%          1.38%             1.18%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense                     1.25%          1.25%              N/A
Ratio of Net Investment Income to Average Net Assets (2)                               1.39%          2.39%             4.24%**
Portfolio Turnover Rate                                                                  98%           261%               38%
------------------
(2) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                                       $0.17          $0.18              N/A
    Ratios before expense limitation:
     Expenses to Average Net Assets                                                    3.10%          5.03%             N/A
     Net Investment Income (Loss) to Average Net Assets                               (0.45)%        (1.27)%            N/A
----------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations
** Annualized
 + Amount is less than $500.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
EMERGING MARKETS PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
                                                  --------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------
                                                     1999           1998           1997            1996            1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $     9.55      $  12.97      $    14.66      $    13.14       $   16.30
                                                   ----------      --------      ----------      ----------       ---------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                 (0.03)         0.16            0.07            0.09            0.08
  Net Realized and Unrealized Gain (Loss) on             9.75         (3.46)          (0.29)           1.51           (2.05)
    Investments
                                                   ----------      --------      ----------      ----------       ---------
    Total from Investment Operations                     9.72         (3.30)          (0.22)           1.60           (1.97)
                                                   ----------      --------      ----------      ----------       ---------
DISTRIBUTIONS
  Net Investment Income                                    --         (0.12)          (0.07)          (0.08)          (0.06)
  In Excess of Net Investment Income                       --            --           (0.07)             --              --
  Net Realized Gain                                        --            --           (0.69)             --           (1.13)
  In Excess of Net Realized Gain                           --            --           (0.64)             --              --
                                                   ----------      --------      ----------      ----------       ---------
    Total Distributions                                    --         (0.12)          (1.47)          (0.08)          (1.19)
                                                   ----------      --------      ----------      ----------       ---------
NET ASSET VALUE, END OF PERIOD                     $    19.27      $   9.55      $    12.97      $    14.66       $   13.14
                                                   ----------      --------      ----------      ----------       ---------
                                                   ----------      --------      ----------      ----------       ---------
TOTAL RETURN                                           101.78%       (25.42)%         (1.03)%         12.19%         (12.77)%
                                                   ----------      --------      ----------      ----------       ---------
                                                   ----------      --------      ----------      ----------       ---------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)              $1,544,893      $772,115      $1,501,386      $1,304,006        $876,591
Ratio of Expenses to Average Net Assets                  1.64%         1.81%           1.75%           1.74%           1.72%
Ratio of Expenses to Average Net Assets Excluding        1.57%         1.70%            N/A             N/A             N/A
  Foreign Tax Expense and Interest Expense
Ratio of Net Investment Income (Loss) to Average        (0.26)%        1.04%           0.40%           0.69%           0.60%
  Net Assets
Portfolio Turnover Rate                                   133%           98%             90%             55%             54%
----------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                          --------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,          1996*** TO
                                                                          ------------------------------------  DECEMBER 31,
                                                                            1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $   9.56       $12.98       $14.66       $ 13.25
                                                                           --------       ------       ------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                       (0.04)        0.10         0.02          0.04
  Net Realized and Unrealized Gain (Loss) on Investments                       9.72        (3.43)       (0.28)         1.42
                                                                           --------       ------       ------       -------
    Total from Investment Operations                                           9.68        (3.33)       (0.26)         1.46
                                                                           --------       ------       ------       -------
DISTRIBUTIONS
  Net Investment Income                                                          --        (0.09)       (0.05)        (0.05)
  In Excess of Net Investment Income                                             --           --        (0.04)           --
  Net Realized Gain                                                              --           --        (0.69)           --
  In Excess of Net Realized Gain                                                 --           --        (0.64)           --
                                                                           --------       ------       ------       -------
    Total Distributions                                                          --        (0.09)       (1.42)        (0.05)
                                                                           --------       ------       ------       -------
NET ASSET VALUE, END OF PERIOD                                             $  19.24       $ 9.56       $12.98       $ 14.66
                                                                           --------       ------       ------       -------
                                                                           --------       ------       ------       -------
TOTAL RETURN                                                                 101.26%      (25.65)%      (1.31)%      (11.04)%
                                                                           --------       ------       ------       -------
                                                                           --------       ------       ------       -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                      $ 16,999       $7,199       $9,666       $14,213
Ratio of Expenses to Average Net Assets                                        1.88%        2.06%        2.00%         1.99%**
Ratio of Expenses to Average Net Assets Excluding Foreign Tax                  1.81%        1.95%         N/A           N/A
  Expense and Interest Expense
Ratio of Net Investment Income (Loss) to Average Net Assets                   (0.51)%       0.80%        0.11%         0.33%**
Portfolio Turnover Rate                                                         133%          98%          90%           55%
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.


    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
EUROPEAN EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                            ----------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                            ----------------------------------------------------------------
                                                              1999          1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $  15.75      $  17.96      $  16.70      $  13.92     $ 13.94
                                                             --------      --------      --------      --------     -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                      0.29          0.43          0.39          0.24        0.14
  Net Realized and Unrealized Gain on Investments                1.10          1.08          2.58          2.85        1.37
                                                             --------      --------      --------      --------     -------
    Total from Investment Operations                             1.39          1.51          2.97          3.09        1.51
                                                             --------      --------      --------      --------     -------
DISTRIBUTIONS
  Net Investment Income                                         (0.32)        (0.42)        (0.37)        (0.25)      (0.15)
  In Excess of Net Investment Income                            (0.03)           --            --         (0.02)         --
  Net Realized Gain                                             (1.70)        (3.30)        (1.34)        (0.04)      (1.38)
                                                             --------      --------      --------      --------     -------
    Total Distributions                                         (2.05)        (3.72)        (1.71)        (0.31)      (1.53)
                                                             --------      --------      --------      --------     -------
NET ASSET VALUE, END OF PERIOD                               $  15.09      $  15.75      $  17.96      $  16.70     $ 13.92
                                                             --------      --------      --------      --------     -------
                                                             --------      --------      --------      --------     -------
TOTAL RETURN                                                     9.60%         8.09%        17.88%        22.29%      11.85%
                                                             --------      --------      --------      --------     -------
                                                             --------      --------      --------      --------     -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                        $105,030      $168,712      $242,868      $178,356     $69,583
Ratio of Expenses to Average Net Assets (1)                      1.09%         1.00%         1.00%         1.00%       1.00%
Ratio of Expenses to Average Net Assets Excluding Interest       1.00%          N/A           N/A           N/A         N/A
  Expense
Ratio of Net Investment Income to Average Net Assets (1)         1.46%         1.47%         1.96%         1.83%       1.37%
Portfolio Turnover Rate                                            74%           52%           43%           24%         13%
------------------
(1) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income              $   0.03      $   0.02      $   0.02      $   0.02     $  0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                              1.22%         1.08%         1.09%         1.16%       1.25%
     Net Investment Income to Average Net Assets                 1.34%         1.40%         1.87%         1.67%       1.12%
----------------------------------------------------------------------------------------------------------------------------

                                                                                                 CLASS B
                                                                          --------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,          1996*** TO
                                                                          ------------------------------------  DECEMBER 31,
                                                                            1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                            $15.74      $17.94      $16.67       $14.05
                                                                                ------      ------      ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                       0.12        0.33        0.28         0.18
  Net Realized and Unrealized Gain on Investments                                 1.23        1.13        2.66         2.73
                                                                                ------      ------      ------       ------
    Total from Investment Operations                                              1.35        1.46        2.94         2.91
                                                                                ------      ------      ------       ------
DISTRIBUTIONS
  Net Investment Income                                                          (0.26)      (0.36)      (0.33)       (0.23)
  In Excess of Net Investment Income                                             (0.02)         --          --        (0.02)
  Net Realized Gain                                                              (1.70)      (3.30)      (1.34)       (0.04)
                                                                                ------      ------      ------       ------
    Total Distributions                                                          (1.98)      (3.66)      (1.67)       (0.29)
                                                                                ------      ------      ------       ------
NET ASSET VALUE, END OF PERIOD                                                  $15.11      $15.74      $17.94       $16.67
                                                                                ------      ------      ------       ------
                                                                                ------      ------      ------       ------
TOTAL RETURN                                                                      9.36%       7.80%      17.73%       20.76%
                                                                                ------      ------      ------       ------
                                                                                ------      ------      ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                           $2,196      $5,181      $4,654       $2,654
Ratio of Expenses to Average Net Assets (2)                                       1.34%       1.25%       1.25%        1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense                1.25%        N/A         N/A          N/A
Ratio of Net Investment Income to Average Net Assets (2)                          1.30%       1.15%       1.55%        1.67%**
Portfolio Turnover Rate                                                             74%         52%         43%          24%
------------------
(2) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                                 $ 0.01      $ 0.02      $ 0.02       $ 0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                                               1.48%       1.34%       1.34%        1.40%**
     Net Investment Income to Average Net Assets                                  1.16%       1.08%       1.46%        1.52%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
EUROPEAN REAL ESTATE PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS A
                                                                                   -----------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 OCTOBER 1,
                                                                                   YEAR ENDED DECEMBER 31,        1997* TO
                                                                                   ------------------------      DECEMBER 31,
                                                                                      1999          1998             1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                 $ 9.58        $  9.52          $ 10.00
                                                                                     ------        -------          -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                                    (0.05)          0.12             0.05
  Net Realized and Unrealized Gain (Loss) on Investments                              (0.17)          0.33            (0.52)
                                                                                     ------        -------          -------
    Total from Investment Operations                                                  (0.22)          0.45            (0.47)
                                                                                     ------        -------          -------
DISTRIBUTIONS
  Net Investment Income                                                               (0.18)         (0.25)           (0.01)
  In Excess of Net Investment Income                                                  (0.02)         (0.14)              --
                                                                                     ------        -------          -------
    Total Distributions                                                               (0.20)         (0.39)           (0.01)
                                                                                     ------        -------          -------
NET ASSET VALUE, END OF PERIOD                                                       $ 9.16        $  9.58          $  9.52
                                                                                     ------        -------          -------
                                                                                     ------        -------          -------
TOTAL RETURN                                                                          (2.36)%         4.75%           (4.72)%
                                                                                     ------        -------          -------
                                                                                     ------        -------          -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                $9,931        $33,422          $15,177
Ratio of Expenses to Average Net Assets (1)                                            1.23%          1.03%            1.00%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense                     1.00%          1.00%             N/A
Ratio of Net Investment Income to Average Net Assets (1)                               2.33%          1.33%            2.08%**
Portfolio Turnover Rate                                                                  35%           119%              47%
------------------
(1) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                                      $ 0.01        $  0.03          $  0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                                                    1.71%          1.43%            3.05%**
     Net Investment Income to Average Net Assets                                       1.85%          0.95%            0.03%**
----------------------------------------------------------------------------------------------------------------------------

                                                                                                    CLASS B
                                                                                   -----------------------------------------
                                                                                                               PERIOD FROM
                                                                                                                OCTOBER 1,
                                                                                   YEAR ENDED DECEMBER 31,       1997* TO
                                                                                   ------------------------     DECEMBER 31,
                                                                                       1999          1998            1997
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                  $ 9.61        $ 9.52           $10.00
                                                                                      ------        ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                             0.19          0.11             0.02
  Net Realized and Unrealized Gain (Loss) on Investments                               (0.43)         0.33            (0.50)
                                                                                      ------        ------           ------
    Total from Investment Operations                                                   (0.24)         0.44            (0.48)
                                                                                      ------        ------           ------
DISTRIBUTIONS
  Net Investment Income                                                                (0.16)        (0.22)              --
  In Excess of Net Investment Income                                                   (0.02)        (0.13)              --
                                                                                      ------        ------           ------
    Total Distributions                                                                (0.18)        (0.35)              --
                                                                                      ------        ------           ------
NET ASSET VALUE, END OF PERIOD                                                        $ 9.19        $ 9.61           $ 9.52
                                                                                      ------        ------           ------
                                                                                      ------        ------           ------
TOTAL RETURN                                                                           (2.61)%        4.60%           (4.76)%
                                                                                      ------        ------           ------
                                                                                      ------        ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                 $1,786        $2,531           $  789
Ratio of Expenses to Average Net Assets (2)                                             1.47%         1.28%            1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense                      1.25%         1.25%             N/A
Ratio of Net Investment Income to Average Net Assets (2)                                2.35%         1.15%            1.51%**
Portfolio Turnover Rate                                                                   35%          119%              47%
------------------
(2) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                                       $ 0.04        $ 0.04           $ 0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                                     1.96%         1.68%            3.12%**
     Net Investment Income (Loss) to Average Net Assets                                 1.91%         0.77%           (0.36)%**
----------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
GLOBAL EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                           -----------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                             1999          1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  20.74      $  18.52      $  16.24      $ 14.31       $ 13.40
                                                            --------      --------      --------      --------      -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                     0.44          0.15          0.21         0.23          0.18
  Net Realized and Unrealized Gain on Investments               0.32          2.55          3.61         3.02          2.26
                                                            --------      --------      --------      --------      -------
    Total from Investment Operations                            0.76          2.70          3.82         3.25          2.44
                                                            --------      --------      --------      --------      -------
DISTRIBUTIONS
  Net Investment Income                                        (0.38)        (0.17)        (0.40)       (0.23)        (0.22)
  In Excess of Net Investment Income                           (0.06)           --            --           --            --
  Net Realized Gain                                            (2.74)        (0.31)        (1.14)       (1.09)        (1.31)
                                                            --------      --------      --------      --------      -------
    Total Distributions                                        (3.18)        (0.48)        (1.54)       (1.32)        (1.53)
                                                            --------      --------      --------      --------      -------
NET ASSET VALUE, END OF PERIOD                              $  18.32      $  20.74      $  18.52      $ 16.24       $ 14.31
                                                            --------      --------      --------      --------      -------
                                                            --------      --------      --------      --------      -------
TOTAL RETURN                                                    4.01%        14.60%        23.75%       22.83%        18.66%
                                                            --------      --------      --------      --------      -------
                                                            --------      --------      --------      --------      -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $115,646      $228,748      $108,074      $80,297       $91,675
Ratio of Expenses to Average Net Assets (1)                     1.01%         1.00%         1.00%        1.00%         1.00%
Ratio of Net Investment Income to Average Net Assets (1)        1.26%         0.96%         1.07%        1.38%         1.17%
Portfolio Turnover Rate                                           41%           39%           30%          26%           28%
------------------
(1) Effect of voluntary expense limitation during the
    period:

     Per share benefit to net investment income             $   0.02      $   0.01       $  0.02      $  0.03       $  0.02
    Ratios before expense limitation:
     Expenses to Average Net Assets                             1.06%         1.07%         1.11%        1.15%         1.13%
     Net Investment Income to Average Net Assets                1.20%         0.90%         0.96%        1.23%         1.04%
----------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                          --------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                                                   JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,            1996*** TO
                                                                          ------------------------------------    DECEMBER 31,
                                                                             1999          1998         1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 20.63       $ 18.46       $16.21        $14.36
                                                                           -------       -------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                   0.21          0.15         0.16          0.13
  Net Realized and Unrealized Gain on Investments                             0.50          2.46         3.60          3.02
                                                                           -------       -------       ------        ------
    Total from Investment Operations                                          0.71          2.61         3.76          3.15
                                                                           -------       -------       ------        ------
DISTRIBUTIONS
  Net Investment Income                                                      (0.35)        (0.13)       (0.37)        (0.21)
  In Excess of Net Investment Income                                         (0.05)           --           --            --
  Net Realized Gain                                                          (2.74)        (0.31)       (1.14)        (1.09)
                                                                           -------       -------       ------        ------
    Total Distributions                                                      (3.14)        (0.44)       (1.51)        (1.30)
                                                                           -------       -------       ------        ------
NET ASSET VALUE, END OF PERIOD                                             $ 18.20       $ 20.63       $18.46        $16.21
                                                                           -------       -------       ------        ------
                                                                           -------       -------       ------        ------
TOTAL RETURN                                                                  3.75%        14.15%       23.37%        22.04%
                                                                           -------       -------       ------        ------
                                                                           -------       -------       ------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                      $28,089       $13,123       $5,910        $3,928
Ratio of Expenses to Average Net Assets (2)                                   1.26%         1.25%        1.25%         1.25%**
Ratio of Net Investment Income to Average Net Assets (2)                      0.89%         0.68%        0.80%         1.29%**
Portfolio Turnover Rate                                                         41%           39%          30%           26%
------------------
(2) Effect of voluntary expense limitation during the
     period:
     Per share benefit to net investment income                            $  0.01       $  0.01       $ 0.02        $ 0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                           1.31%         1.32%        1.36%         1.39%**
     Net Investment Income to Average Net Assets                              0.83%         0.62%        0.69%         1.15%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                   CLASS A
                                                  --------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                  --------------------------------------------------------------------------
                                                     1999           1998           1997            1996            1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD              $    18.25      $    17.16     $    16.95     $    15.15       $    15.34
                                                  ----------      ----------     ----------     ----------       ----------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                             0.24            0.27           0.30           0.25             0.16
  Net Realized and Unrealized Gain on Investments       2.80            2.86           2.01           2.71             1.55
                                                  ----------      ----------     ----------     ----------       ----------
    Total from Investment Operations                    3.04            3.13           2.31           2.96             1.71
                                                  ----------      ----------     ----------     ----------       ----------
DISTRIBUTIONS
  Net Investment Income                                (0.18)          (0.38)         (0.48)         (0.36)           (0.06)
  Net Realized Gain                                    (1.49)          (1.66)         (1.62)         (0.80)           (1.84)
                                                  ----------      ----------     ----------     ----------       ----------
    Total Distributions                                (1.67)          (2.04)         (2.10)         (1.16)           (1.90)
                                                  ----------      ----------     ----------     ----------       ----------
NET ASSET VALUE, END OF PERIOD                    $    19.62      $    18.25     $    17.16     $    16.95       $    15.15
                                                  ----------      ----------     ----------     ----------       ----------
                                                  ----------      ----------     ----------     ----------       ----------
TOTAL RETURN                                           16.91%          18.30%         13.91%         19.64%           11.77%
                                                  ----------      ----------     ----------     ----------       ----------
                                                  ----------      ----------     ----------     ----------       ----------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)             $4,630,035      $3,400,498     $2,822,900     $2,264,424       $1,598,530
Ratio of Expenses to Average Net Assets (1)             1.00%           1.00%          1.00%          1.00%            1.00%
Ratio of Net Investment Income to Average Net           1.28%           1.33%          1.49%          1.64%            1.38%
  Assets (1)
Portfolio Turnover Rate                                   37%             33%            33%            18%              27%
------------------
(1) Effect of voluntary expense limitation during
    the period:

     Per share benefit to net investment income   $     0.00+     $     0.00+    $     0.00+    $     0.00       $    0.003
    Ratios before expense limitation:
     Expenses to Average Net Assets                     1.01%           1.02%          1.02%          1.02%            1.03%
     Net Investment Income to Average Net Assets        1.27%           1.32%          1.47%          1.61%            1.35%
----------------------------------------------------------------------------------------------------------------------------

                                                                                              CLASS B
                                                                          --------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                                                   JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,            1996*** TO
                                                                          ------------------------------------    DECEMBER 31,
                                                                       1999           1998           1997             1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                 $ 18.22        $ 17.13         $16.93           $15.24
                                                                     -------        -------         ------           ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                             0.19           0.24           0.23             0.23
  Net Realized and Unrealized Gain on Investments                       2.81           2.85           2.02             2.59
                                                                     -------        -------         ------           ------
    Total from Investment Operations                                    3.00           3.09           2.25             2.82
                                                                     -------        -------         ------           ------
DISTRIBUTIONS
  Net Investment Income                                                (0.15)         (0.34)         (0.43)           (0.33)
  Net Realized Gain                                                    (1.49)         (1.66)         (1.62)           (0.80)
                                                                     -------        -------         ------           ------
    Total Distributions                                                (1.64)         (2.00)         (2.05)           (1.13)
                                                                     -------        -------         ------           ------
NET ASSET VALUE, END OF PERIOD                                       $ 19.58        $ 18.22         $17.13           $16.93
                                                                     -------        -------         ------           ------
                                                                     -------        -------         ------           ------
TOTAL RETURN                                                           16.68%         18.13%         13.57%           18.58%
                                                                     -------        -------         ------           ------
                                                                     -------        -------         ------           ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                $41,374        $17,076         $3,074           $5,393
Ratio of Expenses to Average Net Assets (2)                             1.25%          1.25%          1.25%            1.25%**
Ratio of Net Investment Income to Average Net                           0.93%          0.96%          1.21%            1.68%**
  Assets (2)
Portfolio Turnover Rate                                                   37%            33%            33%              18%
------------------
(2) Effect of voluntary expense limitation during
  the period:

     Per share benefit to net investment income                      $  0.00+       $  0.00+        $ 0.00+          $ 0.00
    Ratios before expense limitation:
     Expenses to Average Net Assets                                     1.26%          1.28%          1.27%            1.27%**
     Net Investment Income to Average Net Assets                        0.92%          0.95%          1.19%            1.66%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996. Amount is
  + less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
INTERNATIONAL MAGNUM PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                              CLASS A
                                                                          --------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                   MARCH 15,
                                                                                YEAR ENDED DECEMBER 31,            1996* TO
                                                                          ------------------------------------   DECEMBER 31,
                                                                           1999          1998         1997           1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                     $  11.57      $  10.87      $  10.66       $ 10.00
                                                                         --------      --------      --------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                  0.19          0.14          0.17          0.06
  Net Realized and Unrealized Gain (Loss) on Investments                     2.64          0.66          0.54          0.76
                                                                         --------      --------      --------       -------
    Total from Investment Operations                                         2.83          0.80          0.71          0.82
                                                                         --------      --------      --------       -------
DISTRIBUTIONS
  Net Investment Income                                                     (0.15)        (0.10)        (0.41)        (0.13)
  In Excess of Net Investment Income                                           --            --            --         (0.02)
  Net Realized Gain                                                         (0.63)           --         (0.09)        (0.01)
                                                                         --------      --------      --------       -------
    Total Distributions                                                     (0.78)        (0.10)        (0.50)        (0.16)
                                                                         --------      --------      --------       -------
NET ASSET VALUE, END OF PERIOD                                           $  13.62      $  11.57      $  10.87       $ 10.66
                                                                         --------      --------      --------       -------
                                                                         --------      --------      --------       -------
TOTAL RETURN                                                                24.87%         7.33%         6.58%         8.25%
                                                                         --------      --------      --------       -------
                                                                         --------      --------      --------       -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                    $188,586      $269,814      $159,096       $85,316
Ratio of Expenses to Average Net Assets                                      1.01%         1.00%         1.00%         1.00%**
Ratio of Expenses to Average Net Assets Excluding Country Tax                1.00%          N/A           N/A           N/A
  and Interest Expense
Ratio of Net Investment Income to Average Net Assets (1)                     0.89%         1.34%         1.44%         0.99%**
Portfolio Turnover Rate                                                        59%           39%           41%           18%
------------------
(1) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                          $   0.02      $   0.01      $   0.02       $  0.03
    Ratios before expense limitation:
     Expenses to Average Net Assets                                          1.11%         1.13%         1.19%         1.54%**
     Net Investment Income to Average Net Assets                             0.80%         1.24%         1.25%         0.44%**
----------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                          --------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                   MARCH 15,
                                                                                YEAR ENDED DECEMBER 31,            1996* TO
                                                                          ------------------------------------    DECEMBER 31,
                                                                              1999         1998         1997          1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $ 11.54      $ 10.84      $ 10.63       $ 10.00
                                                                            -------      -------      -------       -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                    0.11         0.14         0.16          0.01
  Net Realized and Unrealized Gain (Loss) on Investments                       2.68         0.64         0.52          0.78
                                                                            -------      -------      -------       -------
    Total from Investment Operations                                           2.79         0.78         0.68          0.79
                                                                            -------      -------      -------       -------
DISTRIBUTIONS
  Net Investment Income                                                       (0.12)       (0.08)       (0.38)        (0.13)
  In Excess of Net Investment Income                                             --           --           --         (0.02)
  Net Realized Gain                                                           (0.63)          --        (0.09)        (0.01)
                                                                            -------      -------      -------       -------
    Total Distributions                                                       (0.75)       (0.08)       (0.47)        (0.16)
                                                                            -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD                                              $ 13.58      $ 11.54      $ 10.84       $ 10.63
                                                                            -------      -------      -------       -------
                                                                            -------      -------      -------       -------
TOTAL RETURN                                                                  24.58%        7.13%        6.33%         7.90%
                                                                            -------      -------      -------       -------
                                                                            -------      -------      -------       -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                       $30,770      $26,151      $28,217       $23,173
Ratio of Expenses to Average Net Assets (2)                                    1.25%        1.25%        1.25%         1.25%**
Ratio of Expenses to Average Net Assets Excluding Country Tax                  1.25%         N/A          N/A           N/A
  and Interest Expense
Ratio of Net Investment Income to Average Net Assets (2)                       0.87%        1.24%        1.19%         0.60%**
Portfolio Turnover Rate                                                          59%          39%          41%           18%
------------------
(2) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                             $  0.01      $  0.01      $  0.02       $  0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                            1.35%        1.37%        1.44%         1.69%**
     Net Investment Income to Average Net Assets                               0.54%        1.14%        1.00%         0.15%**
----------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations
** Annualized

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
INTERNATIONAL SMALL CAP PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                           -----------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                             1999         1998           1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  15.25      $  15.61       $  16.83      $  14.94     $  15.15
                                                           --------      --------       --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                    0.22          0.22           0.25          0.21         0.24
  Net Realized and Unrealized Gain (Loss) on Investments       5.66          0.39          (0.42)         2.29*        0.15*
                                                           --------      --------       --------      --------     --------
    Total from Investment Operations                           5.88          0.61          (0.17)         2.50         0.39
                                                           --------      --------       --------      --------     --------
DISTRIBUTIONS
  Net Investment Income                                       (0.27)        (0.24)         (0.31)        (0.22)       (0.23)
  In Excess of Net Investment Income                          (0.02)           --          (0.05)           --           --
  Net Realized Gain                                           (1.20)        (0.79)         (0.77)        (0.39)       (0.37)
                                                           --------      --------       --------      --------     --------
    Total Distributions                                       (1.49)        (1.03)         (1.13)        (0.61)       (0.60)
                                                           --------      --------       --------      --------     --------
TRANSACTION FEES
                                                               0.03          0.06           0.08            --           --
                                                           --------      --------       --------      --------     --------
NET ASSET VALUE, END OF PERIOD                             $  19.67      $  15.25       $  15.61      $  16.83     $  14.94
                                                           --------      --------       --------      --------     --------
                                                           --------      --------       --------      --------     --------
TOTAL RETURN                                                  39.34%         4.25%         (0.55)%       16.82%        2.60%
                                                           --------      --------       --------      --------     --------
                                                           --------      --------       --------      --------     --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $357,708      $252,642       $230,095      $234,743     $198,669
Ratio of Expenses to Average Net Assets (1)                    1.15%         1.15%          1.15%         1.15%        1.15%
Ratio of Net Investment Income to Average Net Assets (1)       1.30%         1.23%          1.37%         1.29%        1.72%
Portfolio Turnover Rate                                          48%           39%            31%           35%          24%
------------------
(1) Effect of voluntary expense limitation during the
  period:

     Per share benefit to net investment income           $    0.01      $   0.01       $   0.01      $   0.01     $   0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                            1.20%         1.21%          1.22%         1.23%        1.24%
     Net Investment Income to Average Net Assets               1.25%         1.18%          1.30%         1.20%        1.63%
----------------------------------------------------------------------------------------------------------------------------

*Includes a 1% transaction fee on purchases and redemptions of capital shares.






















    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
JAPANESE EQUITY PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          ------------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                          ------------------------------------------------------------------
                                                            1999++        1998        1997           1996++         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  6.18       $  5.89     $  7.96       $   9.27       $   9.83
                                                           -------       -------     -------       --------       --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           (0.02)         0.04        0.17             --           0.04
  Net Realized and Unrealized Gain (Loss) on Investments+     3.96          0.48       (0.94)         (0.13)         (0.40)
                                                           -------       -------     -------       --------       --------
    Total from Investment Operations                          3.94          0.52       (0.77)         (0.13)         (0.36)
                                                           -------       -------     -------       --------       --------
DISTRIBUTIONS
  Net Investment Income                                         --         (0.23)      (1.30)         (0.66)            --
  In Excess of Net Investment Income                            --            --          --          (0.52)         (0.20)
                                                           -------       -------     -------       --------       --------
    Total Distributions                                         --         (0.23)      (1.30)         (1.18)         (0.20)
                                                           -------       -------     -------       --------       --------
NET ASSET VALUE, END OF PERIOD                             $ 10.12       $  6.18     $  5.89       $   7.96       $   9.27
                                                           -------       -------     -------       --------       --------
                                                           -------       -------     -------       --------       --------
TOTAL RETURN                                                 63.75%         8.82%      (9.23)%        (1.40)%        (3.64)%
                                                           -------       -------     -------       --------       --------
                                                           -------       -------     -------       --------       --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $73,666       $57,755     $77,086       $152,229       $119,278
Ratio of Expenses to Average Net Assets (1)                   1.01%         1.11%       1.06%          1.00%          1.00%
Ratio of Expenses to Average Net Assets Excluding             1.00%         1.00%       1.00%           N/A            N/A
  Interest Expense
Ratio of Net Investment Income (Loss) to Average Net         (0.28)%        0.03%      (0.21)%        (0.04)%         0.15%
  Assets (1)
Portfolio Turnover Rate                                         26%           66%         40%            38%            52%
------------------
(1) Effect of voluntary expense limitation during the
    period:

     Per share benefit to net investment income (loss)     $  0.01       $  0.01     $  0.01       $   0.01        $  0.06
    Ratios before expense limitation:
     Expenses to Average Net Assets                           1.14%         1.30%       1.14%          1.07%          1.20%
     Net Investment Income to Average Net Assets             (0.41)%       (0.14)%     (0.28)%        (0.11)%        (0.05)%
----------------------------------------------------------------------------------------------------------------------------

                                                                                                CLASS B
                                                                           -------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                   JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,            1996*** TO
                                                                           -----------------------------------     DECEMBER 31,
                                                                               1999++      1998         1997          1996++
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 6.13      $ 5.87       $ 7.94        $ 9.25
                                                                              ------      ------       ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                              0.08       (0.09)       0.09          (0.02)
  Net Realized and Unrealized Gain (Loss) on Investments                        3.81        0.58       (0.89)         (0.14)
                                                                              ------      ------       ------        ------
    Total from Investment Operations                                            3.89        0.49       (0.80)         (0.16)
                                                                              ------      ------       ------        ------
DISTRIBUTIONS
  Net Investment Income                                                           --       (0.23)      (1.27)         (0.64)
  In Excess of Net Investment Income                                              --          --          --          (0.51)
                                                                              ------      ------       ------        ------
    Total Distributions                                                           --       (0.23)       (1.27)        (1.15)
                                                                              ------      ------       ------        ------
NET ASSET VALUE, END OF PERIOD                                                $10.02      $ 6.13       $ 5.87        $ 7.94
                                                                              ------      ------       ------        ------
                                                                              ------      ------       ------        ------
TOTAL RETURN                                                                   63.46%       8.33%       (9.64)%       (1.67)%
                                                                              ------      ------       ------        ------
                                                                              ------      ------       ------        ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                         $3,538      $1,083       $1,703        $3,431
Ratio of Expenses to Average Net Assets (2)                                     1.26%       1.36%        1.31%         1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense              1.25%       1.25%        1.25%          N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                (0.57)%     (0.25)%      (0.53)%       (0.26)%**
Portfolio Turnover Rate                                                           26%         66%          40%           38%
------------------
(2) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income (loss)                        $ 0.01      $ 0.02       $ 0.01        $ 0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                             1.39%       1.55%        1.38%         1.31%**
     Net Investment Loss to Average Net Assets                                 (0.67)%     (0.42)%      (0.60)%       (0.32)%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + The amount shown for the year ended December 31, 1995 for a share outstanding throughout the year does not agree with the amount of aggregate net gains on investments for the year because of the timing of sales and repurchases of the Portfolio shares in relation to a fluctuating market value of the investments in the Portfolio
 ++ Per share amounts for the years ended December 31, 1999 and 1996 are based on average shares outstanding.



    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
LATIN AMERICAN PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                        CLASS A
                                                            ----------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                JANUARY 18,
                                                                        YEAR ENDED DECEMBER 31,                  1995* TO
                                                            -------------------------------------------------   DECEMBER 31,
                                                              1999         1998++       1997          1996           1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  6.74       $ 10.91      $ 11.32       $  9.06        $ 10.00
                                                            -------       -------      -------       -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                    0.18          0.13        (0.01)         0.14           0.05
  Net Realized and Unrealized Gain (Loss) on Investments       4.59         (4.16)        4.32          4.27          (0.92)
                                                            -------       -------      -------       -------        -------
    Total from Investment Operations                           4.77         (4.03)        4.31          4.41          (0.87)
                                                            -------       -------      -------       -------        -------
DISTRIBUTIONS
  Net Investment Income                                       (0.19)        (0.09)          --         (0.13)         (0.04)
  Net Realized Gain                                              --         (0.05)       (4.04)        (2.02)            --
  In Excess of Net Realized Gain                                 --            --        (0.68)           --             --
  Return of Capital                                              --            --           --            --          (0.03)
                                                            -------       -------      -------       -------        -------
    Total Distributions                                       (0.19)        (0.14)       (4.72)        (2.15)         (0.07)
                                                            -------       -------      -------       -------        -------
NET ASSET VALUE, END OF PERIOD                              $ 11.32       $  6.74      $ 10.91       $ 11.32        $  9.06
                                                            -------       -------      -------       -------        -------
                                                            -------       -------      -------       -------        -------
TOTAL RETURN                                                  71.28%       (37.10)%      41.28%        48.77%         (8.68)%
                                                            -------       -------      -------       -------        -------
                                                            -------       -------      -------       -------        -------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $13,809       $15,012      $73,196       $30,409        $15,376
Ratio of Expenses to Average Net Assets (1)                    1.79%         1.81%        1.89%         1.70%          1.70%**
Ratio of Expenses to Average Net Assets Excluding Country      1.70%         1.64%        1.70%         1.70%          1.70%**
  Tax and Interest Expense
Ratio of Net Investment Income to Average Net Assets (1)       1.40%         1.40%       (0.14)%        1.21%          1.62%**
Portfolio Turnover Rate                                         124%          196%         286%          192%           137%
------------------
(1) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income             $  0.04           N/A      $  0.01       $  0.05        $  0.09
    Ratios before expense limitation:
     Expenses to Average Net Assets                            2.12%          N/A         1.96%         2.18%          3.13%**
     Net Investment Income to Average Net Assets               1.07%          N/A        (0.21)%        0.75%         (0.48)%**
----------------------------------------------------------------------------------------------------------------------------


                                                                                                CLASS B
                                                                           -------------------------------------------------
                                                                                                                  PERIOD FROM
                                                                                                                   JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,            1996*** TO
                                                                           -----------------------------------    DECEMBER 31,
                                                                               1999         1998++       1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                          $ 6.78       $10.80       $11.31       $ 9.44
                                                                              ------       ------       ------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                     0.19         0.12           --         0.09
  Net Realized and Unrealized Gain (Loss) on Investments                        4.58        (4.09)        4.21         3.90
                                                                              ------       ------       ------       ------
    Total from Investment Operations                                            4.77        (3.97)        4.21         3.99
                                                                              ------       ------       ------       ------
DISTRIBUTIONS
  Net Investment Income                                                        (0.19)          --           --        (0.10)
  Net Realized Gain                                                               --        (0.05)       (4.04)       (2.02)
  In Excess of Net Realized Gain                                                  --           --        (0.68)          --
                                                                              ------       ------       ------       ------
    Total Distributions                                                        (0.19)       (0.05)       (4.72)       (2.12)
                                                                              ------       ------       ------       ------
NET ASSET VALUE, END OF PERIOD                                                $11.36       $ 6.78       $10.80       $11.31
                                                                              ------       ------       ------       ------
                                                                              ------       ------       ------       ------
TOTAL RETURN                                                                   70.85%      (36.86)%      40.37%       42.44%
                                                                              ------       ------       ------       ------
                                                                              ------       ------       ------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                         $1,387       $1,148       $6,709       $1,333
Ratio of Expenses to Average Net Assets (2)                                     2.05%        2.01%        2.14%        1.95%**
Ratio of Expenses to Average Net Assets Excluding Country Tax and               1.95%        1.85%        1.95%        1.95%**
  Interest Expense
Ratio of Net Investment Income to Average Net Assets (2)                        1.04%        1.24%       (0.34)%       0.89%**
Portfolio Turnover Rate                                                          124%         196%         286%         192%
------------------
(2) Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                               $ 0.05          N/A       $ 0.00+      $ 0.05
    Ratios before expense limitation:
     Expenses to Average Net Assets                                             2.35%          N/A        2.21%        2.43%**
     Net Investment Income to Average Net Assets                                0.75%          N/A       (0.41)%       0.42%**
----------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations
 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.
 ++ Per share amounts for the year ended December 31, 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
-------------------------------------------------------------------------------
EQUITY GROWTH PORTFOLIO

----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                           -----------------------------------------------------------------
                                                                               YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------
                                                             1999          1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                        $  19.04      $  16.93      $  14.94      $  14.14     $  12.02
                                                            --------      --------      --------      --------     --------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                             (0.02)         0.04          0.06          0.17         0.22
  Net Realized and Unrealized Gain on Investments               7.49          3.17          4.48          4.07         4.93
                                                            --------      --------      --------      --------     --------
    Total from Investment Operations                            7.47          3.21          4.54          4.24         5.15
                                                            --------      --------      --------      --------     --------
DISTRIBUTIONS
  Net Investment Income                                           --         (0.03)        (0.06)        (0.17)       (0.28)
  In Excess of Net Investment Income                           (0.00)+          --         (0.00)+          --           --
  Net Realized Gain                                            (1.47)        (0.64)        (2.49)        (3.27)       (2.75)
  In Excess of Net Realized Gain                                  --         (0.43)           --            --           --
                                                            --------      --------      --------      --------     --------
    Total Distributions                                        (1.47)        (1.10)        (2.55)        (3.44)       (3.03)
                                                            --------      --------      --------      --------     --------
NET ASSET VALUE, END OF PERIOD                              $  25.04      $  19.04      $  16.93      $  14.94     $  14.14
                                                            --------      --------      --------      --------     --------
                                                            --------      --------      --------      --------     --------
TOTAL RETURN                                                   39.89%        19.04%        31.32%        30.97%       45.02%
                                                            --------      --------      --------      --------     --------
                                                            --------      --------      --------      --------     --------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                       $977,005      $784,565      $591,789      $352,703     $158,112
Ratio of Expenses to Average Net Assets (1)                     0.80%         0.80%         0.80%         0.80%        0.80%
Ratio of Net Investment Income (Loss) to Average Net          (0.10)%         0.22%         0.35%         1.12%        1.57%
  Assets (1)
Portfolio Turnover Rate                                           91%          156%          177%          186%         186%
------------------
(1) Effect of voluntary expense limitation during the
  period:

     Per share benefit to net investment income            $    0.00+     $   0.00+     $   0.00+     $   0.01     $   0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                             0.80%         0.80%         0.82%         0.88%        0.88%
     Net Investment Income (Loss) to Average Net Assets        (0.10)%        0.22%         0.33%         1.04%        1.49%
----------------------------------------------------------------------------------------------------------------------------

                                                                                               CLASS B
                                                                           -------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JANUARY 2,
                                                                                YEAR ENDED DECEMBER 31,          1996*** TO
                                                                           -----------------------------------  DECEMBER 31,
                                                                             1999          1998         1997         1996
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $  18.97       $ 16.91      $ 14.92       $14.22
                                                                           --------       -------      -------       ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                            (0.04)         0.00+        0.04         0.13
  Net Realized and Unrealized Gain on Investments                              7.44          3.15         4.46         3.99
                                                                           --------       -------      -------       ------
    Total from Investment Operations                                           7.40          3.15         4.50         4.12
                                                                           --------       -------      -------       ------
DISTRIBUTIONS
  Net Investment Income                                                          --         (0.02)       (0.02)       (0.15)
  In Excess of Net Investment Income                                          (0.00)+          --           --           --
  Net Realized Gain                                                           (1.47)        (0.64)       (2.49)       (3.27)
  In Excess of Net Realized Gain                                                 --         (0.43)          --           --
                                                                           --------       -------      -------       ------
    Total Distributions                                                       (1.47)        (1.09)       (2.51)       (3.42)
                                                                           --------       -------      -------       ------
NET ASSET VALUE, END OF PERIOD                                             $  24.90       $ 18.97      $ 16.91       $14.92
                                                                           --------       -------      -------       ------
                                                                           --------       -------      -------       ------
TOTAL RETURN                                                                  39.61%        18.71%       31.05%       29.92%
                                                                           --------       -------      -------       ------
                                                                           --------       -------      -------       ------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                      $246,889       $83,330      $27,879       $5,498
Ratio of Expenses to Average Net Assets (2)                                    1.05%         1.05%        1.05%        1.05%**
Ratio of Net Investment Income (Loss) to Average Net Assets (2)               (0.34)%       (0.02)%       0.10%        0.91%**
Portfolio Turnover Rate                                                          91%          156%         177%         186%
------------------
(2) Effect of voluntary expense limitation during the period:

     Per share benefit to net investment income                            $   0.00+      $  0.00+     $  0.01       $ 0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                            1.05%         1.05%        1.07%        1.12%**
     Net Investment Income (Loss) to Average Net Assets                       (0.34)%       (0.02)%       0.08%        0.84%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.



    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
FOCUS EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                   MARCH 8,
                                                                           YEAR ENDED DECEMBER 31,                 1995* TO
                                                          -----------------------------------------------------  DECEMBER 31,
                                                           1999++           1998++          1997          1996         1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  17.50       $  15.78      $  14.43       $ 12.17       $ 10.00
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           (0.06)          0.00+         0.01          0.18          0.15
  Net Realized and Unrealized Gain on Investments             7.89           2.42          4.58          4.73          3.95
                                                         ----------      ---------     ---------      --------  ------------
    Total from Investment Operations                          7.83           2.42          4.59          4.91          4.10
                                                         ----------      ---------     ---------      --------  ------------
DISTRIBUTIONS
  Net Investment Income                                         --             --         (0.01)        (0.17)        (0.15)
  In Excess of Net Investment Income                            --             --         (0.00)+          --            --
  Net Realized Gain                                          (5.63)         (0.38)        (3.23)        (2.48)        (1.78)
  In Excess of Net Realized Gain                                --          (0.32)           --            --            --
                                                         ----------      ---------     ---------      --------  ------------
    Total Distributions                                      (5.63)         (0.70)        (3.24)        (2.65)        (1.93)
                                                         ----------      ---------     ---------      --------  ------------
NET ASSET VALUE, END OF PERIOD                            $  19.70       $  17.50      $  15.78       $ 14.43       $ 12.17
                                                         ----------      ---------     ---------      --------  ------------
TOTAL RETURN                                                 46.44%         15.35%        33.31%        40.90%        41.25%
                                                         ----------      ---------     ---------      --------  ------------
                                                         ----------      ---------     ---------      --------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $136,128       $130,734      $155,087       $68,480       $28,548
Ratio of Expenses to Average Net Assets (1)                   1.01%          1.01%         1.02%         1.00%         1.00%**
Ratio of Expenses to Average Net Assets Excluding             1.00%          1.00%         1.00%          N/A           N/A
  Interest Expense
Ratio of Net Investment Income to Average Net Assets (1)    (0.33)%          0.01%         0.08%         1.26%         1.64%**
Portfolio Turnover Rate                                        155%           373%          302%          380%          309%
----------
(1) Effect of voluntary expense limitation during
    the period:
      Per share benefit to net investment income          $    0.01      $   0.01      $   0.01       $  0.03       $  0.06
    Ratios before expense limitation:
       Expenses to Average Net Assets                          1.07%         1.03%         1.08%         1.24%         1.59%**
       Net Investment Income (Loss) to Average Net Assets     (0.39)%       (0.01)%        0.02%         1.02%         1.05%**

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                          $ 17.40       $ 15.72       $ 14.42        $12.25
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                          (0.08)        (0.06)        (0.01)         0.13
  Net Realized and Unrealized Gain on Investments                            7.81          2.44          4.55          4.67
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                         7.73          2.38          4.54          4.80
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                        --            --         (0.01)        (0.15)
  In Excess of Net Investment Income                                           --            --         (0.00)+          --
  Net Realized Gain                                                         (5.63)        (0.38)        (3.23)        (2.48)
  In Excess of Net Realized Gain                                               --         (0.32)           --            --
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (5.63)        (0.70)        (3.24)        (2.63)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                            $ 19.50       $ 17.40       $ 15.72        $14.42
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                46.13%        15.15%        32.90%        39.72%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                     $22,168       $16,682       $18,277        $8,805
Ratio of Expenses to Average Net Assets (2)                                  1.26%         1.26%         1.27%         1.25%**
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                                           1.25%         1.25%         1.25%          N/A
Ratio of Net Investment Income (Loss) to Average Net
  Assets (2)                                                               (0.58)%        (0.26)%       (0.18)%        0.95%**
Portfolio Turnover Rate                                                       155%          373%          302%          380%
----------
(2) Effect of voluntary expense limitation during the
    period:
      Per share benefit to net investment income                          $  0.01       $  0.00+      $  0.00+       $ 0.03
    Ratios before expense limitation:
      Expenses to Average Net Assets                                         1.32%         1.28%         1.33%         1.47%**
      Net Investment Income (Loss) to Average Net Assets                    (0.64)%        (0.28)%      (0.24)%        0.73%**
-----------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations
 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  8.07        $  7.72       $ 13.50       $ 21.49      $  16.12
                                                         ----------      ---------     ---------      --------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                           (0.05)          0.09         (0.07)        (0.19)        (0.18)
  Net Realized and Unrealized Gain on Investments             7.40           1.97          1.09          0.89          5.55
                                                         ----------      ---------     ---------      --------  ------------
    Total from Investment Operations                          7.35           2.06          1.02          0.70          5.37
                                                         ----------      ---------     ---------      --------  ------------
DISTRIBUTIONS
  Net Investment Income                                         --          (0.09)           --            --            --
  Net Realized Gain                                          (2.10)         (1.62)        (6.80)        (8.69)           --
                                                         ----------      ---------     ---------      --------  ------------
    Total Distributions                                      (2.10)         (1.71)        (6.80)        (8.69)           --
                                                         ----------      ---------     ---------      --------  ------------
NET ASSET VALUE, END OF PERIOD                             $ 13.32        $  8.07       $  7.72       $ 13.50      $  21.49
                                                         ----------      ---------     ---------      --------  ------------
                                                         ----------      ---------     ---------      --------  ------------
TOTAL RETURN                                                 96.45%         27.54%        11.36%         3.72%        33.31%
                                                         ----------      ---------     ---------      --------  ------------
                                                         ----------      ---------     ---------      --------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $77,193        $73,276       $57,777       $62,793      $119,378
Ratio of Expenses to Average Net Assets (1)                   1.25%          1.25%         1.25%         1.25%         1.25%
Ratio of Net Investment Income to Average Net Assets (1)     (0.59)%         1.06%        (0.87)%       (0.88)%       (0.76)%
Portfolio Turnover Rate                                        204%           331%          228%           33%           25%
-------------------
(1) Effect of voluntary expense limitation during the
    period:
      Per share benefit to net investment income           $   0.01       $  0.01       $  0.01       $  0.01      $  0.003
    Ratios before expense limitation:
      Expenses to Average Net Assets                           1.43%         1.35%         1.34%         1.30%         1.26%
      Net Investment Income (Loss) to Average Net Assets      (0.78)%        0.96%        (0.95)%       (0.92)%       (0.77)%
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $  7.93        $ 7.63        $13.45         $21.47
                                                                       -----------    ----------    ----------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                          (0.08)         0.09         (0.06)         (0.15)
  Net Realized and Unrealized Gain on Investments                            7.26          1.90          1.04           0.82
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                         7.18          1.99          0.98           0.67
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                        --         (0.07)           --             --
  Net Realized Gain                                                         (2.10)        (1.62)        (6.80)         (8.69)
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (2.10)        (1.69)        (6.80)         (8.69)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                            $ 13.01        $ 7.93        $ 7.63         $13.45
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                95.97%        26.86%        11.13%          3.58%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                     $14,775        $1,282        $1,313         $3,997
Ratio of Expenses to Average Net Assets (2)                                  1.50%         1.50%         1.50%          1.50%**
Ratio of Net Investment Income to Average Net Assets (2)                    (0.87)%        0.88%        (1.12)%        (1.09)%**
Portfolio Turnover Rate                                                       204%          331%          228%            33%
-------------------
(2)Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                           $  0.02        $ 0.01        $ 0.00+        $ 0.01
    Ratios before expense limitation:
     Expenses to Average Net Assets                                          1.66%         1.60%         1.58%          1.54%**
     Net Investment Income (Loss) to Average Net Assets                     (1.03)%        0.78%        (1.21)%        (1.14)%**
-----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
TECHNOLOGY PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS A
                                                                     ----------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                  SEPTEMBER 16,
                                                                                      YEAR ENDED DECEMBER 31,       1996* TO
                                                                     -------------------------------------------  DECEMBER 31,
                                                                        1999++         1998++        1997            1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $ 17.98         $ 11.73      $ 10.71         $10.00
                                                                     --------------  ------------  -------------  -------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (1)                                        (0.28)          (0.13)        0.07          (0.02)
  Net Realized and Unrealized Gain on Investments                         28.07            6.45         3.75           0.73
                                                                     --------------  ------------  -------------  -------------
    Total from Investment Operations                                      27.79            6.32         3.82           0.71
                                                                     --------------  ------------  -------------  -------------
DISTRIBUTIONS
  Net Investment Income                                                      --              --        (0.26)            --
  Net Realized Gain                                                       (6.86)          (0.07)       (1.28)            --
  In Excess of Net Realized Gain                                             --              --        (1.00)            --
  Return of Capital                                                          --              --        (0.26)            --
                                                                     --------------  ------------  -------------  -------------
    Total Distributions                                                   (6.86)          (0.07)       (2.80)            --
                                                                     --------------  ------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD                                          $ 38.91         $ 17.98      $ 11.73         $10.71
                                                                     --------------  ------------  -------------  -------------
                                                                     --------------  ------------  -------------  -------------
TOTAL RETURN                                                             160.62%          53.90%       37.27%          7.10%
                                                                     --------------  ------------  -------------  -------------
                                                                     --------------  ------------  -------------  -------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                   $82,190         $27,506      $31,788         $3,595
Ratio of Expenses to Average Net Assets (1)                                1.26%           1.29%        1.25%          1.25%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense         1.25%           1.25%         N/A            N/A
Ratio of Net Investment Loss to Average Net Assets (1)                    (1.06)%         (0.95)%      (1.07)%        (0.70)%**
Portfolio Turnover Rate                                                     250%            265%         622%            77%
-------------------
(1) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                        $  0.00+        $  0.07      $  0.08         $ 0.22
    Ratios before expense limitation:
      Expenses to Average Net Assets                                       1.28%           1.82%        2.47%          8.51%**
      Net Investment Loss to Average Net Assets                           (1.09)%         (1.47)%      (2.30)%        (7.96)%**
----------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CLASS B
                                                                     ----------------------------------------------------------
                                                                                                                   PERIOD FROM
                                                                                                                  SEPTEMBER 16,
                                                                                      YEAR ENDED DECEMBER 31,       1996* TO
                                                                     -------------------------------------------  DECEMBER 31,
                                                                        1999++         1998++        1997            1996
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                        $17.92       $11.72        $10.71        $10.00
                                                                            ------       ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss) (2)                                           (0.35)       (0.16)         0.04         (0.02)
  Net Realized and Unrealized Gain on Investments                            27.98         6.43          3.74          0.73
                                                                     --------------  ------------  -------------  -------------
    Total from Investment Operations                                         27.63         6.27          3.78          0.71
                                                                     --------------  ------------  -------------  -------------
DISTRIBUTIONS
  Net Investment Income                                                         --           --         (0.25)           --
  Net Realized Gain                                                          (6.86)       (0.07)        (1.28)           --
  In Excess of Net Realized Gain                                                --           --         (1.00)           --
  Return of Capital                                                             --           --         (0.24)           --
                                                                     --------------  ------------  -------------  -------------
    Total Distributions                                                      (6.86)       (0.07)        (2.77)           --
                                                                     --------------  ------------  -------------  -------------
NET ASSET VALUE, END OF PERIOD                                              $38.69       $17.92        $11.72        $10.71
                                                                     --------------  ------------  -------------  -------------
                                                                     --------------  ------------  -------------  -------------
TOTAL RETURN                                                                160.26%       53.52%        36.90%         7.10%
                                                                     --------------  ------------  -------------  -------------
                                                                     --------------  ------------  -------------  -------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                       $4,192       $  850        $2,394        $1,487
Ratio of Expenses to Average Net Assets (2)                                   1.51%        1.55%         1.50%         1.50%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense            1.50%        1.50%          N/A           N/A
Ratio of Net Investment Loss to Average Net Assets (2)                       (1.31)%      (1.32)%       (1.41)%       (1.00)%**
Portfolio Turnover Rate                                                        250%         265%          622%           77%
------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                            $ 0.00+      $ 0.07        $ 0.04        $ 0.19
    Ratios before expense limitation:
      Expenses to Average Net Assets                                          1.53%        2.08%         2.72%         9.14%**
      Net Investment Loss to Average Net Assets                              (1.32)%      (1.84)%       (2.63)%       (8.65)%**
-------------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations
** Annualized
 + Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999 and 1998 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
U.S. EQUITY PLUS PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS A
                                                                                  ------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JULY 31,
                                                                                    YEAR ENDED DECEMBER 31,      1997* TO
                                                                                  -------------------------    DECEMBER 31,
                                                                                    1999++          1998++           1997++
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD
                                                                                      $ 12.43        $ 10.31       $ 10.00
                                                                                  ------------  -------------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                              0.11           0.09          0.06
  Net Realized and Unrealized Gain on Investments                                        2.30           2.10          0.33
                                                                                  ------------  -------------  ------------
    Total from Investment Operations                                                     2.41           2.19          0.39
                                                                                  ------------  -------------  ------------
DISTRIBUTIONS
  Net Investment Income                                                                 (0.11)         (0.05)        (0.05)
  In Excess of Net Investment Income                                                       --             --         (0.03)
  Net Realized Gain                                                                     (2.34)            --            --
  In Excess of Net Realized Gain                                                        (0.05)         (0.02)           --
                                                                                  ------------  -------------  ------------
    Total Distributions                                                                 (2.50)         (0.07)        (0.08)
                                                                                  ------------  -------------  ------------
NET ASSET VALUE, END OF PERIOD                                                        $ 12.34        $ 12.43       $ 10.31
                                                                                  ------------  -------------  ------------
                                                                                  ------------  -------------  ------------
TOTAL RETURN                                                                            20.25%         21.26%         3.94%
                                                                                  ------------  -------------  ------------
                                                                                  ------------  -------------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                 $22,430        $66,640       $20,914
Ratio of Expenses to Average Net Assets (1)                                              0.83%          0.80%         0.80%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense                       0.80%           N/A           N/A
Ratio of Net Investment Income to Average Net Assets (1)                                 0.35%          0.87%         1.32%**
Portfolio Turnover Rate                                                                   182%           228%           15%
-------------------
(1)Effect of voluntary expense limitation during the period:
     Per share benefit to net investment income                                       $  0.10        $  0.03       $  0.07
    Ratios before expense limitation:
     Expenses to Average Net Assets                                                      1.17%          1.05%         2.37%**
     Net Investment Income (Loss) to Average Net Assets                                  0.00%          0.59%        (0.25)%**
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   CLASS B
                                                                                  ------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                                 JULY 31,
                                                                                    YEAR ENDED DECEMBER 31,      1997* TO
                                                                                  -------------------------    DECEMBER 31,
                                                                                    1999++          1998++        1997++
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                   $12.42         $10.31         $10.00
                                                                                  ------------  -------------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                              0.03           0.06           0.02
  Net Realized and Unrealized Gain on Investments                                        2.36           2.10           0.37
                                                                                  ------------  -------------  ------------
    Total from Investment Operations                                                     2.39           2.16           0.39
                                                                                  ------------  -------------  ------------
DISTRIBUTIONS
  Net Investment Income                                                                 (0.08)         (0.03)         (0.05)
  Net Realized Gain                                                                     (2.33)            --          (0.03)
  In Excess of Net Realized Gain                                                        (0.07)         (0.02)            --
                                                                                  ------------  -------------  ------------
    Total Distributions                                                                 (2.48)         (0.05)         (0.08)
                                                                                  ------------  -------------  ------------
NET ASSET VALUE, END OF PERIOD                                                         $12.33         $12.42         $10.31
                                                                                  ------------  -------------  ------------
                                                                                  ------------  -------------  ------------
TOTAL RETURN                                                                            19.99%         20.95%          3.93%
                                                                                  ------------  -------------  ------------
                                                                                  ------------  -------------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                                  $1,533         $1,431         $  102
Ratio of Expenses to Average Net Assets (2)                                              1.08%          1.05%          1.05%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense (2)                   1.05%           N/A            N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (2)                          0.15%          0.52%          0.48%**
Portfolio Turnover Rate                                                                   182%           228%            15%
----------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                                       $ 0.08         $ 0.03         $ 0.00+
    Ratios before expense limitation:
      Expenses to Average Net Assets                                                     1.42%          1.34%          2.63%**
      Net Investment Income (Loss) to Average Net Assets                                (0.24)%         0.24%         (0.32)%**
---------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations
** Annualized
 + Amount is less than $0.01 per share.
++ Per share amounts for the years ended December 31, 1999, 1998 and period ended December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
U.S. REAL ESTATE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                 FEBRUARY 24,
                                                                           YEAR ENDED DECEMBER 31,                 1995* TO
                                                          -----------------------------------------------------  DECEMBER 31,
                                                             1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  12.71      $  15.38        $  14.41      $  11.42       $ 10.00
                                                         ----------    ---------       ---------     ---------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                  0.81          0.47            0.42          0.37          0.26
  Net Realized and Unrealized Gain (Loss) on
    Investments                                             (0.98)        (2.32)           3.40          4.02          1.84
                                                         ----------    ---------       ---------     ---------  ------------
    Total from Investment Operations                        (0.17)        (1.85)           3.82          4.39          2.10
                                                         ----------    ---------       ---------     ---------  ------------
DISTRIBUTIONS
  Net Investment Income                                     (0.66)        (0.49)          (0.43)        (0.39)        (0.24)
  Net Realized Gain                                            --         (0.10)          (2.16)        (1.01)        (0.44)
  In Excess of Net Realized Gain                            (0.04)        (0.23)          (0.26)           --            --
                                                         ----------    ---------       ---------     ---------  ------------
    Total Distributions                                     (0.70)        (0.82)          (2.85)        (1.40)        (0.68)
                                                         ----------    ---------       ---------     ---------  ------------
NET ASSET VALUE, END OF PERIOD                           $  11.84      $  12.71        $  15.38      $  14.41       $ 11.42
                                                         ----------    ---------       ---------     ---------  ------------
                                                         ----------    ---------       ---------     ---------  ------------
TOTAL RETURN                                                (1.48)%      (12.29)%         27.62%        39.56%        21.07%
                                                         ----------    ---------       ---------     ---------  ------------
                                                         ----------    ---------       ---------     ---------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                    $311,064      $259,589        $361,549      $210,368       $69,509
Ratio of Expenses to Average Net Assets (1)                  1.00%         1.00%           1.00%         1.00%         1.00%**
Ratio of Net Investment Income to Average
   Net Assets (1)                                            6.52%         3.33%           2.72%         3.08%         4.04%**
Portfolio Turnover Rate                                        47%          117%            135%          171%          158%
----------
(1) Effect of voluntary expense limitation during the
    period:
      Per share benefit to net investment income         $   0.00+      $   0.00+        $   0.01      $   0.02       $  0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets                         1.02%         1.04%           1.04%         1.14%         1.33%**
      Net Investment Income to Average Net Assets            6.51%         3.30%           2.68%         2.93%         3.71%**
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998++          1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 12.67       $ 15.34       $ 14.39         $11.50
                                                                       -----------    ----------    ----------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                  0.82          0.47          0.47           0.35
  Net Realized and Unrealized Gain (Loss) on Investments                    (1.02)        (2.35)         3.29           3.92
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                        (0.20)        (1.88)         3.76           4.27
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                     (0.63)        (0.46)        (0.39)         (0.37)
  Net Realized Gain                                                            --         (0.10)        (2.16)         (1.01)
  In Excess of Net Realized Gain                                            (0.04)        (0.23)        (0.26)            --
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (0.67)        (0.79)        (2.81)         (1.38)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                            $ 11.80       $ 12.67       $ 15.34         $14.39
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                (1.73)%      (12.52)%       27.21%         38.23%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                     $13,418       $13,523       $21,231         $8,734
Ratio of Expenses to Average Net Assets (2)                                  1.25%         1.25%         1.25%          1.25%**
Ratio of Net Investment Income to Average Net Assets (2)                     6.13%         3.23%         3.49%          2.91%**
Portfolio Turnover Rate                                                        47%          117%          135%           171%
-------------------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                          $  0.00+      $  0.01       $  0.00+        $ 0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets                                         1.27%         1.29%         1.28%          1.37%**
      Net Investment Income to Average Net Assets                            6.12%         3.20%         3.46%          2.79%**
-----------------------------------------------------------------------------------------------------------------------------

  * Commencement of Operations
 ** Annualized
*** The Portfolio began offering class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.78        $ 13.62       $ 13.89      $  13.94      $  11.50
                                                         ----------      ---------     ---------     ---------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                   0.26           0.20          0.35          0.41          0.38
  Net Realized and Unrealized Gain on Investments             0.97           0.98          3.51          2.27          3.30
                                                         ----------      ---------     ---------     ---------  ------------
    Total from Investment Operations                          1.23           1.18          3.86          2.68          3.68
                                                         ----------      ---------     ---------     ---------  ------------
DISTRIBUTIONS
  Net Investment Income                                      (0.17)         (0.21)        (0.35)        (0.41)        (0.47)
  Net Realized Gain                                          (2.09)         (3.81)        (3.78)        (2.32)        (0.77)
  In Excess of Net Realized Gain                             (0.12)            --            --            --            --
                                                         ----------      ---------     ---------     ---------  ------------
    Total Distributions                                      (2.38)         (4.02)        (4.13)        (2.73)        (1.24)
                                                         ----------      ---------     ---------     ---------  ------------
NET ASSET VALUE, END OF PERIOD                             $  9.63        $ 10.78       $ 13.62      $  13.89      $  13.94
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
TOTAL RETURN                                                 11.63%          8.79%        29.20%        19.73%        33.69%
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $46,768        $57,543       $86,054      $106,128      $147,365
Ratio of Expenses to Average Net Assets (1)                   0.73%          0.70%         0.70%         0.70%         0.70%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                            0.70%           N/A           N/A           N/A           N/A
Ratio of Net Investment Income to Average Net Assets (1)      1.25%          1.36%         2.15%         2.62%         3.01%
Portfolio Turnover Rate                                         80%           153%           36%           42%           43%
----------
(1) Effect of voluntary expense limitation during
    the period:
      Per share benefit to net investment income           $  0.03        $  0.02       $  0.02      $   0.01      $   0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                          0.86%          0.82%         0.80%         0.78%         0.77%
      Net Investment Income to Average Net Assets             1.12%          1.25%         2.06%         2.55%         2.94%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $10.76        $13.59        $13.89         $14.06
                                                                       -----------    ----------    ----------   ------------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                  0.20          0.07          0.28           0.29
  Net Realized and Unrealized Gain on Investments                            0.99          1.08          3.51           2.25
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                         1.19          1.15          3.79           2.54
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                     (0.13)        (0.17)        (0.31)         (0.39)
  Net Realized Gain                                                         (2.02)        (3.81)        (3.78)         (2.32)
  In Excess of Net Realized Gain                                            (0.20)           --            --             --
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (2.35)        (3.98)        (4.09)         (2.71)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                             $ 9.60        $10.76        $13.59         $13.89
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                11.22%         8.59%        28.70%         18.57%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                      $  921        $1,045        $2,246         $2,555
Ratio of Expenses to Average Net Assets (2)                                  0.98%         0.95%         0.95%          0.95%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense           0.95%          N/A           N/A            N/A
Ratio of Net Investment Income to Average Net Assets (2)                     1.01%         1.12%         1.86%          2.33%**
Portfolio Turnover Rate                                                        80%          153%           36%            42%
----------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                           $ 0.03        $ 0.02        $ 0.01         $ 0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                                         1.11%         1.07%         1.04%          1.03%**
      Net Investment Income to Average Net Assets                            0.87%         1.01%         1.77%          2.26%**
-----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
EMERGING MARKETS DEBT PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $  2.61        $  5.77      $   7.54      $   8.59      $   8.59
                                                         ----------      ---------     ---------     ---------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                   0.43           1.13          0.74          1.54          1.36
  Net Realized and Unrealized Gain (Loss)
    on Investments                                            0.34          (3.19)         0.55          2.79          0.91
                                                         ----------      ---------     ---------     ---------  ------------
    Total from Investment Operations                          0.77          (2.06)         1.29          4.33          2.27
                                                         ----------      ---------     ---------     ---------  ------------
DISTRIBUTIONS
  Net Investment Income                                      (0.37)         (1.08)        (0.71)        (1.17)        (1.86)
  In Excess of Net Investment Income                         (0.00)+        (0.02)           --         (0.01)           --
  Net Realized Gain                                             --             --         (2.17)        (4.20)        (0.41)
  In Excess of Net Realized Gain                                --             --         (0.08)           --            --
  Return of Capital                                          (0.01)            --         (0.10)           --            --
                                                         ----------      ---------     ---------     ---------  ------------
    Total Distributions                                      (0.38)         (1.10)        (3.06)        (5.38)        (2.27)
                                                         ----------      ---------     ---------     ---------  ------------
NET ASSET VALUE, END OF PERIOD                             $  3.00        $  2.61      $   5.77      $   7.54      $   8.59
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
TOTAL RETURN                                                 29.22%        (35.95)%       18.29%        50.52%        28.23%
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $52,654        $46,234      $142,382      $152,142      $181,878
Ratio of Expenses to Average Net Assets                       1.40%          2.38%         1.60%         2.70%         1.75%
Ratio of Expenses to Average Net Assets Excluding
  Interest Expense                                            1.29%          1.34%          N/A           N/A           N/A
Ratio of Net Investment Income to Average Net Assets         13.12%         11.61%         8.06%        11.66%        14.70%
Portfolio Turnover Rate                                        249%           457%          417%          560%          406%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $ 2.66        $ 5.77        $ 7.53         $ 8.68
                                                                       -----------    ----------    ----------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                                      0.28          1.13          0.69           1.01
  Net Realized and Unrealized Gain (Loss) on Investments                     0.46         (3.17)         0.59           3.20
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                         0.74         (2.04)         1.28           4.21
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                     (0.05)        (1.05)        (0.69)         (1.15)
  In Excess of Net Investment Income                                           --         (0.02)           --          (0.01)
  Net Realized Gain                                                            --            --         (2.17)         (4.20)
  In Excess of Net Realized Gain                                               --            --         (0.08)            --
  Return of Capital                                                         (0.32)           --         (0.10)            --
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (0.37)        (1.07)        (3.04)         (5.36)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                             $ 3.03        $ 2.66        $ 5.77         $ 7.53
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                28.01%       (35.37)%       18.05%         48.52%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                      $  860        $1,187        $2,281         $4,253
Ratio of Expenses to Average Net Assets                                      1.65%         2.62%         1.91%          2.81%**
Ratio of Expenses to Average Net Assets Excluding Interest Expense           1.55%         1.60%          N/A            N/A
Ratio of Net Investment Income to Average Net Assets                        12.85%        11.09%         7.87%         11.09%**
Portfolio Turnover Rate                                                       249%          457%          417%           560%
-----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  11.08       $  10.88      $  10.58      $  10.81      $   9.82
                                                         ----------      ---------     ---------     ---------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                   0.64           0.62          0.65          0.67          0.72
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           (0.81)          0.22          0.33         (0.20)         1.06
                                                         ----------      ---------     ---------     ---------  ------------
    Total from Investment Operations                         (0.17)          0.84          0.98          0.47          1.78
                                                         ----------      ---------     ---------     ---------  ------------
DISTRIBUTIONS
  Net Investment Income                                      (0.64)         (0.61)        (0.68)        (0.70)        (0.79)
  In Excess of Net Investment Income                            --             --         (0.00)+       (0.00)+          --
  Net Realized Gain                                             --          (0.03)           --            --            --
  In Excess of Net Realized Gain                             (0.03)            --            --            --            --
                                                         ----------      ---------     ---------     ---------  ------------
    Total Distributions                                      (0.67)         (0.64)        (0.68)        (0.70)        (0.79)
                                                         ----------      ---------     ---------     ---------  ------------
NET ASSET VALUE, END OF PERIOD                            $  10.24       $  11.08      $  10.88      $  10.58      $  10.81
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
TOTAL RETURN                                                 (1.56)%         7.93%         9.54%         4.61%        18.76%
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $171,467       $212,718      $183,192      $130,733      $165,527
Ratio of Expenses to Average Net Assets (1)                   0.45%          0.45%         0.45%         0.45%         0.45%
Ratio of Net Investment Income to Average Net
  Assets (1)                                                  5.87%          5.63%         6.11%         6.30%         6.85%
Portfolio Turnover Rate                                         97%           176%          163%          183%          172%
----------
(1) Effect of voluntary expense limitation during the
    period:
      Per share benefit to net investment income          $   0.01       $   0.01      $   0.02      $   0.02      $   0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                          0.57%          0.58%         0.60%         0.60%         0.59%
      Net Investment Income to Average Net Assets             5.75%          5.51%         5.97%         6.15%         6.71%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $11.10        $10.89        $10.58         $10.81
                                                                       -----------    ----------    ----------   ------------

INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                  0.61          0.61          0.64           0.64
  Net Realized and Unrealized Gain (Loss) on Investments                    (0.80)         0.22          0.33          (0.19)
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                        (0.19)         0.83          0.97           0.45
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                     (0.63)        (0.59)        (0.66)         (0.68)
  Net Realized Gain                                                            --         (0.03)           --             --
  In Excess of Net Realized Gain                                            (0.03)           --            --             --
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (0.66)        (0.62)        (0.66)         (0.68)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                             $10.25        $11.10        $10.89         $10.58
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                (1.76)%        7.85%         9.48%          4.35%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                      $2,084        $3,649        $4,834         $1,462
Ratio of Expenses to Average Net Assets (2)                                  0.60%         0.60%         0.60%          0.60%**
Ratio of Net Investment Income to Average Net Assets (2)                     5.69%         5.50%         5.93%          6.15%**
Portfolio Turnover Rate                                                        97%          176%          163%           183%
----------
(2) Effect of voluntary expense limitation during the
   period:
     Per share benefit to net investment income                            $ 0.01        $ 0.01        $ 0.02         $ 0.01
   Ratios before expense limitation:
     Expenses to Average Net Assets                                          0.72%         0.72%         0.74%          0.74%**
     Net Investment Income to Average Net Assets                             5.58%         5.38%         5.78%          6.01%**
------------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
GLOBAL FIXED INCOME PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             1999++          1998++         1997++         1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 12.51        $ 11.15       $ 11.30      $  11.22      $  10.29
                                                         ----------      ---------     ---------     ---------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                   0.51           0.55          0.56          0.61          0.76
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           (1.37)          0.98         (0.40)         0.08          1.15
                                                         ----------      ---------     ---------     ---------  ------------
    Total from Investment Operations                         (0.86)          1.53          0.16          0.69          1.91
                                                         ----------      ---------     ---------     ---------  ------------
DISTRIBUTIONS
  Net Investment Income                                      (0.39)         (0.17)        (0.31)        (0.61)        (0.98)
  In Excess of Net Investment Income                         (0.03)            --            --            --            --
  Return of Capital                                          (0.01)            --            --            --            --
                                                         ----------      ---------     ---------     ---------  ------------
    Total Distributions                                      (0.43)         (0.17)        (0.31)        (0.61)        (0.98)
                                                         ----------      ---------     ---------     ---------  ------------
NET ASSET VALUE, END OF PERIOD                             $ 11.22        $ 12.51       $ 11.15      $  11.30      $  11.22
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
TOTAL RETURN                                                 (6.84)%        13.84%         1.50%         6.44%        19.32%
                                                         ----------      ---------     ---------     ---------  ------------
                                                         ----------      ---------     ---------     ---------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $34,225        $45,884       $84,635      $112,888      $102,852
Ratio of Expenses to Average Net Assets (1)                   0.50%          0.50%         0.50%         0.50%         0.50%
Ratio of Net Investment Income to Average Net
  Assets (1)                                                  4.01%          4.76%         5.05%         5.50%         6.79%
Portfolio Turnover Rate                                        102%           110%          116%          258%          207%
----------
(1) Effect of voluntary expense limitation during the
    period:
      Per share benefit to net investment income           $  0.03        $  0.03       $  0.02      $   0.02      $   0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets                          0.76%          0.81%         0.71%         0.72%         0.71%
      Net Investment Income to Average Net Assets             3.75%          4.48%         4.84%         5.29%         6.58%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998++         1997++          1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                       $12.48        $11.13        $11.29         $11.23
                                                                       -----------    ----------    ----------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                                  0.45          0.53          0.54           0.48
  Net Realized and Unrealized Gain (Loss) on Investments                    (1.32)         0.98         (0.40)          0.18
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                        (0.87)         1.51          0.14           0.66
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                     (0.39)        (0.16)        (0.30)         (0.60)
  In Excess of Net Investment Income                                        (0.03)           --            --             --
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (0.42)        (0.16)        (0.30)         (0.60)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                             $11.19        $12.48        $11.13         $11.29
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                (7.09)%       13.68%         1.29%          6.12%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                      $  322        $  362        $  366         $1,559
Ratio of Expenses to Average Net Assets (2)                                  0.65%         0.65%         0.65%          0.65%**
Ratio of Net Investment Income to Average Net Assets (2)                     3.86%         4.54%         4.88%          5.28%**
Portfolio Turnover Rate                                                       102%          110%          116%           258%
----------
(2) Effect of voluntary expense limitation during the
    period:
      Per share benefit to net investment income                           $ 0.03        $ 0.03        $ 0.02         $ 0.02
    Ratios before expense limitation:
      Expenses to Average Net Assets                                         0.91%         0.99%         0.86%          0.86%**
      Net Investment Income to Average Net Assets                            3.60%         4.26%         4.68%          5.08%**
---------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
 ++ Per share amounts for the years ended December 31, 1999, 1998 and 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
HIGH YIELD PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                      $  10.75       $  11.58      $  10.91       $ 10.46       $  9.55
                                                         ----------      ---------     ---------      --------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                   0.94           1.00          1.00          1.03          1.14
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           (0.14)         (0.66)         0.67          0.47          0.97
                                                         ----------      ---------     ---------      --------  ------------
    Total from Investment Operations                          0.80           0.34          1.67          1.50          2.11
                                                         ----------      ---------     ---------      --------  ------------
DISTRIBUTIONS
  Net Investment Income                                      (0.95)         (0.98)        (1.00)        (1.05)        (1.20)
  In Excess of Net Investment Income                         (0.01)         (0.00)+          --        (0.00)+          --
  Net Realized Gain                                             --          (0.14)           --           --            --
  In Excess of Net Realized Gain                                --          (0.04)           --           --            --
  Return of Capital                                          (0.01)         (0.01)           --           --            --
                                                         ----------      ---------     ---------      --------  ------------
    Total Distributions                                      (0.97)         (1.17)        (1.00)        (1.05)        (1.20)
                                                         ----------      ---------     ---------      --------  ------------
NET ASSET VALUE, END OF PERIOD                            $  10.58       $  10.75      $  11.58       $ 10.91       $ 10.46
                                                         ----------      ---------     ---------      --------  ------------
                                                         ----------      ---------     ---------      --------  ------------
TOTAL RETURN                                                  7.77%          3.03%        15.87%        15.01%        23.35%
                                                         ----------      ---------     ---------      --------  ------------
                                                         ----------      ---------     ---------      --------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                     $136,386       $128,237      $113,006       $95,663       $62,245
Ratio of Expenses to Average Net Assets (1)                   0.59%          0.67%         0.69%         0.75%         0.75%
Ratio of Net Investment Income to Average Net
  Assets (1)                                                  8.72%          8.70%         8.70%         9.78%        11.09%
Portfolio Turnover Rate                                         58%            93%          111%          117%           90%
----------
(1) Effect of voluntary expense limitation during
    the period:
      Per share benefit to net investment income               N/A            N/A           N/A       $  0.01       $  0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                           N/A            N/A           N/A          0.82%         0.83%
      Net Investment Income to Average Net Assets              N/A            N/A           N/A          9.71%        11.01%
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                             CLASS B
                                                                       ------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 2,
                                                                              YEAR ENDED DECEMBER 31,             1996*** TO
                                                                       ---------------------------------------   DECEMBER 31,
                                                                          1999          1998          1997           1996
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                      $ 10.73       $ 11.56        $10.90         $10.49
                                                                       -----------    ----------    ----------   ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (2)                                                  0.92          0.90          0.97           0.98
  Net Realized and Unrealized Gain (Loss) on Investments                    (0.15)        (0.59)         0.65           0.45
                                                                       -----------    ----------    ----------   ------------
    Total from Investment Operations                                         0.77          0.31          1.62           1.43
                                                                       -----------    ----------    ----------   ------------
DISTRIBUTIONS
  Net Investment Income                                                     (0.93)        (0.95)        (0.96)         (1.02)
  In Excess of Net Investment Income                                        (0.01)        (0.00)+          --             --
  Net Realized Gain                                                            --         (0.14)           --             --
  In Excess of Net Realized Gain                                               --         (0.04)           --             --
  Return of Capital                                                         (0.01)        (0.01)           --             --
                                                                       -----------    ----------    ----------   ------------
    Total Distributions                                                     (0.95)        (1.14)        (0.96)         (1.02)
                                                                       -----------    ----------    ----------   ------------
NET ASSET VALUE, END OF PERIOD                                            $ 10.55       $ 10.73        $11.56         $10.90
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
TOTAL RETURN                                                                 7.44%         2.79%        15.48%         14.37%
                                                                       -----------    ----------    ----------   ------------
                                                                       -----------    ----------    ----------   ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                                     $48,457       $56,804        $7,213         $5,665
Ratio of Expenses to Average Net Assets (2)                                  0.85%         0.95%         0.93%          1.00%**
Ratio of Net Investment Income to Average Net Assets (2)                     8.49%         8.73%         8.48%          9.49%**
Portfolio Turnover Rate                                                        58%           93%          111%           117%
----------
(2) Effect of voluntary expense limitation during the period:
      Per share benefit to net investment income                              N/A           N/A           N/A         $ 0.01
    Ratios before expense limitation:
      Expenses to Average Net Assets                                          N/A           N/A           N/A           1.05%**
      Net Investment Income to Average Net Assets                             N/A           N/A           N/A           9.44%**
----------------------------------------------------------------------------------------------------------------------------

 ** Annualized
*** The Portfolio began offering Class B Shares on January 2, 1996.
  + Amount is less than $0.01 per share.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL BOND PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                       CLASS A
                                                          -------------------------------------------------------------------
                                                                                                                 PERIOD FROM
                                                                                                                  JANUARY 18,
                                                                           YEAR ENDED DECEMBER 31,                 1995* TO
                                                          -----------------------------------------------------  DECEMBER 31,
                                                             1999           1998          1997++          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.40        $ 10.51       $ 10.25       $ 10.37       $ 10.00
                                                         ----------      ---------     ---------      --------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                   0.53           0.50          0.47          0.49          0.44
  Net Realized and Unrealized Gain (Loss)
    on Investments                                           (0.71)          0.07          0.25         (0.12)         0.42
                                                         ----------      ---------     ---------      --------  ------------
    Total from Investment Operations                         (0.18)          0.57          0.72          0.37          0.86
                                                         ----------      ---------     ---------      --------  ------------
DISTRIBUTIONS
  Net Investment Income                                      (0.55)         (0.51)        (0.46)        (0.49)        (0.45)
  In Excess of Net Investment Income                          0.00+            --         (0.00)+          --         (0.00)+
  Net Realized Gain                                             --          (0.17)        (0.00)+          --         (0.04)
  In Excess of Net Realized Gain                             (0.15)            --         (0.00)+          --            --
                                                         ----------      ---------     ---------      --------  ------------
    Total Distributions                                      (0.70)         (0.68)        (0.46)        (0.49)        (0.49)
                                                         ----------      ---------     ---------      --------  ------------
NET ASSET VALUE, END OF PERIOD                             $  9.52        $ 10.40       $ 10.51       $ 10.25       $ 10.37
                                                         ----------      ---------     ---------      --------  ------------
                                                         ----------      ---------     ---------      --------  ------------
TOTAL RETURN                                                 (1.79)%         5.52%         7.25%         3.67%         8.80%
                                                         ----------      ---------     ---------      --------  ------------
                                                         ----------      ---------     ---------      --------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                      $11,478        $34,807       $60,541       $40,227       $45,869
Ratio of Expenses to Average Net Assets (1)                   0.45%          0.45%         0.45%         0.45%         0.45%**
Ratio of Net Investment Income to Average
   Net Assets (1)                                             4.71%          4.60%         4.55%         4.77%         4.61%**
Portfolio Turnover Rate                                         96%            44%           80%           45%          180%
----------
(1) Effect of voluntary expense limitation during
    the period:
      Per share benefit to net investment income           $  0.03        $  0.03       $  0.02       $  0.03       $  0.03
    Ratios before expense limitation:
      Expenses to Average Net Assets                          0.81%          0.69%         0.68%         0.73%         0.73%**
      Net Investment Income to Average Net Assets             4.35%          4.36%         4.33%         4.50%         4.33%**
--------------------------------------------------------------------------------------------------------------------------

 * Commencement of Operations
** Annualized
 + Amount is less than $0.01 per share.
++ Per share amounts for the year ended December 31, 1997 are based on average shares outstanding.

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS:
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          --------------------------------------------------------------------
                                                             1999           1998          1997          1996         1995
-----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                    $    1.000     $    1.000    $    1.000      $    1.000     $  1.000
                                                        -----------    -----------   -----------     -----------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (1)                                  0.047          0.051         0.051           0.049        0.054
                                                        -----------    -----------   -----------     -----------  ------------
DISTRIBUTIONS
  Net Investment Income                                     (0.047)        (0.051)       (0.051)         (0.049)      (0.054)
                                                        -----------    -----------   -----------     -----------  ------------
NET ASSET VALUE, END OF PERIOD                          $    1.000     $    1.000    $    1.000      $    1.000     $  1.000
                                                        -----------    -----------   -----------     -----------  ------------
                                                        -----------    -----------   -----------     -----------  ------------
TOTAL RETURN                                                  4.80%          5.20%         5.20%           5.03%        5.51%
                                                        -----------    -----------   -----------     -----------  ------------
                                                        -----------    -----------   -----------     -----------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                   $2,931,316     $1,958,177    $1,506,210      $1,284,633     $836,693
Ratio of Expenses to Average Net Assets                       0.50%          0.49%         0.49%           0.52%        0.51%
Ratio of Net Investment Income to Average Net Assets          4.73%          5.07%         5.12%           4.92%        5.37%
----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
MUNICIPAL MONEY MARKET PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------------------------------
                                                             1999           1998          1997          1996         1995
----------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                   $    1.000        $  1.000      $  1.000      $  1.000    $  1.000
                                                       ------------      ---------     ---------     ---------  ------------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income                                     0.027           0.030         0.031         0.030       0.034
                                                       ------------      ---------     ---------     ---------  ------------
DISTRIBUTIONS
  Net Investment Income                                    (0.027)         (0.030)       (0.031)       (0.030)     (0.034)
                                                       ------------      ---------     ---------     ---------  ------------
NET ASSET VALUE, END OF PERIOD                         $    1.000        $  1.000      $  1.000      $  1.000    $  1.000
                                                       ------------      ---------     ---------     ---------  ------------
                                                       ------------      ---------     ---------     ---------  ------------
TOTAL RETURN                                                 2.77%           3.00%         3.17%         3.02%       3.44%
                                                       ------------      ---------     ---------     ---------  ------------
                                                       ------------      ---------     ---------     ---------  ------------
RATIOS AND SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)                  $1,405,646        $990,579      $804,607      $721,410    $451,519
Ratio of Expenses to Average Net Assets                      0.50%           0.50%         0.50%         0.53%       0.52%
Ratio of Net Investment Income to Average Net Assets         2.76%           2.96%         3.14%         2.98%       3.38%
----------------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1999
-------------------------------------------------------------------------------

Morgan Stanley Dean Witter Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. As of December 31, 1999, the Fund comprised 26 separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). At December 31, 1999, each Portfolio (with the exception of the International Small Cap, Municipal Money Market and Money Market Portfolios) offers two classes of shares -- Class A and Class B. Both classes of shares have identical voting rights (except that shareholders of a Class have exclusive voting rights regarding any matter relating solely to that Class of shares), dividend, liquidation and other rights. During the year ended December 31, 1999, the Aggressive Equity Portfolio changed its name to the Focus Equity Portfolio and the Emerging Growth Portfolio changed its name to the Small Company Growth Portfolio.

The investment objectives of each of the Portfolios are described in detail in the Investment Overviews appearing elsewhere in this Annual Report. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. The investment objective of the domestic and international fixed income portfolios is primarily to seek a high total return consistent with preservation of capital. The investment objective of the money market portfolios is to seek current income and preserve capital.

A. ACCOUNTING POLICIES: The following significant accounting policies are in conformity with generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of the financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: Equity securities listed on a U.S. exchange and equity securities traded on NASDAQ are valued at the latest quoted sales price on the valuation date. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the average of the mean between the current bid and asked prices obtained from reputable brokers. Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any development related to the specific securities. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value. Securities owned by the Money Market and Municipal Money Market Portfolios are stated at amortized cost, which approximates market value. All other securities and investments for which market values are not readily available, including restricted securities, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors, although the actual calculations may be done by others.

2. INCOME TAXES: It is each Portfolio's intention to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned. Taxes may also be based on the movement of foreign currency and are accrued based on the value of investments denominated in such currency.

3. REPURCHASE AGREEMENTS: The Portfolios may enter into repurchase agreements under which a Portfolio lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities. In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities which are held as collateral, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION AND FOREIGN INVESTMENTS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked


-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities-at the prevailing rates of exchange on the valuation date;

     - investment transactions, investment income and expenses-at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statement of Net Assets. The change in net unrealized currency gains (losses) for the period is reflected on the Statement of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of government supervision and regulation of foreign securities markets and the possibility of political or economic instabilty.

Prior governmental approval for foreign investments may be required under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign" in the Statement of Net Assets) may be created and offered for investment. The "local" and "foreign" shares' market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities are identified as fair valued on the Statement of Net Assets.

5. FOREIGN CURRENCY EXCHANGE CONTRACTS: Certain Portfolios may enter into foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign currency exchange rate and, in certain situations, to gain exposure to foreign currencies. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as unrealized gain or loss. The Portfolios record realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Credit risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of the unrealized gains on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: Each Portfolio may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place up to 120 days after the date of the transaction. Additionally, certain Portfolios may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Portfolio on such securities prior to delivery. When the Portfolio enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Portfolio's commitments to purchase such securities or designates such assets as segregated on the Portfolio's records. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk


-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

Purchasing investments on a when issued or delayed delivery basis may be considered a form of leverage which may increase the impact that gains or losses may have on a Portfolio.

7. LOAN AGREEMENTS: Certain Portfolios may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions ("Lenders") deemed to be creditworthy by the investment adviser. A Portfolio's investments in Loans may be in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans ("Assignments") from third parties. A Portfolio's investment in Participations typically results in the Portfolio having a contractual relationship with only the Lender and not with the borrower. The Portfolios have the right to receive payments of principal, interest and any fees to which it is entitled only upon receipt by the Lender of the payments from the borrower. The Portfolios generally have no right to enforce compliance by the borrower under the terms of the loan agreement. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender that is selling the Participation and any intermediaries between the Lender and the Portfolio. When a Portfolio purchases Assignments from Lenders, it typically acquires direct rights against the borrower on the Loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

8. SHORT SALES: Certain Portfolios may sell securities short. A short sale is a transaction in which a Portfolio sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Portfolio is obligated to replace the borrowed securities at the market price at the time of replacement. The Portfolio may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. Dividends and interest payable on such securities sold short are treated as dividend expense and interest expense, respectively, in the statement of operations. A Portfolio's obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Portfolio will either designate on the Portfolio's records or place in a segregated account with its Custodian an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale. Short sales by the Portfolios involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from the purchase of a security, because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

9. SECURITY LENDING: Certain Portfolios may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Portfolio attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received.

Portfolios that lend securities receive cash as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines. A portion of the interest received on the loan collateral is retained by the Portfolio, and the remainder is rebated to the borrower of the securities. From the interest retained by the Portfolio, 25% is paid to the securities lending agent for its services. The net amount of interest earned, after the interest rebate and allocation to the securities lending agent, is included in the Statement of Operations as interest income. The value of loaned securities and related collateral outstanding at December 31, 1999 are as follows:

                                       VALUE OF
                                        LOANED          VALUE OF
                                      SECURITIES       COLLATERAL
PORTFOLIO                               (000)            (000)
---------                             ----------       -----------
Active International Allocation ...    $ 21,653          $ 22,793
International Equity ..............     196,544           206,390

The following Portfolios have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent):

                                      NET INTEREST EARNED
PORTFOLIO                              BY PORTFOLIO (000)
---------                              ------------------
Active International Allocation ...       $   9
Asian Equity ......................          22
International Equity ..............         738
International Magnum ..............          85


-------------------------------------------------------------------------------

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

10. STRUCTURED SECURITIES: The Emerging Markets Debt Portfolio may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities generally will expose the Portfolio to credit risks of the underlying instruments as well as of the issuer of the structured security. Structured securities are typically sold in private placement transactions with no active trading market. Investments in Structured Securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

11. FUTURES: Certain Portfolios may purchase and sell futures contracts. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specified security, index, instrument or basket of instruments. Futures contracts (secured by cash, government securities or other high grade liquid investments deposited with brokers or custodians as "initial margin") are valued based upon their quoted daily settlement prices; changes in initial settlement value (represented by cash paid to or received from brokers as "variation margin") are accounted for as unrealized appreciation (depreciation). When futures contracts are closed, the difference between the opening value at the date the contract was entered into and the value at closing is recorded as realized gains or losses in the Statement of Operations.

Certain Portfolios may use futures contracts in order to manage their exposure to the stock and bond markets, to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs. Futures contract involve market risk in excess of the amounts recognized in the Statement of Net Assets. Risks arise from the possible movements in security values underlying these instruments. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of hedged investments.

12. SWAP AGREEMENTS: Certain Portfolios may enter into swap agreements to exchange one return or cash flow for another return or cash flow in order to hedge against unfavorable changes in the value of securities or to remain fully invested and to reduce transaction costs.

INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Income rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period are recorded as realized gains or losses in the Statement of Operations.

Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Credit risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the underlying security, if any, at the date of default. Risks also arise from potential for losses from adverse market movements; and such losses could exceed the related amounts shown in the Statement of Net Assets.

13. PURCHASED AND WRITTEN OPTIONS: Certain Portfolios may write covered call and put options on portfolio securities and other financial instruments. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. By writing a covered call option, a Portfolio, in exchange for the premium, foregoes the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase. By writing a put option, a Portfolio, in exchange for the premium, accepts the risk of having to purchase a security at an exercise price that is above the current market price.


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          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

Certain Portfolios may purchase call and put options on their portfolio securities or other financial instruments. Each Portfolio may purchase call options to protect against an increase in the price of the security or financial instrument it anticipates purchasing. Each Portfolio may purchase put options on securities which it holds or other financial instruments to protect against a decline in the value of the security or financial instrument or to close out covered written put positions. Risks may arise from an imperfect correlation between the change in market value of the securities held by the Portfolio and the prices of options relating to the securities purchased or sold by the Portfolio and from the possible lack of a liquid secondary market for an option. The maximum exposure to loss for any purchased option is limited to the premium initially paid for the option.

14. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Dividend income is recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased (other than mortgage-backed securities) are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets. Dividends to the shareholders of the Money Market and the Municipal Money Market Portfolios are accrued daily and are distributed on or about the 15th of each month. Distributions for the remaining Portfolios are recorded on the ex-distribution date.

The U.S. Real Estate Portfolio owns shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

The amount and character of income and capital gain distributions to be paid by the Portfolios of the Fund are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. The book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent book and tax basis differences may result in reclassification among undistributed net investment income (loss), accumulated net realized gain
(loss) and paid in capital. Listed below are the significant reclassifications as of December 31, 1999, with offsetting entries to paid in capital:

                              INCREASE           INCREASE
                            (DECREASE) TO     (DECREASE) TO
                           ACCUMULATED NET   ACCUMULATED NET
                             INVESTMENT       REALIZED GAIN
                            INCOME (LOSS)         (LOSS)
------------------------------------------------------------
Asian Real Estate ......   $    61,704         $   (61,074)
Small Company Growth ...       290,811          (3,317,426)
Emerging Markets Debt ..    (1,097,230)            982,564
European Real Estate ...       431,448            (430,400)
Global Equity ..........       (49,060)         (8,847,750)
Global Fixed Income ....      (473,446)            473,446
Japanese Equity ........      (355,502)          1,652,150
U.S. Equity Plus .......            --          (4,820,371)
Value Equity ...........           863          (1,638,197)

The reasons for these reclassifications are detailed below:

ASIAN REAL ESTATE, EUROPEAN REAL ESTATE

These reclassifications are primarily due to differing book/tax treatments on the sale of investments in Passive Foreign Investment Companies.

SMALL COMPANY GROWTH, GLOBAL EQUITY, U.S. EQUITY PLUS, VALUE EQUITY

These reclassifications are primarily due to differing book/tax treatment related to certain types of redemptions made during the year.

EMERGING MARKETS DEBT, GLOBAL FIXED INCOME

These reclassifications are primarily due to differing book/tax treatment related to net foreign currency losses.

JAPANESE EQUITY

These reclassifications are primarily due to net operating losses that are not available to be carried forward for income tax purposes as well as differing book/tax treatment and tax treatment related to foreign currency losses.

Permanent book and taxes differences, if any, are not included in ending undistributed (distributions in excess of) net investment income/accumulated net investment loss for the purpose of calculating net investment income (loss) per share in the Financial Highlights.

A transaction fee of one percent may be charged on subscriptions and redemptions of capital shares of the International Small Cap Portfolio and are included in paid in capital.


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          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

B. ADVISER: Morgan Stanley Dean Witter Investment Management, (the "Adviser" or "MSDW Investment Management"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., provides the Fund with investment advisory services under the terms of an Investment Advisory and Management Agreement (the "Agreement") at the annual rates of average daily net assets indicated below. MSDW Investment Management has agreed to reduce fees payable to it and to reimburse the Portfolios, if necessary, if the annual operating expenses, as defined, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

                                             MAXIMUM
                                          EXPENSE RATIO
                              ADVISORY    -------------
PORTFOLIO                       FEE     CLASS A   CLASS B
---------                     --------  -------   -------
Active International
  Allocation .............      0.65%     0.80%     1.05%
Asian Equity .............      0.80      1.00      1.25
Asian Real Estate ........      0.80      1.00      1.25
Emerging Markets .........      1.25      1.75      2.00
European Equity ..........      0.80      1.00      1.25
European Real Estate .....      0.80      1.00      1.25
Global Equity ............      0.80      1.00      1.25
International Equity .....      0.80      1.00      1.25
International Magnum .....      0.80      1.00      1.25
International Small Cap ..      0.95      1.15      N/A
Japanese Equity ..........      0.80      1.00      1.25
Latin American ...........      1.10      1.70      1.95
Focus Equity .............      0.80      1.00      1.25
Small Company Growth .....      1.00      1.25      1.50
Equity Growth ............      0.60      0.80      1.05
Technology ...............      1.00      1.25      1.50
U.S. Equity Plus .........      0.45      0.80      1.05
U.S. Real Estate .........      0.80      1.00      1.25
Value Equity .............      0.50      0.70      0.95
Emerging Markets Debt ....      0.75      1.75      2.00
Fixed Income .............      0.35      0.45      0.60
Global Fixed Income ......      0.40      0.50      0.65
High Yield ...............     0.375     0.695     0.945
Municipal Bond ...........      0.35      0.45      0.70
Money Market .............      0.30      0.55      0.80
Municipal Money Market ...      0.30      0.57      N/A

Morgan Stanley Dean Witter Advisors Inc., ("MSDW Advisors"), became the sub-advisor ("Sub-Advisor") of the Money Market and Municipal Money Market Portfolios, effective April 26, 1999 and April 28, 1999, respectively. MSDW Advisors receives a sub-advisory fee from the investment advisory fees paid to MSDW Investment Management by the Money Market and Municipal Money Market Portfolios.

C. ADMINISTRATOR: MSDW Investment Management also provides the Fund with administrative services pursuant to an administrative agreement for a monthly fee which on an annual basis equals 0.15% of the average daily net assets of each Portfolio, plus reimbursement of out-of-pocket expenses. Under an agreement between MSDW Investment Management and The Chase Manhattan Bank ("Chase"), Chase Global Funds Services Company ("CGFSC"), an affiliate of Chase, provides certain administrative services to the Fund. For such services, MSDW Investment Management pays Chase a portion of the fee MSDW Investment Management receives from the Fund. Certain employees of CGFSC are officers of the Fund. In addition, the Fund incurs local administration fees in connection with doing business with certain emerging market countries.

D. DISTRIBUTOR: Morgan Stanley & Co., Incorporated (the "Distributor"), a wholly-owned subsidiary of Morgan Stanley Dean Witter & Co., and an affiliate of MSDW Investment Management, serves as the distributor of the Fund and provides Class B shareholders of the applicable Portfolios with distribution services pursuant to a Distribution Plan (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. Under the Plan, the Distributor is entitled to receive from each applicable Portfolio, a distribution fee, which is accrued daily and paid quarterly, at an annual rate of 0.25% of the Class B shares' average daily net assets. The Distributor may voluntarily waive from time to time all or any portion of its distribution fee. The Distributor has agreed to reduce its fees to 0.15% of the Class B shares' average daily net assets for the Fixed Income and Global Fixed Income Portfolios.

E. CUSTODIAN: Chase serves as custodian for the Fund in accordance with a custodian agreement.

F. DIRECTOR'S FEES: Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Compensation Plan"). Under the Compensation Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in certain Portfolios' shares or invested in U.S. Treasury Bills, as defined under the Compensation Plan. The deferred fees payable, under the Compensation Plan, at December 31, 1999 totaled $414,000 and are included in Directors' Fees and Expenses Payable for the applicable Portfolio on the Statement of Net Assets.

G. CREDIT FACILITY: During December 1999, the Fund, along with an affiliated open-end fund (collectively, the "Funds"), entered into a 364-day Credit Agreement with a bank group comprised of major money center banks. Under the terms of the Agreement, the Funds are provided with a revolving credit facility (the "Facility") allowing the Funds to borrow, subject to the limitations set forth in each Fund's registration statement, amounts that, in the aggregate for the Funds, will not exceed $235 million. The Funds pay a commitment fee on the unused portion of the Facility at an annual rate of 0.09%. Fees incurred in connection with the


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                                      195
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          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

arrangement of the Facility totaled approximately $225,000. The commitment fee and the arrangement fee are allocated to the Funds based on an estimate of the potential amount available to each Fund under their respective limitations. Such allocated costs are further allocated to the Portfolios based on their net assets. Amounts drawn down on the Facility bear interest at the annual rate equal to the then prevailing Federal Funds rate plus 0.50%, which is borne by the respective borrowing Portfolio. For the year ended December 31, 1999, there were no amounts drawn down on the Facility.

H. PURCHASES AND SALES: During the year ended December 31, 1999, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

                                      PURCHASES    SALES
PORTFOLIO                               (000)      (000)
---------                             ---------    ------

Active International Allocation .    $  353,896 $  176,287
Asian Equity ....................       141,547    141,332
Asian Real Estate ...............         3,977      3,773
Emerging Markets ................     1,331,895  1,373,887
European Equity .................        93,703    168,896
European Real Estate ............         6,993     37,382
Global Equity ...................        83,757    174,241
International Equity ............     1,746,888  1,399,489
International Magnum ............       123,752    212,049
International Small Cap .........       138,392    131,484
Japanese Equity .................        15,468     31,559
Latin American ..................        21,836     30,345
Focus Equity ....................       209,320    256,638
Small Company Growth ............        96,848    119,209
Equity Growth ...................       897,530    922,958
Technology ......................       101,538     93,742
U.S. Equity Plus ................        53,570    101,413
U.S. Real Estate ................       210,019    141,136
Value Equity ....................        41,168     54,807
Emerging Markets Debt ...........       122,058    127,735
Fixed Income ....................       142,807    119,327
Global Fixed Income .............        35,513     38,753
High Yield ......................       103,448    102,467
Municipal Bond ..................        26,595     48,250


During the year ended December 31, 1999 purchases and sales of long-term U.S. Government securities by the Fixed Income and Global Fixed Income Portfolios were as follows:

                                      PURCHASES    SALES
PORTFOLIO                               (000)      (000)
---------                             ---------    -----
Fixed Income .............            $49,236     $92,275
Global Fixed Income ......              5,729       8,538

During the year ended December 31, 1999, the following Portfolios paid brokerage commissions to Morgan Stanley & Co., an affiliated broker/dealer, of approximately:

                                              BROKERAGE
                                             COMMISSION
PORTFOLIO                                       (000)
---------                                    -----------
Active International Allocation ...             $ 11
Asian Equity ......................              166

                                                        BROKERAGE
                                                       COMMISSION
PORTFOLIO                                                 (000)
---------                                              -----------
Asian Real Estate .................                       $  8
Emerging Markets ..................                        308
European Equity ...................                         14
European Real Estate ..............                          7
Global Equity .....................                         24
International Equity ..............                        181
International Magnum ..............                         74
International Small Cap ...........                          8
Japanese Equity ...................                         33
Latin American ....................                          1
Equity Growth .....................                        121
Focus Equity ......................                         21
Small Company Growth ..............                         17
Technology ........................                          2
Value Equity ......................                         31

I. OTHER: At December 31, 1999, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

                                                                       NET
                                                                      APPREC.
                                COST        APPREC.       DEPREC.   (DEPREC.)
PORTFOLIO                       (000)        (000)         (000)      (000)
---------                    ---------   ----------     ---------   --------
Active International
  Allocation ............   $  513,312   $  115,423     $ (17,257)    98,166
Asian Equity ............       76,466       26,868        (1,759)    25,109
Asian Real Estate .......        3,491          798          (187)       611
Emerging Markets ........    1,136,487      566,396      (154,447)   411,949
European Equity .........       90,993       17,326        (5,068)    12,258
European Real Estate ....       12,906          202        (1,477)    (1,275)
Global Equity ...........      140,219       20,686       (16,981)     3,705
International Equity ....    3,890,434    1,121,311      (213,160)   908,151
International Magnum ....      176,671       48,797       (10,203)    38,594
International Small Cap .      300,411       86,139       (43,168)    42,971
Japanese Equity .........       53,616       27,854        (4,677)    23,177
Latin American ..........       14,634        3,329        (2,760)       569
Equity Growth ...........      820,427      418,876       (15,231)   403,645
Focus Equity ............      125,195       35,379        (2,062)    33,317
Small Company Growth ....       64,650       28,738        (1,310)    27,428
Technology ..............       50,427       36,587          (380)    36,207
U.S. Equity Plus ........       21,262        3,833        (1,116)     2,717
U.S. Real Estate ........      352,987        7,654       (39,175)   (31,521)
Value Equity ............       43,448        8,241        (4,251)     3,990
Emerging Markets Debt ...       48,397        4,739        (1,111)     3,628
Fixed Income ............      193,317           47        (9,717)    (9,670)
Global Fixed Income .....       34,670          512        (2,070)    (1,558)
High Yield ..............      190,428        3,245       (12,714)    (9.469)
Municipal Bond ..........       11,041          247           (10)       237
Money Market ............    2,923,756         --             --          --
Municipal Money Market ..    1,399,124         --             --          --


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                                      196

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONT.)
DECEMBER 31, 1999
-------------------------------------------------------------------------------

At December 31, 1999, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

                                              EXPIRATION DATE
                                                DECEMBER 31,
                                                    (000)
                                 ----------------------------------------
PORTFOLIO                2003       2004       2005       2006       2007      TOTAL
---------                ----       ----       ----       ----       ----      -----
Asian Equity .....        $--        $--    $17,985   $ 67,603    $    --   $ 85,588
Asian Real
  Estate .........         --         --         --      2,345         --      2,345
Emerging
  Markets.........         --         --         --    224,775         --    224,775
European
  Real Estate ....         --         --         40      1,452      4,709      6,201
Japanese Equity ..         --      1,668     11,123     23,700        583     37,074
Latin American ...         --         --         --     15,815      5,508     21,323
Emerging
  Markets Debt ...         --         --         --     89,125      9,618     98,743
Fixed Income .....         --         --         --         --      1,385      1,385
Global Fixed
  Income .........      1,568         --         --         --         53      1,621
High Yield .......         --         --         --         --      4,826      4,826
Money Market .....         --        295         --         --         --        295
Municipal Money
  Market .........         --         22         --          2         69         93

During the year ended December 31, 1999, the Asian Equity, Asian Real Estate, Emerging Markets, International Magnum, Focus Equity, U.S. Real Estate and Money Market Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes of approximately $19,978,000, $232,000, $45,119,000, $1,558,000,
$1,960,000, $1,053,000, and $112,000, respectively.

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and net currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 1999, the Portfolio intends to defer to January 1, 2000 for U.S. Federal income tax purposes, post-October currency losses and post-October capital losses.

                                          CAPITAL CURRENCY
                                           LOSSES  LOSSES
PORTFOLIO                                  (000)   (000)
---------                                 -------  --------
Active International Allocation ....       $--    $2,668
Asian Equity .......................        --         6
Asian Real Estate ..................         6         1
Emerging Markets ...................        --       388
European Equity ....................        --       146
Japanese Equity ....................        --       200

                                         CAPITAL   CURRENCY
                                          LOSSES   LOSSES
PORTFOLIO                                 (000)    (000)
---------                                -------   ---------
Latin American ..............            $  217   $ 11
U.S. Real Estate ............             1,672     --
Value Equity ................               395     --
Emerging Markets Debt .......               171     --
Fixed Income ................               484     --
Global Fixed Income .........                --     83
High Yield ..................                61     --
Municipal Bond ..............                55     --

During the year ended December 31, 1999, the following Portfolio wrote covered call options as follows:

OPTIONS:

                                                           NO. OF        PREMIUM
TECHNOLOGY PORTFOLIO                                      CONTRACTS       (000)
--------------------                                      ---------      -------
Options outstanding at December 31,1998 ...                 $ 60           $ 225
Options expired during the period .........                  (60)           (225)
                                                             ---            ----
Options outstanding at December 31,1999 ...                 $ --           $  --
                                                            ====           =====

At December 31, 1999, the net assets of certain Portfolios were substantially comprised of foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times during the year ended December 31, 1999, certain of the Portfolios' investments were concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

The Emerging Markets Debt and High Yield Portfolios hold a significant portion of their investment in securities which are traded by one market maker who may also be utilized by these Portfolios to provide pricing information used to value such investments. The amounts which will be realized upon disposition of these securities may differ from the value reflected on the Statement of Net Assets.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in the issuer's share register. In Russia, there currently exists no central registration system and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of a failure to complete the transaction by the counterparty. From time to time, certain Portfolios may have shareholders that hold a significant portion of a Portfolio's outstanding shares. Investment decisions of these shareholders could have a material impact on those Portfolios.


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                                      197

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Morgan Stanley Dean Witter Institutional Fund, Inc.

In our opinion, the accompanying statements of net assets and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting Morgan Stanley Dean Witter Institutional Fund, Inc. (the "Fund") at December 31, 1999, the results of each of their operations, the changes in each of their net assets, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


February 18, 2000


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

[GRAPHIC] MORGAN STANLEY DEAN WITTER
          INSTITUTIONAL FUND, INC.
-------------------------------------------------------------------------------
FEDERAL TAX INFORMATION (UNAUDITED):
-------------------------------------------------------------------------------

For the year ended December 31, 1999, the percentage of dividends paid that qualify for the 70% dividend received deduction for corporate shareholders for the Global Equity, Focus Equity, Small Company Growth, Equity Growth, Technology, U.S. Equity Plus, U.S. Real Estate and Value Equity Portfolios are 25.83%, 1.80%, 2.75%, 8.85%, 0.35%, 4.43%, 1.88% and 26.56%, respectively.

For the year ended December 31, 1999, the percentage of exempt interest dividends paid by the Municipal Bond and the Municipal Money Market Portfolios are 98.22% and 98.15%, respectively.

For the year ended December 31, 1999, the following Portfolios intend to pass through foreign tax credits and have derived gross income from sources within foreign countries amounting to:

                                                            FOREIGN TAX CREDIT   FOREIGN SOURCE
                                                               PASS-THROUGH          INCOME
     FUND                                                          (000)              (000)
     ----                                                   ------------------   --------------
     Active International Allocation .....................      $      758          $  6,820
     Asian Equity ........................................              68             1,272
     European Equity .....................................             428             3,604
     European Real Estate ................................              66               749
     Global Equity .......................................             428             3,464
     International Equity* ...............................           9,779            92,708
     International Magnum ................................             534             4,552
     International Small Cap .............................             788             7,437

For the year ended December 31, 1999, the following Portfolios intend to distribute long-term capital gains totaling:

                                                                LONG-TERM
                                                           CAPITAL GAINS -- 20%
              FUND                                                (000)
              ----                                         --------------------
              Active International Allocation ...........      $  13,092
              European Equity ...........................         11,631
              Global Equity .............................         18,274
              International Equity* .....................          2,369
              International Magnum ......................          9,521
              International Small Cap ...................         13,507
              Focus Equity ..............................            992
              Small Company Growth ......................            841
              Equity Growth .............................         38,344
              Technology ................................          1,339
              U.S. Equity Plus ..........................            301
              Value Equity ..............................          2,857
              Municipal Bond ............................            266

---------------
*  Amounts based on October 31 tax year end.


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                                      199

               MORGAN STANLEY DEAN WITTER INSTITUTIONAL FUND, INC.


-------------------------------------------------------------------------------

DIRECTORS

Barton M. Biggs
CHAIRMAN OF THE BOARD
   Chairman and Director, Morgan Stanley Dean Witter
   Investment Management Inc. and Morgan Stanley Dean Witter
   Investment Management Limited; Managing
   Director, Morgan Stanley & Co. Incorporated

Michael F. Klein
DIRECTOR AND PRESIDENT
   Managing Director, Morgan Stanley Dean Witter Investment
   Management Inc. and Morgan Stanley & Co.
   Incorporated

John D. Barrett II
Chairman and Director,
Barrett Associates, Inc.

Gerard E. Jones
Partner, Richards & O'Neil LLP

Andrew McNally IV
River Road Partners

Samuel T. Reeves
Chairman of the Board and Chief Executive Officer,
Pinnacle Trading, L.L.C.

Fergus Reid
Chairman and Chief Executive Officer,
LumeLite Plastics Corporation

Frederick O. Robertshaw
Of Counsel, Copple, Chamberlin & Boehm, P.C.

INVESTMENT ADVISER AND ADMINISTRATOR
Morgan Stanley Dean Witter Investment Management Inc.
1221 Avenue of the Americas
New York, New York 10020

DISTRIBUTOR
Morgan Stanley & Co. Incorporated
1221 Avenue of the Americas
New York, New York 10020

CUSTODIAN
The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036


OFFICERS

Stefanie V. Chang
VICE PRESIDENT

Harold J. Schaaff, Jr.
VICE PRESIDENT

Joseph P. Stadler
VICE PRESIDENT

Mary E. Mullin
SECRETARY

Belinda A. Brady
TREASURER

Robin L. Conkey
ASSISTANT TREASURER




FOR CURRENT PERFORMANCE, CURRENT NET ASSET VALUE AND INFORMATION REGARDING THE INVESTMENTS COMPRISING THE PORTFOLIOS, OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE FUND AT (800) 548-7786, OR VISIT OUR WEBSITE AT www.msdw.com/institutional/investmentmanagement.


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